AIRCRE

STANDARD SUBLEASE

(Short-form to be used with post-1995 AIR leases)

(NOTE: DO NOT USE IF LESS THAN ENTIRE PREMISES ARE BEING SUBLET. FOR SITUATIONS WHERE THE PREMISES ARE TO BE OCCUPIED BY MORE THAN ONE TENANT OR SUBTENANT USE THE "STANDARD SUBLEASE-MULTI-TENANT" FORM)

1. **Basic Provisions ("Basic Provisions").**

1.1 **Parties:** This Sublease ("**Sublease**"), dated for reference purposes only March 13, 2019, is made by and between InSite Vision, Inc. ("**Sublessor**") and AgeX Therapeutics, Inc. ("**Sublessee**"), (collectively the "**Parties**", or individually a "**Party**").

1.2 **Premises:** That certain real property, including all improvements therein, and commonly known as (street address, city, state, zip) 965 Atlantic Avenue located in the County of Alameda, State of California and generally described as (describe briefly the nature of the property) approximately 23,911 square feet of space ("**Premises**").

1.3 **Term:** 1 years and 11 months commencing upon Master Lessor's approval ("**Commencement Date**") and ending 12/31/2020 ("**Expiration Date**").

1.4 **Early Possession:** If the Premises are available Sublessee may have non-exclusive possession of the Premises commencing seven (7) days prior to Lease Commencement Date ("**Early Possession Date**").

1.5 **Base Rent:** $35,866.50 per month ("**Base Rent**"), payable on the 1st day of each month commencing on the first month, for the first 12 months. Beginning on the 13th month, Base Rent shall increase to $36,942.50 through the remainder of the Term.

☑ If this box is checked, there are provisions in this Sublease for the Base Rent to be adjusted.

1.6 **Base Rent and Other Monies Paid Upon Execution:**

(a) **Base Rent:** $35,866.50 for the period ________.

(b) **Security Deposit:** $71,733.00 ("**Security Deposit**").

(c) **Association Fees:** ________ for the period ________.

(d) **Other:** $40,000.00 for FF&E.

(e) **Total Due Upon Execution of this Lease:** $147,599.50.

1.7 **Agreed Use:** The Premises shall be used and occupied only for Office, biotechnology, R&D, product production and distribution or any other permitted use and for no other purposes.

1.8 **Real Estate Brokers:**

(a) **Representation:** The following real estate brokers (the "**Brokers**") and brokerage relationships exist in this transaction (check applicable boxes):

☑ CBRE, Inc. represents Sublessor exclusively ("**Sublessor's Broker**");

☑ Kidder Mathews represents Sublessee exclusively ("**Sublessee's Broker**"); or

☐ ________ represents both Sublessor and Sublessee ("**Dual Agency**").

(b) **Payment to Brokers:** Upon execution and delivery of this Sublease by both Parties, Sublessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of ________ or ________ % of the total Base Rent) for the brokerage services rendered by the Brokers.

1.9 **Guarantor.** The obligations of the Sublessee under this Sublease shall be guaranteed by N/A ("**Guarantor**").

1.10 **Attachments.** Attached hereto are the following, all of which constitute a part of this Sublease:

☑ an Addendum consisting of Paragraphs 14 through 23;

☐ a plot plan depicting the Premises;

☐ a Work Letter;

☑ a copy of the master lease and any and all amendments to such lease (collectively the "**Master Lease**");

☐ other (specify): ________.

2. **Premises.**

2.1 **Letting.** Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. **Note: Sublessee is advised to verify the actual size prior to executing this Sublease.**

2.2 **Condition.** Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("**Start Date**"), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("**HVAC**"), and any items which the Sublessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Sublessee, shall be in good operating condition on said date. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respect to such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Sublessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements. If Sublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non-compliance,

INITIALS INITIALS

malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense.

2.3 **Compliance.** Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("**Applicable Requirements**") in effect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. **NOTE: Sublessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Sublessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed.** If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same.

2.4 **Acknowledgements.** Sublessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (c) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Sublessor, (e) the square footage of the Premises was not material to Sublessee's decision to sublease the Premises and pay the Rent stated herein, and (f) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5 **Americans with Disabilities Act.** In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at: ☐ Sublessor's expense ☑ Sublessee's expense.

3. Possession.

3.1 **Early Possession.** Any provision herein granting Sublessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.2 **Delay in Commencement.** Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 6.3 of this Sublease).

3.3 **Sublessee Compliance.** Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.

4. Rent and Other Charges.

4.1 **Rent Defined.** All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("**Rent**"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

4.2 **Utilities.** Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

5. Security Deposit. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 6.3 of this Sublease).

6. Master Lease.

6.1 Sublessor is the lessee of the Premises by virtue of the "**Master Lease**", wherein BSREP Marina Village Owner, LLC is the lessor, hereinafter the "**Master Lessor**".

6.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

6.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

6.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: See Addendum to Sublease.

6.5 The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the "**Sublessee's Assumed Obligations**". The obligations that sublessee has not assumed under paragraph 6.4 hereof are hereinafter referred to as the "**Sublessor's Remaining Obligations**".

6.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

6.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

6.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

7. Assignment of Sublease and Default.

7.1 Sublessor hereby assigns and transfers to Master Lessor Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

7.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to

Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. In the event, however, that the amount collected by Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

7.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

7.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

8. Consent of Master Lessor.

8.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

8.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties, then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

8.3 In the event that Master Lessor does give such consent then:

(a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

(b) The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

(c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

(d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

(e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

(f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

(g) Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this Sublease shall not constitute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor in the Master Lease (see Paragraph 39.2 of the Master Lease).

8.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

8.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

8.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default if Sublessee does so within the same number of days set forth in the notice of default given to Sublessor. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

9. Additional Brokers Commissions.

~~9.1 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.~~

~~9.2 If a separate brokerage fee agreement is attached then Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule attached to such brokerage fee agreement.~~

~~9.3 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.~~

~~9.4 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 9. Broker shall be deemed to be a third-party beneficiary of this paragraph 9.~~

10. Representations and Indemnities of Broker Relationships. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Sublease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

11. Attorney's fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "**Prevailing**

Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

12. No Prior or Other Agreements; Broker Disclaimer. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

13. Accessibility; Americans with Disabilities Act.

(a) The Premises:

☑ have not undergone an inspection by a Certified Access Specialist (CASp). Note: A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential except as necessary to complete repairs and corrections of violations of construction related accessibility standards.

In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certificate to Lessee within 7 days of the execution of this Lease.

(b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:
1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED

Executed At: CRANBURY NJ
On: 03-21-2019

By Sublessor:
InSite Vision, Inc.

By: [signature]
Name Printed: Jayesh Shah
Title: Board of Director
Phone: 609 819 8202
Fax:
Email: jayesh.shah@tarro.com

By:
Name Printed:
Title:
Phone:
Fax:
Email:

Executed At: Alameda, CA
On: 3-15-19

By Sublessee:
AgeX Therapeutics, Inc.

By: [signature]
Name Printed: Michael D. West, Ph.D.
Title: Chief Executive Officer
Phone: 510-871-4190
Fax: 510-871-4154
Email: mwest@agexinc.com

By:
Name Printed:
Title:
Phone:
Fax:
Email:

[initials] INITIALS

[initials] INITIALS

Address: 270 Prospect Plains Road
Cranbury, New Jersey 08512

Federal ID No.: ______

Address: 1010 Atlantic Avenue, Suite 102
Alameda, CA 94501
Federal ID No.: ______

BROKER
CBRE, Inc.

Attn: Grant Jones
Title: Senior Vice President

Address: 1111 Broadway, Suite 1850, Oakland, CA 94607
Phone: 510-874-1907
Fax: 510-834-9158
Email: grant.jones@cbre.com
Federal ID No.: 95-2743174
Broker/Agent BRE License #: 01743255

BROKER
Kidder Mathews

Attn: Eric Bluestein
Title: Execute Vice President, Partner

Address: 101 Mission Street, San Francisco, CA 94105
Phone: 415-229-8888
Fax: 415-229-8987
Email: ericb@kiddermathews.com
Federal ID No.: ______
Broker/Agent BRE License #: 01720416

Consent to the above Sublease is hereby given.

Executed At: ______
Executed On: ______

By Master Lessor:
BSREP Marina Village Owner, LLC

By: ______
Name Printed: ______
Title: ______
Phone: ______
Fax: ______
Email: ______

By: ______
Name Printed: ______
Title: ______
Phone: ______
Fax: ______
Email: ______

Address: ______
Federal ID No.: ______

Executed At: ______
Executed On: ______

By Guarantor:
______

By: ______
Name Printed: ______
Title: ______
Address: ______

By: ______
Name Printed: ______
Title: ______
Address: ______

California Sale/Lease Disclosures

CBRE

Property: 965 Atlantic Ave., Alameda CA

California Natural Hazard Disclosures. California law requires the transferor and/or the transferor's agent, as soon as practicable before the transfer/sale of real property, to disclose to any prospective transferee the fact that the property is located in the following: (1) A SPECIAL FLOOD HAZARD AREA (Any type Zone "A" or "V") designated by the Federal Emergency Management Agency; (2) AN AREA OF POTENTIAL FLOODING shown on a dam failure inundation map pursuant to §8589.5 of the Government Code; (3) A VERY HIGH FIRE HAZARD SEVERITY ZONE pursuant to §51178 or §51179 of the Government Code, which will subject the owner of such property to the maintenance requirements of §51182 of the Government Code; (4) A WILDLAND AREA THAT MAY CONTAIN SUBSTANTIAL FOREST FIRE RISKS AND HAZARDS pursuant to §4125 of the Public Resources Code, which will subject the owner of such property to the maintenance requirements of §4291 of the Public Resources Code; (5) AN EARTHQUAKE FAULT ZONE pursuant to §2622 of the Public Resources Code, and (6) A SEISMIC HAZARD ZONE pursuant to §2696 of the Public Resources Code. The transferor shall provide any prospective transferee with a Natural Hazard Disclosure Statement for the Property in a form sufficient to satisfy California law.

Flood Zones. Many lenders require flood insurance for properties located in flood zones, and government authorities may regulate development and construction in flood zones. Whether or not located in a flood zone, properties can be subject to flooding and moisture problems, especially properties on a slope or in low-lying areas. Buyers/tenants should have their experts confirm whether the Property is in a flood zone and otherwise investigate and evaluate these matters.

Earthquakes. Whether or not located in a designated earthquake fault or seismic hazard zone, all properties in California are subject to earthquake risks and may be subject to state and local earthquake-related requirements, including retrofit requirements. Among other items, water heaters must be braced, anchored or strapped to resist falling or horizontal displacement, and in sales transactions sellers must execute a written certification that water heaters are so braced, anchored or strapped (California Health and Safety Code §19211). Buyers/tenants should have their experts confirm and otherwise investigate and evaluate these matters. More information may be found in the California Commercial Property Owner's Guide to Earthquake Safety, available at www.seismic.ca.gov.

Fires. Properties, whether or not located in a designated fire hazard zone, are subject to fire/life safety risks and may be subject to state and local fire/life safety-related requirements, including retrofit requirements. Have your experts investigate and evaluate these matters.

Hazardous Materials and Underground Storage Tanks. Due to prior or current uses of the Property or in the areas or the construction materials used, the Property may have hazardous or undesirable metals (including but not limited to lead-based paint), minerals (including but not limited to asbestos), chemicals, hydrocarbons, petroleum-related compounds, or biological or radioactive/emissive items (including but not limited to electrical and magnetic fields) in soils, water, building components, above or below-ground tanks/containers or elsewhere in areas that may or may not be accessible or noticeable. Such items may leak or otherwise be released. Asbestos has been used in items such as fireproofing, heating/cooling systems, insulation, spray-on and tile acoustical materials, floor tiles and coverings, roofing, drywall and plaster. If the Property was built before 1978 and has a residential unit, sellers/landlords must disclose all reports, surveys and other information known to them regarding lead-based paint to buyers/tenants and allow for inspections (42 United States Code §4851 et seq.). Sellers/landlords are required to advise buyers/tenants if they have any reasonable cause to believe that any hazardous substance has come to be located on or beneath the Property (California Health and Safety Code §25359.7), and sellers/landlords must disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, buyers and tenants (California Health and Safety Code §25915 et seq.); buyers/tenants have similar obligations. If sellers/landlords know of the presence of mold that exceeds permissible exposure limits or poses a health threat, they are required to disclose that information in writing (California Health and Safety Code §26140). For residential properties, all contracts for sale must include certain mandated disclosures regarding gas and hazardous waste pipelines (California Civil Code §2079.10.5). Have your experts investigate and evaluate these matters.

Americans with Disabilities Act (ADA). The Americans With Disabilities Act (42 United States Code §12101 et seq.) and other federal, state and local requirements may require changes to the Property. All commercial property owners and/or lessors are required to state on every lease form or rental agreement whether the property has undergone inspection by a Certified Access Specialist (CASp), and, if so, whether the property has or has not been determined to meet all applicable construction-related accessibility standards (California Civil Code §1938). Have your experts investigate and evaluate these matters.

Taxes. Sales, leases and other real estate transactions can have federal, state and local tax consequences. In sales transactions, Internal Revenue Code §1445 requires buyers to withhold and pay to the IRS 15% of the gross sales price within 20 days of the date of a sale unless the buyers can establish that the sellers are not foreigners, generally by having the sellers sign a Non-Foreign Seller Affidavit. Depending on the structure of the transaction, the tax withholding liability can exceed the net cash proceeds to be paid to the sellers at closing. California imposes an additional withholding requirement equal to 3 1/3% of the gross sales price not only on foreign sellers but also out-of-state sellers and sellers leaving the state if the sales price exceeds $100,000. Withholding generally is required if the last known address of a seller is outside California, if the proceeds are disbursed outside of California, or if a financial intermediary is used. Have your experts investigate and evaluate these matters.

Seller/Landlord Disclosure of Material Facts, Delivery of Reports, and Compliance with Laws. Sellers/landlords are hereby requested to disclose directly to buyers/tenants all facts known to sellers/landlords that materially affect the value or desirability of the Property and are not readily observable nor known to the buyer/tenant, including, but not limited to, facts regarding hazardous materials, zoning, construction, design, engineering, soils, title, survey, fire/life safety, and other matters, and to provide buyers/tenants with copies of all reports in the possession of or accessible to sellers/landlords regarding the Property. In California, if a pest control report is a condition of the purchase contract, then buyers/tenants are entitled to receive a copy of the report and any certification and notice of work completed (California Civil Code §1099). Sellers/landlords and buyers/tenants must comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Property Inspections and Evaluations. Buyers/tenants should have the Property thoroughly inspected and all parties should have the transaction thoroughly evaluated by the experts of their choice. Ask your experts what investigations and evaluations may be appropriate as well as the risks of not performing any such investigations or evaluations. Information regarding the Property supplied by the real estate brokers has been received from third party sources and has not been independently verified by the brokers. Have your experts verify all information regarding the Property, including any linear or area measurements, the availability of all utilities, applicable zoning, and entitlements for the intended use. All work should be inspected and evaluated by your experts, as they deem appropriate. Any projections or estimates are for example only, are based on assumptions that may not occur, and do not represent the current or future performance of the property. Real estate brokers are not experts concerning, nor can they determine if any expert is qualified to provide advice on, legal, tax, design, ADA, engineering, construction, soils, title, survey, fire/life safety, insurance, hazardous materials, or other such matters. Such areas require special education and, generally, special licenses not possessed by real estate brokers. Consult with the experts of your choice regarding these matters.

CONSULT YOUR ADVISORS – This document has legal consequences. No representation or recommendation is made by Broker as to the legal or tax consequences of this Agreement or the transaction(s) which it contemplates. This form is not intended to substitute for any disclosures the law requires that the parties make to each other. These are questions for your attorney and financial advisors.

CBRE

Please note that the terms "Seller" and "Buyer" are defined by the CA Civil Code to include a lessor and lessee, respectively.

If you are a Listing Agent **- you must deliver the form to the seller/lessor before entering into the listing agreement. If the buyer/lessee is not represented by an agent, you must also deliver the form to it within one business day after receiving an offer from the buyer/lessee.**

If you are the Buyer's Agent **- you must deliver the form to the buyer/lessee as soon as the buyer/lessee seeks your services, but in any event before the buyer/lessee signs an offer. In addition, you must also deliver the form to the seller/lessor before or concurrently with presenting an offer.**

DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP

(As required by the Civil Code)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER'S AGENT

A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

BUYER'S AGENT

A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties. An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer. In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.

(b) Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, the agent may not, without the express permission of the respective party, disclose to the other party that the Seller will accept a price less than the listing price or that the Buyer will pay a price greater than the price offered. The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction. This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the Civil Code set forth on the reverse hereof. Read it carefully

CBRE, INC.	[signature] 3-15-19
Agent	**Buyer/Lessee Signature** **(Date)**
[signature] 8/28/2018	AGEX THERAPEUTICS, INC. MICHAEL WEST
Associate Licensee Signature **(Date)**	**Buyer/Lessee Printed Name**
Mark Kol	
Associate Licensee Printed Name	**Seller/Lessor Signature** **(Date)**
	Seller/Lessor Printed Name

As used in Sections 2079.14 to 2079.24, inclusive, the following terms have the following meanings:

(a) "Agent" means a person acting under provisions of Title 9 (commencing with Section 2295) in a real property transaction, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code, and under whose license a listing is executed or an offer to purchase is obtained.

(b) "Associate licensee" means a person who is licensed as a real estate broker or salesperson under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code and who is either licensed under a broker or has entered into a written contract with a broker to act as the broker's agent in connection with acts requiring a real estate license and to function under the broker's supervision in the capacity of an associate licensee. The agent in the real property transaction bears responsibility for his or her associate licensees who perform as agents of the agent. When an associate licensee owes a duty to any principal, or to any buyer or seller who is not a principal, in a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the associate licensee functions.

(c) "Buyer" means a transferee in a real property transaction, and includes a person who executes an offer to purchase real property from a seller through an agent, or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction. "Buyer" includes vendee or lessee.

(d) "Dual agent" means an agent acting, either directly or through an associate licensee, as agent for both the seller and the buyer in a real property transaction.

(e) "Listing agreement" means a contract between an owner of real property and an agent, by which the agent has been authorized to sell the real property or to find or obtain a buyer.

(f) "Listing agent" means a person who has obtained a listing of real property to act as an agent for compensation.

(g) "Listing price" is the amount expressed in dollars specified in the listing for which the seller is willing to sell the real property through the listing agent.

(h) "Offering price" is the amount expressed in dollars specified in an offer to purchase for which the buyer is willing to buy the real property.

(i) "Offer to purchase" means a written contract executed by a buyer acting through a selling agent which becomes the contract for the sale of the real property upon acceptance by the seller.

(j) "Real property" means any estate specified by subdivision (1)or (2) of Section 761 in property which constitutes or is improved with one to four dwelling units, any leasehold in this type of property exceeding one year's duration, and mobile homes, when offered for sale or sold through an agent pursuant to the authority contained in Section 10131.6 of the Business and Professions Code.

(k) "Real property transaction" means a transaction for the sale of real property in which an agent is employed by one or more of the principals to act in that transaction, and includes a listing or an offer to purchase.

(l) "Sell," "sale," or "sold" refers to a transaction for the transfer of real property from the seller to the buyer, and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of Section 2985, and transactions for the creation of a leasehold exceeding one year's duration.

(m) "Seller" means the transferor in a real property transaction, and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an offer to purchase real property of which he or she is the owner from an agent on behalf of another. "Seller" includes both a vendor and a lessor.

(n) "Selling agent" means a listing agent who acts alone, or an agent who acts in cooperation with a listing agent, and who sells or finds and obtains a buyer for the real property, or an agent who locates property for a buyer or who finds a buyer for a property for which no listing exists and presents an offer to purchase to the seller.

(o) "Subagent" means a person to whom an agent delegates agency powers as provided in Article 5 (commencing with Section 2349) of Chapter 1 of Title 9. However, "subagent" does not include an associate licensee who is acting under the supervision of an agent in a real property transaction.

Listing agents and selling agents shall provide the seller and buyer in a real property transaction with a copy of the disclosure form specified in Section 2079.16, and, except as provided in subdivision (c), shall obtain a signed acknowledgment of receipt from that seller or buyer, except as provided in this section or Section 2079.15, as follows:

(a) The listing agent, if any, shall provide the disclosure form to the seller prior to entering into the listing agreement.

(b) The selling agent shall provide the disclosure form to the seller as soon as practicable prior to presenting the seller with an offer to purchase, unless the selling agent previously provided the seller with a copy of the disclosure form pursuant to subdivision.

(c) Where the selling agent does not deal on a face-to-face basis with the seller, the disclosure form prepared by the selling agent may be furnished to the seller (and acknowledgment of receipt obtained for the selling agent from the seller) by the listing agent, or the selling agent may deliver the disclosure form by certified mail addressed to the seller at his or her last known address, in which case no signed acknowledgment of receipt is required.

(d) The selling agent shall provide the disclosure form to the buyer as soon as practicable prior to execution of the buyer's offer to purchase, except that if the offer to purchase is not prepared by the selling agent, the selling agent shall present the disclosure form to the buyer not later than the next business day after the selling agent receives the offer to purchase from the buyer.

In any circumstance in which the seller or buyer refuses to sign an acknowledgment of receipt pursuant to Section 2079.14, the agent, or an associate licensee acting for an agent, shall set forth, sign, and date a written declaration of the facts of the refusal.

2079.17.

(a) As soon as practicable, the selling agent shall disclose to the buyer and seller whether the selling agent is acting in the real property transaction exclusively as the buyer's agent, exclusively as the seller's agent, or as a dual agent representing both the buyer and the seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller, the buyer, and the selling agent prior to or coincident with execution of that contract by the buyer and the seller, respectively.

(b) As soon as practicable, the listing agent shall disclose to the seller whether the listing agent is acting in the real property transaction exclusively as the seller's agent, or as a dual agent representing both the buyer and seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the listing agent prior to or coincident with the execution of that contract by the seller.

(c) The confirmation required by subdivisions (a) and (b) shall be in the following form:

SAMPLE ONLY – DO NOT FILL OUT
_______is the Listing agent of (check one): ( ) the seller exclusively; or ( ) both the buyer and seller.
_______is the Selling agent, *if not the same as the Listing Agent*, of (check one): ( ) the buyer exclusively; or ( ) the seller exclusively; or ( ) both the buyer and seller.

(d) The disclosures and confirmation required by this section shall be in addition to the disclosure required by Section 2079.14.

No selling agent in a real property transaction may act as an agent for the buyer only, when the selling agent is also acting as the listing agent in the transaction.

The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determinative of a particular agency relationship between an agent and the seller or buyer. A listing agent and a selling agent may agree to share any compensation or commission paid, or any right to any compensation or commission for which an obligation arises as the result of a real estate transaction, and the terms of any such agreement shall not necessarily be determinative of a particular relationship.

Nothing in this article prevents an agent from selecting, as a condition of the agent's employment, a specific form of agency relationship not specifically prohibited by this article if the requirements of Section 2079.14 and Section 2079.17 are complied with.

A dual agent shall not disclose to the buyer that the seller is willing to sell the property at a price less than the listing price, without the express written consent of the seller. A dual agent shall not disclose to the seller that the buyer is willing to pay a price greater than the offering price, without the express written consent of the buyer. This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to confidential information other than price.

Nothing in this article precludes a listing agent from also being a selling agent, and the combination of these functions in one agent does not, of itself, make that agent a dual agent.

A contract between the principal and agent may be modified or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship.

Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a fiduciary duty or a duty of disclosure.

CBRE

First American Natural Hazard Disclosures™

FANHD Commercial Property Disclosure Reports

The Natural Hazard Disclosure Abstract For ALAMEDA County

Property Address: 965 ATLANTIC AVE
ALAMEDA, ALAMEDA COUNTY, CA 94501
("Property")

APN: 074-1341-109
Report Date: 10/11/2017
Report Number: 2182005

Natural Hazard Disclosure ("NHD") Statement and Acknowledgment of Receipt

The transferor and his or her agent(s) or a third-party consultant disclose the following information with the knowledge that even though this is not a warranty, prospective transferees may rely on this information in deciding whether and on what terms to purchase the Property. Transferor hereby authorizes any agent(s) representing any principal(s) in this action to provide a copy of this statement to any person or entity in connection with any actual or anticipated sale of the Property.

The following are representations made by the transferor and his or her agent(s) or a third-party consultant based on their knowledge and maps drawn by the state and federal government. This information is a disclosure and is not intended to be part of any contract between the transferee and the transferor. THIS REAL PROPERTY LIES WITHIN THE FOLLOWING HAZARDOUS AREA(S):

A SPECIAL FLOOD HAZARD AREA (Any type Zone "A" or "V") designated by the Federal Emergency Management Agency

Yes___ No X Do not know and information not available from local jurisdiction ___

AN AREA OF POTENTIAL FLOODING shown on a dam failure inundation map pursuant to Section 8589.5 of the Government Code.

Yes___ No X Do not know and information not available from local jurisdiction___

A VERY HIGH FIRE HAZARD SEVERITY ZONE pursuant to Section 51178 or 51179 of the Government Code. The owner of this Property is subject to the maintenance requirements of Section 51182 of the Government Code.

Yes___ No X

A WILDLAND AREA THAT MAY CONTAIN SUBSTANTIAL FOREST FIRE RISK AND HAZARDS pursuant to Section 4125 of the Public Resources Code. The owner of this Property is subject to the maintenance requirements of Section 4291 of the Public Resources Code. Additionally, it is not the state's responsibility to provide fire protection services to any building or structure located within the wildlands unless the Department of Forestry and Fire Protection has entered into a cooperative agreement with a local agency for those purposes pursuant to Section 4142 of the Public Resources Code.

Yes___ No X

AN EARTHQUAKE FAULT ZONE pursuant to Section 2622 of the Public Resources Code.

Yes___ No X

A SEISMIC HAZARD ZONE pursuant to Section 2696 of the Public Resources Code.

Yes (Landslide Zone)___ Yes (Liquefaction Zone) X

No___ Map not yet released by state___

THESE HAZARDS MAY LIMIT YOUR ABILITY TO DEVELOP THE REAL PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED, ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT A PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. TRANSFEREE(S) AND TRANSFEROR(S) MAY WISH TO OBTAIN PROFESSIONAL ADVICE REGARDING THOSE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY.

[signature] 9/19/18
Signature of Transferor(s) Date ______ Signature of Transferor(s) Date ______

DocuSigned by: [signature] 2250E18A1OFD4C5 9/19/2018
Signature of Agent Date ______ Signature of Agent Date ______

☐ Transferor(s) and their agent(s) represent that the information herein is true and correct to the best of their knowledge as of the date signed by the transferor(s) and agent(s).

☒ Transferor(s) and their agent(s) acknowledge that they have exercised good faith in the selection of a third-party report provider as required in Civil Code Section 1103.7, and that the representations made in this Natural Hazard Disclosure Statement are based upon information provided by the independent third-party disclosure provider as a substituted disclosure pursuant to Civil Code Section 1103.4. Neither transferor(s) nor their agent(s) (1) has independently verified the information contained in this statement and Report or (2) is personally aware of any errors or inaccuracies in the information contained on the statement. This statement was prepared by the provider below:

Third-Party Disclosure Provider(s) FIRST AMERICAN PROFESSIONAL REAL ESTATE SERVICES, INC. OPERATING THROUGH ITS FANHD DIVISION.
Date 11 October 2017

Transferee represents that he or she has read and understands this document. Pursuant to Civil Code Section 1103.8, the representations in this Natural Hazard Disclosure Statement do not constitute all of the transferor's or agent's disclosure obligations in this transaction.

[signature] 9/19/18
Signature of Transferee(s) Date ______ Signature of Transferee(s) Date ______

First American Natural Hazard Disclosures

FANHD Commercial Property Disclosure Reports
Terms and Conditions

Property Address: 965 ATLANTIC AVE
ALAMEDA, ALAMEDA COUNTY, CA 94501
("Property")

APN: 074-1341-109
Report Date: 10/11/2017
Report Number: 2182005

TERMS and CONDITIONS

ACCEPTANCE OR USE OF THIS REPORT CONSTITUTES APPROVAL AND ACCEPTANCE OF THE TERMS, CONDITIONS, AND LIMITATIONS STATED HEREIN.

This Report is made for the real property specifically described in the Report (the "Property") and solely for the transaction for which it was originally purchased ("Transaction").

1) **No Third Party Reliance on This Report.** Only the transferor(s) and transferee(s), and their agents/brokers, if any, involved in the Transaction (collectively, the "Recipients") may use and rely on this Report and only after they have paid in full for the Report.

2) **Seller and Seller's Agent's Responsibility of Full Disclosure.** Recipients are obligated to make disclosures, and always disclose material facts, that are within their actual knowledge.

3) **Scope of Report.** This Report is limited to determining whether the Property is in those specified natural hazard zones as defined in the Report. The Report is not a geologic report or a land survey and no site inspection has been made in producing the Report. This Report is not an insurance policy.

4) **Changes to Government Record after Report Date.** This Report is issued as of the Report Date identified in the Report. FANHD shall have no obligation to advise any Recipient of any information learned or obtained after the Report Date even if such information would modify or otherwise affect the Report. Subsequent to FANHD acquisition of Government Records, changes may be made to said Government Records and FANHD is not responsible for advising the Recipients of any changes. FANHD will update this Report upon request and at no charge during the transaction process for which this Report was issued, but not to exceed one year from the date of the Report. Likewise, FANHD is not liable for any impact on the Property that any change to the Government Records may have.

5) **Government Record Sources.** FANHD relies upon the Government Records without conducting an independent investigation of their accuracy. FANHD assumes no responsibility for the accuracy of the Government Records. FANHD makes no warranty or representation of any kind, express or implied, with respect to the Report. FANHD expressly disclaims and excludes any and all other express and implied warranties, including, without limitation, warranties of merchantability or fitness for a particular purpose. The FANHD Report is "AS IS".

6) **Limitation of FANHD's Liability.** FANHD's total liability and responsibility to all Recipients collectively for any and all liabilities, causes of action, claim or claims, including but not limited to claims for breach of contract or negligence, shall be limited to the price paid for the Report. FANHD expressly disclaims any liability for Recipients indirect, incidental and/or consequential damages, including without limitation lost profits even if such damages are foreseeable. In the event of any error, omission or inaccuracy in the FANHD Report for which FANHD is liable, FANHD shall have no duty to defend or pay any attorneys' fees, costs or expenses incurred by the Recipients, or any of them. The Recipients, and each of them, expressly waive the benefits of California Civil Code Section 2778. FANHD has not conducted an independent investigation of the accuracy of the information provided by the Recipient. FANHD assumes no responsibility for the accuracy of information provided by the Recipient. FANHD shall be subrogated to all rights of any claiming party against anyone including, but not limited to, another party who had actual knowledge of a matter and failed to disclose it to the Recipients in writing prior to the close of escrow.

7) **Governing Law.** The Report shall be governed by, and construed in accordance with, the laws of the State of California.

8) **Small Claims or Arbitration.** This provision constitutes an agreement to arbitrate disputes on an individual basis. Any party may bring an individual action in small claims court instead of pursuing arbitration. All disputes and claims arising out of or relating to the Report must be resolved by binding arbitration. This Report to arbitrate includes, but is not limited to, all disputes and claims between FANHD, transferor(s) and transferee(s) and claims that arose prior to purchase of the Report. This agreement to arbitrate applies to transferor(s) and transferee(s) successors in interest, assigns, heirs, spouses, and children. As noted above, a party may elect to bring an individual action in small claims court instead of arbitration, so long as the dispute falls within the jurisdictional requirements of small claims court.

   Any arbitration must take place on an individual basis. FANHD, transferor(s) and transferee(s) agree that they are waiving any right to a jury trial and to bring or participate in a class, representative, or private attorney general action, and further agree that the arbitrator lacks the power to consider claims for injunctive or declaratory relief, or to grant relief effecting anyone other than the individual claimant.

   The arbitration is governed by the Commercial Arbitration Rules and the Supplementary Procedures for Consumer Related Disputes (the "AAA Rules") of the American Arbitration Association ("AAA"), as modified by this Agreement, and will be administered by the AAA. Company will pay all AAA filing, administration and arbitrator fees for any arbitration it initiates and for any arbitration initiated by another party for which the value of the claims is $75,000 or less, unless an arbitrator determines that the claims have been brought in bad faith or for an improper purpose, in which case the payment of AAA fees will be governed by the AAA Rules. **A COPY OF THESE RULES IS AVAILABLE FROM THE AAA'S WEB SITE AT WWW.ADR.ORG OR ON REQUEST FROM THE COMPANY. THE ARBITRATION AWARD MAY INCLUDE ATTORNEY'S FEES IF ALLOWED BY FEDERAL, STATE, OR OTHER APPLICABLE LAW AND MAY BE ENTERED AS A JUDGMENT IN ANY COURT OF PROPER JURISDICTION.**

ADDENDUM TO STANDARD SUBLEASE

This SUBLEASE ADDENDUM ("**Addendum**") is attached to, incorporated into and amends and supplements that certain Standard Sublease (the "**Sublease**") dated March 21, 2019 by and between InSite Vision, Inc., a Delaware corporation ("**Sublessor**"), and AgeX Therapeutics, Inc., a Delaware corporation ("**Sublessee**"). Sublessor and Sublessee agree that notwithstanding anything contained in the Sublease to the contrary, the Sublease as modified by the provisions set forth in this Addendum represents the full negotiated agreement of the parties, and the provisions of this Addendum will be deemed to be a part of the Sublease and will supersede any contrary or conflicting provision in the Sublease and prevail and control for all purposes. This Addendum, together with the Sublease itself, and all other Exhibits, Riders and Addenda attached thereto represents the fully integrated and binding agreement of the parties. All references in the Sublease and in this Addendum to "Sublease" are to be construed to mean the Sublease as amended and supplemented by this Addendum. All terms used in this Addendum, unless specifically defined in this Addendum, have the same meaning as such terms have in the Sublease.

14. AMENDMENTS TO SUBLEASE FORM:

(a) The following sentence is added at the end of Section 1.7:

"Any changes or additions to the Agreed Use shall be subject to Master Landlord's prior written consent. Sublessor shall not unreasonably withhold its consent to any changes or additions to the Agreed Use, provided Master Landlord has previously consented thereto."

(b) Section 2.2 of the Sublease is deleted in its entirety and replaced with the following language:

"Sublessee has completely inspected the Premises and hereby accepts the Premises in their "AS-IS" condition existing as of the date hereof, and with all its faults, including without limitation, any faults and conditions specifically referenced in this Sublease; provided, however, all systems serving the Premises shall be in good working order and condition. No person acting on behalf of Sublessor is authorized to make, and by execution thereof, Sublessee acknowledges and agrees that, except as specifically provided in the Sublease, Sublessor has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future. Further, Sublessee acknowledges that Sublessor has not made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business or with respect to the condition of (a) the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("**HVAC**"), load doors, sump pumps, if any, or all other such elements in the Premises; or (b) the structural elements of the roof bearing walls and foundation of the buildings on the Project (the "**Buildings**"). Sublessee shall investigate all requirements under all laws, statutes, ordinances, rules and regulations of any governmental authority having jurisdiction of the Premises and the Agreed Use of the Premises in its "as-is", "where-is" ~~and~~ "how-is" condition.

SUBLESSEE'S INITIALS: ______"

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(c) Section 5 of the Sublease is deleted in its entirety and replaced with the following language:

"On the Execution Date, Sublessee shall deliver to Sublessor the Security Deposit in the amount specified in Section 1.6, as security for the full and faithful performance of every provision of this Sublease to be performed by Sublessee. If Sublessee Defaults with respect to any provision of this Sublease, including but not limited to the provisions relating to the payment of Rent, Sublessor may use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other amount which Sublessor may spend or become obligated to spend by reason of Sublessee's Default, to repair damages to any part of the Premises or the Building, to clean the Premises or to compensate Sublessor for any other loss or damage which Sublessor may suffer by reason of Sublessee's Default. Sublessor shall not be required to keep the Security Deposit separate from its general funds, and Sublessee shall not be entitled to interest on the Security Deposit. Without limiting the generality of the foregoing, Sublessee waives the provisions of California Civil Code Section 1950.7, or any successor statute."

(d) The following shall be added to the end of Paragraph 6.3 of the Sublease:

"; provided, however, Sublessor shall have no duty to perform any obligations of Master Lessor which are, by their nature, the obligation of an owner or manager of real property. By way of illustration and not limitation, Sublessor shall not be required to provide any services (including janitorial, utilities, HVAC service, security, or use of common areas or parking facilities) or to perform any maintenance or repairs which Master Lessor is or may be required to provide or perform under the Master Lease. Sublessor shall have no responsibility for or be liable to Sublessee for any default, failure or delay on the part of Master Lessor in the performance or observance by Master Lessor of any of its obligations under the Master Lease, nor shall such default by Master Lessor affect this Sublease or waive or defer the performance of any of Sublessee's obligations under this Sublease, including without limitation the obligation to pay Rent; and Sublessee hereby expressly waives the provisions of any statute, ordinance or judicial decision, now or hereafter in effect, which would give Sublessee the right to make repairs at the expense of Sublessor, or to claim any actual or constructive eviction by virtue of any interruption in access, services or utilities to, or any failure to make repairs in or to, the Premises or the Buildings or the Project. Notwithstanding the foregoing, the parties do contemplate that Master Lessor will, in fact, perform its obligations under the Master Lease and in the event of any default or failure of such performance by Master Lessor, Sublessor agrees that it will, upon notice from Sublessee, make demand upon Master Lessor to perform its obligations under the Master Lease and, provided that Sublessee specifically agrees to pay all costs and expenses of Sublessor and provides Sublessor with security reasonably satisfactory to Sublessor to pay such costs and expenses, Sublessor will take appropriate legal action to enforce the Master Lease."

(e) Section 6.4 of the Sublease is deleted in its entirety and replaced with the following:

"During the term of this Sublease and for all periods subsequent for the obligations

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which have arisen during the term of this Sublease and do not pertain to or arise from acts or omissions of Sublessor before the term of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: Basic Lease Information (except for the Use), Sections 2(b), 15, and Exhibit A of the Marina Village Industrial Gross Office Lease; Section 4, the second to last addition in Section 5, Section 7, and Sections 14 and 15 of the Addendum to Lease; sections 1, 3, 4 and 5 of the Amendment No. 1 to Marina Village Office Tech Lease; the entirety of the Amendment No. 2 to Marina Village Office Tech Lease; Sections 1 -8, 10, 13, and Exhibits A and B of Amendment No. 3 to Marina Village Office Tech Lease; the entirety of the Amendment No. 4 to Marina Village Office Tech Lease; Sections 2-8, 11, 13, and Exhibits B-F of Amendment No. 5 to Marina Village Office Tech Lease; and Sections 1-4, 8, and 11 of Amendment No. 6 to Marina Village Office Tech Lease. Sublessee's Assumed Obligations shall expressly exclude obligations of Sublessor arising during or pertaining to periods prior to the Commencement Date, regardless of whether Master Landlord asserts such obligations during the term of this Sublease or whether any such obligations are outstanding on the Commencement Date. Obligations arising under Section 4 and Section 5 of the Master Lease shall be apportioned between Sublessor and Sublessee as follows: (i) all such obligations with respect to years prior to 2019 shall be paid by Sublessor as Sublessor's Remaining Obligations, and shall not be Sublessee's Assumed Obligations; and (ii) the amount payable under Sections 4 and 5 with respect to 2019 shall be apportioned between Sublessor and Sublessee as follows: such amount multiplied by a fraction the numerator of which is the number of days from January 1, 2019 to (but not including) the Early Possession Date and the denominator of which is 365 shall be apportioned to and paid by Sublessor as part of Sublessor's Remaining Obligations; and the balance shall be apportioned to and paid by Sublessee as part of Sublessee's Assumed Obligations."

(f) The following paragraph shall be added as a new Section 7.4 of the Sublease:

"7.4. Upon the occurrence of any one or more Default(s), Sublessor may exercise any remedy against Sublessee which Master Landlord may exercise for default by Sublessor under the Master Lease. Without limiting the generality of the foregoing, Sublessor may exercise the damage remedies available under California Civil Code Sections 1951.2 and 1951.4 or any similar or successor statute which provides that a lessor may continue a lease in effect and recover damages as they become due."

(g) The following is added to the end of Section 8.1:

"The parties acknowledge that it will be a condition of Sublessee's obligations under this Sublease that Master Lessor's consent include Master Lessor's approval of (i) this Sublease, (ii) Sublessee's proposed alterations of the Premises in concept provided that any plans and specifications shall remain subject to Master Lessor's approval following receipt of Master Lessor's consent, and (iii) Sublessee's list of reagents and chemicals pursuant to Section 24.1 of this Sublease; provided that the inclusion of any reagent or chemical on such list shall not constitute or be deemed an admission that such reagent or chemical is a Hazardous Substance

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within the meaning of this Sublease and the Master Lease, in the Master Lessor consent document. The parties shall cooperate in good faith to receive Master Lessor's consent; provided, however approval of Sublessee's proposed alterations or Sublessee's list of reagents and/or chemicals shall not operate to extend the ten (10) day period of time provided in this Section 8.1 to receive Master Lessor's consent."

15. ASSIGNMENT OR SUBLETTING

15.1 Except with the prior written consent of Master Landlord and Sublessor, which shall not be unreasonably withheld, conditioned or delayed, Sublessee shall not (a) assign, convey or mortgage this Sublease or any interest under it; (b) allow any transfer thereof or any lien upon Sublessee's interest by operation of law; (c) further sublet the Premises or any part thereof or (d) permit the occupancy of the Premises or any part thereof by anyone other than Sublessee. If Sublessor consents to any assignment of this Sublease or further subletting of the Premises, Sublessor shall use reasonable efforts to obtain the consent of Master Landlord. All costs of obtaining Master Landlord's consent shall be borne by Sublessee.

15.2 No permitted assignment shall be effective and no permitted sublease shall commence unless and until any default by Sublessee hereunder has been cured. No permitted assignment or subletting shall relieve Sublessee from Sublessee's obligations and agreements under this Sublease and Sublessee shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or subletting had been made.

15.3 Sublessee shall have the right to assign or sublease this Sublease in accordance with Section 12(j) of the Master Lease, provided Sublessee gives Sublessor written notice at least ten (10) days prior to the effective date of the transfer.

16. SURRENDER

16.1 On the Expiration Date, or upon the earlier termination of the Sublease or of Sublessee's right to possession of the Premises, Sublessee will at once surrender and deliver up the Premises, together with all improvements thereon, to Sublessor in good condition and repair, reasonable wear and tear excepted; conditions existing because of Sublessee's failure to perform maintenance, repairs or replacements as required of Sublessee under this Sublease shall not be deemed "reasonable wear and tear." Said improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment. Sublessee shall surrender to Sublessor all keys to the Premises.

16.2 If Sublessee performs any Alterations, Sublessee shall be obligated to remove such Alterations and restore the Premises to the condition existing on the Commencement Date (or on such earlier date as Sublessee first entered the Premises) if the Master Lease requires such removal and restoration by Sublessor.

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All other Alterations in or upon the Premises made by Sublessee shall become a part of and shall remain upon the Premises upon such termination without compensation, allowance or credit to Sublessee. Said right shall be exercisable by Sublessor's giving written notice thereof to Sublessee not less than twenty (20) days prior to such Expiration Date or more than twenty (20) days after any earlier termination. Sublessee shall repair any damage occasioned by such removal or restoration. If Sublessor or Master Landlord requires removal of any Alteration made by Sublessee, or a portion thereof, and Sublessee does not make such removal in accordance with this Section, Sublessor may remove the same (and repair any damage occasioned thereby), and dispose thereof, or at its election, warehouse the same. Sublessee shall pay the costs of such removal, repair and warehousing on demand.

16.3 Prior to the Commencement Date, Sublessor has complied with all requirements of Alameda County to decommission the use of hazardous materials at the Premises. Prior to the expiration or earlier termination of this Sublease, Sublessee shall be responsible, at its sole cost and expense, for compliance with any requirements of Alameda County or any other agency with jurisdiction over the Premises for decommissioning Sublessee's use of hazardous materials. Upon its surrender of the Premises, Sublessee shall deliver to Sublessor evidence that Sublessee has complied with such requirements, and Sublessee shall not be considered to have surrendered the Premises without providing such evidence.

16.4 On the Expiration Date, or upon the earlier termination of the Sublease or of Sublessee's right to possession of the Premises, Sublessee shall remove Sublessee 's articles of personal property and fixtures incident to Sublessee's business ("Sublessee's Property"); provided, however that Sublessee shall repair any injury or damage to the Premises which may result from such removal, and shall restore the Premises to the same condition as prior to the installation thereof. If Sublessee does not remove Sublessee's Property from the Premises on or before the Expiration Date or the earlier termination of this Sublease, Sublessor may, at its option, remove the same (and repair any damage occasioned thereby and restore the Premises as aforesaid) and dispose thereof or warehouse the same, and Sublessee shall pay the cost of such removal, repair, restoration or warehousing to Sublessor on demand, or Sublessor may treat said Sublessee's Property as having been conveyed to Sublessor with this Sublease acting as a bill of sale therefor, without further payment or credit by Sublessor to Sublessee.

17. HOLDING OVER.

17.1 Sublessee has no right to occupy the Premises or any portion thereof after the Expiration Date or after the termination of this Sublease or of Sublessee's right to possession hereunder. In the event Sublessee or any party claiming by, through or under Sublessee holds over, Sublessor may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, and to recover damages, including without limitation, damages payable by Sublessor to Master Landlord by reason of such holdover.

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17.2 Without limiting Sublessor's rights under Section 17.1, for each and every month or partial month that Sublessee or any party claiming by, through or under Sublessee remains in occupancy of all or any portion of the Premises after the Expiration Date or after the earlier termination of this Sublease or of Sublessee's right to possession, Sublessee shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to double the rate of Rent payable by Sublessee hereunder immediately prior to the Expiration Date or the earlier termination of this Sublease or of Sublessee's right to possession. The acceptance by Sublessor of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over.

18. WAIVER OF STATUTORY PROVISIONS. Sublessee hereby waives and releases any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

19. CASP DISCLOSURE. Pursuant to Section 1938 of the California Civil Code, Sublessor hereby advises Sublessee that the Premises have not undergone inspection by a Certified Access Specialist (a "**CASp**") during the Sublessor's lease of the Premises, nor, to Sublessor's actual knowledge (without any duty of inquiry, as of the date of this Sublease), prior to Sublessor's lease of the Premises. Further, pursuant to Section 1938 of the California Civil Code, Sublessor notifies Sublessee of the following: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises." In furtherance of the foregoing, and notwithstanding anything set forth in this Sublease to the contrary, Sublessor and Sublessee hereby agree as follows: (a) any CASp inspection requested by Sublessee shall be conducted, at Sublessee's sole cost and expense, by a CASp designated by Sublessor and Master Lessor, subject to Sublessor and Master Lessor's reasonable rules and requirements; (b) Sublessee, at its sole cost and expense, shall be responsible for making any improvements or repairs within the Premises to correct violations of construction-related accessibility standards; and (c) if anything done by or for Sublessee in its use or occupancy of the Premises shall require any improvements or repairs to the Buildings or Project (outside the Premises) to correct violations of construction-related accessibility standards), then Sublessee, at its sole cost and expense, shall be responsible for making any such improvements or repairs."

20. MASTER LEASE. Except as otherwise expressly provided in this Sublease, Sublessee shall perform all affirmative covenants and shall refrain from performing any act which is prohibited by the negative covenants of the Master Lease, where the obligation to perform or refrain from performing is by its nature imposed upon the party in possession of the

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Premises. If practicable, Sublessee shall perform affirmative covenants, excluding the payment of Rent, which are also covenants of Sublessor under the Master Lease at least five (5) days prior to the date when Sublessor's performance is required under the Master Lease. Sublessor shall have the right to enter the Premises to cure any default by Sublessee for its failure to act in accordance with this Section.

21. NOTICES

21.1 All notices which may or are required to be given by either party to the other shall be in writing and shall be deemed given when received or refused if personally delivered, or if sent by United States registered or certified mail, postage prepaid, return receipt requested, or if sent by a nationally recognized next business day commercial delivery service providing receipted delivery, in any such case (a) if to Sublessee prior to the Commencement Date, all notices shall be addressed to Sublessee at the address specified in the signature block, and if to Sublessee on or after the Commencement Date, all notices shall be sent to Sublessee at the Premises or at such other place as Sublessee may from time to time designate by notice in writing to Sublessor (provided, however, if Sublessee has abandoned the Premises, any such notice may be properly sent to Sublessee's agent for service of process), or (b) if for Sublessor, addressed to Sublessor at the address specified in the signature block or at such other place as Sublessor may from time to time designate by notice in waiting to Sublessee. Each party agrees promptly to deliver a copy of any notice, demand, request, consent or approval received from Master Landlord.

21.2 Any notice delivered by Sublessor in connection with, or as a precondition to, a Default by Sublessee shall be in lieu of and not in addition to any notice to pay rent or notice to perform covenant required under law.

22. FURNITURE, FIXTURES, AND EQUIPMENT. Upon the Commencement Date of the Term, Sublessee shall purchase all of the furniture, fixtures and equipment, including cubicles, office furniture, chairs and conference room tables, currently located within the Premises (the "FF&E"), which are more particularly described on Exhibit A attached hereto and incorporated by reference herein, for the sum of Forty Thousand Dollars ($40,000.00) pursuant to a bill of sale in substantially the form attached hereto as Exhibit C and incorporated by reference herein. Such FF&E will be provided by Sublessor in its "AS IS" condition, with all faults and defects, and Sublessee shall take possession of and use such FF&E at Sublessee's sole risk and in compliance with all applicable laws. Sublessor shall have no obligation to repair, maintain, service, replace or insure the FF&E, all of which shall be the obligation of Sublessee. Sublessee may remove and relocate components of the FF&E without obtaining the prior written consent of Sublessor. Sublessor represents and warrants that it has good and marketable title to the FF&E, free and clear of all liens or other encumbrances including any Uniform Commercial Code filings. Sublessee understands and acknowledges that Sublessor has made no other representations or warranties whatsoever as to the FF&E, including no representations as to the FF&E's condition or fitness for a particular purpose. Sublessee shall be responsible for removing the FF&E from the Premises upon the expiration or earlier termination of this Sublease, and repairing any damage caused by such removal.

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23. CERTIFICATES OF COMPLETION. Sublessor shall use commercially reasonable efforts to obtain, certificates of completion or similar approvals (each a "**Certificate of Completion**") from the City of Alameda (the "**City**") for all alterations or improvements to the Premises performed prior to the Lease Commencement Date on behalf of Sublessor. Sublessor shall not be responsible for obtaining any Certificates of Completion required for work performed by the Master Lessor or any other third party. Sublessor makes no representation that any Certificate of Completion may be obtained. In no event shall the Commencement Date be delayed on account of efforts to obtain any Certificate of Completion nor on account of whether any Certificate of Completion is or is not successfully obtained. If any inspection of the Premises or any part thereof is required by the City for the issuance of a Certificate of Completion, Sublessee shall provide access to the Premises for such inspection, provided that Sublessee receives not less than two business days prior notice of the date of the inspection and scope of the inspection, including the portion of the Premises to be inspected. Sublessee may require the postponement or rescheduling of any such inspection to avoid or limit interruption with Sublessee's use of the Premises. If any modification, alteration, or replacement of any portion or component of the Premises or system within the Premises is required: (i) as a result of any such inspection, provided such modification, alteration or replacement is related solely to the work for which the permit in question was issued, or (ii) to obtain a Certificate of Completion and the City requires such Certificate of Completion in order for Sublessee's work to be performed ("**Additional Work**"), the Additional Work shall be performed as promptly as practicable by one or more licensed contractors selected by Sublessor. Sublessor shall pay all costs of the Additional Work and shall obtain (as Sublessor's sole expense) all consents or approval of Master Lessor required under the Master Lease for the performance of the Additional Work. Sublessor shall indemnify and defend Sublessee from any and all costs of performing and installing the Additional Work. To the extent of any Material Interruption (as defined below) of Sublessee's use of the Premises or portion thereof that continues for more than one (1) business day following notice from Sublessee to Sublessor of such Material Interruption, Base Rent shall abate beginning on the second (2nd) business day following the occurrence of such Material Interruption until the Material Interruption ceases. The amount of such Base Rent abatement shall be determined based on the number of square feet of space subject to such Material Interruption and the number of days such Material Interruption continues; except that if the Material Interruption pertains to Sublessee's clean room as shown on Exhibit X, the Base Rent for the entire Premises shall abate for the duration of the Material Interruption of such space. A **Material Interruption** shall be deemed to have occurred if Sublessee's access to or use of any portion of the Premises is subject to interference that makes use of such portion of the Premises impractical in the ordinary course of Sublessee's business.

24. MISCELLANEOUS.

24.1 Sublessee represents and warrants to Sublessor that: (a) Sublessee is familiar with the provisions of the Master Lease insofar as they pertain to the Premises and Sublessee's use and occupation thereof under this Sublease; (b) Sublessee has the right and power to execute and deliver this Sublease and to perform its obligations hereunder; (c) the person or persons executing this Sublease for Sublessee are fully authorized to so act and no other action is required to bind Sublessee to this Sublease; and (d) Sublessee is duly organized and in good standing in its state of

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formation and is authorized to conduct business in the state where the Premises are located.

24.2 Sublessee agrees to comply with all rules and regulations that Master Landlord has made or may hereafter from time to time make for the Building. Sublessor shall not be liable in any way for damage caused by the non-observance by any of the other tenants of such similar covenants in their leases or of such rules and regulations.

24.3 On the Commencement Date, Sublessee shall reimburse Sublessor for any fees or consideration which Sublessor is required to pay to Master Landlord under Section 12(i) of the Master Lease on account of its consideration of Sublessor's request to enter into this Sublease.

25. ENVIRONMENTAL.

25.1 Sublessee's use of Hazardous Materials (as defined in the Master Lease) shall be subject to Section 6(b) of the Master Lease. Sublessee shall provide Sublessor with a list of those Hazardous Materials it intends to use in the operation of Sublessee's business, and such list shall be subject to the prior approval of the Master Landlord.

25.2 Sublessee shall indemnify, defend, and hold harmless Sublessor and its employees, agents, members, managers, successors and assigns from all fines, suits, procedures, claims and actions of every kind and all costs, associated therewith (including reasonable attorneys' and consultant's fees) arising out of or in any way connected with any deposit, spill, discharge, release of Hazardous Materials or other violation of applicable law that occurs during the Term of this Sublease at or from the Premises, or, to the extent caused by Sublessee or its employees, agents, contractors, visitors, sublessors, assignees, invitees, guests or representatives, or which arises at any time, from Sublessee's failure to provide all information, make all submissions, and take all actions required by all governmental authorities under the applicable laws. Sublessee's obligations and liabilities under this Section 24.2 shall survive the expiration or termination of this Sublease.

26. PARKING AND SIGNAGE.

26.1 In addition to the use and occupancy of the Premises, Sublessee shall be entitled to access to and use of parking spaces in the parking facilities servicing the Atlantic Building (as defined in the Master Lease) pursuant to the provisions of Section 7 of Amendment No. 6 to the Master Lease.

26.2 Subject to Master Landlord's prior written approval in accordance with the Master Lease, Sublessee shall be entitled to signage, at Sublessee's sole cost and expense; provided such signage is consistent with the signage used by Master Landlord in the Building and in compliance with Master Landlord's then-current standard signage program, if any.

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THE ABOVE IS HEREBY ACKNOWLEDGED AND AGREED TO:

SUBLESSOR:

INSITE VISION, INC.,
a Delaware corporation

By: [signature]
Name: JAYESH SHAH
Title: BOARD OF DIRECTOR

SUBLESSEE:

AGEX THERAPEUTICS, INC.,
a Delaware corporation

By: [signature]
Name: MICHAEL WEST
Title: CEO

By:____________________
Name:____________________
Title:____________________

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EXHIBIT A

MASTER LEASE

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MARINA VILLAGE
INDUSTRIAL GROSS OFFICE LEASE
BASIC LEASE INFORMATION

Date: September 1, 1996

Landlord: ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership

Tenant: INSITE VISION INCORPORATED, a Delaware corporation

Lease Reference

Premises and Building: Approximately 18,869 rentable square feet (rsf) in 965 Atlantic Avenue and approximately 10,533 rsf in 2020 Challenger Drive, Alameda, California — Paragraph 1

Term Commencement: January 1, 1997 — Paragraph 2

Term Expiration: December 31, 2001 — Paragraph 2

Base Rent: — Paragraph 3(a)

	965 Atlantic Ave.	2020 Challenger Dr.	Total
1/1/97 - 12/31/97	$24,661.78/month	$13,471.71/month	$38,133.49
1/1/98 - 12/31/98	$25,416.54/month	$13,893.03/month	$39,309.57
1/1/99 - 12/31/99	$26,171.30/month	$14,314.35/month	$40,485.65
1/1/00 - 12/31/00	$26,926.06/month	$14,735.67/month	$41,661.73
1/1/01 - 12/31/01	$27,680.82/month	$15,156.99/month	$42,837.81

Tenant's Percentage Share: 965 Atlantic Premises - 18,869 rsf ÷ 23,911 rsf = 78.91% — Paragraph 4(a)
2020 Challenger Premises - 10,533 rsf ÷ 20,254 rsf = 31.54%

Base Year: 1997 — Paragraph 4(a)

Use: Research, development and light manufacturing with ancillary office. — Paragraph 6

Security Deposit: None required. — Paragraph 15

Tenant's Address for Notices: INSITE VISION INCORPORATED
965 Atlantic Avenue
Alameda, California 94501 — Paragraph 19

Landlord's Address for Notices: — Paragraph 19

Alameda Real Estate Investments
c/o Vintage Properties
314 Lytton Avenue
Palo Alto, CA 94301
Attn: Joseph R. Seiger

With a Copy To:
Marina Village
1150 Marina Village Parkway
Suite 100
Alameda, CA 94501
Attn: Property Manager

Exhibit(s) and Addendum(s): — Paragraph 22

Exhibit A: Diagram of leased Premises
Addendum

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: M. D. [signature]

Its: Vice President

LANDLORD:

ALAMEDA REAL ESTATE INVESTMENTS,
a California limited partnership

By: Vintage Alameda Investments, LP
a California limited partnership, operating general partner

By: Vintage Properties - Alameda Commercial,
a California corporation, managing general partner

By:________________________

Its:________________________

D:\leasedoc\insite.bli

MARINA VILLAGE
INDUSTRIAL GROSS
OFFICE TECH
LEASE

THIS LEASE, dated as of September 1, 1996, for purposes of reference only, is made and entered into by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and INSITE VISION INCORPORATED, a Delaware corporation ("Tenant").

WITNESSETH

1. Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord for the term of this Lease and at the rental and upon the conditions set forth below, the premises described in the Basic Lease Information and identified on the diagram attached hereto as Exhibit A. Landlord and Tenant agree that the amount of rentable square feet as set forth in the Basic Lease Information, shall be binding and conclusive for all purposes of this Lease. Subject to any obligations of Landlord as set forth below relating to improvement of the premises, Tenant shall accept the premises in its "as-is" condition at the commencement of the term. The premises are located within the building (the "Building") commonly known as described in the Basic Lease Information.

2. Term.

a. The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. If Landlord, for any reason whatsoever, cannot deliver possession of the premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, subject to any contrary provisions in any agreement with Landlord related to the initial improvement of the premises, rental shall be waived for the period between commencement of the term and the time when Landlord can deliver possession. If, for any reason beyond Landlord's reasonable control, Landlord is unable to obtain necessary governmental approvals to complete and deliver possession of the premises to Tenant, then Landlord may, upon notice to Tenant, terminate this Lease and both parties shall be relieved of any and all obligations hereunder.

b. Subject to a mutually agreed upon time frame, Landlord shall coordinate and pay the costs of recarpeting and repainting Tenant's 965 Atlantic premises and provide turnkey improvements with Tenant's 2020 Challenger premises; provided, however Landlord's maximum expenditure towards such improvements shall be $3.00 per rsf of Tenant leased premises, or $88,206.00. Additionally, Landlord agrees to reimburse Tenant's leasing consultant, CB Commercial, $2.00 per rsf of Tenant's leased premises, or $58,804.00 within 15 days of term commencement under the Lease.

3. Rent.

a. Tenant shall pay to Landlord as rental the amount specified in the Basic Lease Information as the Base Rent, payable in advance on the commencement of the term and on or before the first day of each and every successive calendar month during the term. If the term commences on other than the first day of a calendar month, the first payment of rent shall be appropriately prorated on the basis of a 30-day month. The anniversary date for rental increases as set forth in the Basic Lease Information shall be the first calendar day of the month in which the Lease term commenced. If the last day of the term falls on a date other than the last day of the month, then the term shall be extended so that the last day of the term shall be the last calendar day of the month in which the term would otherwise end.

b. Tenant shall pay, as additional rent, all amounts of money required to be paid to Landlord by Tenant under this lease in addition to monthly rent, whether or not the same be designated "additional rent". If such amounts are not paid at the time provided in this Lease, they shall nevertheless be collectable as additional rent with the next installment of monthly rent thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord.

(SEE ADDENDUM TO LEASE)

c. Tenant hereby acknowledges that late payment by the Tenant to Landlord of rent and other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the premises. Accordingly, if any installments of rent or any other sums due from Tenant shall not be received by Landlord when due, then Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

(SEE ADDENDUM TO LEASE)

d. Any amount due to Landlord, if not paid when due, shall bear interest from the date due until the date paid at the rate of ten percent (10%) per annum or, if a higher rate is legally permissible, at the highest rate legally permitted, provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

e. All payments due from Tenant to Landlord hereunder shall be made to Landlord without deduction or offset in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate in writing to Tenant.

4. Taxes and Operating Expenses. (SEE ADDENDUM TO LEASE)

a. For each calendar year during the term after the year specified in the Basic Lease Information as the Base Year, Tenant shall pay its percentage share, as specified in the Basic Lease Information, of the increase in Property Taxes over Base Property Taxes

and its percentage share of the increase in Operating Expenses for such calendar year over Base Operating Expenses. For the purposes hereof, "Property Taxes" shall mean all real property taxes and assessments or governmentally imposed fees or charges (and any tax levied wholly or partly in lieu thereof) levied, assessed, confirmed, imposed or which have become a lien against the Building (which for the purposes of defining "Property Taxes" shall include the land underlying the Building), and "Operating Expenses" shall mean: (1) all costs of management, operation, maintenance, and repair of the Building, (2) the cost of all insurance maintained by Landlord with respect to the Building and (3) the share allocable to the Building of dues and assessments payable under any reciprocal easement or common area maintenance agreements or declaration or by any owners' associations affecting the Building. "Base Property Taxes" shall mean those Property Taxes payable during the fiscal year ending in June of the Base Year and "Base Operating Expenses" shall mean Operating Expenses incurred by Landlord during the Base Year. Operating Expenses for both the Base Year and each subsequent calendar year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Building been 100% occupied.

b. In the event the Building is not separately assessed for tax purposes, then the Property Taxes to be paid by Tenant shall be Tenant's percentage share of the product obtained by multiplying the total of the real property taxes and assessments levied against the tax parcel of which the Building is a part by a fraction, the numerator of which is the rentable area of the Building and the denominator of which is total rentable area of all improvements located within the tax parcel of which the Building is a part.

c. Tenant shall pay to Landlord each month at the same time and in the same manner as monthly rent 1/12th of Landlord's estimate of the increase in Property Taxes and Operating Expenses from Base Property Taxes and Base Operating Expenses from the then current calendar year. Within 90 days after the close of each calendar year, or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of actual Property Taxes and Operating Expenses for such calendar year. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall refund such excess to Tenant within 30 days of delivery of such statement. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement. The obligations of Landlord and Tenant under this subparagraph with respect to the reconciliation between estimated payments and actual Property Taxes and Operating Expenses for the last year of the term shall survive the termination of the Lease.

5. __Other Taxes.__ Tenant shall pay or reimburse Landlord for any taxes upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures, and other personal property located in the premises or leasehold improvements made in or to the premises at Tenant's expense; for any taxes, if any, measured by or reasonably attributable to Tenant Improvements paid for by Landlord or Tenant in excess of $30.00 per square foot; for any taxes, assessments, fees, or charges imposed by any public authority or private community maintenance association upon or by reason of the development, possession, use or occupancy of the premises or the parking facilities used by Tenant in connection with the premises; and for any gross receipts tax imposed with respect to the rental payable hereunder.

6. __Use.__ (SEE ADDENDUM TO LEASE)

a. The premises shall be used and occupied by Tenant solely for the use set forth in the Basic Lease Information. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the term regulating Tenant's activities or the use by Tenant of the premises. Tenant shall not use or permit the use of the premises in any manner that will tend to create waste or a nuisance, or which shall tend unreasonably to disturb other tenants of the Building or adjacent buildings, nor shall Tenant place or maintain any signs on or visible from the exterior of the premises without Landlord's written consent, or use any corridors, sidewalks, or other areas outside of the premises for storage or any purpose other than access to the premises. Except as provided in paragraph 6(b) below, Tenant shall not use, keep, or permit to be used or kept on the premises any foul or noxious gas or substance, nor shall Tenant do or permit to be done anything in and about the premises, either in connection with activities hereunder expressly permitted or otherwise, which would cause a cancellation of any policy of insurance (including fire insurance) maintained by Landlord in connection with the premises or the Building or which would violate the terms of any covenants, conditions, or restrictions affecting the Building or the land on which it is located.

b. Tenant shall not cause, or allow anyone else to cause, any hazardous, toxic, or radioactive materials (collectively "Hazardous Materials") to be used, generated, stored, or disposed of on or about the premises or the Building without the prior written consent of Landlord, which consent may be withheld in the sole discretion of Landlord and which consent may be revoked at any time. Tenant shall strictly comply with all statutes, laws, ordinances, rules, regulations, and precautions now or hereafter mandated or advised by any federal, state, local or other governmental agency with respect to the use, generation, storage, or disposal of Hazardous Materials. As herein used, Hazardous Materials shall include, but not be limited to, those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as amended from time to time, and those substances defined as "hazardous substances", "hazardous materials", "hazardous wastes", or other similar designations in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq. and any other governmental statutes, laws, ordinances, rules, regulations, precautions.

7. __Utilities.__

a. Tenant shall pay for all water, sewer, gas, electricity, heat, cooling, energy, telephone, refuse collection, alarm monitoring services, and other utility-type services furnished to Tenant or the premises, together with all related installation or connection charges or deposits. Wherever it is practical to do so such services shall be separately metered or charged to Tenant by the provider thereof and paid for directly by Tenant. To the extent any of the foregoing services are provided by Landlord, Tenant shall reimburse Landlord for all actual out-of-pocket costs incurred by Landlord in connection with the provision of such services as billed by the provider thereof based on Landlord's reasonable estimate of the level of Tenant's use or consumption of such services. Landlord shall bill Tenant for such services as incurred and payment shall be made by Tenant within ten (10) days after submittal of Landlord's statement. (SEE ADDENDUM TO LEASE)

b. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting therefrom, and there shall not be any rent abatement, by reason of any interruption or curtailment whatsoever in utility services which is due to fire, accident, strike, governmental authority, act of God or other causes beyond the reasonable control of Landlord or any temporary interruption in such service which is necessary to the making of alterations, repairs or improvements to the Buildings or any part of it.

8. __Maintenance, Repairs and Alterations.__ (SEE ADDENDUM TO LEASE)

a. Subject to the provisions of paragraph 10 below, and except for damages caused by Tenant, its agents or invitees,

Landlord shall keep in good condition and repair the foundations and exterior walls and roof of the Building and all common areas within the Building not leased to tenants. Tenant expressly waives the benefits of any statute which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the premises or the Building in good order, condition, and repair.

(SEE ADDENDUM TO LEASE)

b. Tenant shall, at Tenant's expense, maintain the interior portion of the premises (including, but not limited to, all plumbing and electrical connections, outlets and light bulbs) in good condition and repair. If Tenant fails to do so, Landlord may, but shall not be required to, enter the premises and put them in the same condition as upon the commencement of the Lease term, and Landlord's out-of-pocket costs thereof shall automatically become due and payable as additional rent. Tenant shall be responsible for the provision, at its own expense, of appropriate janitorial service for the premises. Tenant shall also cause to be maintained, at its expense and in good operating condition and repair, all heat, ventilating, and air conditioning equipment installed in the premises. If Landlord so elects, Tenant shall retain the services of Landlord or a maintenance company retained by it to perform maintenance of Tenant's heating, ventilating and air conditioning equipment and shall reimburse Landlord for the cost thereof upon demand. At the expiration of the term Tenant shall deliver up possession of the premises in good condition and repair, only ordinary wear and tear excepted.

(SEE ADDENDUM TO LEASE)

c. Tenant shall not, without Landlord's prior consent, make any alterations, improvements, or additions in or about the premises. In requesting Landlord's consent, Tenant shall submit to Landlord complete drawings and specifications describing such work and the identity of the proposed contractor. As a condition to giving such consent, Landlord may, among other things, require that Tenant remove any such alterations, improvements or additions at the expiration of the term, and restore the premises to their prior condition. Before commencing any work relating to alterations, additions, or improvements affecting the premises, Tenant shall notify Landlord of the expected date of commencement thereof and of the anticipated cost thereof, and shall furnish such information as shall reasonably be requested by Landlord substantiating Tenant's ability to pay for such work. Landlord shall then have the right at any time and from time to time to post and maintain on the premises such notices as Landlord reasonably deems necessary to protect the premises and Landlord from mechanics' liens or any other liens. In any event, Tenant shall pay when due all claims for labor or materials furnished to or for Tenant at or for use in the premises. Tenant shall not permit any mechanics' liens to be levied against the premises for any labor or materials furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the premises by or at the direction of Tenant. All alterations, improvements, or additions in or about the premises performed by or on behalf of Tenant shall be done in a first-class, workmanlike manner, shall not unreasonably lessen the value of the leasehold improvements in the premises, and shall be completed in compliance with all applicable laws, ordinances, regulations, and orders of any governmental authority having jurisdiction thereover, as well as the requirements of insurers of the premises and the Building. Upon Landlord's request, Tenant shall remove any contractor, subcontractor, or material supplier from the premises and the Building if the work or presence of such person or entity results in labor disputes in or about the Building or the Marina Village Project, or damage to the premises, Building or Project. Unless Landlord requires their removal as set forth above, all alterations, improvements or additions which may be made on the premises shall become the property of Landlord and remain upon and be surrendered with the premises at the expiration of the term; provided, however, that Tenant's machinery, equipment and trade fixtures, other than any which may be affixed to the premises so that they cannot be removed without material damage to the premises, shall remain the property of Tenant and may be removed by Tenant provided further Tenant shall be responsible for repairing all damage to the premises caused by such removal.

9. <u>Insurance and Indemnity.</u> (SEE ADDENDUM TO LEASE)

a. Tenant shall obtain and maintain during the term of this Lease comprehensive general liability insurance with combined single limit for personal injury and property damage in a form and with carriers acceptable to Landlord in an amount not less than $1,000,000, and employer's liability and workers' compensation insurance as required by law. Tenant's comprehensive general liability insurance policy shall be endorsed to provide that (i) it may not be canceled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days' prior written notice to Landlord, (ii) Landlord is named as additional insured, (iii) the insurer acknowledges acceptance of the mutual waiver of claims by Landlord and Tenant pursuant to subparagraph (b) below, and (iv) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. If, in the opinion of Landlord's insurance adviser, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, such coverage shall be appropriately increased. Prior to the commencement of the term, Tenant shall deliver to Landlord a duplicate of such policy or a certificate thereof to Landlord for retention by it, with endorsements, and at least 30 days prior to the expiration of such policy or any renewal thereof, Tenant shall deliver to Landlord a replacement or renewal binder, followed by duplicate policy or certificate within a reasonable time thereafter. If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policy or certificate as herein required, Landlord may, at its election, without notice to Tenant and without any obligation to do so, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord.

b. Landlord hereby waives all claims against Tenant, and Tenant's officers, directors, partners, employees, agents and representatives for loss or damage to the extent that such loss or damage is insured against under any valid and collectible insurance policy insuring Landlord or would have been insured against but for any deductible amount under any such policy, and Tenant waives all claims against Landlord including Landlord's officers, directors, partners, employees, agents, and representatives for loss or damage to the extent such loss or damage is insured against under any valid and collectible insurance policy insuring Tenant or required to be maintained by Tenant under this Lease, or would have been insured against but for any deductible amount under any such policy.

(SEE ADDENDUM TO LEASE)

c. As this Lease does not involve the public interest and insurance is available to Tenant which will protect it against such claims, damage, injury or death, Tenant hereby waives all claims against Landlord for damage to any property or injury to or death of any person in, upon or about the premises or the Building arising at any time and from any cause. Tenant shall hold Landlord harmless from and defend Landlord against all claims (except such as arises from the sole negligence or willful misconduct of Landlord, its agents, employees or contractors) (i) for damage to any property or injury to or death of any person arising from the use of the premises by Tenant, or (ii) arising from the negligence or willful misconduct of Tenant, its employees, agents, or contractors in, upon or about those portions of the Building other than the premises. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made or may be made. The provisions of this paragraph 9 shall survive the termination of this Lease with respect to any damage, injury, or death occurring prior to such termination.

10. <u>Damage or Destruction.</u> (SEE ADDENDUM TO LEASE)

a. If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk which is wholly covered by insurance,

Landlord shall proceed with reasonable diligence to repair the damage or destruction and this Lease shall not be terminated; provided, however, that if in the opinion of Landlord's architect the work of repair cannot be completed in 90 days Landlord may at its election terminate the Lease by notice given to Tenant.

(SEE ADDENDUM TO LEASE)

b. If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk which is not wholly covered by insurance, Landlord may at its election by notice given to Tenant restore the premises or terminate this Lease.

c. In case of destruction or damage which materially interferes with Tenant's use of the premises, if this Lease is not terminated as above provided, rent shall be abated during the period required for the work of repair based upon the degree of interference with Tenant's use of the premises. Except for abatement of rent, Tenant shall have no claim against Landlord for any loss suffered by Tenant due to damage or destruction of the premises or any work of repair undertaken as herein provided. Tenant expressly waives the provisions of Sections 1932 and 1933(4) of the California Civil Code.

(SEE ADDENDUM TO LEASE)

11. **Eminent Domain.** If all or any part of the premises shall be taken as a result of the exercise of power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the premises by notice to the other within thirty (30) days after such date if the portion of the premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the premises for Tenant's purposes. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced on a square footage basis.

12. **Assignment and Subletting.**

a. Tenant shall not assign this Lease or any interest herein or sublet the premises or any part thereof without the prior consent of Landlord, which consent shall not be unreasonably withheld; Tenant shall not hypothecate this Lease or any interest herein or permit the use of the premises by any party other than Tenant without the prior consent of Landlord, which consent may be withheld by Landlord in its absolute discretion. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, current financial statements of any proposed assignee or sublessee and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein.

b. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

1. if the proposed assignee or sublessee is a governmental agency;

2. if, in Landlord's reasonable judgment, the use of the premises by the proposed assignee or sublessee would entail any alterations which would lessen the value of the leasehold improvements in the premises, or would require increased services by Landlord;

(SEE ADDENDUM TO LEASE)

3. if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

(SEE ADDENDUM TO LEASE)

4. in the case of a subletting of less than the entire premises, if the subletting would result in the division of the premises into more than two subparcels, would create a subparcel of a configuration that is not suitable for normal leasing purposes, or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the premises; or

5. if, at the time consent is requested or at any time prior to the granting of consent, Tenant is in default under the Lease or would be in default under the Lease but for the pendency of any grace or cure period under paragraph 13 below.

c. If at any time or from time to time during the term of this Lease Tenant desires to sublet all or any part of the premises, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting and the space so proposed to be sublet. Landlord shall have the option, exercisable by notice given to Tenant within 20 days after Tenant's notice is given, either to sublet from Tenant such space at the rental and other terms set forth in Tenant's notice, or, if the proposed subletting is for the entire premises for a sublet term ending within the last year of the term of this Lease, to terminate this Lease. If Landlord does not exercise such option, Tenant shall be free to sublet such space to any third party on the same terms set forth in the notice given to Landlord, subject to obtaining Landlord's prior consent as hereinabove provided.

d. As used in this paragraph 12, the term "assign" or "assignment" shall include, without limitation, any sale, transfer, or other disposition of all or any position of Tenant's estate under this Lease, whether voluntary or involuntary, and whether by operation of law or otherwise including any of the following:

(SEE ADDENDUM TO LEASE)

1. If Tenant is a corporation: (i) any dissolution, merger, consolidation, or other reorganization of Tenant or (ii) a sale of more than 50% of the value of the assets of Tenant or (iii) if Tenant is a corporation with fewer than 500 shareholders, sale or other transfer of a controlling percentage of the capital stock of Tenant. The phrase "controlling percentage" means the ownership of, and the right to vote, stocks possessing at least 50% of the total combined voting power of all classes of Tenant's stock issues, outstanding and permitted to vote for the election of directors;

2. If Tenant is a trust the transfer of more than 50% of the beneficial interest of Tenant, or the dissolution of the trust;

3. If Tenant is a partnership or joint venture, the withdrawal, or the transfer of the interest of any general partner or joint venturer or the dissolution of the partnership or joint venture;

4. If Tenant is composed of tenants-in-common, the transfer of interest of any cotenants or the partition or dissolution of the cotenancy.

e. No sublessee (other than Landlord if it exercises its option pursuant to subparagraph (c) above) shall have a right further to sublet, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease. (SEE ADDENDUM TO LEASE)

f. In the case of an assignment, one half of all sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant, and the cost of any real estate commissions incurred in connection with such assignment. In the event such consideration is received by Tenant in installments, the portion of each installment to be paid to Landlord shall be determined by multiplying the installment by a fraction, the numerator of which is the total amount of the foregoing permitted deductions and the denominator of which is the total consideration receivable by Tenant as a result of such assignment.

(SEE ADDENDUM TO LEASE)

g. In the case of a subletting, one half of all sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (i) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the premises, (ii) the cost of leasehold improvements made to the sublet portion of the premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (iii) the cost of any real estate commissions incurred in connection with such subletting, amortized over the term of the sublease.

h. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

i. In the event Tenant shall assign or sublet the premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith.

(SEE ADDENDUM TO LEASE)

13. **Default by Tenant.**

a. The following events shall constitute events of default under this Lease:

(SEE ADDENDUM TO LEASE)

1. a default by Tenant in the payment of any rent or other sum payable hereunder for a period of 3 days after the same is due;

(SEE ADDENDUM TO LEASE)

2. a default by Tenant in the performance of any of the other terms, covenants, agreements, or conditions contained herein and, if the default is curable, the continuation of such default for a period of 10 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of the nature to require more than 10 days to remedy, provided that if Tenant has defaulted in the performance of the same obligation one or more times in any twelve-month period and notice of such default has been given by Landlord in each instance, no cure period shall thereafter be applicable hereunder;

3. the bankruptcy or insolvency of Tenant, any transfer by Tenant in fraud of creditors, assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within 60 days thereafter; the appointment of a receiver for a substantial part of the assets of Tenant; or the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution; and

4. the abandonment of the premises.

b. Upon the occurrence of any event of default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, do any of the following:

1. Landlord shall have the right, so long as such default continues, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

2. In the event of any such termination of this Lease, Landlord may then or at any time thereafter, reenter the premises and remove therefrom all persons and property and again repossess and enjoy the premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

3. In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation, (i) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent), of the amount by which the unpaid rent for balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, (ii) all reasonable legal expenses and other related costs incurred by Landlord following Tenant's default, (iii) all costs incurred by Landlord in restoring the premises to good order and condition, or in remodeling, renovating or otherwise preparing the premises for reletting, and (iv) all costs (including, without limitation, any brokerage commissions) incurred by Landlord in reletting the premises.

4. For the purpose of determining the unpaid rent in the event of a termination of this Lease, or the rent due hereunder in the event of a reletting of the premises, the monthly rent reserved in this Lease shall be deemed to be the sum of the rental due under paragraph 3 above and the amounts last payable by Tenant pursuant to paragraph 4 above.

5. After terminating this Lease, Landlord may remove any and all personal property located in the premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant.

c. Even though Tenant has breached this Lease and abandoned the premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rental as it becomes due under this Lease. Acts of maintenance or preservation, efforts to relet the premises, or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease, shall not constitute a termination of Tenant's right to possession.

d. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity, by statute or otherwise.

(SEE ADDENDUM TO LEASE)

14. **Default by Landlord.** Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord hereunder within a reasonable time, but in no event later than 30 days after notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30 day period and thereafter diligently prosecutes the same to completion.

15. **Security Deposit.** On execution of this Lease Tenant shall deposit with Landlord the sum specified in the Basic Lease Information (the "Deposit"). The Deposit shall be held by Landlord as security for the performance by Tenant of all of the provisions of this Lease. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provisions of this Lease, Landlord may use, apply, or retain all or any portion of the Deposit for the payment of any rent or other charge in default, or the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, then within 10 days after demand therefor Tenant shall Deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the premises. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

16. **Estoppel Certificate.**

a. Tenant shall at any time upon not more than 10 days' prior notice from Landlord execute, acknowledge and deliver to Landlord a statement certifying (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) (ii) the date to which the rent, security deposit, and other sums payable hereunder have been paid, (iii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed, and (iv) such other matters as may reasonably be requested by Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Building.

(SEE ADDENDUM TO LEASE)

b. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant, (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance.

c. If the Landlord desires to finance or refinance the Building, Tenant agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. All such financial statements shall be received by Landlord in confidence and shall be used for the purposes herein set forth.

17. **Subordination.** This Lease, at Landlord's option, shall subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. If any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; if any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, or to evidence such attornment.

(SEE ADDENDUM TO LEASE)

18. **Attorneys' Fees.** If, as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of any attorney in order to secure compliance with such provisions or recovered damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord for any and all attorneys' fees and expenses in such amount as the court may adjudge reasonable, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant will be entitled to recover any and all attorneys' fees and expenses in such amount as the court may adjudge reasonable.

19. **Non-Discrimination.** Tenant covenants for itself, its heirs, executors, administrators, and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon it subject to the condition that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the premises herein leased nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, subtenants, or vendees in the premises.

20. **Notices.** All notices, consents, demands, and other communications from one party to the other given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information or to such other place as Tenant may from time to time designate in a written notice to Landlord; or, to Landlord at the address specified in the Basic Lease Information, or to such other place and with such other copies as Landlord may from time to time designate in a written notice to Tenant.

21. General Provisions.

a. This Lease shall be governed by and construed in accordance with the laws of the state of California.

b. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

c. This Lease contains all agreements of the parties with respect to any matter mentioned herein and only may be modified in writing, signed by the parties.

d. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

(SEE ADDENDUM TO LEASE)

e. If Tenant remains in possession of the premises or any part thereof after the expiration of the term with the consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of two times the last month's rental during the term, plus all other charges payable hereunder, and upon all of the terms hereof.

f. Subject to the provisions of this Lease restricting assignment or subletting by Tenant, this Lease shall bind the parties, their personal representatives, successors, and assigns.

(SEE ADDENDUM TO LEASE)

g. Landlord and Landlord's agents shall have the right to enter the premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, tenants, lenders and other interested parties, and making such alterations, repairs, improvements, or additions to the premises or to the Building as Landlord may deem necessary or desirable. Landlord may at any time during the last 120 days of the term place on or about the premises any ordinary "For Lease" sign.

h. Tenant shall not conduct any auction at the premises without Landlord's prior consent.

i. The voluntary or other surrender of this Lease by Tenant, the mutual cancellation thereof or the termination of this Lease by Landlord as a result of Tenant's default shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

(SEE ADDENDUM TO LEASE)

j. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors and that this Lease is binding upon the corporation in accordance with its terms.

k. The term "Landlord" as used herein means the then owner of the Building and in the event of a sale of the Building the selling owner shall be automatically relieved of all obligations of Landlord hereunder, except for acts or omissions of Landlord theretofore occurring.

l. The term "day" as used herein means a calendar day.

m. The obligations of Landlord under this Lease do not constitute personal obligations of the partners, directors, officers, shareholders, or trustees of Landlord, Tenant shall look solely to Landlord and its assets for the realization of any claims against Landlord and not to the assets of any of the partners of Landlord, and Tenant expressly waives any and all right to proceed against any of its partners or the officers, directors, trustees, shareholders, agents, or employees of any of such partners, except to the extent of their interest in Landlord.

n. On request by Landlord, Tenant shall furnish Landlord with satisfactory evidence of payment of Tenant's business personal property taxes pertaining to the premises and deliver copies of such business personal property tax bills to Landlord.

22. Exhibits. The exhibits and addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below.

TENANT:	LANDLORD:
INSITE VISION INCORPORATED, a Delaware corporation	ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership
	By: Vintage Alameda Investments, LP a California limited partnership, operating general partner
	By: Vintage Properties - Alameda Commercial, a California corporation, managing general partner
By: M.D. [signature]	By:______________
Title: Vice President	Title:______________
Date of Execution by Tenant: 11 Sept. 1996	Date of Execution By Landlord:______________

d:\leasedoc\insite.lse

11 Sept. 1996

ADDENDUM
TO
MARINA VILLAGE OFFICE TECH LEASE

This Addendum to Marina Village Lease shall constitute part of that certain Marina Village Office Tech Lease dated as of September 1, 1996 (the "Lease") by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and INSITE VISION INCORPORATED, a Delaware corporation ("Tenant"), for leased premises in 965 Atlantic Avenue and 2020 Challenger Drive, Alameda, California and the terms hereof shall for all purposes be considered part of the Lease and supersede any provisions of the Lease to the contrary.

1. <u>Amendment of Paragraph 3.</u> **The last sentence of Paragraph 3(c) of the Lease is hereby amended to read as follows:**

Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder subject to Tenant's right to cure as provided herein.

The first sentence of Paragraph 3(d) of the Lease is hereby amended to read as follows:

(d) Any amount due to Landlord, if not paid when due, shall bear interest from the date due until paid at the rate of 10% per annum, provided interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant.

2. <u>Amendment of Paragraph 4.</u> **The following language is hereby added to the end of Paragraph 4(a) of the Lease to read as follows:**

Tenant's Share of Property Taxes and Operating Expenses shall not include the following: (i) any state, local, federal, personal or corporate income tax measured by the income of Landlord from all sources or from sources other than rent alone; (ii) any estate or inheritance taxes, any franchise, succession, or transfer taxes, or any interest on taxes or any penalties resulting from Landlord's failure to pay taxes of any kind; (iii) taxes that are separately assessed by government agencies to, and paid by, other tenants of the Building for taxes attributable to tenant improvements or other alterations, additions or improvements made by or for other tenants in the Building; (iv) any increase in excess of a 12% increase in the total of Property Taxes and Assessment Bonds (net of any tax increments received by Landlord) which increase results from a sale of the Building; (v) Landlord's general overhead expenses not related to the Building; (vi) brokerage commissions, legal fees, advertising costs and other related expenses incurred in connection with the leasing of the Building; (vii) repairs, alterations, additions, improvements, or replacements made to correct any defect in the design, materials or workmanship of the Building or common areas or to comply with any requirements of any governmental authority in effect as of the date of this Lease other than as may be required pursuant to Tenant's specific use; (viii) damage and repairs covered under any insurance policy carried by Landlord in connection with the Building; (ix) damage and repairs to the Building necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents; (x) structural repairs or replacements or any improvements, alterations or expenditures of a capital nature; (xi) damage and repairs attributable to condemnation, fire or other casualty, (xii) damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or

agents; (xiii) executive salaries of Landlord; (xiv) salaries of service personnel to the extent that such service personnel perform services not solely in connection with the management, operation, repair or maintenance of the Building or common areas; (xv) Landlord's general overhead expenses not related to the Building; (xvi) payments of principal or interest on any mortgage or other encumbrance including ground lease payments an points, commissions and legal fees associated with financing; (xvii) depreciation; (xviii) legal fees, accountants' fees and other expenses incurred in connection with disputes with Tenant or other tenants or occupants of the Building or associated with the enforcement of any leases or defense of Landlord's title to or interest in the Building or any part thereof; (xiv) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving, decorating, painting or altering space for other tenants in the building (xx) costs incurred due to violation by Landlord or any other tenant in the Building of the terms and conditions of any lease; (xxi) the cost of any service provided to Tenant or other occupants of the Building for which Landlord is entitled to be reimbursed; (xxii) charitable or political contributions; (xxiii) interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations; (xxiv) property management fees of any property management firm in excess of three percent (3%) of the gross revenues of the Building; (xxv) costs incurred in advertising and promotional activities for the Building; and (xxvi) any other expense which under generally accepted accounting principles and practice would not be considered a normal maintenance and operating expense.

In addition, any taxes, assessments, levies or fees against the Building or underlying land shall be paid or amortized over the longest permissible period of time and Tenant shall pay the appropriate annual amount during such year, provided that Tenant shall not be required to pay any such amounts not accruing during the term hereof. Landlord shall not collect in excess of 100% of all Operating Expenses.

3. **Amendment of Paragraph 6(a). The following sentence is added after the second sentence of Paragraph 6(a) to read as follows:**

Notwithstanding the foregoing, nothing herein shall be deemed to require Tenant to make any alterations required by law to the premises that are of a structural or capital nature unless such alterations are required by Tenant's specific use of the premises (as opposed to research and development uses generally) or required due to alterations voluntarily made to the premises by or on behalf of Tenant.

4. **Amendment of Paragraph 7. The following language is hereby added to the end of Paragraph 7(b) of the Lease to read as follows:**

Except in case of an emergency, Landlord shall give Tenant a minimum of two days prior notice of any planned interruption of utilities contemplated by Landlord.

5. **Amendment of Paragraph 8. The following two sentences hereby replace the first sentence of Paragraph 8(a) of the Lease to read as follows:**

(a) Subject to the provisions of Paragraph 10 below, and except for damage caused by Tenant or its agents or invitees, Landlord, at Landlord's expense, shall keep in good condition and repair the foundations, roof (excluding the cost of any additional roof maintenance due to roof penetrations resulting from Tenant's specific use, e.g. laboratory facilities in comparison to general office use, which shall be Tenant's responsibility), exterior walls of the Building and all common areas within

the Building not leased to tenants. Subject to the provisions of Paragraph 10 below, Landlord shall keep in good condition and repair the landscaping, walks and parking areas associated with the Building and any costs resulting therefrom shall be reimbursed to Landlord by Tenant in accordance with Paragraph 4(c) of the Lease.

The second sentence of Paragraph 8(b) of the Lease is hereby amended to read as follows:

If Tenant fails to do so, within any applicable notice and cure period, Landlord may, but shall not be required to, enter the premises and put them in good condition, and Landlord's costs thereof shall automatically become due and payable as additional rent.

The fifth sentence of Paragraph 8(b) of the Lease is hereby deleted in its entirety.

The last sentence of Paragraph 8(b) of the Lease is hereby amended to read as follows:

At the expiration of the term, Tenant shall deliver up possession of the premises in good condition and repair, excepting only ordinary wear and tear and damage caused by anyone or anything other than Tenant or Tenant's employees, agents or invitees.

The first sentence in Paragraph 8(c) of the Lease is hereby amended to read as follows:

As a condition to giving such consent and at the time of the request, Landlord shall inform Tenant whether it is required to remove any such alterations, improvements or additions at the expiration of the term, and restore the premises to their prior condition.

The following sentence is hereby added after the first sentence in Paragraph 8(c) of the Lease to read as follows:

Notwithstanding the foregoing, Tenant shall have the right, without need for the written consent of (but with prior written notice to) Landlord, to make non-structural alterations to the premises that do not affect the Building systems and cost less than Twenty-Five Thousand Dollars ($25,000) to install, provided such alterations are otherwise make in compliance with the terms of this Paragraph 8(c).

The last sentence of Paragraph 8(c) of the Lease is hereby amended to read as follows:

Unless Landlord requires their removal, as set forth above, all alterations, improvements or additions that may be made on the premises shall become property of Landlord and remain upon and be surrendered with the premises at the expiration of the term; provided, however, that Tenant shall remove all machinery, equipment and trade fixtures installed by it and repair any and all damage to the premises and any machinery, equipment or trade fixtures remaining on the premises shall, at Landlord's option, become the property of the Landlord.

6. <u>Amendment of Paragraph 9.</u> **The third sentence of Paragraph 9(a) of the Lease is hereby amended to read as follows:**

If, in the reasonable opinion of Landlord's insurance advisor, based on a substantial increase in recovered liability claims generally, the specified

amounts of coverage are no longer adequate, such coverage shall be appropriately increased.

The last sentence of Paragraph 9(a) of the Lease is hereby amended to read as follows:

If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policy or certificate as herein required, Landlord may, at its election and after 10 days' notice to Tenant, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord.

The first sentence of Paragraph 9(c) of the Lease is hereby amended to read as follows:

As this Lease does not involve the public interest and insurance is available to Tenant which will protect it against such claims, damage, injury or death, Tenant hereby waives all claims against Landlord for damage to any property or injury to or death of any person in, or upon or about the premises or the Building arising at any time and from any cause (except such as arise from the negligence or willful misconduct of Landlord, its agents, employees or contractors, and except as caused by a breach of Landlord's obligations hereunder).

The following language is hereby added as new Paragraph 9(d) to read as follows:

Landlord shall not be liable for any injury or damage which may be sustained to the person, equipment or property of Tenant, its employees, invitees or customers, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures located therein, whether the damage or injury results from conditions arising upon the premises or upon other portions of the Building, or from other sources.

7. **Amendment of Paragraph 10. Paragraph 10(a) of the Lease is hereby amended to read as follows:**

(a) If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk that is wholly covered by insurance the proceeds of which are made available to Landlord, Landlord shall proceed with reasonable diligence to repair the damage or destruction and this Lease shall not be terminated; provided, however, that if in the opinion of Landlord's architect, the work of repair cannot be completed in 180 days, or if the damage occurs within the last 2 years of the term and the repair work cannot be completed within 90 days, either Landlord or Tenant may elect to terminate the Lease by notice given to the other party.

The following language is hereby added to the end of Paragraph 10(b) of the Lease to read as follows:

Landlord must give Tenant notice as to whether or not Landlord will restore the premises within 30 days of the occurrence of such damage or destruction. If Landlord elects not to restore the premises, Tenant may elect to terminate the Lease by notice given to Landlord within 10 days of receiving Landlord's notice. Notwithstanding the foregoing, if in the opinion of Landlord's architect the work of repair cannot be completed in

180 days, or if the damage occurs within the last two years of the Lease term and the repair work cannot be completed within 90 days, either Landlord or Tenant may elect to terminate the Lease by notice given to the other party.

8. <u>Amendment of Paragraph 11.</u> **The last sentence of Paragraph 11 of the Lease is hereby amended to read as follows:**

In the event of a partial taking of the premises that does not result in a termination of this Lease, the monthly rental thereafter to be paid and Tenant's Percentage Share shall be equitably reduced on a square footage basis.

9. <u>Amendment of Paragraph 12</u>. **Subparagraph 12(b)(3) of the Lease is hereby amended to read as follows:**

3. if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee is insufficient to fulfill such entity's obligations under the assignment or sublease, as applicable, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building or Project; provided, however, for one year following Tenant's request, Landlord shall not enter into a lease with any proposed assignee or sublessee which it rejects under this subparagraph 12(b)(3) unless such lease is for a lesser amount of square footage than the proposed assignee or sublessee would have leased from Tenant under the proposed assignment or subletting.

Subparagraph 12(b)(4) of the Lease is hereby amended to read as follows:

4. in the case of a subletting of less than the entire premises, if the subletting would result in the division of the premises into a configuration that is not suitable for normal leasing purposes, or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the premises; or

Subparagraph 12(d)(1) of the Lease is hereby deleted in its entirety.

The first sentence of Paragraph 12(f) of the Lease is hereby amended to read as follows:

In the case of an assignment, one half of all sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant and the cost of any real estate commissions, legal fees, advertising costs, tenant improvements specifically made for assignee and all other reasonable costs incurred with such assignment.

Paragraph 12(g) of the Lease is hereby amended to read as follows:

(g) In case of a subletting, one half of all sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (i) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the premises, (ii) the cost of leasehold improvements made to the sublet portion of the premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of sublessee, which shall be amortized over the term of the sublease, and (iii) the cost of any real estate commissions incurred in connection with such subletting, and legal fees,

advertising costs, and all other reasonable costs incurred in the assignment.

A new subparagraph (j) is hereby added to the end of Paragraph 12 of the Lease, to read as follows:

(j) Notwithstanding the foregoing, Tenant may assign the Lease or sublet any portion thereof, without Landlord's consent, to: (1) any corporation that controls, is controlled by, or is under common control with Tenant, (2) any corporation resulting from the merger or the consolidation of Tenant, or (3) any person or entity who acquires all of the assets of Tenant as a going concern of the business that is being conducted upon the premises, provided that the transferee assumes all of the obligations of Tenant under the Lease.

10. **<u>Amendment of Paragraph 13.</u> Subparagraph 13(a)(1) of the Lease is hereby amended to read as follows:**

(1) a default by Tenant in the payment of any rent or other sum payable hereunder for a period of 10 days after written notice from Landlord that the same is due, provided that if Tenant has failed three or more times in any twelve-month period to pay any rent or other sum within 10 days after the due date, no written notice shall thereafter be applicable hereunder;

Paragraph 13(a)(2) of the Lease is hereby amended to read as follows:

(2) a material default by Tenant in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of 30 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of the nature to require more than 30 days to remedy, provided that if Tenant has defaulted in the performance of the same obligation three or more times in any twelve-month period and notice of such default has been given by Landlord in each instance, no cure period shall thereafter be applicable hereunder;

11. **<u>Amendment of Paragraph 14.</u> The following phrase is hereby added to the end of Paragraph 14 of the Lease, to read as follows:**

; provided further that, if Landlord's default materially interferes with Tenant's use and enjoyment of the premises, Landlord shall commence performance within 5 days after receipt of notice from Tenant specifying the precise nature of Landlord's default and the manner in which it interferes with Tenant's use of the premises, and diligently prosecute the same to completion.

12. **<u>Amendment of Paragraph 16.</u> Paragraph 16(b) of the Lease is hereby amended to read as follows:**

(b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant, (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that to the best of Tenant's knowledge there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance.

13. **<u>Amendment of Paragraph 18.</u> Paragraph 18 of the Lease is hereby amended to read as follows:**

13. Attorneys' Fees. In any action or proceeding which Landlord or Tenant brings to enforce its respective rights hereunder or to enforce any judgment granted in connection therewith, the unsuccessful party shall pay all costs incurred by the prevailing party (whether or not the action or proceeding is pursued to judgment), including reasonable attorneys' fees fixed by the court, and said costs and reasonable attorneys' fees fixed by the court, and costs and attorneys' fees shall be a part of the judgment in said action.

14. **Amendment of Paragraph 21. Paragraph 21(e) of the Lease is hereby amended to read as follows:**

(e) If Tenant remains in possession of the premises or any part thereof after the expiration of the term with the consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last month's rental during the term plus all other charges payable hereunder, and upon all of the terms hereof.

The following language is hereby added to the end of Paragraph 21(g) of the Lease to read as follows:

Notwithstanding anything contained herein to the contrary, Landlord shall not enter, and shall prevent its employees, agents and invitees from entering, those laboratory areas designated by Tenant from time to time as needing to be kept sterile or isolated, except in the case of an emergency or with the Tenant's specific consent, which consent shall be granted on not more than two days' notice.

The following language is hereby added to the end of Paragraph 21(j) of the Lease to read as follows:

Each individual executing this Lease on behalf of Landlord represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Landlord and that this Lease is binding on Landlord in accordance with its terms.

15. Renewal Rent Below Market. Landlord and Tenant acknowledge and agree that the Base Rent as set forth in this Lease reflects a below market rental rate as a result of Tenant exercising an option to extend the term of its previous lease on the premises, which option included previously negotiated terms and conditions.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to Marina Village Office Tech Lease as of the date of the Lease.

TENANT:	LANDLORD:
INSITE VISION INCORPORATED a Delaware corporation	ALAMEDA REAL ESTATE INVESTMENTS a California limited partnership
	By: Vintage Alameda Investments, LP a California limited partnership, operating general partner
	By: Vintage Properties-Alameda Commercial a California corporation, managing general partner
By: [signature]	By: ______________
Title: Vice President	Title: ______________

M. D., [illegible]

EXHIBIT A

Outline of Leased Premises

965 Atlantic


5,020 S.F. USEABLE
18,794 S.F. USEABLE
BUILDING TOTAL
GROSS AREA: 23,910 S.F.
CORE NON-RENTABLE: 0 S.F.
CORE RENTABLE: 96 S.F.
CORRIDORS: 0 S.F.
USEABLE: 23,814 S.F.
RENTABLE: 23,910 S.F.
LOAD FACTOR: 1.004
MARINA VILLAGE
965 ATLANTIC AVENUE
OFFICE TECH G
CORE-RENTABLE
CORE-NONRENTABLE
CORRIDORS

EXHIBIT A

Outlined of Leased Premises

2020 Challenger



MARINA VILLAGE
2020 CHALLENGER DRIVE
OFFICE TECH BLDG. H
BURNS/NETTLE
REV. 1-4-95
USEABLE 3,916 S.F.
SHARED TOILET 210 S.F.
TOTAL USEABLE 4,126 S.F.
4,596 S.F. USEABLE
SHARED TOILET 478 S.F.
1,763 S.F. USEABLE
USEABLE 4,984 S.F.
SHARED TOILET 268 S.F.
TOTAL USEABLE 5,252 S.F.
4,423 S.F. USEABLE
BUILDING TOTAL
GROSS AREA: 20,254 S.F.
CORE NON-RENTABLE: 0 S.F.
CORE RENTABLE: 94 S.F.
CORRIDORS: 0 S.F.
USEABLE: 20,160 S.F.
RENTABLE: 20,254 S.F.
LOAD FACTOR: 1.0046
CORE-RENTABLE
CORE-NONRENTABLE
CORRIDORS

AMENDMENT NO. 1
TO
MARINA VILLAGE OFFICE TECH LEASE

THIS AMENDMENT NO. 1 TO MARINA VILLAGE OFFICE TECH LEASE is made and entered into as of July 20, 2001, by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and INSITE VISION INCORPORATED, a Delaware corporation ("Tenant").

Landlord and Tenant have entered into that certain Marina Village Office Tech Lease dated as of September 1, 1996 with respect to certain premises located in 965 Atlantic Avenue, Suite 100 and 2020 Challenger Drive, Suites 103 & 104, Alameda, California (the "Lease"). Landlord and Tenant now desire to amend the Lease effective January 1, 2002 and to make certain other amendments as hereinafter provided. Accordingly, Landlord and Tenant hereby agree as follows (unless otherwise defined, all capitalized terms used in this Amendment shall have the same meanings as set forth in the Lease):

1. <u>Amendment of Basic Lease Information.</u> The following provisions as set forth in the Basic Lease Information of the Lease are hereby amended to read as follows:

Lease Expiration:	December 31, 2006	
Base Rent:	1/01/02- 12/31/02	$55,864/month
	1/01/03 - 12/31/03	$57,819/month
	1/01/04 - 12/31/04	$59,843/month
	1/01/05 - 12/31/05	$61,937/month
	1/01/06 - 12/31/06	$64,104/month
Base Year:	None - Effective January.1, 2002	

2. <u>Amendment of Paragraph 4 to the Lease.</u> Effective January 1, 2002 Paragraph 4 of the Lease is hereby deleted in its entirely and restated as follows:

"<u>Taxes and Operating Expenses.</u>

a. Tenant shall pay its percentage share, as specified in the Basic Lease Information, of all Property Taxes assessed with respect to the Building during the Lease term and its percentage share of all Operating Expenses paid or incurred by Landlord during the Lease term. For the purposes hereof, "Property Taxes" shall mean all real property taxes and assessments or governmentally imposed fees or charges (and any tax levied wholly or partly in lieu thereof) levied, assessed, confirmed, imposed or which have become a lien against the Building (which for the purposes of defining "Property Taxes" shall include the land underlying the Building). "Operating Expenses" shall mean: (1) all costs of management, operation, maintenance, and repair of the Building, (2) the cost of all insurance maintained by Landlord with respect to the Building and (3) the share allocable to the Building of dues and assessments payable under any reciprocal easement or common area maintenance agreements or declaration or by any owners' associations affecting the Building. Operating Expenses for each calendar year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Building been 95% occupied. Tenant's Share of Property Taxes and Operating Expenses shall not include the following (i) any state, local, federal, personal or corporate income tax measured by the income of the Landlord from all sources or form sources other than rent alone; (ii) any estate or inheritance taxes, any franchise, succession, or transfer taxes, or any interest on taxes or any penalties resulting from Landlord's failure to pay taxes of any kind; (iii) taxes that are separately assess by government agencies to, and paid by, other tenants of the Building for taxes attributable to tenant improvements or other alterations, additions or improvements made by or for other tenants in the Building; (iv) any increase in excess of a 12% increase in the total of Property Taxes and Assessment Bonds (net of any tax increments received by Landlord which increase result from a sale of the Building; (v) Landlord's general overhead expenses not related to the Building; (vi) brokerage commissions, legal fees, advertising costs and other related expenses incurred in connection with the leasing of the Building; (vii) repairs, alteration, additions, improvements, or replacements made to correct any defect in the design, materials or workmanship of the Building or common areas or to comply with any requirements of any governmental authority in effect as of the date of this Lease other than as may be required pursuant to Tenant's specific use; (viii) damage and repairs covered under any insurance policy carried by Landlord in connection with the Building; (ix) damage and repairs to the Building necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents; (x) structural repairs or capital nature; (xi) damage and repairs attributable to condemnation, fire or other casualty, (xii) damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or its; (xiii) executive salaries of Landlord;

(xiv) salaries of service personnel to the extend that such service personnel perform services not solely in connection with the management, operation, repair or maintenance of the Building or common areas; (xv) Landlord's general overhead expenses not related to the Building; (xvi) payments of principal or interest on any mortgage or other encumbrance including ground lease payments and points, commissions and legal fees associated with financing; (xvii) depreciation; (xviii) legal fees, accountant's fees and other expenses incurred in connection with disputes with tenant or other tenants or occupancy of the Building or associated with the enforcement of any lease or defense of Landlord's title to or interest in the Building or any part thereof; (xiv) costs (including permit, license and inspection fees) incurred in renovation or otherwise improving, decorating, painting or altering space for the other tenants in the building (xx) costs incurred due to violation by Landlord or any other tenant in the Building of the terms and conditions of any lease; (xxi) the cost of any service provided to Tenant or other occupancy of the Building for which Landlord is entitle to be reimbursed; (xxii) charitable or political contributions; (xxiii) interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations; (xxiv) property management fee of any property management firm in excess of three percent (3%) of the gross revenues of the Building; (xxv) costs incurred in advertising and promotional activities for the Building; and (xxvi) any other expense which under generally accepted accounting principles and practice would not be considered a normal maintenance and operating expense.

b. In the event the Building is not separately assessed for tax purposes, then the Property Taxes to be paid by Tenant shall be Tenant's percentage share of the product obtained by multiplying the total of the real property taxes and assessments levied against the tax parcel of which the Building is a part by a fraction, the numerator of which is the rentable area of the Building and the denominator of which is total rentable area of all improvements located within the tax parcel of which the Building is a part.

c. Tenant shall pay to Landlord each month at the same time and in the same manner as monthly Base Rent 1/12th of Landlord's estimate of Property Taxes and Operating Expenses for the then current calendar year. Within 90 days after the close of each calendar year, or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of actual Property Taxes and Operating Expenses for such calendar year. If, on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the overpayment against the next monthly installment of property taxes and operating expenses. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement. The obligations of Landlord and Tenant under this subparagraph with respect to the reconciliation between estimated payments and actual Property Taxes and Operating Expenses for the last year of the term shall survive the termination of the Lease."

3. **Condition of Premises.** Landlord shall have no obligation to improve or otherwise alter the Premises in connection with the extension of the term under Amendment No. 1. Landlord shall reimburse Tenant for its cost to complete repainting, carpet replacement and cleaning and other work within the Premises with the Landlord's reimbursement not exceeding $58,804. Landlord will reimburse Tenant within 30 days following Tenant's submittal of copies of Tenant's receipted invoices covering the renovation work, together with evidence of lien-free completion. Landlord's obligation to reimburse Tenant for the renovation work will expire December 31, 2002.

4. **Landlord's Work.** During calendar year 2003 Landlord, at Landlord's expense, will replace ten (10) air conditioning package units serving their premises, specifically air conditioning unit No. 1 located at 965 Atlantic Avenue and air conditioning units No. 1 through 3, 9, 10 and 12 through 14 located at 2020 Challenger Drive, with new air conditioning package units. Landlord's replacement of the package units will be done in compliance with applicable codes.

5. **Option to Extend Term.**

a. Tenant shall have the option to extend the term of the Lease for a period of five (5) years (the "Option Period") from January 1, 2007 to December 31, 2011 subject to the following conditions:

i. At the time the option is exercised and as of the commencement of the Option Period, the Lease shall be in full force and effect, Tenant shall not be in default thereunder and Tenant shall not have assigned the Lease or sublet the premises; and

ii. The option to extend the term must be exercised, if at all, by notice given to Landlord not earlier than January 1, 2006 or no later than March 31, 2006.

b. In the event the option is timely and effectively exercised the term of the Lease shall be extended for the Option Period upon all of the terms and conditions of the Lease; provided,

however, the monthly Base Rent during the Option Period shall be the then fair market rent of the premises, but in no event less than the Base Rent for December 2006. Determination of the fair market rent shall be as follows:

i. For the purposes hereof, the fair market rent of the premises during the option. Shall be the product of the monthly rental rate per square foot of rentable area then prevailing for comparable space in the City of Alameda that is then being offered for lease to prospective tenants multiplied by the rentable area of the premises. Fair market rent may include periodic increases. Within 30 days prior to commencement of the Option Period, Landlord shall provide Tenant with Landlord's determination of fair market rent. Tenant may dispute Landlord's determination of fair market rent by notice given to Landlord within 15 days after Landlord's determination is given to Tenant and Landlord and the parties shall then negotiate in good faith to resolve the dispute. If such dispute is not resolved by negotiation between the parties within 30 days, then fair market rent shall be determined by appraisal. If Tenant does not timely dispute Landlord's determination, then the amount determined by Landlord shall be the fair market rent. If fair market rent has not been determined prior to the commencement of the Option Period, Tenant shall pay monthly Base Rent when due based upon Landlord's determination of fair market rent, subject to retroactive adjustment between the parties if the determination by appraisal is different from Landlord's determination.

ii. When fair market rent is to be determined by appraisal, within 10 days after the expiration of the 30-day negotiation period, Landlord and Tenant shall each appoint as an appraiser, a real estate appraiser with at least ten years of experience in appraising commercial real property in Alameda County, and give notice of such appointment to the other. If either Landlord or Tenant shall fail to appoint an appraiser within 10 days after receiving notice of the identity of the other party's appointed appraiser, then the single appraiser appointed shall be the sole appraiser and determine the fair market rent of the premises. In the event each party appoints an appraiser, such appraisers shall, within 30 days after the appointment of the last of them to be appointed, complete their determinations of fair market rent and furnish the same to Landlord and Tenant. If the low appraisal varies from the higher appraisal by 5% of the lower appraisal, or less, the fair market rent shall be the average of the two valuations. If the low appraisal varies from the high appraisal by more than 5%, the two appraisers shall, within 10 days after submission of the last appraisal report, appoint a third appraiser who shall meet the qualifications set forth in this paragraph. If the two appraisers shall be unable to agree on the selection of a third appraiser in a timely manner then either Landlord or Tenant may request such appointment by the presiding judge of the Superior Court of Alameda County. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for or against either party. Such third appraiser shall, within 30 days after appointment, make a determination of fair market rent and said third appraiser shall select the opinion of fair market rent as determined by the one appraisal, completed by the two appraisers, which most closely matches the third appraiser's opinion of fair market rent. The fair market rent for the premises shall be the fair market rent selected by said third appraiser. All fees and costs of the third appraiser in connection with the determination of fair market rent by appraisal shall be paid one-half by Landlord and one-half by Tenant. Prior to the commencement of the Option Period or if an appraisal is required, as soon thereafter as is practical, Tenant and Landlord shall execute an amendment to this Lease setting forth the monthly Base Rent amounts during the Option Period and the revised date for term expiration.

6. **Ratification**. Landlord and Tenant hereby ratify and confirm all of the terms of the Lease as modified by paragraph 1 through 5 above. Except as expressly set forth to the contrary in this Amendment, the Lease, as amended, remains unmodified and in full force and effect. To the extent of any conflict between the terms of this Amendment and terms of the Lease, the terms of this Amendment shall control.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 of the date first set forth above.

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: Lyle M. Bowman

Title: Vice President, Development

LANDLORD:

ALAMEDA REAL ESTATE INVESTMENTS,
a California limited partnership

By: Vintage Alameda Investments, LP
a California limited partnership,
operating general partner

By: Vintage Properties-Alameda Commercial,
a California corporation,
managing general partner

By: JMerger

Title: President

AMENDMENT NO. 2
TO
MARINA VILLAGE OFFICE TECH LEASE

THIS AMENDMENT NO. 2 TO MARINA VILLAGE OFFICE TECH LEASE is made and entered into as of August 1, 2003, by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and INSITE VISION INCORPORATED, a Delaware corporation ("Tenant").

Landlord and Tenant have entered into that certain Marina Village Office Tech Lease dated as of September 1, 1996, as amended by the certain Amendment No. 1 dated July 20, 2001 (collectively, the "Lease") with respect to certain premises located in 965 Atlantic Avenue, Suite 100, and 2020 Challenger Drive, Suites 103 & 104, Alameda, California. Landlord and Tenant now desire to amend the Lease effective August 1, 2003 as hereinafter provided. Accordingly, Landlord and Tenant hereby agree as follows (unless otherwise defined, all capitalized terms used in this Amendment shall have the same meanings as set forth in the Lease):

1. **Rent Credit.** Effective August 1, 2003, Landlord shall credit $145,364.06 against the Base Rent and Tenant's percentage share of Operating Expenses and Property Taxes next otherwise becoming due under the Lease, which amount shall be repaid by Tenant, at the same time and in the same manner as Base Rent, in monthly installments of $12,113.67, commencing October 1, 2003, until repaid in full.

2. **Ratification**. Landlord and Tenant hereby ratify and confirm all of the terms of the Lease as modified by paragraph 1 above. Except as expressly set forth to the contrary in this Amendment, the Lease, as amended, remains unmodified and in full force and effect. To the extent of any conflict between the terms of this Amendment and terms of the Lease, the terms of this Amendment shall control.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 2 as of the date first set forth above.

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: Lyle Bowman

Title: Vice President

LANDLORD:

ALAMEDA REAL ESTATE INVESTMENTS,
a California limited partnership

By: Vintage Alameda Investments, LP
a California limited partnership,
operating general partner

By: Vintage Properties-Alameda Commercial,
a California corporation,
managing general partner

By: [signature]

Title: President

LEGACY PARTNERS

November 30, 2006

Insite Vision
965 Atlantic Ave., Suite 100
Alameda, CA 94501

Re: 965 Atlantic Avenue, Suite 100

I am very pleased to enclose 1 fully executed original Amendment 3 to your Marina Village Office Tech Lease. Please retain this original lease document for your records.

Please feel free to contact me with any questions or comments.

Very truly yours,

LEGACY PARTNERS COMMERCIAL, INC.

Steve Haver
Senior Property Manager

Enclosure

AMENDMENT NO. 3
TO
MARINA VILLAGE OFFICE TECH LEASE

THIS AMENDMENT NO. 3 TO MARINA VILLAGE OFFICE TECH LEASE (this "**Third Amendment**") is made and entered into as of November 21, 2006, by and between LEGACY PARTNERS I ALAMEDA, a Delaware limited liability company ("**Landlord**"), and INSITE VISION INCORPORATED, a Delaware corporation ("**Tenant**").

R E C I T A L S:

A. Alameda Real Estate Investments, a California limited partnership ("**Alameda**"), and Tenant entered into that certain Marina Village Industrial Gross Office Tech Lease dated as of September 1, 1996 (the "**Original Lease**"), pursuant to which Alameda leased to Tenant and Tenant leased from Alameda (i) certain premises (the "**Atlantic Premises**") commonly known as Suite 100, containing approximately 18,869 rentable square feet of space located within that certain building located at 965 Atlantic Avenue (the "**Atlantic Building**"), and (ii) certain premises (the "**Existing Challenger Premises**") commonly known as Suites 103 and 104, containing approximately 10,533 rentable square feet of space located within that certain building located at 2020 Challenger Drive (the "**Challenger Building**"), all as more particularly described in the Original Lease. The Atlantic Premises and the Existing Challenger Premises are collectively referred to herein as the "**Existing Premises**". The Existing Premises are part of a multi-building commercial project known as "Marina Village" and located on an approximately 200-acre site on the estuary side of the island of Alameda (the "**Project**").

B. Alameda and Tenant entered into that certain Amendment No. 1 to Marina Village Office Tech Lease dated as of July 20, 2001 (the "**First Amendment**"), pursuant to which the parties, among other things, modified Tenant's payment of Operating Expenses and Property Taxes.

C. Alameda and Tenant entered into that certain Amendment No. 2 to Marina Village Office Tech Lease dated as of August 1, 2003 (the "**Second Amendment**"), pursuant to which Tenant was provided with a rent credit. The Original Lease, the First Amendment and the Second Amendment are collectively referred to herein as the "**Lease**".

D. Landlord has succeeded to the interests of Alameda as landlord under the Lease.

E. Landlord and Tenant now desire to amend the Lease to (i) extend the term of the Lease for the Existing Premises, (ii) expand the Existing Premises to include the certain premises (the "**Expansion Space**") commonly known as Suite 100, containing approximately 9,721 rentable square feet of space within the Challenger Building and comprising the balance of the rentable area of the Challenger Building, as depicted on the floor plan attached hereto as **Exhibit A**, and (iii) modify various terms and provisions of the Lease, all as hereinafter provided.

F. All capitalized terms when used herein shall have the same meanings given such terms in the Lease unless expressly superseded by the terms of this Third Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Extension of Term. The term of the Lease for the Existing Premises, which is currently scheduled to expire on December 31, 2006, is hereby extended for a period of seven (7) years (the "**Extended Term**") commencing as of January 1, 2007 and continuing until December 31, 2013 (the "**Extended Term Expiration Date**"), unless sooner terminated in accordance with the terms of the Lease, as hereby amended.

2. Existing Premises Base Rent.

2.1. Atlantic Premises Base Rent. Notwithstanding anything in the Lease, as hereby amended, to the contrary, commencing on November 1, 2006 and ending on the Extended Term Expiration Date, the Base Rent payable by Tenant for the Atlantic Premises shall be paid separate and apart from the Base Rent payable for the Existing Challenger Premises and the Expansion Space, and shall be as set forth in the following schedule:

Period of Extended Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot of the Atlantic Premises
11/1/06 – 12/31/06	$384,927.60	$32,077.30	$1.70
1/1/07 – 12/31/07	$396,249.00	$33,020.75	$1.75
1/1/08 – 12/31/08	$407,570.40	$33,964.20	$1.80
1/1/09 – 12/31/09	$421,156.08	$35,096.34	$1.86
1/1/10 – 12/31/10	$432,477.48	$36,039.79	$1.91
1/1/11 – 12/31/11	$446,063.16	$37,171.93	$1.97
1/1/12 – 12/31/12	$459,648.84	$38,304.07	$2.03
1/1/13 – 12/31/13	$473,234.52	$39,436.21	$2.09

2.2. Existing Challenger Premises Base Rent. Notwithstanding anything in the Lease, as hereby amended, to the contrary, commencing on November 1, 2006 and ending on the Extended Term Expiration Date, the Base Rent payable by Tenant for the Existing Challenger Premises shall be paid separate and apart from the Base Rent payable for the Atlantic Premises and the Expansion Space, and shall be as set forth in the following schedule:

Period of Extended Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot of the Existing Challenger Premises
11/1/06 – 12/31/06	$157,995.00	$13,166.25	$1.25
1/1/07 – 12/31/07	$163,050.84	$13,587.57	$1.29
1/1/08 – 12/31/08	$168,106.68	$14,008.89	$1.33
1/1/09 – 12/31/09	$173,162.52	$14,430.21	$1.37
1/1/10 – 12/31/10	$178,218.36	$14,851.53	$1.41
1/1/11 – 12/31/11	$183,274.20	$15,272.85	$1.45
1/1/12 – 12/31/12	$188,330.04	$15,694.17	$1.49
1/1/13 – 12/31/13	$194,649.84	$16,220.82	$1.54

3. Addition of Expansion Space. Commencing upon the Expansion Space Commencement Date (as defined in Section 4 below), the Existing Premises shall be expanded to include the Expansion Space, thereby increasing the size of the Existing Premises to 39,123 rentable square feet (i.e., 18,869 rentable square feet in the Atlantic Premises + 10,533 rentable square feet in the Existing Challenger Premises + 9,721 rentable square feet in the Expansion Space). The Expansion Space shall be leased on the same terms and conditions set forth in the Lease, subject to the modifications set forth in this Third Amendment. Effective from and after the Expansion Space Commencement Date, the "**Premises**" shall mean the Existing Premises and the Expansion Space.

4. Expansion Space Commencement Date. For purposes of this Third Amendment, the term "**Expansion Space Commencement Date**" shall mean the earlier of: (i) the date Tenant commences business operations in substantially all of the Challenger Building; and (ii) the date of Substantial Completion of the Challenger Tenant Improvements (as defined in **Exhibit B** attached hereto), subject to acceleration for Tenant Delays as defined and provided in **Exhibit B**. The Expansion Space Commencement Date is anticipated to be April 1, 2007. The term of the Expansion Space (the "**Expansion Space Term**") shall commence on the Expansion Space Commencement Date and expire coterminously with the Extended Term with respect to the Existing Premises on December 31, 2013. Notwithstanding the foregoing, if Landlord is unable to Substantially Complete the Challenger Tenant Improvements on or before July 1, 2007 (the "**Delivery Outside Date**"), as such date may be extended as a result of any Tenant Delays and/or any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions or inactions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of Landlord (collectively, the "**Force Majeure**"), then Tenant shall receive one-half (1/2) of a day of abated Base Rent for the Expansion Space for each day during the period commencing upon the Delivery Outside Date (as the same may be extended by Tenant Delays

and Force Majeure delays) and expiring on the date upon which Landlord Substantially Completes the Challenger Tenant Improvements (which abated Base Rent shall be applied toward the Base Rent first due and payable for the Expansion Space following the Expansion Space Commencement Date pursuant to Section 6 below). The date that the Expansion Space Commencement Date actually occurs shall be confirmed by the parties in writing in an Amendment No. 4 to Marina Village Office Tech Lease ("**Amendment No. 4**"), which Amendment No. 4 shall be in substantially the form of **Exhibit C** attached hereto. Amendment No. 4 shall be delivered by Landlord to Tenant after the Expansion Space Commencement Date occurs, and Tenant shall execute and return such Amendment No. 4 to Landlord within five (5) days after Tenant's receipt thereof.

5. Beneficial Occupancy. Tenant shall have the right to occupy the Expansion Space during the period commencing on the date of Substantial Completion of the Expansion Space Tenant Improvements (as defined in **Exhibit B** attached hereto) and ending on the Expansion Space Commencement Date (the "**Beneficial Occupancy Period**"), provided that (i) a temporary or permanent certificate of occupancy shall have been issued by the appropriate governmental authorities for the Expansion Space, (ii) all of the terms and conditions of this Lease shall apply, including, without limitation, Tenant's obligation to pay to Landlord all sums and charges required to be paid by Tenant under the Lease, as hereby amended, as though the Expansion Space Commencement Date had occurred (although the Expansion Space Commencement Date shall not actually occur until the date set forth in Section 4 above) upon such occupancy of the Expansion Space by Tenant; provided, however, during such Beneficial Occupancy Period, Tenant shall not be obligated to pay Base Rent for the Expansion Space or Tenant's Percentage Share of increases in Property Taxes and Operating Expenses for the Expansion Space until the Expansion Space Commencement Date actually occurs.

6. Expansion Space Base Rent. During the Expansion Space Term, the Base Rent payable by Tenant for the Expansion Space shall be calculated separate and apart from the Base Rent payable for the Existing Premises (i.e., the Atlantic Premises and the Existing Challenger Premises), and shall be as set forth in the following schedule:

Period of Expansion Space Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate per Rentable Square Foot of the Expansion Space
*Expansion Space Commencement Date – 12/31/06	$145,815.00	$12,151.25	$1.25
**1/1/07 – 12/31/07	$150,481.08	$12,540.09	$1.29
1/1/08 – 12/31/08	$155,147.16	$12,928.93	$1.33
1/1/09 – 12/31/09	$159,813.24	$13,317.77	$1.37
1/1/10 – 12/31/10	$164,479.32	$13,706.61	$1.41
1/1/11 – 12/31/11	$169,145.40	$14,095.45	$1.45
1/1/12 – 12/31/12	$173,811.48	$14,484.29	$1.49

1/1/13 – 12/31/13	$179,644.08	$14,970.34	$1.54

* Not applicable if the Expansion Space Commencement Date occurs after December 31, 2006.

** If the Expansion Space Commencement Date occurs after January 1, 2007, payment of Base Rent at such rental rate shall commence on the Expansion Space Commencement Date and not January 1, 2007.

7. Tenant's Percentage Share. Due to the revised number of rentable square feet contained within the Premises (i.e., the Existing Premises and the Expansion Space) as compared to the Existing Premises, from and after the Expansion Space Commencement Date, the "Tenant's Percentage Share" Section of the Basic Lease Information attached to the Original Lease of the First Amendment shall be deleted in its entirety and replaced with the following:

"Tenant's Percentage Share: 965 Atlantic Premises – 18,869 rsf/23,911 rsf = 78.91%

2020 Challenger Premises – 20,254 rsf/20,254 = 100%"

8. Tenant Improvements. Landlord shall construct certain Tenant Improvements (as defined in the Tenant Work Letter attached hereto as **Exhibit B**) for the Premises pursuant to and in accordance with the Tenant Work Letter attached to this Third Amendment as **Exhibit B**.

9. Cap on Controllable Expenses. Notwithstanding anything to the contrary contained in the Lease, as hereby amended, during the Extended Term, the aggregate Controllable Expenses (as hereinafter defined) included in Operating Expenses in any calendar year during the Extended Term, shall not increase by more than ten percent (10%) on an annual basis, over the actual aggregate Controllable Expenses included in Operating Expenses for any preceding calendar year. The foregoing cap on Controllable Expenses shall not apply to any renewal of the Extended Term and shall not apply to Property Taxes. For purposes of this Section 9, "**Controllable Expenses**" shall mean all Operating Expenses except: (i) insurance carried by Landlord with respect to the Project and/or the operation thereof; and (ii) the cost of utilities.

10. Option to Extend Extended Term. Landlord hereby grants to Tenant one (1) option to extend the Extended Term for the entire Premises (i.e., the Existing Premises and the Expansion Space) for a period of five (5) years ("**Option Term**"), which option shall be exercisable only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below.

10.1. Option Rent. The annual Base Rent payable by Tenant during the Option Term (the "**Option Rent**") shall be equal to the "Fair Market Rental Rate" for the Premises. As used herein, the "**Fair Market Rental Rate**" shall mean the annual Base Rent at which non-equity tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Premises for a comparable term, which comparable space is located in the Atlantic Building and/or the Challenger Building, the other existing buildings in the Project which are office buildings, and in other comparable single story, first-class office buildings in the Alameda Office Market (collectively, "**Comparable**

Buildings"), taking into consideration all free rent and other out-of-pocket concessions generally being granted at such time for such comparable space for the Option Term (including, without limitation, any tenant improvement allowance provided for such comparable space, with the amount of such tenant improvement allowance to be provided for the Premises during the Option Term to be determined after taking into account the age, quality and layout of the tenant improvements in the Premises as of the commencement of the Option Term with consideration given to the fact that the improvements existing in the Premises are specifically suitable to Tenant). All other terms and conditions of the Lease, as hereby amended, shall apply throughout the Option Term; however, Tenant shall, in no event, have the option to extend the Extended Term beyond the Option Term described in this Section 10.

10.2. Exercise of Option. The option contained in this Section 10 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice ("**Interest Notice**") to Landlord not more than twelve (12) months nor less than ten (10) months prior to the expiration of the Extended Term stating that Tenant may be interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "**Option Rent Notice**") to Tenant not less than nine (9) months prior to the expiration of the initial Lease Term setting forth the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the date (the "**Exercise Date**") which is eight (8) months prior to the expiration of the Extended Term, exercise the option by delivering written notice ("**Exercise Notice**") thereof to Landlord. Concurrently with Tenant's delivery of the Exercise Notice, Tenant may object, in writing, to Landlord's determination of the Fair Market Rental Rate for the Option Term set forth in the Option Rent Notice, in which event such Fair Market Rental Rate shall be determined pursuant to Section 10.3 below. Tenant's failure to deliver the Interest Notice or Exercise Notice on or before the applicable delivery dates therefore specified hereinabove shall be deemed to constitute Tenant's waiver of its extension right hereunder. If Tenant timely delivers the Exercise Notice but fails to timely object in writing to Landlord's determination of the Fair Market Rental Rate set forth in the Option Rent Notice, Tenant shall be deemed to have accepted Landlord's determination thereof and the following provisions of Section 10.3 shall not apply.

10.3. Determination of Option Rent. In the event Tenant timely and appropriately objects in writing pursuant to Section 10.2 above with respect to the Fair Market Rental Rate initially determined by Landlord for the applicable Option Term, then Landlord and Tenant shall attempt to agree upon such Fair Market Rental Rate, using their best good-faith efforts. If Landlord and Tenant fail to reach agreement by the date (the "**Outside Agreement Date**") which is twenty (20) days following Tenant's delivery of the Exercise Notice, then each party shall submit to the other party a separate written determination of the Fair Market Rental Rate within ten (10) business days after such Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with the provisions of Sections 10.3(a) through (g) below. The failure of Tenant or Landlord to submit a written determination of the Fair Market Rental Rate within such ten (10) business day period shall conclusively be deemed to be such party's approval of the Fair Market Rental Rate submitted within such ten (10) business day period by the other party.

(a) Landlord and Tenant shall each appoint one (1) arbitrator who shall by profession be a real estate leasing broker who shall have (i) been active over the ten (10)

year period ending on the date of such appointment in the leasing of Comparable Buildings, (ii) no financial interest in Landlord or Tenant, and (iii) not represented or employed or engaged the appointing party during such 10-year period. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Fair Market Rental Rate is the closer to the actual Fair Market Rental Rate as determined by the arbitrators, taking into account the requirements with respect thereto set forth in Section 10.1 above. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date.

(b) The two (2) arbitrators so appointed shall, within fifteen (15) days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

(c) The three (3) arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, reach a decision as to which of Landlord's or Tenant's submitted Fair Market Rental Rate is closer to the actual Fair Market Rental Rate and shall select such closer determination as the Fair Market Rental Rate and notify Landlord and Tenant thereof.

(d) The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

(e) If either Landlord or Tenant fails to appoint an arbitrator within the time period specified in Section 10.1(a) above, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

(f) If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, a third arbitrator shall be appointed by the Superior Court in and for the county of Alameda, California.

(g) Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of it, and each shall pay one-half of the fees and expenses of the third arbitrator, if any.

10.4. <u>Suspension of Right to Extend Extended Term</u>. Notwithstanding anything in the foregoing to the contrary, at Landlord's option, and in addition to all of Landlord's remedies under the Lease, as hereby amended, at law or in equity, the right to extend the Extended Term hereinabove granted to Tenant shall not be deemed to be properly exercised if, as of the date Tenant delivers the Exercise Notice or as of the end of the Extended Term, Tenant is in default under the Lease, as hereby amended. Tenant's right to extend the Extended Term under this Section 10 is personal to the original Tenant executing this Third Amendment (the "**Original Tenant**") and any entity or person to which Tenant's entire interest in the Lease has been assigned pursuant to Section 12(j) of the Original Lease (each, an "**Affiliate**") and may not be assigned or exercised, voluntarily or involuntarily, by or to, any person or entity other than the Original Tenant or such Affiliate assignee, as the case may be, and shall only be available to and

exercisable by the Original Tenant or such Affiliate assignee, as the case may be, when the Original Tenant or such Affiliate assignee, as the case may be, is in actual and physical possession of the entire Premises.

11. Landlord Exculpation. It is expressly understood and agreed that notwithstanding anything in the Lease, as hereby amended, to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and its members, partners, submembers and subpartners, and their respective officers, agents, property managers, servants, employees, and independent contractors (collectively, "**Landlord Parties**") hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Project, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

12. Miscellaneous Deletions. The following provisions of the Lease are hereby deleted in their entirety and are of no further force or effect: Paragraph 1 of the Second Amendment; clause (iv) of Paragraph 4 of the Lease (as added by Paragraph 1 of the First Amendment); Paragraph 5 of the First Amendment; and the phrase "one half of" in Sections 12(f) and 12(g) of the Original Lease.

13. Broker. Tenant represents and warrants to Landlord that Tenant has not dealt with any broker in connection with this Third Amendment except for BT Commercial (the "**Broker**"), and insofar as Tenant knows, no other broker negotiated or participated in the negotiations of this Third Amendment or is entitled to any commission in connection herewith. Tenant agrees to indemnify, protect and defend Landlord against and hold Landlord harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commissions or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker or agent, except for the Broker.

14. No Further Modification. Except as set forth in this Third Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

15. Counterparts. This Third Amendment may be executed in multiple counterparts, each of which is to be deemed original for all purposes, but all of which together shall constitute one and the same instrument.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed by their duly authorized representatives as of the date first above written.

LANDLORD:

LEGACY PARTNERS I ALAMEDA, LLC,
a Delaware limited liability company,
Owner

By: Legacy Partners Commercial, L.P.,
a California limited partnership,
as Property Manager and Agent for Owner

By: Legacy Partners Commercial, Inc.,
its General Partner

By: [signature]
Name: Debra Smith
Its: Executive Vice President

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: [signature]
Name: S. Kumar Chandrasekaran, Ph.D.
Title: CEO & Chairman of the Board

By: ______________________
Name: ______________________
Title: ______________________

EXHIBIT A

DEPICTION OF EXPANSION SPACE


EXPANSION PREMISES

KEY PLAN
SCALE: N.T.S.



ENLARGED FLOOR PLAN
SCALE: N.T.S.

EXHIBIT B

TENANT WORK LETTER

Tenant acknowledges and agrees that the Premises (i.e., the Atlantic Premises, the Existing Challenger Premises and the Expansion Space) have previously been constructed including interior tenant improvements therein, and are satisfactory and shall be accepted by Tenant in their "AS IS" condition as of the date of execution of the Third Amendment to which this Tenant Work Letter is attached as Exhibit B (the "**Third Amendment**") and, with respect to the Expansion Space, on the Expansion Space Commencement Date; provided, however, that Landlord shall construct certain modifications to the interior of the Premises (i.e., Atlantic Premises, the Existing Challenger Premises and the Expansion Space) pursuant to the applicable Approved Working Drawings (as defined below) in accordance with the following provisions of this Tenant Work Letter.

SECTION 1

CONSTRUCTION DRAWINGS FOR THE PREMISES

1.1 Final Space Plans. Prior to the execution of the Third Amendment, Landlord and Tenant have approved (i) a detailed space plan for the construction of certain improvements in the Atlantic Premises, which space plan has been prepared by Legacy Partners C.D.S., Inc., dated March 27, 2006 (the "**Atlantic Final Space Plan**"), a copy of which is attached hereto as Schedule 1, and (ii) a detailed space plan for the construction of certain improvements in the Existing Challenger Premises and the Expansion Space, which space plan has been prepared by Legacy Partners C.D.S., Inc., dated June 29, 2006 (the "**Challenger Final Space Plan**"), a copy of which is attached hereto as Schedule 2. The Atlantic Final Space Plan and the Challenger Final Space Plan shall be collectively referred to herein as the "**Final Space Plans**".

1.2 Approved Working Drawings.

1.2.1 Atlantic Approved Working Drawings. Based upon and in conformity with the Atlantic Final Space Plan, Landlord shall cause its architect and engineers to prepare and deliver to Tenant, for Tenant's approval, detailed specifications and engineered working drawings for the tenant improvements shown on the Atlantic Final Space Plan (the "**Atlantic Working Drawings**"). The Atlantic Working Drawings shall incorporate modifications to the Atlantic Final Space Plan as necessary to comply with the floor load and other structural and system requirements of the Atlantic Building. To the extent that the finishes and specifications are not completely set forth in the Atlantic Final Space Plan for any portion of the tenant improvements depicted thereon, the actual specifications and finish work shall be in accordance with the specifications for the Atlantic Building's standard improvement package items, as determined by Landlord. Within five (5) business days after Tenant's receipt of the Atlantic Working Drawings, Tenant shall approve or disapprove the same, which approval shall not be unreasonably withheld; provided, however, that Tenant may only disapprove the Atlantic Working Drawings to the extent such Atlantic Working Drawings are inconsistent with the Atlantic Final Space Plan and only if Tenant delivers to Landlord, within such five (5) business

days period, specific changes proposed by Tenant which are consistent with the Atlantic Final Space Plan and do not constitute changes which would result in any of the circumstances described in items (i) through (iii) hereinbelow. If any such revisions are timely and properly proposed by Tenant, Landlord shall cause its architect and engineers to revise the Atlantic Working Drawings to incorporate such revisions and submit the same for Tenant's approval in accordance with the foregoing provisions, and the parties shall follow the foregoing procedures for approving the Atlantic Working Drawings until the same are finally approved by Landlord and Tenant. Upon Landlord's and Tenant's approval of the Atlantic Working Drawings, the same shall be known as the "**Atlantic Approved Working Drawings**". Once the Atlantic Approved Working Drawings have been approved by Landlord and Tenant, Tenant shall make no changes, change orders or modifications thereto without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would: (i) increase the cost of designing or constructing the Atlantic Tenant Improvements (as defined below) above the cost of the tenant improvements depicted in the Atlantic Final Space Plan; (ii) be of a quality lower than the quality of the standard improvement package items for the Atlantic Building; and/or (iii) require any changes to the base, shell and core work or structural improvements or systems of the Atlantic Building. The Atlantic Final Space Plan, Atlantic Working Drawings and Atlantic Approved Working Drawings shall be collectively referred to herein as, the "**Atlantic Construction Drawings**". The tenant improvements shown on the Atlantic Approved Working Drawings shall be referred to herein as the "**Atlantic Tenant Improvements**".

1.2.2 <u>Challenger Approved Working Drawings</u>. Based upon and in conformity with the Challenger Final Space Plan, Landlord shall cause its architect and engineers to prepare and deliver to Tenant, for Tenant's approval, detailed specifications and engineered working drawings for the tenant improvements shown on the Challenger Final Space Plan (the "**Challenger Working Drawings**"). The Challenger Working Drawings shall incorporate modifications to the Challenger Final Space Plan as necessary to comply with the floor load and other structural and system requirements of the Challenger Building. To the extent that the finishes and specifications are not completely set forth in the Challenger Final Space Plan for any portion of the tenant improvements depicted thereon, the actual specifications and finish work shall be in accordance with the specifications for the Challenger Building's standard improvement package items, as determined by Landlord. Within three (3) business days after Tenant's receipt of the Challenger Working Drawings, Tenant shall approve or disapprove the same, which approval shall not be unreasonably withheld; provided, however, that Tenant may only disapprove the Challenger Working Drawings to the extent such Challenger Working Drawings are inconsistent with the Challenger Final Space Plan and only if Tenant delivers to Landlord, within such three (3) business days period, specific changes proposed by Tenant which are consistent with the Challenger Final Space Plan and do not constitute changes which would result in any of the circumstances described in items (i) through (iv) hereinbelow. If any such revisions are timely and properly proposed by Tenant, Landlord shall cause its architect and engineers to revise the Challenger Working Drawings to incorporate such revisions and submit the same for Tenant's approval in accordance with the foregoing provisions, and the parties shall follow the foregoing procedures for approving the Challenger Working Drawings until the same are finally approved by Landlord and Tenant. Upon Landlord's and Tenant's approval of the Challenger Working Drawings, the same shall be known as the "**Challenger Approved Working Drawings**". Once the Challenger Approved Working Drawings have been approved

by Landlord and Tenant, Tenant shall make no changes, change orders or modifications thereto without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would: (i) directly or indirectly delay the Substantial Completion of the Challenger Tenant Improvements (as defined in Section 3.1 below); (ii) increase the cost of designing or constructing the Challenger Tenant Improvements (as defined below) above the cost of the tenant improvements depicted in the Challenger Final Space Plan; (iii) be of a quality lower than the quality of the standard improvement package items for the Challenger Building; and/or (iv) require any changes to the base, shell and core work or structural improvements or systems of the Challenger Building. The Challenger Final Space Plan, Challenger Working Drawings and Challenger Approved Working Drawings shall be collectively referred to herein as, the "**Challenger Construction Drawings**". The tenant improvements shown on the Challenger Approved Working Drawings shall be referred to herein as the "**Challenger Tenant Improvements**". The Challenger Tenant Improvements which relate specifically and only to the Expansion Space shall be referred to herein as the "**Expansion Space Tenant Improvements**".

1.2.3 Definitions. For purposes of this Tenant Work Letter, (i) the Atlantic Approved Working Drawings and the Challenger Approved Working Drawings shall be collectively referred to herein as the "**Approved Working Drawings**", (ii) the Atlantic Working Drawings and the Challenger Working Drawings shall be collectively referred to herein as the "**Working Drawings**", (iii) the Atlantic Construction Drawings and the Challenger Construction Drawings shall be collectively referred to herein as the "**Construction Drawings**", and (iv) the Atlantic Tenant Improvements and the Challenger Tenant Improvements shall be collectively referred to herein as the "**Tenant Improvements**".

SECTION 2

CONSTRUCTION AND COST OF TENANT IMPROVEMENTS

Landlord shall cause a contractor designated by Landlord (the "**Contractor**") to (i) obtain all applicable building permits for construction of the applicable Tenant Improvements (collectively, the "**Permits**"), and (ii) construct the applicable Tenant Improvements as depicted on the applicable Approved Working Drawings therefor, in compliance with such applicable Permits and all applicable laws in effect at the time of construction, and in good workmanlike manner. Except as otherwise provided in this Tenant Work Letter, Landlord shall pay for the cost of the design and construction of the Tenant Improvements. The cost of the design and construction of the Tenant Improvements shall include Landlord's construction supervision and management fee in an amount equal to the product of (i) five percent (5%) and (ii) the total cost of the design and construction of the Tenant Improvements. In the event Tenant requests any changes, change orders or modifications to the applicable Working Drawings and/or the Approved Working Drawings for the applicable Tenant Improvements (which Landlord approves pursuant to Section 1 above) which increase the cost to construct such applicable Tenant Improvements above the cost of the applicable tenant improvements as described in the applicable Final Space Plan therefor, then Tenant shall pay such increased cost to Landlord immediately upon Landlord's request therefor, and, in any event, prior to the date Landlord causes the Contractor to commence construction of the applicable changes, change orders or modifications. In no event shall Landlord be obligated to pay for any of Tenant's furniture,

computer systems, telephone systems, equipment or other personal property which may be depicted on the applicable Construction Drawings; such items shall be paid for by Tenant.

SECTION 3

SUBSTANTIAL COMPLETION OF THE EXPANSION SPACE/CHALLENGER BUILDING

3.1 Substantial Completion. For purposes of the Third Amendment and this Tenant Work Letter: "**Substantial Completion of the Expansion Space Tenant Improvements**" shall occur upon the completion of construction of the Expansion Space Tenant Improvements pursuant to the Challenger Approved Working Drawings which relate specifically to the Expansion Space Tenant Improvements, with the exception of (A) any punch list items (i.e., minor defects or conditions in the Expansion Space Tenant Improvements that do not materially and adversely interfere with Tenant's use and occupancy of the Expansion Space for the permitted use set forth in the Lease (which punchlist items shall be completed by Landlord as provided in Section 3.3 below), and (B) any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor in the Expansion Space; and (ii) "**Substantial Completion of the Challenger Building**" shall occur upon completion of construction of the entire Challenger Tenant Improvements pursuant to the Challenger Approved Working Drawings, with the exception of (1) any punch list items (i.e., minor defects or conditions in the Challenger Tenant Improvements that do not materially and adversely interfere with Tenant's use and occupancy of the Challenger Building for the permitted use set forth in the Lease (which punchlist items shall be completed by Landlord as provided in Section 3.3 below), (2) any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor in the Challenger Building and (3) the fire suppression system to be installed in the Challenger Building as part of the Challenger Tenant Improvements.

3.2 Delay of the Substantial Completion of the Challenger Tenant Improvements. If there shall be a delay or there are delays in the Substantial Completion of the Challenger Tenant Improvements as a direct, indirect, partial, or total result of any of the following (collectively, "**Tenant Delays**"):

3.2.1 Tenant's failure to timely approve the Challenger Working Drawings or any other matter requiring Tenant's approval;

3.2.2 a breach by Tenant of the terms of this Tenant Work Letter or the Lease, as amended by the Third Amendment;

3.2.3 Tenant's request for changes in any of the Challenger Construction Drawings;

3.2.4 Tenant's requirement for materials, components, finishes or improvements for the Challenger Tenant Improvements which are not available in a commercially reasonable time given the estimated date of Substantial Completion of the Challenger Tenant Improvements,

as set forth in the Third Amendment, or which are different from, or not included in, Landlord's standard improvement package items for the Challenger Building;

3.2.5 changes to the base, shell and core work, structural components or structural components or systems of the Challenger Building required by the Challenger Approved Working Drawings, but only to the extent that such changes result from changes to any of the Construction Drawings requested by Tenant;

3.2.6 Tenant's interference with the construction of the Challenger Tenant Improvements during Tenant's occupancy of the Existing Challenger Premises and/or the Expansion Space after the date upon which Tenant occupies same; or

3.2.7 any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease, as amended by the Third Amendment, and regardless of the actual date of Substantial Completion of the Challenger Tenant Improvements, the Expansion Space Commencement Date (as set forth in Section 4 of the Third Amendment) shall be deemed to be the date the Expansion Space Commencement Date would have occurred if no Tenant Delay or Delays, as set forth above, had occurred.

3.3 Punch-List. Within ten (10) days after the date of Substantial Completion of the Expansion Space Tenant Improvements and/or the Substantial Completion of the Challenger Tenant Improvements, as applicable, Landlord's and Tenant's respective representatives shall inspect the Expansion Space and/or the entire Challenger Building, as applicable, and identify the punch-list items of the Expansion Space Tenant Improvements and/or the Challenger Tenant Improvements, as applicable, described in Sections 3.1(i)(A) and 3.1(ii)(1) above, respectively, and jointly prepare a written list of such punch-list items. Landlord shall diligently complete all punch-list items set forth on such list as soon as reasonably possible thereafter. Landlord shall, however, be under no obligation to repair any damage caused by Tenant in connection with Tenant's move into the Expansion Space and/or the entire Challenger Building, as applicable, the exercise by Tenant of its rights under Section 4.1 below and/or otherwise caused by Tenant, all of which shall be repaired by Tenant at Tenant's cost.

SECTION 4

MISCELLANEOUS

4.1 Access to Expansion Space. Provided that Tenant and its agents do not interfere with Contractor's work in the Expansion Space, Contractor shall (i) notify Tenant at least ten (10) days prior to the expected date of Substantial Completion of the Expansion Space Tenant Improvements, and (ii) allow Tenant access immediately following such notification for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Expansion Space. Prior to Tenant's entry into the Expansion Space as permitted by the terms of this Section 4.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord

against any loss or damage to the Expansion Space, the Challenger Building and/or the Project and against injury to any persons caused by Tenant's actions pursuant to this Section 4.1.

4.2 Occupancy of Existing Premises and Expansion Space During Construction of Tenant Improvements. Tenant acknowledges that Contractor will be constructing the Tenant Improvements during Tenant's occupancy of the Existing Premises (and the Expansion Space after the date upon which Tenant occupies same) under the Lease, as hereby amended, and Tenant agrees that: (i) Tenant shall cooperate with Contractor and Contractor's schedule of construction of the Tenant Improvements during such occupancy so that Contractor may timely construct the Tenant Improvements without unreasonable interference from Tenant; (ii) Landlord shall be permitted to cause the Tenant Improvements to be constructed during normal business hours as reasonably necessary to complete the same in a timely manner, without any obligation to pay overtime or other premiums; (iii) Tenant shall accept any and all inconveniences associated with the construction of the Tenant Improvements which may occur during such occupancy, including without limitation, dust, noise, etc; and (iv) the construction of the Tenant Improvements shall not (A) constitute a constructive eviction of Tenant, (B) subject Landlord to any liability for injury to or interference with Tenant's business arising from such construction or (C) entitle Tenant to any abatement of rent or damages from Landlord for loss of the use of any part of the Existing Premises (and the Expansion Space after the date upon which Tenant occupies same) or Tenant's personal property or improvements therein or for any inconvenience or annoyance occasioned by the Tenant Improvements, except for any injury to persons in the Existing Premises (and the Expansion Space after the date upon which Tenant occupies same) or damage to property in the Existing Premises and the Expansion Space after the date upon which Tenant occupies same (but not loss of business or other consequential damages) to the extent caused by Landlord's negligence or willful misconduct and not insured or required to be insured by Tenant under the Lease, as hereby amended. Notwithstanding anything in the foregoing to the contrary, Landlord shall use commercially reasonable efforts to minimize unreasonable interference with Tenant's use and occupancy of the Existing Premises (and the Expansion Space after the date upon which Tenant occupies same) as a result of the construction of the Tenant Improvements.

SCHEDULE 1

ATLANTIC FINAL SPACE PLAN


INSITE VISION - TENANT IMPROVEMENTS
PROPOSED PLAN
MARINA VILLAGE
965 ATLANTIC AVENUE
ALAMEDA, CALIFORNIA
KEY PLAN
SEE ENLARGED FLOOR PLAN
LEGEND:
KEY NOTES:
SP-1

SCHEDULE 1

SCHEDULE 2

CHALLENGER FINAL SPACE PLAN



MARINA VILLAGE
2020 CHALLENGER DRIVE, 1ST. FLOOR
ALAMEDA, CALIFORNIA
INSITE VISION EXPANSION
PROPOSED PLAN
KEY PLAN
LEGEND:
SCOPE OF WORK:
KEY NOTES:
SP-1

SCHEDULE 2

IN WITNESS WHEREOF, Landlord and Tenant have executed this Sixth Amendment as of the day and year first above written.

LANDLORD:

BSREP MARINA VILLAGE OWNER LLC,
a Delaware limited liability company

By: ______________________
Name: Thomas Diamond
Title: Senior Vice President

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: ______________________
Name: Abhay Gandhi
Its: CEO + President

By: ______________________
Name: Lu Albert
Its: Vice President - Finance + Treasurer

APPROVED LEGAL

EXHIBIT A

DEPICTION OF REMAINING PREMISES



LEGACY

Investment Management

Property Management

Marketing Services

Asset Management

Acquisitions & Development

Disposition Services

Design Services

Construction Management

January 2, 2008

Ms. Sandra Heine
Insite Vision Inc.
965 Atlantic Avenue, Suite 100
Alameda, CA 94501

Re: 965 Atlantic Avenue, Suite 100
Alameda, California 94501 – Amendment No. 4

Dear Ms. Heine:

On Behalf of Legacy Partners, I am very pleased to enclose for your keeping one (1) fully-executed original of the Amendment No. 4 (the "Amendment") for the above-referenced address, (the "Premises").

We look forward to continuing to work with you! Please feel free to contact me at (510) 337-7406 with any questions or comments.

Very truly yours,

LEGACY PARTNERS COMMERCIAL, INC.

Stacy B. Ortiz
Stacy B. Ortiz
Assistant Property Manager

Enclosure

Legacy Partners • 1150 Marina Village Parkway, Suite 100
T.510.521.9555/F 510.523.1638
www.legacypartners.com

AMENDMENT NO. 4
TO
MARINA VILLAGE OFFICE TECH LEASE

THIS AMENDMENT NO. 4 TO MARINA VILLAGE OFFICE TECH LEASE (this "**Fourth Amendment**") is made and entered into as of April 1, 2007, by and between LEGACY PARTNERS I ALAMEDA, a Delaware limited liability company ("**Landlord**"), and INSITE VISION INCORPORATED, a Delaware corporation ("**Tenant**").

R E C I T A L S:

A. Alameda Real Estate Investments, a California limited partnership ("**Alameda**"), and Tenant entered into that certain Marina Village Industrial Gross Office Lease dated September 1, 1996 (the "**Original Lease**"), pursuant to which Alameda leased to Tenant and Tenant leased from Alameda (i) certain premises (the "**Atlantic Premises**") commonly known as Suite 100, containing approximately 18,869 rentable square feet of space within that certain building located at 965 Atlantic Avenue (the "**Atlantic Building**"), and (ii) certain premises (the "**Existing Challenger Premises**") commonly known as Suites 103 and 104, containing approximately 10,533 rentable square feet of space within that certain building located at 2020 Challenger Drive (the "**Challenger Building**"), all as more particularly described in the Original Lease. The Atlantic Premises and the Existing Challenger Premises are collectively referred to herein as the "**Existing Premises**". The Original Premises are part of a multi-building commercial project known as "Marina Village" and located on an approximately 200-acre site on the estuary side of the island of Alameda (the "**Project**").

B. Alameda and Tenant entered into that certain Amendment No. 1 to Marina Village Office Tech Lease dated as of July 20, 2001 (the "**First Amendment**"), pursuant to which the parties, among other things, modified Tenant's payment of Operating Expenses and Property Taxes.

C. Alameda and Tenant entered into that certain Amendment No. 2 to Marina Village Office Tech Lease dated as of August 1, 2003 (the "**Second Amendment**"), pursuant to which Tenant was provided with a rent credit.

D. Landlord succeeded to the interests of Alameda as landlord under the Lease.

E. Landlord and Tenant entered into that certain Amendment No. 3 to Marina Village Office Tech Lease dated as of November 21, 2006 (the "**Third Amendment**"), pursuant to which the Existing Premises were expanded to include approximately 9,721 rentable square feet of space commonly known as Suite 100 (the "**Expansion Space**") and comprising the balance of the rentable area of the Challenger Building. The Existing Premises and the Expansion Space are collectively referred to herein as the "**Premises**". The Original Lease, the First Amendment, the Second Amendment and the Third Amendment are collectively referred to herein as the "**Lease**".

F. Except as otherwise set forth herein, all capitalized terms used in this Fourth Amendment shall have the same meaning as given such terms in the Lease.

G. Landlord and Tenant desire to amend the Lease to confirm the Expansion Space Commencement Date, as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. <u>Confirmation of Dates</u>. The parties hereby confirm that (i) Substantial Completion of the Challenger Tenant Improvements has occurred, and (ii) the Expansion Space Term commenced as of April 1, 2007 (the "**Expansion Space Commencement Date**") for a term ending on December 31, 2013 (unless sooner terminated as provided in the Lease, as hereby amended, or extended pursuant to Section 10 of the Third Amendment).

2. <u>No Further Modification</u>. Except as set forth in this Fourth Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, this Fourth Amendment to Lease has been executed as of the day and year first above written.

LANDLORD:

LEGACY PARTNERS I ALAMEDA, LLC,
a Delaware limited liability company,
Owner

By: Legacy Partners Commercial, L.P.,
a California limited partnership,
as Property Manager and Agent for
Owner

By: Legacy Partners Commercial, Inc.,
its General Partner

By: [signature]
Name: Rick Wada
Its: Senior Vice President

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: [signature]
Name: S.Kumar Chandrasekaran
Title: CEO + Chairman

By: ______________________
Name: ______________________
Title: ______________________

AMENDMENT NO. 5
TO
MARINA VILLAGE OFFICE TECH LEASE

THIS AMENDMENT NO. 5 TO MARINA VILLAGE OFFICE TECH LEASE (this "**Fifth Amendment**") is made and entered into as of May 31, 2013 (the "**Effective Date**"), by and between LEGACY PARTNERS I ALAMEDA, a Delaware limited liability company ("**Landlord**"), and INSITE VISION INCORPORATED, a Delaware corporation ("**Tenant**").

R E C I T A L S :

A. Reference is hereby made to that certain Marina Village Industrial Gross Office Tech Lease dated as of September 1, 1996 (the "**Original Lease**") between Alameda Real Estate Investments, a California limited partnership ("**Alameda**") and Tenant, as amended by that certain: (i) Amendment No. 1 to Marina Village Office Tech Lease dated July 20, 2001 (the "**First Amendment**") between Alameda and Tenant; (ii) Amendment No. 2 to Marina Village Office Tech Lease dated August 1, 2003 (the "**Second Amendment**") between Alameda and Tenant; (iii) Amendment No. 3 to Marina Village Office Tech Lease dated November 21, 2006 (the "**Third Amendment**") between Landlord (successor-in-interest to Alameda) and Tenant; and (iv) Amendment No. 4 to Marina Village Office Tech Lease dated April 1, 2007 (the "**Fourth Amendment**") between Landlord and Tenant.

B. The Original Lease, as so amended, shall be referred to herein as the "**Lease**".

C. Pursuant to the Lease, Tenant is currently leasing from Landlord the following (collectively, the "**Existing Premises**"): (i) that certain premises commonly known as Suites 100, 103 and 104, containing approximately 20,254 rentable square feet of space (collectively, the "**Challenger Premises**") comprising the entire rentable area of that certain building addressed as 2020 Challenger Drive, Alameda, California (the "**Challenger Building**"); and (ii) that certain premises commonly known as Suite 100, containing approximately 18,869 rentable square feet of space (the "**Existing Atlantic Premises**") located in that certain building addressed as 965 Atlantic Avenue, Alameda, California (the "**Atlantic Building**"). The Challenger Building and the Atlantic Building are sometimes collectively referred to herein as the "**Building.**" The Existing Premises are part of a multi-building commercial project known as "Marina Village" and located on an approximately 200-acre site on the estuary side of the island of Alameda (the "**Project**").

D. Landlord and Tenant now desire to amend the Lease to (i) extend the Extended Term (as defined in the Third Amendment) for the Existing Premises, (ii) expand the Existing Premises to include the certain premises (the "**Atlantic Expansion Space**") containing approximately 5,042 rentable square feet of space within the Atlantic Building and comprising the balance of the rentable area of the Atlantic Building, as depicted on the floor plan attached hereto as **Exhibit A**, and (iii) modify various terms and provisions of the Lease, all as hereinafter provided.

E. All capitalized terms when used herein shall have the same meanings given such terms in the Lease unless expressly superseded by the terms of this Fifth Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Extension of Extended Term. The Extended Term for the Existing Premises, which is currently scheduled to expire on December 31, 2013, is hereby extended until December 31, 2020, unless sooner terminated as provided in the Lease, as amended by this Fifth Amendment. Notwithstanding the scheduled date for expiration of the Extended Term provided in the previous sentence, the period from June 1, 2013 (the "**Second Extended Term Commencement Date**") through and including December 31, 2020 (the "**Second Extended Term Expiration Date**") is sometimes referred to herein as the "**Second Extended Term**". All references to the term or the Extended Term in the Original Lease, as amended by this Fifth Amendment, shall mean the term of the Lease, as previously extended, or the Extended Term, in each case as further extended by this Fifth Amendment, including by the Option Term (as defined below), if Tenant properly and timely exercises its Extension Option (as defined below).

2. Existing Premises Base Rent.

2.1. Challenger Premises Base Rent. Notwithstanding anything in the Lease, as hereby amended, to the contrary, commencing on June 1, 2013 and ending on the Second Extended Term Expiration Date, the Base Rent payable by Tenant for the Challenger Premises shall be paid separate and apart from the Base Rent payable for the Existing Atlantic Premises and the Atlantic Expansion Space, and shall be as set forth in the following schedule:

Period of Second Extended Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate per Rentable Square Foot of the Challenger Premises
6/1/13-5/31/14	$230,895.60	$19,241.30	$0.95
6/1/14-5/31/15	$243,048.00	$20,254.00	$1.00
6/1/15-5/31/16	$255,200.40	$21,266.70	$1.05
6/1/16-5/31/17	$267,352.80	$22,279.40	$1.10
6/1/17-5/31/18	$279,505.20	$23,292.10	$1.15
6/1/18-5/31/19	$291,657.60	$24,304.80	$1.20
6/1/19-12/31/20	$303,810.00	$25,317.50	$1.25

2.2. Existing Atlantic Premises Base Rent. Notwithstanding anything in the Lease, as hereby amended, to the contrary, commencing on June 1, 2013 and ending on the Second Extended Term Expiration Date, the Base Rent payable by Tenant for the Existing Atlantic Premises shall be paid separate and apart from the Base Rent payable for the Atlantic Expansion Space and the Challenger Premises, and shall be as set forth in the following schedule:

Period of Second Extended Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate per Rentable Square Foot of the Existing Atlantic Premises
6/1/13-5/31/14	$344,170.56	$28,680.88	$1.52
6/1/14-5/31/15	$355,491.96	$29,624.33	$1.57
6/1/15-5/31/16	$366,813.36	$30,567.78	$1.62
6/1/16-5/31/17	$378,134.76	$31,511.23	$1.67
6/1/17-5/31/18	$389,456.16	$32,454.68	$1.72
6/1/18-5/31/19	$400,777.56	$33,398.13	$1.77
6/1/19-12/31/20	$412,098.96	$34,341.58	$1.82

3. Addition of Atlantic Expansion Space. Commencing upon the Atlantic Expansion Space Commencement Date (as defined in Section 4 below), the Existing Premises shall be expanded to include the Atlantic Expansion Space, thereby increasing the size of the Existing Premises to 44,165 rentable square feet (i.e., 18,869 rentable square feet in the Existing Atlantic Premises + 5,042 rentable square feet in the Atlantic Expansion Space + 20,254 rentable square feet in the Challenger Premises). The Atlantic Expansion Space shall be leased on the same terms and conditions set forth in the Lease, subject to the modifications set forth in this Fifth Amendment. Effective from and after the Atlantic Expansion Space Commencement Date, (i) the "**Premises**" shall mean the Existing Premises and the Atlantic Expansion Space, and (ii) the "**Atlantic Premises**" shall mean the Existing Atlantic Premises and the Atlantic Expansion Space.

4. Atlantic Expansion Space Commencement Date. For purposes of this Fifth Amendment, the term "**Atlantic Expansion Space Commencement Date**" shall mean the earlier of: (i) the date Tenant commences business operations in the Atlantic Expansion Space (meaning that Tenant is actually operating its business from the Atlantic Expansion Space, rather than preparing the Atlantic Expansion Space for its business and occupancy, even if such preparation involves having some of Tenant's personnel in the Atlantic Expansion Space); and (ii) January 1, 2015. The term for the Atlantic Expansion Space (the "**Atlantic Expansion Space Term**") shall commence on the Atlantic Expansion Space Commencement Date and expire coterminously with the Second Extended Term with respect to the Existing Premises on the Second Extended Term Expiration Date (i.e., December 31, 2020). The date that the Atlantic Expansion Space Commencement Date actually occurs shall be confirmed by the parties in writing in an Amendment No. 6 to Marina Village Office Tech Lease ("**Amendment No. 6**"), which Amendment No. 6 shall be in substantially the form of **Exhibit C** attached hereto. Amendment No. 6 shall be delivered by Landlord to Tenant after the Atlantic Expansion Space Commencement Date occurs, and Tenant shall execute and return such Amendment No. 6 to Landlord within five (5) business days after Tenant's receipt thereof; provided, however, that if Amendment No. 6 is not factually correct, then Tenant shall make such changes as are necessary to make Amendment No. 6 factually correct and shall thereafter execute and return such corrected Amendment No. 6 to Landlord within such five (5) business day period and thereafter the dates set forth on such corrected Amendment No. 6 shall be conclusive and binding upon

Tenant and Landlord, unless Landlord, within five (5) business days following receipt of Tenant's changes, sends a notice to Tenant rejecting Tenant's changes, whereupon this procedure shall be repeated until the parties mutually agree upon the contents of Amendment No. 6. Failure of Tenant to execute and deliver to Landlord within such 5-business day period Amendment No. 6 submitted by Landlord or failure of Landlord to reject Tenant's changes thereto within such 5-business day period, as applicable, shall constitute an acknowledgment by Tenant or Landlord (as applicable) that the statements included in Amendment No. 6 so submitted by Landlord or Tenant (as applicable) are true and correct, without exception, and binding upon Landlord and Tenant.

5. Atlantic Expansion Space Base Rent. During the Atlantic Expansion Space Term, the Base Rent payable by Tenant for the Atlantic Expansion Space shall be calculated separate and apart from the Base Rent payable for the Existing Premises (i.e., the Existing Atlantic Premises and the Challenger Premises), and shall be as set forth in the following schedule:

Period of Atlantic Expansion Space Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate per Rentable Square Foot of the Atlantic Expansion Space
*Atlantic Expansion Space Commencement Date – 5/31/14	$91,966.08	$7,663.84	$1.52
**6/1/14-5/31/15	$94,991.28	$7,915.94	$1.57
6/1/15-5/31/16	$98,016.48	$8,168.04	$1.62
6/1/16-5/31/17	$101,041.68	$8,420.14	$1.67
6/1/17-5/31/18	$104,066.88	$8,672.24	$1.72
6/1/18-5/31/19	$107,092.08	$8,924.34	$1.77
6/1/19-12/31/20	$110,117.28	$9,176.44	$1.82

*Not applicable if the Atlantic Expansion Space Commencement Date occurs after May 31, 2014.

**If the Atlantic Expansion Space Commencement Date occurs after June 1, 2014, payment of Base Rent at the applicable rental rate shown in the chart above shall commence on the actual Atlantic Expansion Space Commencement Date.

6. Tenant's Percentage Share. Due to the revised number of rentable square feet contained within the Premises (i.e., the Existing Premises and the Atlantic Expansion Space) as compared to the Existing Premises, from and after the Atlantic Expansion Space Commencement Date, the "Tenant's Percentage Share" Section of the Basic Lease Information attached to the Original Lease (last amended by Section 7 of the Third Amendment) shall be deleted in its entirety and replaced with the following:

"**Tenant's Percentage Share:** Atlantic Premises – 23,911 rsf/23,911 rsf = 100%

Challenger Premises – 20,254 rsf/20,254 = 100%"

7. Condition of Premises; Landlord's Work; Refurbishment Allowance.

7.1. Condition of Premises. Except as provided in Sections 7.2 and 7.3 below, and without limiting Landlord's obligations under Paragraphs 7 and 8 of the Original Lease, as amended by this Fifth Amendment, (i) Landlord shall not be obligated to provide or pay for (or contribute any improvement or refurbishment allowance for) any improvements, work or services related to the improvement, remodeling or refurbishment of the Existing Premises and/or the Atlantic Expansion Space, and (ii) Tenant shall accept (A) the Existing Premises in its "AS IS" condition as of the Effective Date, and (B) the Atlantic Expansion Space in its "AS IS" condition as of the Effective Date and the Atlantic Expansion Space Commencement Date, except that Landlord shall ensure that the Atlantic Expansion Space is in broom-clean condition on the date Landlord delivers the Atlantic Expansion Space to Tenant. Notwithstanding the foregoing to the contrary, if (1) as of the Atlantic Expansion Space Commencement Date, the base, shell and core systems and equipment of the Atlantic Building which serve the Atlantic Expansion Space are not in good order, condition and repair, and (2) Tenant becomes aware thereof and delivers to Landlord written notice (the "**Non-Compliance Notice**") of such base, shell and core systems and equipment not being in such condition described hereinabove on or before the date which is ninety (90) days after the Atlantic Expansion Space Commencement Date (the "**Non-Compliance Outside Date**"), then Tenant's sole remedy shall be that Landlord shall, at Landlord's sole cost and expense (which shall not be included in Operating Expenses), do that which is necessary to bring such base, shell and core systems and equipment of the Atlantic Building which serve the Atlantic Expansion Space in good order, condition and repair within a reasonable period of time after Landlord's receipt of the Non-Compliance Notice. If Tenant fails to deliver the Non-Compliance Notice to Landlord on or prior to the Non-Compliance Outside Date, Landlord shall have no obligation to perform the work described hereinabove (but such release of such obligation shall not relieve Landlord of its other repair obligations under the Lease, as hereby amended, including, without limitation, Paragraph 8(b) of the Original Lease, as added by Section 9.4(a) below).

7.2. Landlord's Work. In a good workmanlike manner and in accordance with all applicable laws, Landlord shall, at Landlord's sole cost and expense, perform the following work using Building standard materials (collectively, "**Landlord's Work**"): (i) with respect to the Atlantic Building, (A) modify the existing handicap access ramp on the exterior of the Atlantic Building as and to the extent necessary to correct any existing non-compliance of the ramp with applicable laws in effect as of the date of execution and delivery of this Fifth Amendment, (B) seal the cracks on the façade of the Atlantic Building at the entrance thereof to the extent existing as of the date of execution and delivery of this Fifth Amendment, (C) install a seismic actuated gas shutoff valve at the gas mains into the Atlantic Building, and (D) add a flexible pipe section to the fire sprinkler line outside the Atlantic Building for seismic concerns, similar to the sections added to other buildings in the Project including the Challenger Building; and (ii) with respect to the Challenger Building, install a seismic actuated gas shutoff valve at the gas mains into the Challenger Building. Tenant acknowledges that Landlord will be performing Landlord's Work during Tenant's occupancy of the Existing Premises under the Lease, as hereby

amended (and may be performing Landlord's Work during Tenant's occupancy of the Atlantic Expansion Space), and Tenant agrees that: (1) Tenant shall reasonably cooperate with Landlord and Landlord's schedule of performance of Landlord's Work during such occupancy so that Landlord may timely perform Landlord's Work without unreasonable interference from Tenant (and in connection therewith, Landlord may cause Landlord's Work to be performed during normal business hours as reasonably necessary to complete the same in a timely manner, without any obligation to pay overtime or other premiums); and (2) Tenant shall accept all reasonable inconveniences associated with the performance of Landlord's Work and agrees that the performance of Landlord's Work shall not constitute a constructive eviction of Tenant, nor entitle Tenant to any Rent abatement compensation (except as otherwise provided in Paragraph 7(d) of the Original Lease, as added by Section 9.3 below) or other damages from Landlord, nor subject Landlord to any liability, except for any injury to persons or damage to property (but not loss of business or other consequential damages) to the extent caused by Landlord's negligence or willful misconduct and not insured or required to be insured by Tenant under the Lease, as hereby amended; provided, however, Landlord agrees to use commercially reasonable efforts to minimize unreasonable interference with Tenant's use of and access to the Existing Premises (and following the Atlantic Expansion Space Commencement Date, the Atlantic Expansion Space, as the case may be) as a result of such Landlord's Work.

7.3. Refurbishment Allowance.

(a) Refurbishment Allowance. Notwithstanding Section 7.1 above to the contrary, provided Tenant is not then in default under the Lease, as hereby amended, after expiration of all applicable notice and cure periods, Tenant shall be entitled to receive from Landlord a Refurbishment Allowance (as defined below) to help Tenant pay for the out-of-pocket costs actually incurred by Tenant during the applicable Refurbishment Allowance Availability Period (as defined below) for the design, permitting and construction of alterations to and refurbishment of the improvements in the Existing Premises and/or the Atlantic Expansion Space, which are made by or on behalf of Tenant during the applicable Refurbishment Allowance Availability Period and are permanently affixed to the Existing Premises and/or the Atlantic Expansion Space, including, without limitation, those certain alterations described in the "Scope of Work" attached hereto as **Exhibit D** (collectively, the "**Refurbishment Work**"). As used herein, the "**Refurbishment Allowance**" shall mean an amount up to, but not exceeding, (i) $1,104,125.00 (i.e., $25.00 per rentable square foot of the entire Existing Premises and the Atlantic Expansion Space) during the period from February 1, 2013 through and including May 31, 2014, and (ii) $220,825.00 (i.e., $5.00 per rentable square foot of the entire Existing Premises and the Atlantic Expansion Space) during the period from February 1, 2013 through and including November 30, 2015 (each period set forth in clauses (i) and (ii) hereinabove shall be referred to as a "**Refurbishment Allowance Availability Period**"). The construction and installation of the Refurbishment Work by Tenant shall be made in accordance with the terms of Paragraph 8(c) of the Original Lease (as amended by Paragraph 5 of the Addendum attached to the Original Lease), except that:

(i) all Refurbishment Work shall be subject to the mutual approval of the parties, including the mutual approval of all space plans, working

drawings and specifications therefor (collectively, the "**Refurbishment Plans**") prepared by architects and engineers selected by Tenant (and reasonably approved by Landlord), at Tenant's cost (which cost may be paid out of the Refurbishment Allowance);

(ii) Landlord has established specifications (the "**Specifications**") for the Building standard components to be used in the construction of the Refurbishment Work (a copy of which Specifications are attached hereto as **Exhibit B**), and unless otherwise agreed to by Landlord, the Refurbishment Work shall comply with the Specifications;

(iii) the Refurbishment Work shall be performed by a general contractor selected by Tenant (the "**Contractor**") pursuant to the following procedures: (A) Tenant will put the Refurbishment Plans out for competitive bid to at least three (3) licensed, bonded and insured general contractors designated by Tenant and approved by Landlord (one of which general contractors shall be Legacy Partners CDS, Inc., an affiliate of Landlord); (B) Tenant shall provide Landlord with copies of all of such bids of the bidding general contractors (which shall contain all major trade subcontractors' bids incorporated therein), and a reconciliation shall be performed by Tenant to adjust inconsistent or incorrect assumptions so that a like-kind comparison can be made and the low bidder for the general contractor determined; and (C) Tenant shall select the Contractor from such bidding general contractors taking into account the following factors: (1) the bidding general contractor which provides the lowest bid; (2) the bidding general contractor's experience and reputation in constructing systems and improvements for laboratory and office space; and (3) the quality of the proposed improvements and systems in such bidding general contractors' bid; provided, however, if Tenant selects as the Contractor a bidding general contractor which is other than the bidding general contractor providing the lowest bid, then Landlord shall have the right to approve such Contractor, provided Landlord's approval shall not be unreasonably withheld or delayed; and

(iv) Tenant shall not be required to remove any Refurbishment Work described in the "Scope of Work" attached hereto as **Exhibit D** upon the expiration or earlier termination of the Lease, as hereby amended.

(b) Disbursement of Refurbishment Allowance. Landlord shall disburse the Refurbishment Allowance to help Tenant pay for the costs of the design, construction, acquisition and installation of the Refurbishment Work actually incurred by Tenant (collectively, the "**Refurbishment Costs**") during the applicable Refurbishment Allowance Availability Period, which Refurbishment Costs shall include a construction supervision and management fee payable to Landlord in an amount equal to three and one-half percent (3.5%) of the total Refurbishment Costs (the "**CM Fee**"); provided, however, no CM Fee shall be charged by Landlord as part of the Refurbishment Costs or otherwise if Legacy Partners CDS, Inc. is retained as the Contractor. Disbursements from the Refurbishment Allowance shall be made pursuant to this Section 7.3(b) on a progress payment basis as the Refurbishment Costs are incurred for the Refurbishment

Work (in all events prior to the expiration of the applicable Refurbishment Allowance Availability Period, subject to the limitations set forth hereinbelow), and after Landlord has received all of the following (collectively, the "**Refurbishment Work Draw Documents**"): (i) a request for payment of Tenant's Contractor, in a commercially reasonable form, describing the portion of the Refurbishment Work which is the subject of such request for payment, and setting forth the amount of the Refurbishment Costs incurred in connection with the portion of the Refurbishment Work which is the subject of such request for payment; (ii) invoices which are, to Tenant's knowledge, factually correct from all of Tenant's Agents (as defined below) for labor and materials rendered in connection with such portion of the Refurbishment Work and included for payment in the applicable request for payment; and (iii) conditional executed mechanics' lien waivers and releases from the Contractor and all subcontractors and other persons or entities performing such portion of the Refurbishment Work (collectively, "**Tenant's Agents**") which shall comply with the appropriate provisions of California Civil Code Section 8132 through 8138. Within thirty (30) days after Landlord's receipt of the Refurbishment Work Draw Documents, Landlord shall deliver a check to Tenant made jointly payable to the Contractor and Tenant in payment of the lesser of (A) the amounts so requested by Tenant in the applicable Refurbishment Work Draw Documents, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "**Final Retention**"), and (B) the balance of any remaining available portion of the Refurbishment Allowance (not including the Final Retention). If the CM Fee is applicable, then Landlord shall deduct the CM Fee from the Final Retention. Subject to the provisions of this Section 7.3(b), a check for the Final Retention (less the CM Fee, if applicable) payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant following the completion of all of the Refurbishment Work, as evidenced by Tenant's delivery to Landlord of properly executed mechanics lien releases in compliance with both California Civil Code Section 8134 and either Section 8136 or Section 8138. In no event shall Landlord be obligated to make disbursements pursuant to this Section 7.3: (1) more often than once per month; (2) in a total amount which exceeds the Refurbishment Allowance; (3) before the commencement of the applicable Refurbishment Allowance Availability Period; (4) with respect to any Refurbishment Work Draw Documents delivered before or after the applicable Refurbishment Allowance Availability Period; and (5) notwithstanding anything to the contrary in this Section 7.3, if as of (x) May 31, 2014 (i.e., the expiration of the Refurbishment Allowance Availability Period pertaining to the portion of the Refurbishment Allowance totaling $1,104,125.00), all or any portion of such $1,104,125.00 amount is unused, such unused portion shall revert to Landlord and Tenant shall not be entitled to receive such unused portion of the Refurbishment Allowance), and (y) November 30, 2015 (i.e., the expiration of the Refurbishment Allowance Availability Period pertaining to the portion of the Refurbishment Allowance totaling $220,825.00), all or any portion of such $220,825.00 amount is unused, such unused portion shall revert to Landlord and Tenant shall not be entitled to receive such unused portion of the Refurbishment Allowance). In addition, Tenant shall not be entitled to receive in cash or as a credit against any rental or otherwise, any portion of the Refurbishment Allowance not used to pay for the Refurbishment Costs.

8. Option to Extend Second Extended Term. Section 10 of the Third Amendment is hereby deleted in its entirety and in lieu thereof, Landlord hereby grants to Tenant one (1) option (the "**Extension Option**") to extend the term of the Lease (as hereby amended) for all, but not less than all, of the entire Premises (i.e., the Existing Premises and the Atlantic Expansion Space) (the "**Renewal Premises**") for a period of five (5) years ("**Option Term**") immediately following the expiration of the Second Extended Term and the Atlantic Expansion Space Term (i.e., the Option Term shall be for the period commencing on January 1, 2021 and ending on December 31, 2025), which Extension Option shall be exercisable only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below.

8.1. Option Rent. The annual Base Rent payable by Tenant during the Option Term (the "**Option Rent**"): (i) with respect to the Challenger Premises shall be equal to the greater of (A) the Challenger Floor Base Rent (as defined hereinbelow), and (B) the Challenger Fair Market Rental Rate (as defined hereinbelow); and (ii) with respect to the Atlantic Premises shall be equal to the greater of (A) the Atlantic Floor Base Rent (as defined hereinbelow), and (B) the Atlantic Fair Market Rental Rate (as defined hereinbelow). As used herein, (1) the "**Challenger Floor Base Rent**" shall mean an amount equal to the product of (x) $1.25, multiplied by (y) twelve (12), multiplied by (z) the number of rentable square feet in the Challenger Premises, which Challenger Floor Base Rent will be increased as of the first (1st) anniversary of the commencement date of the Option Term and each annual anniversary thereafter during the Option Term by three percent (3%) on a cumulative and compounded basis, and (2) the "**Atlantic Floor Base Rent**" shall mean an amount equal to the product of (x) $1.82, multiplied by (y) twelve (12), multiplied by (z) the number of rentable square feet in the Atlantic Premises, which Atlantic Floor Base Rent will be increased as of the first (1st) anniversary of the commencement date of the Option Term and each annual anniversary thereafter during the Option Term by three percent (3%) on a cumulative and compounded basis. As used herein, the "**Challenger Fair Market Rental Rate**" shall mean the annual base rent at which non-equity tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Challenger Premises for a comparable term, which comparable space is located in the other existing buildings in the Project which are office buildings, and in other single story office buildings in the Alameda Office Market that are of age and quality comparable to the Building (collectively, "**Comparable Buildings**"), taking into consideration all free rent and other out-of-pocket concessions generally being granted at such time for such comparable space for the Option Term (including, without limitation, any tenant improvement allowance provided for such comparable space, with the amount of such tenant improvement allowance to be provided for the Challenger Premises during the Option Term to be determined after taking into account the age, quality and layout of the tenant improvements in the Challenger Premises as of the commencement of the Option Term); provided, however, if Tenant does not deliver the Tangible Net Worth Documentation to Landlord with Tenant's Interest Notice (as those terms are defined below), or if Landlord is not satisfied with Tenant's Tangible Net Worth evidenced by the Tangible Net Worth Documentation delivered to Landlord, then the Challenger Fair Market Rental Rate shall mean the annual base rent at which non-equity tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Challenger Premises on an "as-is" basis for a comparable term, which comparable space is located in the Comparable Buildings (specifically excluding any free rent, tenant improvements, tenant improvement allowance or other rental concessions provided for such comparable space), and Landlord shall not be required to provide

any free rent, tenant improvements, tenant improvement allowance or other rental concessions for the Option Term. As used herein, the "**Atlantic Fair Market Rental Rate**" shall mean the annual base rent at which non-equity tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Atlantic Premises for a comparable term, which comparable space is located in the Comparable Buildings, taking into consideration all free rent and other out-of-pocket concessions generally being granted at such time for such comparable space for the Option Term (including, without limitation, any tenant improvement allowance provided for such comparable space, with the amount of such tenant improvement allowance to be provided for the Atlantic Premises during the Option Term to be determined after taking into account the age, quality and layout of the tenant improvements in the Atlantic Premises as of the commencement of the Option Term); provided, however, if Tenant does not deliver the Tangible Net Worth Documentation to Landlord with Tenant's Interest Notice, or if Landlord is not satisfied with Tenant's Tangible Net Worth evidenced by the Tangible Net Worth Documentation delivered to Landlord, then the Atlantic Fair Market Rental Rate shall mean the annual base rent at which non-equity tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Atlantic Premises on an "as-is" basis for a comparable term, which comparable space is located in the Comparable Buildings (specifically excluding any free rent, tenant improvements, tenant improvement allowance or other rental concessions provided for such comparable space), and Landlord shall not be required to provide any free rent, tenant improvements, tenant improvement allowance or other rental concessions for the Option Term. All other terms and conditions of the Lease, as hereby amended, shall apply throughout the Option Term; however, Tenant shall have no extension or renewal option beyond the Extension Option described in this Section 8.

8.2. Exercise of Option. The Extension Option shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice ("**Interest Notice**") to Landlord not before October 1, 2019 and not later than December 31, 2019 stating that Tenant may be interested in exercising the Extension Option, and together with the Interest Notice, Tenant may deliver evidence (collectively, the "**Tangible Net Worth Documentation**") to Landlord of Tenant's then-current tangible net worth and net income, in the aggregate, computed in accordance with generally accepted accounting principles, but excluding goodwill as an asset (collectively, "**Tangible Net Worth**"); (ii) Landlord, after receipt of Tenant's Interest Notice, shall deliver written notice (the "**Option Rent Notice**") to Tenant on or prior to January 31, 2020 setting forth Landlord's determination of the Option Rent; and (iii) subject to Tenant's right to object to the Challenger Fair Market Rental Rate and the Atlantic Fair Market Rental Rate as set forth in the next sentence, if Tenant wishes to exercise the Extension Option, Tenant shall, on or before March 31, 2020 (the "**Exercise Date**"), exercise the Extension Option by delivering written notice ("**Exercise Notice**") thereof to Landlord. If Landlord determines in Landlord's Option Rent Notice that the Option Rent for the Challenger Premises for the Option Term shall equal the Challenger Fair Market Rental Rate pursuant to Section 8.1(i)(B) above, and/or that the Option Rent for the Atlantic Premises for the Option Term shall equal the Atlantic Fair Market Rental Rate pursuant to Section 8.1(ii)(B) above, then concurrently with Tenant's delivery of the Exercise Notice, Tenant may object, in writing, to Landlord's determination of the Challenger Fair Market Rental Rate and/or the Atlantic Fair Market Rental Rate, as the case may be, for the Option Term set forth in the Option Rent Notice, in which event such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, shall be determined

pursuant to Section 8.3 below. Tenant's failure to deliver the Interest Notice or Exercise Notice on or before the applicable delivery dates therefor specified hereinabove shall be deemed to constitute Tenant's waiver of the Extension Option. If Tenant timely delivers the Exercise Notice and does not affirmatively state therein that Tenant accepts Landlord's determination of the Challenger Fair Market Rental Rate and/or the Atlantic Fair Market Rental Rate, as the case may be, set forth in the Option Rent Notice, then Tenant shall be deemed to have objected to Landlord's determination of such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, in which event such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, shall be determined pursuant to Section 8.3 below. If Landlord determines in Landlord's Option Rent Notice that the Option Rent for the Challenger Premises shall equal the Challenger Floor Base Rent pursuant to Section 8.1(i)(A) above and/or that the Option Rent for the Atlantic Premises shall equal the Atlantic Floor Base Rent pursuant to Section 8.1(ii)(A) above, as the case may be, such determination shall be final and conclusive, and the following provisions of Section 8.3 shall not apply with respect to such applicable determination.

8.3. Determination of Option Rent. If Landlord determines in Landlord's Option Rent Notice that the Option Rent for the Challenger Premises for the Option Term shall equal the Challenger Fair Market Rental Rate pursuant to Section 8.1(i)(B) above and/or that the Option Rent for the Atlantic Premises for the Option Term shall equal the Atlantic Fair Market Rental Rate pursuant to Section 8.1(ii)(B) above, as the case may be, and Tenant timely and appropriately objects in writing pursuant to Section 8.2 above with respect to such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, for the Option Term, then Landlord and Tenant shall attempt to agree upon such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, using their good-faith efforts. If Landlord and Tenant fail to reach agreement by the date (the "**Outside Agreement Date**") which is twenty (20) days following Tenant's delivery of the Exercise Notice, then Tenant shall have the right, within two (2) business days after the Outside Agreement Date, to rescind the Exercise Notice for the Option Term by delivering written notice of such rescission (the "**Rescission Notice**") to Landlord. If Tenant timely and properly delivers to Landlord the Rescission Notice for the Option Term pursuant to the foregoing, then (i) Tenant shall be deemed to have rescinded the Exercise Notice for the Option Term, (ii) the Extension Option shall be null and void as of the date Tenant delivered such Rescission Notice to Landlord, and (iii) Landlord and Tenant shall have no further liability to the other under this Section 8. Tenant's failure to timely deliver the Rescission Notice shall be deemed to be Tenant's election to proceed with the exercise of Tenant's Extension Option for the Option Term and to have the Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, determined pursuant to the following provisions of this Section 8.3. If Tenant does not timely deliver the Rescission Notice, then each party shall submit to the other party a separate written determination of such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, within ten (10) business days after the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with the provisions of Sections 8.3(a) through (h) below. The failure of Tenant or Landlord to submit a written determination of such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, within such ten (10) business day period shall conclusively be deemed to be such party's approval of such Challenger Fair Market Rental Rate and/or Atlantic Fair

Market Rental Rate, as the case may be, submitted within such ten (10) business day period by the other party.

(a) Landlord and Tenant shall each appoint one (1) arbitrator who shall by profession be a real estate leasing broker who shall have (i) been active over the ten (10) year period ending on the date of such appointment in the leasing of the Comparable Buildings, (ii) no financial interest in Landlord or Tenant, and (iii) not represented or employed or engaged the appointing party during such 10-year period. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, is the closer to the actual Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, as determined by the arbitrators, taking into account the requirements with respect thereto set forth in Section 8.1 above. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date.

(b) The two (2) arbitrators so appointed shall, within fifteen (15) days after the date of the appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

(c) The three (3) arbitrators shall, within thirty (30) days after the date of appointment of the third arbitrator, reach a decision as to which of Landlord's or Tenant's submitted Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, is closer to the actual Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, and shall select such closer determination as the Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, respectively, and notify Landlord and Tenant thereof.

(d) The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

(e) If either Landlord or Tenant fails to appoint an arbitrator within the time period specified in Section 8.3(a) above, the arbitrator appointed by one of them shall reach the decision set forth in Section 8.3(c) above, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

(f) If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, a third arbitrator shall be appointed by the Superior Court in and for the county of Alameda, California.

(g) Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of it, and each shall pay one-half of the fees and expenses of the third arbitrator, if any.

(h) In no event shall the applicable Option Rent selected by the arbitrator(s) pursuant to this Section 8.3 be less than the Challenger Floor Base Rent with respect to the Challenger Premises or the Atlantic Floor Base Rent with respect to the Atlantic Premises, as the case may be.

8.4. Default; Rights Personal. Notwithstanding the foregoing, at Landlord's option, in addition to any other remedies available to Landlord under the Lease (as hereby amended), at law or in equity, the Extension Option shall not be deemed properly exercised if as of the date of delivery of the Exercise Notice by Tenant Tenant is in monetary or material non-monetary default under the Lease (as hereby amended) beyond all applicable notice and cure periods. Tenant's Extension Option is personal to the original Tenant executing this Fifth Amendment (the "**Original Tenant**") and any entity or person to which the Original Tenant's entire interest in the Lease, as hereby amended, has been assigned pursuant to Section 12(j) of the Original Lease (each, an "**Affiliate**") and may not be assigned or exercised, voluntarily or involuntarily, by or to, any person or entity other than the Original Tenant or such Affiliate assignee, as the case may be, and shall only be available to and exercisable by the Original Tenant or such Affiliate assignee, as the case may be, when the Original Tenant or such Affiliate assignee, as the case may be, is in actual and physical possession of the entire Renewal Premises.

9. Single-Tenant Building Modifications. As of (i) the Effective Date, Tenant leases the entire rentable square footage of the Challenger Building and is the sole tenant of the Challenger Building, and (ii) the Atlantic Expansion Space Commencement Date, Tenant shall lease the entire rentable square footage of the Atlantic Building and shall be the sole tenant in the Atlantic Building. Accordingly, the following modifications shall be made to the Lease (A) with respect to the Challenger Premises, effective from and after the Effective Date, and (B) with respect to the Atlantic Premises, effective from and after the Atlantic Expansion Space Commencement Date, and in connection therewith, during the period (1) from the Effective Date through and including the day before the Atlantic Expansion Space Commencement Date, all references in Sections 9.1 through 9.6 below to the "Premises" shall mean the Challenger Premises, only, and the "Building" shall mean the Challenger Building, only, and (2) from and after the Atlantic Expansion Space Commencement Date, all references in Sections 9.1 through 9.6 below to the "Premises" shall mean both the Challenger Premises and the Atlantic Premises, and the "Building" shall mean both the Challenger Building and the Atlantic Building (provided, however, paragraph Section 8(e) of the Original Lease [as added by Section 9.4(b) below] shall apply with respect to both the Challenger Building and the Atlantic Building from and after the Effective Date):

9.1. Gross-Up Provision. The fourth (4th) sentence of Paragraph 4(a) of the Original Lease (as replaced by Section 2 of the First Amendment), which provides for an adjustment of Operating Expenses to assume 95% occupancy of the Building, shall be deleted.

9.2. Janitorial Service. Landlord shall not be obligated to provide any janitorial services to the Premises or replace any light bulbs, lamps, starters and ballasts for lighting fixtures within the Premises. Tenant shall be solely responsible, at Tenant's sole cost and expense, for (i) performing all janitorial services, trash removal and other cleaning of the Premises, and (ii) replacement of all light bulbs, lamps, starters and ballasts for lighting fixtures within the Premises, all as appropriate to maintain the Premises in a manner consistent with the age and quality of the Building and Project. Such services to be provided by Tenant shall be performed by contractors and pursuant to service contracts reasonably approved by Landlord. Landlord shall have the right to inspect the Premises upon reasonable notice to Tenant to confirm compliance with the terms of the Lease, as hereby amended.

9.3. Services. Paragraph 7 of the Original Lease (as amended by Paragraph 4 of the Addendum attached to the Original Lease) shall be deleted in its entirety and replaced with the following:

"7. **Services.**

a. Tenant's Responsibility. Tenant shall be solely responsible, at its sole cost and expense, for the furnishing of all services and utilities to the Premises, including, but not limited to HVAC, electricity, water, telephone, telecommunications, cleaning, pest control, trash removal and security services (as well as maintenance and repairs of the Premises in accordance with the provisions of Paragraph 8(a) below and providing the janitorial and other services to the Premises as provided in Section 9.2 of that certain Amendment No. 5 to Marina Village Office Lease dated May 31, 2013 between Landlord and Tenant [the "**Fifth Amendment**"]). In connection with the foregoing, Tenant hereby agrees that (i) Landlord shall have absolutely no obligation to provide any such or other services or utilities to the Premises, it being agreed that this Lease is in the nature of a "single-tenant building" lease (although Landlord shall maintain and keep in service the existing utility connections located outside the Building and connected to the exterior of the Building as necessary for distribution of such utilities to the Premises by Tenant), (ii) Tenant shall contract directly with the applicable utility providers to provide all such utilities to the Premises, which utilities shall be separately metered, at Tenant's cost, and (iii) Tenant shall pay for the cost of such utilities consumed at the Premises (and for all services provided to the Premises) directly to the applicable provider thereof. All such services and utilities for the Premises shall be provided in such a manner so as to maintain the Premises and the Building in a condition consistent with the age and quality of the Building and the Comparable Buildings, and if Tenant fails to do so, and such failure shall continue for fifteen (15) days after written notice from Landlord (which notice and cure period shall not be required in the event of an emergency), Landlord shall have the right to provide such services and/or such utilities and any charges or costs reasonably incurred by Landlord in connection therewith shall be deemed additional rent due and payable by Tenant within ten (10) days after receipt by Tenant of a written statement thereof from Landlord.

b. Overstandard Tenant Use. If Tenant shall use, or desire to use, electricity, water, HVAC or any other utilities for the Premises in quantities that exceed the capacity of the equipment supplying the same to the Building, then, subject to applicable law, and subject to Landlord's approval, which shall not be unreasonably withheld, conditioned or delayed, Tenant shall, at Tenant's sole cost and expense, install such supplemental equipment as may be reasonably required to provide such excess capacity.

c. Interruption of Use. Subject to Section 7(d) below, Tenant agrees that Landlord shall not be liable for damages, by abatement of rent or otherwise, for failure to furnish or delay in furnishing any utilities or services (including telephone and telecommunication services), or for any diminution in the quality or

AMENDMENT NO. 6
TO
MARINA VILLAGE OFFICE TECH LEASE

This AMENDMENT NO. 6 TO MARINA VILLAGE OFFICE TECH LEASE (this "**Sixth Amendment**") is made and entered into effective as of October 30, 2017 (the "**Effective Date**"), by and between BSREP MARINA VILLAGE OWNER LLC, a Delaware limited liability company ("**Landlord**"), and INSITE VISION INCORPORATED, a Delaware corporation ("**Tenant**").

RECITALS:

A. Reference is hereby made to that certain Marina Village Industrial Gross Office Tech Lease dated as of September 1, 1996 (the "**Original Lease**") between Alameda Real Estate Investments, a California limited partnership ("**Alameda**") and Tenant, as amended by that certain: (i) Amendment No. 1 to Marina Village Office Tech Lease dated July 20, 2001 (the "**First Amendment**") between Alameda and Tenant; (ii) Amendment No. 2 to Marina Village Office Tech Lease dated August 1, 2003 (the "**Second Amendment**") between Alameda and Tenant; (iii) Amendment No. 3 to Marina Village Office Tech Lease dated November 21, 2006 (the "**Third Amendment**") between Legacy Partners I Alameda, a Delaware limited liability company ("**Legacy**") (successor-in-interest to Alameda) and Tenant; (iv) Amendment No. 4 to Marina Village Office Tech Lease dated April 1, 2007 (the "**Fourth Amendment**") between Legacy and Tenant; and (v) Amendment No. 5 to Marina Village Office Tech Lease dated May 31, 2013 (the "**Fifth Amendment**") between Legacy and Tenant.

B. The Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are collectively referred to herein as the "**Lease**".

C. Landlord has succeeded to the interests of Legacy as landlord under the Lease.

D. Pursuant to the Lease, Tenant is currently leasing from Landlord the following (collectively, the "**Existing Premises**"): (i) that certain premises containing approximately 20,254 rentable square feet of space (collectively, the "**Challenger Premises**") comprising the entire rentable area of that certain building addressed as 2020 Challenger Drive, Alameda, California (the "**Challenger Building**"); and (ii) that certain premises containing approximately 23,911 rentable square feet of space (the "**Atlantic Premises**") comprising the entire rentable area of that certain building addressed as 965 Atlantic Avenue, Alameda, California (the "**Atlantic Building**"). The Existing Premises are part of a multi-building commercial project known as "Marina Village" and located on an approximately 200-acre site on the estuary side of the island of Alameda (the "**Project**").

E. The parties desire to amend the Lease to (i) reduce the size of the Existing Premises by deducting therefrom the entire Challenger Premises (sometimes referred to herein as the "**Reduction Premises**"), and (ii) modify various terms and provisions of the Lease, all as hereinafter provided.

F. Except as otherwise set forth herein, all capitalized terms used in this Sixth Amendment shall have the same meaning as given such terms in the Lease.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Termination of Reduction Premises. Effective as of 12:00 midnight on December 31, 2017 (the "**Reduction Date**"), the Existing Premises leased by Tenant from Landlord under the Lease (as hereby amended) shall no longer include the Reduction Premises. Therefore, for purposes of the Lease and this Sixth Amendment, effective immediately after the Reduction Date, (i) the Lease shall be deemed terminated with respect to the Reduction Premises, (ii) the remaining premises leased by Tenant under the Lease, as hereby amended, shall be the Atlantic Premises (sometimes referred to herein as the "**Remaining Premises**"), and (iii) all references in the Lease to the "Premises" shall mean the "Remaining Premises". Effective as of the Reduction Date (A) Landlord and Tenant shall each be fully and unconditionally released and discharged from their respective obligations first arising from or in connection with the Reduction Premises after the Reduction Date, and (B) Landlord and Tenant each further agree to mutually release each other and their respective agents, employees, officers, directors, shareholders, joint venturers and partners from all demands, charges, claims, accounts or causes of action of any nature, including, without limitation, both known and unknown claims and causes of action (collectively, "**Claims**") which either party had or now has or hereafter can, shall, or may have against the other party first arising out of or in connection with the Reduction Premises after the Effective Date. Notwithstanding the termination of the Lease with respect to the Reduction Premises and the release of liability provided for hereinabove, (1) Tenant shall remain liable for its obligations under Section 3 below and for all obligations and Claims arising out of or in connection with any holdover by Tenant of the Reduction Premises beyond the Reduction Date, and (2) each party shall remain liable for (x) all of its respective obligations under the Lease, as hereby amended, with respect to the Reduction Premises arising prior to and including the Reduction Date; and (y) all of such party's indemnification and other obligations with respect to the Reduction Premises which expressly survive termination of the Lease, including, without limitation, Tenant's obligation to pay for any reconciliation of Tenant's Percentage Share of actual Property Taxes and Operating Expenses versus Landlord's estimate of Property Taxes and Operating Expenses with respect to the Reduction Premises for the period arising prior to and including the Reduction Date pursuant to the provisions of the Lease.

2. Reduction Fee. As additional consideration for Landlord entering into this Sixth Amendment, Tenant shall pay to Landlord a fee (the "**Reduction Fee**") in the amount of $500,000.00, which Reduction Fee shall be due and payable concurrently with Tenant's execution and delivery of this Sixth Amendment.

3. Surrender of Reduction Premises. Tenant covenants to surrender and deliver exclusive possession of the Reduction Premises to Landlord on or before the Reduction Date in the condition required by Section 8(d) of the Original Lease (as added by Section 10.2 of the Fifth Amendment); provided, however, that Tenant shall have no obligation to remove any alterations

or improvements therefrom. If Tenant does not surrender and deliver exclusive possession of the Reduction Premises to Landlord in such condition on or before the Reduction Date, Tenant shall, notwithstanding Paragraph 21(e) of the Original Lease to the contrary, be deemed to be a tenant at sufferance and the monthly Base Rent payable by Tenant for the Reduction Premises shall equal two hundred percent (200%) of the Base Rent applicable during the last rental period of the Second Extended Term under the Lease, as hereby amended.

4. Base Rent. Notwithstanding anything to the contrary contained in the Lease (as hereby amended), effective from and after January 1, 2018, the Base Rent payable by Tenant for the Remaining Premises shall be as set forth in the following schedule:

Period	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate Per Rentable Square Foot of the Remaining Premises
1/1/18 – 5/31/18	$493,523.04	$41,126.92	$1.72
6/1/18 – 5/31/19	$507,869.64	$42,322.47	$1.77
6/1/19– 12/31/20	$522,216.24	$43,518.02	$1.82

5. Tenant's Percentage Share. Due to the reduction of the Reduction Premises from the Existing Premises pursuant to Section 1 above, effective from and after January 1, 2018, the "Tenant's Percentage Share" Section of the Basic Lease Information attached to the Original Lease (last amended by Section 6 of the Fifth Amendment) shall be deleted in its entirety and replaced with the following:

"**Tenant's Percentage Share:** Atlantic Premises – 23,911 rsf/23,911 rsf = 100%"

6. Condition of Premises. Tenant hereby acknowledges and agrees that except as expressly provided in the Lease, as hereby amended: (i) Landlord shall not be obligated to construct or install, or provide any allowance to pay for, the construction or installation of, any improvements or alterations in or to the Existing Premises; and (ii) Tenant shall accept the Existing Premises in their "AS-IS" condition as of the Effective Date.

7. Parking. Effective from and after January 1, 2018, Tenant shall have the right to use, on a "first-come, first-serve" basis, in common with other tenants of the Building and free of parking charges, up to seventy-nine (79) unreserved parking spaces, which unreserved parking spaces are located in the parking facilities servicing the Atlantic Building as shall be designated by Landlord from time to time for unreserved parking for the tenants of the Atlantic Building (the "**Parking Facilities**"). Tenant's continued right to use the parking spaces is conditioned upon (i) Tenant abiding by (A) all rules and regulations which are prescribed from time to time by Landlord or any common area association of the Project having rights over the Parking Facilities (the "**Rules and Regulations**"), and (B) all recorded covenants, conditions and restrictions affecting the Building and/or the Project, and (ii) upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with the Parking Rules and Regulations (and all such

modifications and additions thereto, as the case may be), any such other rules and regulations and covenants, conditions and restrictions. Landlord (and/or any other owners of Marina Village) specifically reserve the right to change the size, configuration, design, layout, location and all other aspects of the Parking Facilities (including without limitation, implementing paid visitor parking), and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under the Lease, as hereby amended, from time to time, close-off or restrict access to any or all of the Parking Facilities. Landlord may delegate its responsibilities hereunder to a parking operator (the "**Parking Operator**") in which case the Parking Operator shall have all the rights of control attributed hereby to Landlord. Any parking tax or other charges imposed by governmental authorities in connection with the use of such parking shall be paid directly by Tenant or the parking users, or, if directly imposed against Landlord, Tenant shall reimburse Landlord for all such taxes and/or charges within ten (10) days after Landlord's demand therefor. The parking rights provided to Tenant pursuant to this Section 7 are provided solely for use by Tenant's own personnel and such rights may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval, except in connection with an assignment of the Lease, as hereby amended, or sublease of the Premises made in accordance with the terms of the Lease, as hereby amended. All visitor parking by Tenant's visitors shall be subject to availability, as reasonably determined by Landlord (and/or the Parking Operator, as the case may be), parking in such visitor parking areas of the Project as may be designated by Landlord (and/or the Parking Operator and/or any common area association of the Project having rights over the parking facilities of the Project) from time to time, and payment by such visitors of the prevailing visitor parking rate (if any) charged by Landlord (and/or the Parking Operator and/or such common area association) from time to time.

8. <u>Landlord's Address</u>. Effective as of the Effective Date, Landlord's address for Notices and for payment of Rent shall be revised to be:

"<u>For all Notices</u>:

c/o Brookfield Property Group
601 South Figueroa St., Suite 2200
Los Angeles, CA 90017
Attention: Thomas Diamond
Email: thomas.diamond@brookfield.com

with a copy to:

c/o Brookfield Property Group
Brookfield Place, 15th Floor
250 Vesey Street,
New York, NY 10281-1023
Attention: Steven Ganeless
Email: steven.ganeless@brookfield.com

<u>For Payments by Check via USPS</u>:

BSREP MARINA VILLAGE OWNER LLC

P.O. Box 398059
San Francisco, CA 94139-8059

For Payments by Check via Overnight Delivery:

BSREP MARINA VILLAGE OWNER LLC
DEPT# 38059
3440 Walnut Avenue, Bldg. A, Window H
Fremont, CA 94538

For Payments by Wire or ACH:

Wells Fargo Bank, N.A.
San Francisco, CA
ABA # 121 000 248
Acct # 4940840143
Acct Name: BSREP MARINA VILLAGE OWNER LLC".

9. CASp. The following notice is hereby provided pursuant to Section 1938(e) of the California Civil Code:

> "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or Landlord may not prohibit the Tenant or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the Tenant or tenant, if requested by the Tenant or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises."

In furtherance of and in connection with such notice: (i) Tenant, having read such notice and understanding Tenant's right to request and obtain a CASp inspection and with advice of counsel, hereby elects not to obtain such CASp inspection and forever waives its rights to obtain a CASp inspection with respect to the Existing Premises, the Challenger Building, the Atlantic Building and/or the Project to the extent permitted by applicable laws now or hereafter in effect; and (ii) if the waiver set forth in clause (i) hereinabove is not enforceable pursuant to applicable laws now or hereafter in effect, then Landlord and Tenant hereby agree as follows (which constitute the mutual agreement of the parties as to the matters described in the last sentence of the foregoing notice): (A) Tenant shall have the one-time right to request for and obtain a CASp inspection of the Existing Premises, which request must be made, if at all, in a written notice delivered by Tenant to Landlord on or before the Reduction Date; (B) any CASp inspection timely requested by Tenant shall be conducted (1) between the hours of 9:00 a.m. and 5:00 p.m. on any business day, (2) only after ten (10) days' prior written notice to Landlord of the date of such CASp inspection, (3) in a professional manner by a CASp designated by Landlord and without any testing that would

damage the Existing Premises, the Challenger Building, the Atlantic Building or the Project in any way, and (4) at Tenant's sole cost and expense, including, without limitation, Tenant's payment of the fee for such CASp inspection, the fee for any reports prepared by the CASp in connection with such CASp inspection (collectively, the "**CASp Reports**") and all other costs and expenses in connection therewith; (C) Tenant shall deliver a copy of any CASp Reports to Landlord within three (3) business days after Tenant's receipt thereof; (D) Tenant, at its sole cost and expense, shall be responsible for making any improvements, alterations, modifications and/or repairs to or within the Existing Premises to correct violations of construction-related accessibility standards disclosed by such CASp inspection; and (E) if such CASp inspection identifies any improvements, alterations, modifications and/or repairs necessary to correct violations of construction-related accessibility standards relating to those items of the Project located outside the Existing Premises that are Landlord's obligation to repair as set forth in the Lease, then Landlord shall perform such improvements, alterations, modifications and/or repairs as and to the extent required by applicable laws to correct such violations, and Tenant shall reimburse Landlord for the cost of such improvements, alterations, modifications and/or repairs within ten (10) business days after Tenant's receipt of an invoice therefor from Landlord.

10. Miscellaneous Deletions. Effective from and after the Effective Date, Section 8 of the Fifth Amendment and Section 10 of the Third Amendment shall each be deleted in their entirety and of no further force of effect.

11. Brokers. Landlord and Tenant each hereby represents and warrants to the other party that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Sixth Amendment, except for CBRE, Inc., representing Landlord (the "**Broker**") and that it knows of no real estate broker or agent who is entitled to a commission in connection with this Sixth Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent in connection with this Sixth Amendment, other than the Broker.

12. Counterparts. This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same Sixth Amendment.

13. No Further Modification. Except as set forth in this Sixth Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

EXHIBIT B

INVENTORY OF FF&E

Name	Manufacturer	Model	Serial Number
HPLC, 1100 Series (LC-05)	Agilent	G1311A / 1100	DE11113532
Balance	Mettler	AT-261	M64062
Balance	Mettler	M3	G26845
Balance	Mettler	PG503-S	1118572540
Stirrer / Mixer	IKA Labortechnik Eurostar	EURO-ST P CV S1	94-361-02
Balance	Mettler	AE 200	K88074
Hi Temp Bath	Neslab	EX-25-1HT	42GM31210-1
Hi Temp Bath	Neslab	EX-25-1HT	92HM134060-1
Water Bath, Viscometry	PolyScience	9500	860846
Particle Counter	Met One	A2408	961774166
Balance	Mettler	PM2000	L07779
Balance	Ohaus	Harvard Trip	1186
Balance	Mettler	PM2500	1113192243
Steam Sterilizer	Getinge	GE6610 OMC-2	5102502-010-01
VITEK 2 COMPACT	Biomerieux	V2C	C22953
pH meter	Fisher Scientific	AB15	AB7010008P
Balance	Mettler	AT-460	M75139
Freeze Mobile	VIR TIS Co.	620112100C	1619
Laminar Flow Hood Clean Bench	Labconco (Cat# 3610004)	Purifier Clean Bench	010615390N
Water Bath, Viscometry	Brookfield	TC-500	92CML16220-2
Balance	Mettler	AT261	1113193251
Particle Counter	Met One	A2400	010200475
Viable Air Sampler	Bioscience International	SAS Super 100	00-C-1394
Electronic Balance	Ohaus	Scout Pro SP401	7125230105
Stirrer / Mixer	Heidolph Brinkmann	RZR-2101	109200762
Heating Block	Kaye	X0360	32012H
Densitometer	Mettler-Toledo	Densito 30PX	LWE43304
Steam Sterilizer	Getinge	20x20 DD	542-01
Balance	Mettler	PM4800	L82131
HPLC, 1100 Series	Aligent	G1311A / 1100	DE11112933
Laminar Flow Hood Clean Bench	Forma Scientific	1102	11875-52
Controller / Recorder	Honeywell	45AT-1100-40-001-03100	0639Y671936900001
Balance	Mettler-Toledo	1502-S	1129203211
VITEK 2 Densichek	Biomerieux	NA	IDK211196
Biological Safety Cabinet	Forma Scientific	Class II A/B3 Model 3937	14202-32

Initials

Initials

Steam Sterilizer	AMSCO	Eagle Series 3023 Vacamatic Autoclave	012979207
Incubator	Labline Imperial III	152880	0301-3610
Incubator	Forma Scientific	3937	31167-38
Balance	Mettler	PM4800	K98716
Refrigerator	Kenmore	253.60722004	WA82700214
Incubator	Labline Imperial III	152880	0301-3611
pH meter	Fisher Scientific	AB15 Plus	AB92327990
Humidity Chamber	Vaisala	na	na
Climet Particulate Sampler	Climet	CI-750t	080393
pH Meter	Fisher Scientific	Accumet AB15	AB 92327990
Heat Sealer	BOSCH Doboy	952484	92M-20475
Refrigerator-Freezer, Explosion-Proof	VWR	47747-226	0146201501120201
Heat Sealer	BOSCH Doboy	952484	87M-21909
Cap Sealer	Marburg Industries, Inc.	Auto Cap Sealer M-5	8492
Cozzoli Capper	Cozzoli	SC5OT-241	SC5OT-241
pH Meter	Fisher Scientific	Accumet AB15+	AB92340175
pH Meter	Fisher Scientific	Accumet AB15	AB92328397
Stirrer / Mixer	Heidolph Brinkmann	RZR-2051	99302152
Stirrer / Mixer	IKA Labortechnik Eurostar	EURO-ST P CV S1	95-278-02
Autoclave, Tabletop	Tuttnauer / Brinkmann	2540E	9406957
Freezer, Laboratory	Thermo Fisher	3752-DB	0146373401120330
Transfer Can Vessel, 3 Gallon (316L Stainless Steel)	Alloy Products Group	P/N C-526-0260-00	NSN
Water Bath, Viscometry	Brookfield	TC-502D	KK1161827
pH meter	Fisher Scientific	AB15	AB81207085
Gauge, Pressure	Ashcroft	8920	NSN
Incubator, Large Capacity	Shel Lab	RI40 / 1925A	09002413
Automated External Defibrillator (AED)	Philips	Heart Start M5068A AED Pad P/N M5071A	A07H-01876
TOC Analyzer	Shimadzu	TOC-VCSH	H51104435225
Balance	Mettler	PM30000K	2113124853
OMNICOLL Fraction Collector / Auto-Sampler	Lambda Laboratory Instruments	OMNICOLL Fraction	900272
Milli-Q Advantage (A10) Water Purification System	EMD Millipore	Z00Q0V0T0	F6HA57776I
Pressure Can, 316L Stainless Steel (6 vessels)	Alloy Products Group	NA	C206484-1-001
Balance	Mettler	AT201	1113242710
Sunbox, Suntest CPS+ P/N 55008042	Atlas / Heraeus	SUNTEST CPS+	1609011
Turbidity Meter (Turbidimeter)	Hach	2100N (P/N 4700060)	16080C034672
Stirrer / Mixer	Heidolph Brinkmann	RZR-2101	109200760
pH Meter	Mettler-Toledo	SevenExcellence	B718076646
Printer, Balance	Mettler-Toledo	RS-P25	B724240758

Initials

Initials

Incubator, Low Temperature	VWR	89508-420	300170862
LG 65" CLASS 4K HD LED LCD TV	na	na	na
Toc V system	na	na	na
Storage Cabinet, Sandusky Stainless Seel	na	na	na
Fire King Cabinet (44"x22"x53") 14 cabinets			
Various computers and printers with servers			
Telephone system with phones in each cubicle and office			
General lab supplies including glassware, pipettes, stir plates, pH meters, HPLC supplies,			
vials, wash rack, standard boxes and all general supplies to operate chemistry and microbiology			
ovens, refrigerators, stirrers, and microscopes			
furniture including desks, cabinets and book cases, partitions, tables, etc.			

Initials

Initials

EXHIBIT C

FORM OF BILL OF SALE

For the sum of Forty Thousand Dollars ($40,000.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, InSite Vision, Inc., a Delaware corporation ("Seller"), does hereby sell, transfer, and convey to AgeX Therapeutics, Inc., a Delaware corporation ("Buyer"), the personal property and furniture, fixtures and equipment owned by Seller and located within that certain premises situated in the building commonly known as 965 Atlantic Avenue, Alameda, California, as more particularly described on Schedule 1 attached hereto and made a part hereof ("FF&E").

Buyer acknowledges that Seller is selling and Buyer is buying the FF&E on an "as is, where is, with all faults" basis, and that Buyer is not relying on any representations or warranties of any kind whatsoever, express or implied, except as expressly set forth below, including, without limitation, any implied warranties as to merchantability or fitness for a particular purpose.

Seller represents and warrants to Buyer, however, that Seller is conveying title to the FF&E to Buyer free and clear of any liens or encumbrances or other rights of any parties or claimed security rights of any party. Buyer shall take delivery of the FF&E in its "as-is, where-is, with all faults" condition. Seller shall have no obligation to repair or replace any item of FF&E.

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of California. Any waiver by either party of any breach of any term or condition of this Bill of Sale shall not operate as a waiver of any other breach of such term or condition or of any other term or condition, nor shall any failure to enforce such provision hereof operate as a waiver of such provision or of any other provision hereof, nor constitute nor be deemed as a waiver or release of any other party for anything arising out of, connected with or based upon this Bill of Sale. In the event of any litigation involving the parties arising out of this Bill of Sale, the prevailing party shall be entitled to recover from the other party such reasonable attorneys' fees and costs as may reasonably be incurred, as awarded by the court hearing the matter.

This Bill of Sale may be executed electronically in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

Dated this 21 day of MARCH, 2019.

SELLER:

INSITE VISION, INC.,
a Delaware corporation

By: [signature]

Name: JAYESH SHAH

Title: BOARD OF DIRECTOR

Initials [initials]

Initials [initials]

BUYER:

AGEX THERAPEUTICS INC.,
a Delaware corporation

By: ________________________

Name: MICHAEL WEST

Title: CEO

Initials

Initials

Schedule 1

List of FF&E

Name	Manufacturer	Model	Serial Number
HPLC, 1100 Series (LC-05)	Agilent	G1311A / 1100	DE11113532
Balance	Mettler	AT-261	M64062
Balance	Mettler	M3	G26845
Balance	Mettler	PG503-S	1118572540
Stirrer / Mixer	IKA Labortechnik Eurostar	EURO-ST P CV S1	94-361-02
Balance	Mettler	AE 200	K88074
Hi Temp Bath	Neslab	EX-25-1HT	42GM31210-1
Hi Temp Bath	Neslab	EX-25-1HT	92HM134060-1
Water Bath, Viscometry	PolyScience	9500	860846
Particle Counter	Met One	A2408	961774166
Balance	Mettler	PM2000	L07779
Balance	Ohaus	Harvard Trip	1186
Balance	Mettler	PM2500	1113192243
Steam Sterilizer	Getinge	GE6610 OMC-2	5102502-010-01
VITEK 2 COMPACT	Biomerieux	V2C	C22953
pH meter	Fisher Scientific	AB15	AB7010008P
Balance	Mettler	AT-460	M75139
Freeze Mobile	VIR TIS Co.	620112100C	1619
Laminar Flow Hood Clean Bench	Labconco (Cat# 3610004)	Purifier Clean Bench	010615390N
Water Bath, Viscometry	Brookfield	TC-500	92CML16220-2
Balance	Mettler	AT261	1113193251
Particle Counter	Met One	A2400	010200475
Viable Air Sampler	Bioscience International	SAS Super 100	00-C-1394
Electronic Balance	Ohaus	Scout Pro SP401	7125230105
Stirrer / Mixer	Heidolph Brinkmann	RZR-2101	109200762
Heating Block	Kaye	X0360	32012H
Densitometer	Mettler-Toledo	Densito 30PX	LWE43304
Steam Sterilizer	Getinge	20x20 DD	542-01
Balance	Mettler	PM4800	L82131
HPLC, 1100 Series	Aligent	G1311A / 1100	DE11112933
Laminar Flow Hood Clean Bench	Forma Scientific	1102	11875-52
Controller / Recorder	Honeywell	45AT-1100-40-001-03100	0639Y671936900001
Balance	Mettler-Toledo	1502-S	1129203211
VITEK 2 Densichek	Biomerieux	NA	IDK211196
Biological Safety Cabinet	Forma Scientific	Class II A/B3 Model 3937	14202-32

Initials

Initials

Steam Sterilizer	AMSCO	Eagle Series 3023 Vacamatic Autoclave	012979207
Incubator	Labline Imperial III	152880	0301-3610
Incubator	Forma Scientific	3937	31167-38
Balance	Mettler	PM4800	K98716
Refrigerator	Kenmore	253.60722004	WA82700214
Incubator	Labline Imperial III	152880	0301-3611
pH meter	Fisher Scientific	AB15 Plus	AB92327990
Humidity Chamber	Vaisala	na	na
Climet Particulate Sampler	Climet	CI-750t	080393
pH Meter	Fisher Scientific	Accumet AB15	AB 92327990
Heat Sealer	BOSCH Doboy	952484	92M-20475
Refrigerator-Freezer, Explosion-Proof	VWR	47747-226	0146201501120201
Heat Sealer	BOSCH Doboy	952484	87M-21909
Cap Sealer	Marburg Industries, Inc.	Auto Cap Sealer M-5	8492
Cozzoli Capper	Cozzoli	SC5OT-241	SC5OT-241
pH Meter	Fisher Scientific	Accumet AB15+	AB92340175
pH Meter	Fisher Scientific	Accumet AB15	AB92328397
Stirrer / Mixer	Heidolph Brinkmann	RZR-2051	99302152
Stirrer / Mixer	IKA Labortechnik Eurostar	EURO-ST P CV S1	95-278-02
Autoclave, Tabletop	Tuttnauer / Brinkmann	2540E	9406957
Freezer, Laboratory	Thermo Fisher	3752-DB	0146373401120330
Transfer Can Vessel, 3 Gallon (316L Stainless Steel)	Alloy Products Group	P/N C-526-0260-00	NSN
Water Bath, Viscometry	Brookfield	TC-502D	KK1161827
pH meter	Fisher Scientific	AB15	AB81207085
Gauge, Pressure	Ashcroft	8920	NSN
Incubator, Large Capacity	Shel Lab	RI40 / 1925A	09002413
Automated External Defibrillator (AED)	Philips	Heart Start M5068A AED Pad P/N M5071A	A07H-01876
TOC Analyzer	Shimadzu	TOC-VCSH	H51104435225
Balance	Mettler	PM30000K	2113124853
OMNICOLL Fraction Collector / Auto-Sampler	Lambda Laboratory Instruments	OMNICOLL Fraction	900272
Milli-Q Advantage (A10) Water Purification System	EMD Millipore	Z00Q0V0T0	F6HA57776I
Pressure Can, 316L Stainless Steel (6 vessels)	Alloy Products Group	NA	C206484-1-001
Balance	Mettler	AT201	1113242710
Sunbox, Suntest CPS+ P/N 55008042	Atlas / Heraeus	SUNTEST CPS+	1609011
Turbidity Meter (Turbidimeter)	Hach	2100N (P/N 4700060)	16080C034672
Stirrer / Mixer	Heidolph Brinkmann	RZR-2101	109200760
pH Meter	Mettler-Toledo	SevenExcellence	B718076646
Printer, Balance	Mettler-Toledo	RS-P25	B724240758

Initials

Initials

Incubator, Low Temperature	VWR	89508-420	300170862
LG 65" CLASS 4K HD LED LCD TV	na	na	na
Toc V system	na	na	na
Storage Cabinet, Sandusky Stainless Seel	na	na	na
Fire King Cabinet (44"x22"x53") 14 cabinets			
Various computers and printers with servers			
Telephone system with phones in each cubicle and office			
General lab supplies including glassware, pipettes, stir plates, pH meters, HPLC supplies,			
vials, wash rack, standard boxes and all general supplies to operate chemistry and microbiology			
ovens, refrigerators, stirrers, and microscopes			
furniture including desks, cabinets and book cases, partitions, tables, etc.			

Initials

Initials

Exhibit X – Certificates of Completion

(cleanroom areas red and green)



Exhibit X
LOCATION
Mol Bio/Anal Chem
CellCulture 1 cleanroom
CellCulture 2 cleanroom
Freezer Room
Dark Room
Cryo Tank
Cryo Tank Ware-house
GMP Cleanroom (green)
Bathrooms
Office Area
Bathrooms
Cleanroom Areas (green and red)

CONSENT TO SUBLEASE

THIS CONSENT TO SUBLEASE (this "**Agreement**") is made and entered into as of April 2, 2019 by and among BSREP MARINA VILLAGE OWNER, LLC, a Delaware limited liability company ("**Landlord**"), INSITE VISION, INCORPORATED, a Delaware corporation ("**Tenant**"), and AGEX THERAPEUTICS, INC., a Delaware corporation ("**Subtenant**").

RECITALS:

A. Reference is hereby made to that certain Marina Village Industrial Gross Office Tech Lease dated as of September 1, 1996 (the "**Original Lease**") between Alameda Real Estate Investments, a California limited partnership ("**Alameda**") and Tenant, as amended by that certain: (i) Amendment No. 1 to Marina Village Office Tech Lease dated July 20, 2001 (the "**First Amendment**") between Alameda and Tenant; (ii) Amendment No. 2 to Marina Village Office Tech Lease dated August 1, 2003 (the "**Second Amendment**") between Alameda and Tenant; (iii) Amendment No. 3 to Marina Village Office Tech Lease dated November 21, 2006 (the "**Third Amendment**") between Legacy Partners I Alameda, a Delaware limited liability company ("**Legacy**") (successor-in-interest to Alameda) and Tenant; (iv) Amendment No. 4 to Marina Village Office Tech Lease dated April 1, 2007 (the "**Fourth Amendment**") between Legacy and Tenant; (v) Amendment No. 5 to Marina Village Office Tech Lease dated May 31, 2013 (the "**Fifth Amendment**") between Legacy and Tenant; and (vi) Amendment No. 6 to Marina Village Office Tech Lease dated October 30, 2017 (the "**Sixth Amendment**") between Landlord (successor-in-interest to Legacy) and Tenant.

B. Pursuant to the Lease, Tenant is currently leasing from Landlord that certain premises containing approximately 23,911 rentable square feet of space (the "**Premises**") comprising the entire rentable area of that certain building addressed as 965 Atlantic Avenue, Alameda, California (the "**Building**"). The Premises are part of a multi-building commercial project known as "Marina Village" and located on an approximately 200-acre site on the estuary side of the island of Alameda (the "**Project**").

C. Pursuant to the terms of the Lease, Tenant has requested Landlord's consent to that certain Standard Sublease dated as of March 13, 2019, between Tenant and Subtenant (the "**Sublease**"), with respect to a subletting by Subtenant of the Premises, as more particularly described in the Sublease (the "**Sublet Premises**"). A copy of the Sublease is attached hereto as Exhibit A. Landlord is willing to consent to the Sublease on the terms and conditions contained herein.

D. All defined terms not otherwise expressly defined herein shall have the respective meanings given in the Lease.

AGREEMENT:

1. Landlord's Consent. Landlord hereby consents to: (i) the Sublease; (ii) the plans and specifications attached hereto as Exhibit B for Subtenant's alterations to the Premises; and (iii) the list of reagents attached hereto as Exhibit C, which shall be used by Subtenant in the conduct of its business at the Premises; provided however, notwithstanding anything contained in the Sublease to the contrary, such consent is granted by Landlord only upon the terms and conditions set forth in this Agreement. The Sublease is subject and subordinate to the Lease. Landlord shall not be bound by any of the terms, covenants, conditions, provisions or agreements of the Sublease.

2. Non-Release of Tenant; Further Transfers. Neither the Sublease nor this consent thereto shall release or discharge Tenant from any liability, whether past, present or future, under the Lease or alter the primary liability of the Tenant to pay the rent and perform and comply with all of the obligations of Tenant to be performed under the Lease (including the payment of all bills rendered by Landlord for charges incurred by the Subtenant for services and materials supplied to the Sublet Premises pursuant to the terms of the Lease). Neither the Sublease nor this consent thereto shall be construed as a waiver of Landlord's right to consent to any further subletting either by Tenant or by the Subtenant or to any assignment by Tenant of the Lease or assignment by the Subtenant of the Sublease, or as a consent to any portion of the Sublet Premises being used or occupied by any other party. Landlord may consent to subsequent sublettings and assignments of the Lease or the Sublease or any amendments or modifications thereto without notifying Tenant nor anyone else liable under the Lease and without obtaining their consent. No such action by Landlord shall relieve such persons from any liability to Landlord or otherwise with regard to the Sublet Premises.

3. Relationship With Landlord. Tenant hereby assigns and transfers to Landlord the Tenant's interest in the Sublease and all rentals and income arising therefrom, subject to the terms of this Section 3. Landlord, by consenting to the Sublease agrees that until a default shall occur in the performance of Tenant's obligations under the Lease, Tenant may receive, collect and enjoy the rents accruing under the Sublease, subject to Landlord's right to receive fifty percent (50%) of any economic consideration with respect to the Sublease subject and pursuant to Section 12(g) of the Original Lease (as amended by Section 9 of the Addendum attached to the Original Lease). If Tenant shall default in the performance of its obligations to Landlord under the Lease (whether or not Landlord terminates the Lease), Landlord may, in connection with the exercise of its rights and remedies under the Lease, at its option by notice to Tenant, either (i) terminate the Sublease, (ii) elect to receive and collect, directly from Subtenant, all rent and any other sums owing and to be owed under the Sublease, as further set forth in Section 3.1, below, or (iii) elect to succeed to Tenant's interest in the Sublease and cause Subtenant to attorn to Landlord, as further set forth in Section 3.2, below.

3.1 Landlord's Election to Receive Rents. Landlord shall not, by reason of the Sublease, nor by reason of the collection of rents or any other sums from the Subtenant pursuant to Section 3(ii), above, be deemed liable to Subtenant for any failure of Tenant to perform and comply with any obligation of Tenant, and Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Lease, to pay to Landlord the rents and any other sums due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay any such rents and any other sums to Landlord without any obligation or right to inquire as to whether such

default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall not have any right or claim against Subtenant for any such rents or any other sums so paid by Subtenant to Landlord. Subject to Landlord's right to receive fifty percent (50%) of any economic consideration with respect to the Sublease subject and pursuant to Section 12(g) of the Original Lease (as amended by Section 9 of the Addendum attached to the Original Lease), Landlord shall credit Tenant with any rent received by Landlord under such assignment but the acceptance of any payment on account of rent from the Subtenant as the result of any such default shall in no manner whatsoever be deemed an attornment by the Landlord to Subtenant or by Subtenant to Landlord, be deemed a waiver by Landlord of any provision of the Lease or serve to release Tenant from any liability under the terms, covenants, conditions, provisions or agreements under the Lease. Notwithstanding the foregoing, any other payment of rent from the Subtenant directly to Landlord, regardless of the circumstances or reasons therefor, shall in no manner whatsoever be deemed an attornment by the Subtenant to Landlord in the absence of a specific written agreement signed by Landlord to such an effect.

3.2 Landlord's Election of Tenant's Attornment. In the event Landlord elects, at its option, to cause Subtenant to attorn to Landlord pursuant to Section 3(iii), above, Landlord shall undertake the obligations of Tenant under the Sublease from the time of the exercise of the option, but Landlord shall not (i) be liable for any prepayment of more than one month's rent or any security deposit paid by Subtenant, (ii) be liable for any previous act or omission of Tenant under the Lease or for any other defaults of Tenant under the Sublease, (iii) be subject to any defenses or offsets previously accrued which Subtenant may have against Tenant, or (iv) be bound by any changes or modifications made to the Sublease without the written consent of Landlord.

4. General Provisions.

4.1 Consideration for Sublease. Tenant and Subtenant represent and warrant that there are no additional payments of rent or any other consideration of any type payable by Subtenant to Tenant with regard to the Sublet Premises other than as disclosed in the Sublease.

4.2 Brokerage Commission. Tenant and Subtenant covenant and agree that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease and Tenant and Subtenant agree to protect, defend, indemnify and hold Landlord harmless from the same and from any cost or expense (including but not limited to attorneys' fees) incurred by Landlord in resisting any claim for any such brokerage commission.

4.3 Controlling Law. The terms and provisions of this Agreement shall be construed in accordance with and governed by the laws of the State of California.

4.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns. As used herein, the singular number includes the plural and the masculine gender includes the feminine and neuter.

4.5 Captions. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof; rather, they are intended for purposes of convenience only.

4.6 Partial Invalidity. If any term, provision or condition contained in this Agreement shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Agreement shall be valid and enforceable to the fullest extent possible permitted by law.

4.7 Attorneys' Fees. If either party commences litigation against the other for the specific performance of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

4.8 Reimbursement by Tenant. Concurrently upon execution of this Agreement, Subtenant shall pay to Landlord the sum of $632.00 as reimbursement of Landlord's attorneys' fees in connection with this Agreement.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

"LANDLORD"

BSREP MARINA VILLAGE OWNER, LLC,
a Delaware limited liability company

By: ____________________
Name: Thomas Diamond
Title: Senior Vice President

"TENANT"

INSITE VISION, INCORPORATED,
a Delaware corporation

By: ____________________
Name: JAYESH SHAH
Title: BOARD OF DIRECTOR

By: ____________________
Name: ____________________
Title: ____________________

"SUBTENANT"

AGEX THERAPEUTICS, INC.,
a Delaware corporation

By: ____________________
Name: MICHAEL WEST
Title: CEO

By: ____________________
Name: ____________________
Title: ____________________

EXHIBIT A

THE SUBLEASE

[SEE ATTACHED]

EXHIBIT A

THE SUBLEASE

[SEE ATTACHED]

EXHIBIT B

PLANS AND SPECIFICATIONS

Lic.# 903083

P.O. 2330
Gilroy, Ca.,95021
cleanroom@verizon.net
408-677-5711 Main
888-511-4735

Built to your requirements...
And to your budget ! ! !

AGEX THERAPEUTICS
965 Atlantic Ave,
Alameda, CA

Corrected RFQ#: 19-0031 C
Dated: 2-28-19

Attention: Jeffrey, Jennifer,

In response for your request for a quotation for cleanroom upgrade, we are pleased to purpose the following:

Scope: Retrofit an existing cleanroom into a functionally operating and balanced GMP cleanroom and tenant improvement.

Preparation:
Tape off area, hang visqueen as required, bollards and place warning signage. We will need a staging area and cutting area of 20' x 10'. $ 55.00

Demo:
Demo out exiting ceiling tiles. Save for re-installation and replace damaged ones.
Demo out ten, (10) HEPA's and ducting.
Demo out doors.
Flooring demo below.
Haul off and dispose debris. $ 3,250.00

Framing / Doors:
Fill in one door between 14 and 167
Provide and install two 42" wide x 7' tall hollow metal, commercial doors, painted white with polyurethane and frames powder coated white. Locking-latch hardware, 24" x 30" viewing windows for each. No auto closure for either room 17 door or for room 167 door.
Provide and install steel studded wall with 5/8" thk type X fire rated drywall to close off room 14 and 17. Tape and texture and paint with acrylic/latex paint. Paint all other walls outside of cleanroom with acrylic/latex paint.
Relocate one door from 167/14 to doors between room 168 and 122.
Re-locate one 3'0 x 7'0 wood doors from 167 with sidelight to lobby and packaging room.
Tape and texture and paint corner to corner both sides where doors were installed to best match existing.
Locations to be closest to corners without effecting the room layout as much as possible and leaving access to removable prefilters. Use aluminum honeycomb powder coated panels with anodized aluminum trim.
Provide and install one 2' x 2' x 2' laminate pass-thru with exhaust. $ 24,550.00

Ceiling: Rooms 14 and 17 only.
Clean upper grid and install new closed cell cleanroom gasketing in ceiling grid. Provide and

pg 1 RFQ# 19-0031

install new vinyl faced ceiling tiles for cleanroom that may be damaged.
Caulk perimeter to seal room completely $ 7,460.00

Electrical:
Provide power to HEPA filters.
Power to exhaust fan
Power to potentiometer above
Remove and replace lamps for lighting 27 total
Budget to replace 3 ballasts for rooms 14 and 17
Power to two fume hoods 20 amp 120 v
Room 14
4 convenience outlets 20 amp 120 v two circuits
2 outlets dedicated 20 amp 120 v power
Room 17
Dedicated power to 6 freezers 20 amp 120 v on emergency power
Two convenience outlets 120 v 20 amps
Mezzanine
Vacuum pump 208 three phase one HP
Power to compressor 208 three phase to HP
Allowance to trace out existing panels to see where we are getting power for all equipment
$ 24,000.00

Process Piping:
SCOPE: of work based on verbal instructions PDF received 02-20-19.
Little Brothers will provide and install 3 new Co2 drops in new CER

Little Brothers will provide and install 3 new N2 drops in new CER.
Little Brothers will provide and install 2 new VAC drops in new CER.
Little Brothers will provide and install supply piping drops at new N2/Co2 cylinder locations in warehouse area.
Little Brothers will provide and install piping connection at new owner supplied vacuum pump in upstairs mezzanine.
Little Brothers will provide and install owner supplied gas handling equipment at both new CER and warehouse locations.
Little Brothers will provide labor and materials to install all soft line lab equipment connections.
Little Brothers will provide labor and materials to connect owner provided lab equipment.
Little Brothers will provide labor and materials to connect owner supplied N2/Co2 cylinders and VAC pump/filter
Little Brothers will terminate new drops with a single 600 psi ball valve.
Little Brothers will mechanically press all new N2/Co2/VAC w/ ACR/MED type L copper tubing and connectors.
Little Brothers will terminate all new VAC/N2/Co2 drops with poly tubing/comp connectors.
Little Brothers will provide labor and materials to surface mount all new piping drops in CER.
Little Brothers will provide and install all and vibration isolation necessary pipe support.

PROJECT COST: $ 32,445.00

CLARIFICATIONS:

1. Little Brothers requires adequate access/chase to be provided to install new piping system.
2. Little Brothers requires all cleanrooms to be safed off and recertified by others.
3. Little Brothers requires all owner supplied equipment be set in place by others.
4. Little Brothers requires all owner supplied lab equipment/cylinders be in place before final connections are made.
5. Little Brothers requires work to be continuous and unobstructed. Phasing of work will result in additional cost due to lost productivity and mobilization costs.
6. Little Brothers requires seismic cylinder/equipment restraints/backing be installed by others.

pg 2 RFQ# 19-0031

EXHIBIT B

PLANS AND SPECIFICAITONS (CONT.)

7. Little Brothers requires work to be completed during normal business hours.

EXCLUSIONS:
Permits and permit fees ~City / County/ license fees ~ Engineering ~ Drawings ~ Additional / Special testing ~ General construction work ~ Seismic anchoring/bracing ~ Demo ~ Patching / Painting ~ Start up / Shut down of owner's equipment ~ Controls ~ Cost of any work not specifically included in this proposal ~ Additional work due to unforeseen site conditions ~ Additional work requested by city or special inspectors.

WARRANTY:
Little Brothers warranties all workmanship to be free of any defects for a period of one year from system startup date
Piping purity and cleanroom standards are warranted up to the date of system start up.

HVAC:

- Re-duct adjacent office utilizing spiral ducting HVAC above.
- Make mixing boxes for four 2' x 4' HEPA filters and six 2' x 2' HEPA filters.
- Design and install Ducting system for new Clean Room and Gown Room
- Duct to (7) ceiling Returns
- Run Ducting to (10) HEPA Filters
- Run Alum flex and Wire flex ducting to HEPA filters.
- Strap, seal and insulate all Ducting
- Relocate T-stat as necessary
- Provide and install 1000 CFM Exhaust system with variable speed Control
- Run ducting to pass-thru. $ 25,200.00

Roofing:
Patch roof with property managers roofer of choice so as not to void warranty. Budgetary allowance. $ 1,100.00

Filtration:
Provide and seismically install ten, (10), new self-powered HEPA filters for cleanroom and gown room. $14,450.00

Magnehelics:
Provide and install one additional Dwyer magnehelics, to go to the negative zone. One from Cleanroom to Gown Room, one for Gown Room to outside. $ 250.00
Balance pressure for both cleanroom and gown room. $ 1,600.00
Optional Magnehelic for pass-thru.....add $ 380.00

Flooring:
Demo out carpet. If there is tile underneath, additional cost may occur for unknown site conditions. Scrape glue clean and level as required.

Accolade Brand
Armstrong Standard Excelon: Color TBD – 4 cartons for room 167.
Armstrong Accolade: Color TBD – 60 yds
Burke 4" Topset: Color TBD - 150 linear ft. $ 10,745.00

Contingencies:
Misc. equipment rental, per diem and contingencies. $ 200.00

Insurance:
Bond, Workmans Compensation Insurance, commercial auto and Liability Insurance.
$ 3,685.00

Fire Safety:

pg. 3 RFQ# 19-0031

Sprinkler are okay as spaced. Preferred flush mounted, high velocity gasketed.
No audible or strobes quoted. But can be if requested.

Management:
Project Management, clean-up, dump fees, and equipment rental. $ 5,850.00
$ 154,840.00

Excludes: Permits, Permit fees, drawings other than those provided already, Special inspection, start-up & shut down of owner's equipment, controls, cost for any work not specifically included in this proposal, additional work due to unforeseen site conditions, out of sequence work and overtime or off hour work. Fire alarms, detection or fire electrical wiring for alarm panel or existing HVAC units, existing fume hoods sprinkler systems. Upgrade to existing sprinkler systems. ADA upgrades. Anything not exclusively stated above.

Terms: 10% for mobilization, deposit and material procurement, net due upon completion. 1.5% accrued if over 30 days late.

Acceptance of Proposal:

The above prices, specifications are satisfactory and hereby accepted. This agreement is between Agex, Alameda Ca and Little Brothers Construction, Inc. You are authorized to do the work as specified. Payment will be made as outlined above.
Signature: ______________________ Print:
Date: ____________
Agex Representative (apparent authority)

We look forward to doing business with you on this project and future ventures.

Little Brothers Construction, Inc.

PO 2330
Gilroy, Ca 95021
Lic # 903089
408-710-0078 Cell
408-677-5711 Main
888-511-4735 Fax
cleanroom@verizon.net E-mail
Littlebrothersconstruction.com - Web Site
Cleanromrent.com - Backup Facility for Customer Use

pg. 4 RFQ# 19-0031

EXHIBIT B

PLANS AND SPECIFICAITONS (CONT.)

Lic.# 903089

P.O. 2330
Gilroy, Ca.,95021
cleanroom@verizon.net
408-677-5711 Main
888-511-4735

Built to your requirements...,
And to your budget ! ! !

AGEX THERAPEUTICS
965 Atlantic Ave,
Alameda, CA

RFQ#: 19-0046 B
Dated: 3-11-19

Attention: Jeffrey, Jennifer,

In response for your request for a quotation for cleanroom upgrade, we are pleased to purpose the following:

Scope: Plan II room conversions. Proposal for Mole Bio/Anal Chem and Cell Culture 1 or Cell Culture 1 and 2. Quote good for either option.

Plan II A or Plan II B

Both costs are the same-

Preparation:
Tape off area, hang visqueen as required, bollards and place warning signage. We will need a staging area and cutting area of 20' x 10'. $ 55.00

Demo:
Demo out cabinetry.
Demo out fume hoods.
Demo and cap all plumbing to room and cap above grid.
Demo out flooring. (moisture test recommended)
Haul off and dispose debris. Keep fume hoods for customer and any cabinetry.
$ 5,190.00

Flooring:
Scrape clean all of the glue to install new VCT flooring.
Provide and install new VCT flooring for rooms 118, 119 and 120.
Provide and install new 4" Burke rubber base. $ 10,150.00

HVAC:
Cap off all fume hoods (five total) ducting above grid.
Replace all ceiling tiles that were cut for ducting penetrations. $ 3,645.00

Walls:
Patch all wall penetrations from the fume hood and cabinetry mounts.
Paint all walls with acrylic/latex paint. $ 3,775.00

Optional: Paint with two part epoxy, semi-gloss. Add: $ 1,600.00

Contingencies:
Misc. equipment rental, per diem and contingencies. $ 260.00

Insurance:
Bond, Workmans Compensation Insurance, commercial auto and Liability Insurance.
$ 2,400.00

Management:
Project Management, clean-up, dump fees, and equipment rental. $ 2,940.00
$ 28,415.00

Excludes: Permits, Permit fees, drawings other than those provided already, Special inspection, start-up & shut down of owner's equipment, controls, cost for any work not specifically included in this proposal, additional work due to unforeseen site conditions, out of sequence work and overtime or off hour work. Fire alarms, detection or fire electrical wiring for alarm panel or existing HVAC units, existing fume hoods sprinkler systems. Upgrade to existing sprinkler systems. ADA upgrades. Anything not exclusively stated above.

Terms: 10% for mobilization, deposit and material procurement, net due upon completion. 1.5% accrued if over 30 days late.

Acceptance of Proposal:

The above prices, specifications are satisfactory and hereby accepted. This agreement is between Agex, Alameda, Ca. and Little Brothers Construction, Inc. You are authorized to do the work as specified. Payment will be made as outlined above.
Signature: ______________________ Print:
Date: __________
Agex Representative (apparent authority)

We look forward to doing business with you on this project and future ventures.

Little Brothers Construction, Inc.

PO 2330
Gilroy, Ca 95021
Lic # 903089
408-710-0078 Cell
408-677-5711 Main
888-511-4735 Fax
cleanroom @verizon.net E-mail
Littlebrothersconstruction.com - Web Site
Cleanromrent.com - Backup Facility for Customer Use

EXHIBIT C

LIST OF REAGENTS

Hazard Class	[illegible]	pure, mixture, solid, liquid, gas	Maximum quantity on hand	Units	SARA Class	DOT Hazard Class	waste	Note	MSDS?	soft copy on dc
Class IA	2-Methylbutane	PL	1.05668	GA	F	3		pentanes, liquid	x	x
Class IB	2-Propanol	PL	4.22672	GA	F	3			x	x
Class IB	Acetone	PL	2.11336	GA	F	3			x	x
Class IB	Ethyl Alcohol 200 Proof	PL	4.3582264	GA	F	3			x	x
Class IB	Methanol	PL	6.34008	GA	F	3			x	x
Class IB	Rubbing Alcohol	ML	11	GA	F	3			x	x
Class IB, Toxic	Toluene, anhydrous	PL	0.26417	GA	FI	3			x	x
Class IC	1-Butanol	PL	1.188765	GA	F	3			x	x
Class IC	1-Propanol	PL	1.05668	GA	F	3			x	x
Class IC	Alcohol 70%	ML	21.1336	GA	F	3			x	x
Class IC	DMSO	PL	0.26417	GA	F	3			x	x
Class IC	KaryoMAX Giemsa stain	ML	0.0026417	GA	F	3		methanol 10-40%	x	x
Class IC	Xylene	ML	2.11336	GA	F	3			x	x
Class IC, Toxic	Gram Staining Kit	ML	1.05668	GA	FI	3			x	x
TOTAL [illegible]			46.8153031							
Class II	[illegible]	PL	1.05668	GA	F	3			x	x
Class I [illegible]	Waste Flammable Liquid NOS	ML	10	GA	F					
Class I [illegible], Toxic	Waste Flammable Liquid NOS Toxic	PL	2.5	GA	F,I					
Corrosive	Acetic Acid, glacial	PL	0.264	GA	R					
Corrosive	[illegible]	PS	0.00264...	GA	R	8	corrosive solid		x	x
Corrosive	Sodium hydroxide 10N	ML	0.52834	GA	R	8			x	x
Corrosive	Sodium hydroxide 1N	ML	0.52834	GA	R	8			x	x
Corrosive	Sodium hydroxide pellets	PS	1.05668	GA	R	8			x	x
Corrosive	Trichloroacetic Acid	PS	0.052834	GA	R	8			x	x
Corrosive, Class 3	Ethanolamine	PL	0.135	GA	RF	8			x	x
Corrosive, Toxic	Lactic Acid	PL	0.132085	GA	RI	8			x	x
Corrosive, Toxic	Potassium Hydroxide	PS	0.132085	GA	RI	8			x	x
Corrosive, Toxic	Bouin's solution	ML	0.26417	GA	RI	8 (6.1)	Corrosive Liquid, Acidic, Organic, n.o.s., (Formaldehyde and Acetic Acid)		x	x
Corrosive, Toxic	Glutaraldehyde solution, Grade I	ML	0.052834	GA	RI	8 (6.1)	Corrosive liquid, toxic n.o.s. (Glutaral)		x	x
Corrosive	Waste Corrosive Liquid, Organic	ML	2	GA	R					
Corrosive	Waste Sodium Hydroxide	ML	2	GA	R					
total corrosive			7.66297225							
Flammable solid	Paraformaldehyde	PS	6.61386	LB	F	4.1			x	x
Highly Toxic	sodium azide	PS	0.0551155	LB	I	6.1			x	x
Highly Toxic	Sodium [illegible]	PS	0.0220462	LB	I	6.1			x	x
total toxic			0.0771617							
Toxic	Barium Chloride dihydrate, 99%	PS	1.10231	LB	I	6.1			x	x
Toxic	Chloroform	PL	0.501823	GA	I	6.1			x	x
Toxic	Citric Acid	PS	11.2	LB	I				x	x
Toxic	Crystal violet solution	PL	0.52834	GA	I				x	x
Toxic	Digitonin	MS	0.00110231	LB	I	6.1			x	x
Toxic	Guanidine hydrochloride	PS	1.10231	LB	I				x	x
Toxic	Hydroxylamine HCl	PS	0.0110231	LB	I				x	x
Toxic	Neopentyl Glycol	PS	1.10231	LB	I	6.1			x	x
Toxic	Neutral Buffered Formalin	ML	1.05668	GA	I	9			x	x
Toxic	Sodium cacodylate trihydrate 98%	PS	0.0551155	LB	I	6.1			x	x
Toxic	5-azacytidine	PS	0.220462	LB	D		NOT		x	x
Toxic	Ethylene Glycol	PL	0.26417	GA	D		NOT		x	x
Toxic	phorbol myristate acetate	PS	0.0440924	LB	D		NOT		x	x
Toxic, Class 3	2-mercaptoethanol	PL	0.132085	GA	IF	6.1			x	x
Toxic	Waste Toxic Liquid, Organic, Formaldehyde	ML	2	GA	I					
total toxic			14.8387253	lb						
			364.5346							
			762.3436							
Cryogenics, non-flammable	liquid CO2	PL	300	GA	PI					x
Cryogenics, non-flammable	liquid nitrogen	PL	750	GA	PI					x
	dry ice	PS	150	LB	PI					x
	Air	PS	422	CF	PI					

Totals	
Class IA Flammables	1.05668 Gal
Class IB Flammables	16.6782364 Gal

AIRCRE

STANDARD SUBLEASE

(Short-form to be used with post-1995 AIR leases)

(NOTE: DO NOT USE IF LESS THAN ENTIRE PREMISES ARE BEING SUBLET. FOR SITUATIONS WHERE THE PREMISES ARE TO BE OCCUPIED BY MORE THAN ONE TENANT OR SUBTENANT USE THE "STANDARD SUBLEASE-MULTI-TENANT" FORM)

1. **Basic Provisions ("Basic Provisions").**

1.1 **Parties:** This Sublease ("**Sublease**"), dated for reference purposes only March 13, 2019, is made by and between InSite Vision, Inc. ("**Sublessor**") and AgeX Therapeutics, Inc. ("**Sublessee**"), (collectively the "**Parties**", or individually a "**Party**").

1.2 **Premises:** That certain real property, including all improvements therein, and commonly known as (street address, city, state, zip) 965 Atlantic Avenue located in the County of Alameda, State of California and generally described as (describe briefly the nature of the property) approximately 23,911 square feet of space ("**Premises**").

1.3 **Term:** 1 years and 11 months commencing upon Master Lessor's approval ("**Commencement Date**") and ending 12/31/2020 ("**Expiration Date**").

1.4 **Early Possession:** If the Premises are available Sublessee may have non-exclusive possession of the Premises commencing seven (7) days prior to Lease Commencement Date ("**Early Possession Date**").

1.5 **Base Rent:** $35,866.50 per month ("**Base Rent**"), payable on the 1st day of each month commencing on the first month, for the first 12 months. Beginning on the 13th month, Base Rent shall increase to $36,942.50 through the remainder of the Term.

☑ If this box is checked, there are provisions in this Sublease for the Base Rent to be adjusted.

1.6 **Base Rent and Other Monies Paid Upon Execution:**

(a) **Base Rent:** $35,866.50 for the period ________.

(b) **Security Deposit:** $71,733.00 ("**Security Deposit**").

(c) **Association Fees:** ________ for the period ________.

(d) **Other:** $40,000.00 for FF&E.

(e) **Total Due Upon Execution of this Lease:** $147,599.50.

1.7 **Agreed Use:** The Premises shall be used and occupied only for Office, biotechnology, R&D, product production and distribution or any other permitted use and for no other purposes.

1.8 **Real Estate Brokers:**

(a) **Representation:** The following real estate brokers (the "**Brokers**") and brokerage relationships exist in this transaction (check applicable boxes):

☑ CBRE, Inc. represents Sublessor exclusively ("**Sublessor's Broker**");

☑ Kidder Mathews represents Sublessee exclusively ("**Sublessee's Broker**"); or

☐ ________ represents both Sublessor and Sublessee ("**Dual Agency**").

(b) **Payment to Brokers:** Upon execution and delivery of this Sublease by both Parties, Sublessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of ________ or ________ % of the total Base Rent) for the brokerage services rendered by the Brokers.

1.9 **Guarantor.** The obligations of the Sublessee under this Sublease shall be guaranteed by N/A ("**Guarantor**").

1.10 **Attachments.** Attached hereto are the following, all of which constitute a part of this Sublease:

☑ an Addendum consisting of Paragraphs 14 through 23;

☐ a plot plan depicting the Premises;

☐ a Work Letter;

☑ a copy of the master lease and any and all amendments to such lease (collectively the "**Master Lease**");

☐ other (specify): ________.

2. **Premises.**

2.1 **Letting.** Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. **Note: Sublessee is advised to verify the actual size prior to executing this Sublease.**

2.2 **Condition.** Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("**Start Date**"), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("**HVAC**"), and any items which the Sublessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Sublessee, shall be in good operating condition on said date. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respect to such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Sublessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements. If Sublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non-compliance,

malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense.

2.3 **Compliance.** Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. **NOTE: Sublessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Sublessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed.** If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same.

2.4 **Acknowledgements.** Sublessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Sublessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (c) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Sublessor, (e) the square footage of the Premises was not material to Sublessee's decision to sublease the Premises and pay the Rent stated herein, and (f) neither Sublessor, Sublessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5 **Americans with Disabilities Act.** In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at: ☐ Sublessor's expense ☑ Sublessee's expense.

3. **Possession.**

3.1 **Early Possession.** Any provision herein granting Sublessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.2 **Delay in Commencement.** Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 6.3 of this Sublease).

3.3 **Sublessee Compliance.** Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.

4. **Rent and Other Charges.**

4.1 **Rent Defined.** All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

4.2 **Utilities.** Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

5. **Security Deposit.** The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 6.3 of this Sublease).

6. **Master Lease.**

6.1 Sublessor is the lessee of the Premises by virtue of the "Master Lease", wherein BSREP Marina Village Owner, LLC is the lessor, hereinafter the "**Master Lessor**".

6.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

6.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

6.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: See Addendum to Sublease.

6.5 The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the "**Sublessee's Assumed Obligations**". The obligations that sublessee has not assumed under paragraph 6.4 hereof are hereinafter referred to as the "**Sublessor's Remaining Obligations**".

6.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

6.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

6.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

7. **Assignment of Sublease and Default.**

7.1 Sublessor hereby assigns and transfers to Master Lessor Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

7.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to

Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. In the event, however, that the amount collected by Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

7.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

7.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

8. Consent of Master Lessor.

8.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

8.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties, then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

8.3 In the event that Master Lessor does give such consent then:

(a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

(b) The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

(c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

(d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

(e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

(f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

(g) Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this Sublease shall not constitute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor in the Master Lease (see Paragraph 39.2 of the Master Lease).

8.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

8.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

8.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default if Sublessee does so within the same number of days set forth in the notice of default given to Sublessor. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

9. Additional Brokers Commissions.

~~9.1 Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.~~

~~9.2 If a separate brokerage fee agreement is attached then Master Lessor agrees that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule attached to such brokerage fee agreement.~~

~~9.3 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.~~

~~9.4 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 9. Broker shall be deemed to be a third-party beneficiary of this paragraph 9.~~

10. Representations and Indemnities of Broker Relationships. The Parties each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Sublease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

11. Attorney's fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing

Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

12. **No Prior or Other Agreements; Broker Disclaimer.** This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

13. **Accessibility; Americans with Disabilities Act.**

(a) The Premises:

☑ have not undergone an inspection by a Certified Access Specialist (CASp). Note: A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential except as necessary to complete repairs and corrections of violations of construction related accessibility standards.

In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certificate to Lessee within 7 days of the execution of this Lease.

(b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED

Executed At: Cranbury, NJ
On: 03-21-2019

By Sublessor:
InSite Vision, Inc.

By: [signature]
Name Printed: Jayesh Shah
Title: Board of Director
Phone: 609 819 8202
Fax:
Email: jayesh.shah@[illegible].com

By:
Name Printed:
Title:
Phone:
Fax:
Email:

Executed At: ALAMEDA, CA
On: 3-15-19

By Sublessee:
AgeX Therapeutics, Inc.

By: [signature]
Name Printed: Michael D. West, Ph.D.
Title: Chief Executive Officer
Phone: 510-871-4190
Fax: 510-871-4154
Email:

By:
Name Printed:
Title:
Phone:
Fax:
Email:

INITIALS [initials]

INITIALS [initials]

Address: 270 Prospect Plains Road
Cranbury, New Jersey 08512

Federal ID No.: ________

Address: 1010 Atlantic Avenue, Suite 102
Alameda, CA 94501
Federal ID No.: ________

BROKER
CBRE, Inc.

Attn: Grant Jones
Title: Senior Vice President

Address: 1111 Broadway, Suite 1850, Oakland, CA 94607
Phone: 510-874-1907
Fax: 510-834-9158
Email: grant.jones@cbre.com
Federal ID No.: 95-2743174
Broker/Agent BRE License #: 01743255

BROKER
Kidder Mathews

Attn: Eric Bluestein
Title: Execute Vice President, Partner

Address: 101 Mission Street, San Francisco, CA 94105
Phone: 415-229-8888
Fax: 415-229-8987
Email: ericb@kiddermathews.com
Federal ID No.: ________
Broker/Agent BRE License #: 01720416

Consent to the above Sublease is hereby given.

Executed At: ________
Executed On: ________

By Master Lessor:
BSREP Marina Village Owner, LLC

By: ________
Name Printed: ________
Title: ________
Phone: ________
Fax: ________
Email: ________

By: ________
Name Printed: ________
Title: ________
Phone: ________
Fax: ________
Email: ________

Address: ________
Federal ID No.: ________

Executed At: ________
Executed On: ________

By Guarantor:

____

By: ________
Name Printed: ________
Title: ________
Address: ________

By: ________
Name Printed: ________
Title: ________
Address: ________

INITIALS

INITIALS

CBRE

California Sale/Lease Disclosures

Property: 965 Atlantic Ave., Alameda CA

California Natural Hazard Disclosures. *California law requires the transferor and/or the transferor's agent, as soon as practicable before the transfer/sale of real property, to disclose to any prospective transferee the fact that the property is located in the following: (1) A SPECIAL FLOOD HAZARD AREA (Any type Zone "A" or "V") designated by the Federal Emergency Management Agency; (2) AN AREA OF POTENTIAL FLOODING shown on a dam failure inundation map pursuant to §8589.5 of the Government Code; (3) A VERY HIGH FIRE HAZARD SEVERITY ZONE pursuant to §51178 or §51179 of the Government Code, which will subject the owner of such property to the maintenance requirements of §51182 of the Government Code; (4) A WILDLAND AREA THAT MAY CONTAIN SUBSTANTIAL FOREST FIRE RISKS AND HAZARDS pursuant to §4125 of the Public Resources Code, which will subject the owner of such property to the maintenance requirements of §4291 of the Public Resources Code; (5) AN EARTHQUAKE FAULT ZONE pursuant to §2622 of the Public Resources Code, and (6) A SEISMIC HAZARD ZONE pursuant to §2696 of the Public Resources Code. The transferor shall provide any prospective transferee with a Natural Hazard Disclosure Statement for the Property in a form sufficient to satisfy California law.*

Flood Zones. *Many lenders require flood insurance for properties located in flood zones, and government authorities may regulate development and construction in flood zones. Whether or not located in a flood zone, properties can be subject to flooding and moisture problems, especially properties on a slope or in low-lying areas. Buyers/tenants should have their experts confirm whether the Property is in a flood zone and otherwise investigate and evaluate these matters.*

Earthquakes. Whether or not located in a designated earthquake fault or seismic hazard zone, all properties in California are subject to earthquake risks and may be subject to state and local earthquake-related requirements, including retrofit requirements. Among other items, water heaters must be braced, anchored or strapped to resist falling or horizontal displacement, and in sales transactions sellers must execute a written certification that water heaters are so braced, anchored or strapped (California Health and Safety Code §19211). Buyers/tenants should have their experts confirm and otherwise investigate and evaluate these matters. More information may be found in the California Commercial Property Owner's Guide to Earthquake Safety, available at www.seismic.ca.gov.

Fires. Properties, whether or not located in a designated fire hazard zone, are subject to fire/life safety risks and may be subject to state and local fire/life safety-related requirements, including retrofit requirements. Have your experts investigate and evaluate these matters.

Hazardous Materials and Underground Storage Tanks. Due to prior or current uses of the Property or in the areas or the construction materials used, the Property may have hazardous or undesirable metals (including but not limited to lead-based paint), minerals (including but not limited to asbestos), chemicals, hydrocarbons, petroleum-related compounds, or biological or radioactive/emissive items (including but not limited to electrical and magnetic fields) in soils, water, building components, above or below-ground tanks/containers or elsewhere in areas that may or may not be accessible or noticeable. Such items may leak or otherwise be released. Asbestos has been used in items such as fireproofing, heating/cooling systems, insulation, spray-on and tile acoustical materials, floor tiles and coverings, roofing, drywall and plaster. If the Property was built before 1978 and has a residential unit, sellers/landlords must disclose all reports, surveys and other information known to them regarding lead-based paint to buyers/tenants and allow for inspections (42 United States Code §4851 et seq.). Sellers/landlords are required to advise buyers/tenants if they have any reasonable cause to believe that any hazardous substance has come to be located on or beneath the Property (California Health and Safety Code §25359.7), and sellers/landlords must disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, buyers and tenants (California Health and Safety Code §25915 et seq.); buyers/tenants have similar obligations. If sellers/landlords know of the presence of mold that exceeds permissible exposure limits or poses a health threat, they are required to disclose that information in writing (California Health and Safety Code §26140). For residential properties, all contracts for sale must include certain mandated disclosures regarding gas and hazardous waste pipelines (California Civil Code §2079.10.5). Have your experts investigate and evaluate these matters.

Americans with Disabilities Act (ADA). The Americans With Disabilities Act (42 United States Code §12101 et seq.) and other federal, state and local requirements may require changes to the Property. All commercial property owners and/or lessors are required to state on every lease form or rental agreement whether the property has undergone inspection by a Certified Access Specialist (CASp), and, if so, whether the property has or has not been determined to meet all applicable construction-related accessibility standards (California Civil Code §1938). Have your experts investigate and evaluate these matters.

Taxes. Sales, leases and other real estate transactions can have federal, state and local tax consequences. In sales transactions, Internal Revenue Code §1445 requires buyers to withhold and pay to the IRS 15% of the gross sales price within 20 days of the date of a sale unless the buyers can establish that the sellers are not foreigners, generally by having the sellers sign a Non-Foreign Seller Affidavit. Depending on the structure of the transaction, the tax withholding liability can exceed the net cash proceeds to be paid to the sellers at closing. California imposes an additional withholding requirement equal to 3 1/3% of the gross sales price not only on foreign sellers but also out-of-state sellers and sellers leaving the state if the sales price exceeds $100,000. Withholding generally is required if the last known address of a seller is outside California, if the proceeds are disbursed outside of California, or if a financial intermediary is used. Have your experts investigate and evaluate these matters.

Seller/Landlord Disclosure of Material Facts, Delivery of Reports, and Compliance with Laws. Sellers/landlords are hereby requested to disclose directly to buyers/tenants all facts known to sellers/landlords that materially affect the value or desirability of the Property and are not readily observable nor known to the buyer/tenant, including, but not limited to, facts regarding hazardous materials, zoning, construction, design, engineering, soils, title, survey, fire/life safety, and other matters, and to provide buyers/tenants with copies of all reports in the possession of or accessible to sellers/landlords regarding the Property. In California, if a pest control report is a condition of the purchase contract, then buyers/tenants are entitled to receive a copy of the report and any certification and notice of work completed (California Civil Code §1099). Sellers/landlords and buyers/tenants must comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Property Inspections and Evaluations. Buyers/tenants should have the Property thoroughly inspected and all parties should have the transaction thoroughly evaluated by the experts of their choice. Ask your experts what investigations and evaluations may be appropriate as well as the risks of not performing any such investigations or evaluations. Information regarding the Property supplied by the real estate brokers has been received from third party sources and has not been independently verified by the brokers. Have your experts verify all information regarding the Property, including any linear or area measurements, the availability of all utilities, applicable zoning, and entitlements for the intended use. All work should be inspected and evaluated by your experts, as they deem appropriate. Any projections or estimates are for example only, are based on assumptions that may not occur, and do not represent the current or future performance of the property. Real estate brokers are not experts concerning, nor can they determine if any expert is qualified to provide advice on, legal, tax, design, ADA, engineering, construction, soils, title, survey, fire/life safety, insurance, hazardous materials, or other such matters. Such areas require special education and, generally, special licenses not possessed by real estate brokers. Consult with the experts of your choice regarding these matters.

CONSULT YOUR ADVISORS – This document has legal consequences. No representation or recommendation is made by Broker as to the legal or tax consequences of this Agreement or the transaction(s) which it contemplates. This form is not intended to substitute for any disclosures the law requires that the parties make to each other. These are questions for your attorney and financial advisors.

CBRE

> Please note that the terms "Seller" and "Buyer" are defined by the CA Civil Code to include a lessor and lessee, respectively.
>
> *If you are a Listing Agent* - you must deliver the form to the seller/lessor before entering into the listing agreement. If the buyer/lessee is not represented by an agent, you must also deliver the form to it within one business day after receiving an offer from the buyer/lessee.
>
> *If you are the Buyer's Agent* - you must deliver the form to the buyer/lessee as soon as the buyer/lessee seeks your services, but in any event before the buyer/lessee signs an offer. In addition, you must also deliver the form to the seller/lessor before or concurrently with presenting an offer.

DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP

(As required by the Civil Code)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER'S AGENT

A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

BUYER'S AGENT

A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties. An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer. In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.

(b) Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, the agent may not, without the express permission of the respective party, disclose to the other party that the Seller will accept a price less than the listing price or that the Buyer will pay a price greater than the price offered. The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction. This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the Civil Code set forth on the reverse hereof. Read it carefully

CBRE, INC.	[signature] 3-15-19
Agent	**Buyer/Lessee Signature** **(Date)**
[signature] 8/28/2018	AGEX THERAPEUTICS MICHAEL WEST
Associate Licensee Signature **(Date)**	**Buyer/Lessee Printed Name**
Mark Kol	
Associate Licensee Printed Name	**Seller/Lessor Signature** **(Date)**
	Seller/Lessor Printed Name

As used in Sections 2079.14 to 2079.24, inclusive, the following terms have the following meanings:

(a) "Agent" means a person acting under provisions of Title 9 (commencing with Section 2295) in a real property transaction, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code, and under whose license a listing is executed or an offer to purchase is obtained.

(b) "Associate licensee" means a person who is licensed as a real estate broker or salesperson under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code and who is either licensed under a broker or has entered into a written contract with a broker to act as the broker's agent in connection with acts requiring a real estate license and to function under the broker's supervision in the capacity of an associate licensee. The agent in the real property transaction bears responsibility for his or her associate licensees who perform as agents of the agent. When an associate licensee owes a duty to any principal, or to any buyer or seller who is not a principal, in a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the associate licensee functions.

(c) "Buyer" means a transferee in a real property transaction, and includes a person who executes an offer to purchase real property from a seller through an agent, or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction. "Buyer" includes vendee or lessee.

(d) "Dual agent" means an agent acting, either directly or through an associate licensee, as agent for both the seller and the buyer in a real property transaction.

(e) "Listing agreement" means a contract between an owner of real property and an agent, by which the agent has been authorized to sell the real property or to find or obtain a buyer.

(f) "Listing agent" means a person who has obtained a listing of real property to act as an agent for compensation.

(g) "Listing price" is the amount expressed in dollars specified in the listing for which the seller is willing to sell the real property through the listing agent.

(h) "Offering price" is the amount expressed in dollars specified in an offer to purchase for which the buyer is willing to buy the real property.

(i) "Offer to purchase" means a written contract executed by a buyer acting through a selling agent which becomes the contract for the sale of the real property upon acceptance by the seller.

(j) "Real property" means any estate specified by subdivision (1)or (2) of Section 761 in property which constitutes or is improved with one to four dwelling units, any leasehold in this type of property exceeding one year's duration, and mobile homes, when offered for sale or sold through an agent pursuant to the authority contained in Section 10131.6 of the Business and Professions Code.

(k) "Real property transaction" means a transaction for the sale of real property in which an agent is employed by one or more of the principals to act in that transaction, and includes a listing or an offer to purchase.

(l) "Sell," "sale," or "sold" refers to a transaction for the transfer of real property from the seller to the buyer, and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of Section 2985, and transactions for the creation of a leasehold exceeding one year's duration.

(m) "Seller" means the transferor in a real property transaction, and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an offer to purchase real property of which he or she is the owner from an agent on behalf of another. "Seller" includes both a vendor and a lessor.

(n) "Selling agent" means a listing agent who acts alone, or an agent who acts in cooperation with a listing agent, and who sells or finds and obtains a buyer for the real property, or an agent who locates property for a buyer or who finds a buyer for a property for which no listing exists and presents an offer to purchase to the seller.

(o) "Subagent" means a person to whom an agent delegates agency powers as provided in Article 5 (commencing with Section 2349) of Chapter 1 of Title 9. However, "subagent" does not include an associate licensee who is acting under the supervision of an agent in a real property transaction.

Listing agents and selling agents shall provide the seller and buyer in a real property transaction with a copy of the disclosure form specified in Section 2079.16, and, except as provided in subdivision (c), shall obtain a signed acknowledgment of receipt from that seller or buyer, except as provided in this section or Section 2079.15, as follows:

(a) The listing agent, if any, shall provide the disclosure form to the seller prior to entering into the listing agreement.

(b) The selling agent shall provide the disclosure form to the seller as soon as practicable prior to presenting the seller with an offer to purchase, unless the selling agent previously provided the seller with a copy of the disclosure form pursuant to subdivision.

(c) Where the selling agent does not deal on a face-to-face basis with the seller, the disclosure form prepared by the selling agent may be furnished to the seller (and acknowledgment of receipt obtained for the selling agent from the seller) by the listing agent, or the selling agent may deliver the disclosure form by certified mail addressed to the seller at his or her last known address, in which case no signed acknowledgment of receipt is required.

(d) The selling agent shall provide the disclosure form to the buyer as soon as practicable prior to execution of the buyer's offer to purchase, except that if the offer to purchase is not prepared by the selling agent, the selling agent shall present the disclosure form to the buyer not later than the next business day after the selling agent receives the offer to purchase from the buyer.

In any circumstance in which the seller or buyer refuses to sign an acknowledgment of receipt pursuant to Section 2079.14, the agent, or an associate licensee acting for an agent, shall set forth, sign, and date a written declaration of the facts of the refusal.

2079.17.

(a) As soon as practicable, the selling agent shall disclose to the buyer and seller whether the selling agent is acting in the real property transaction exclusively as the buyer's agent, exclusively as the seller's agent, or as a dual agent representing both the buyer and the seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller, the buyer, and the selling agent prior to or coincident with execution of that contract by the buyer and the seller, respectively.

(b) As soon as practicable, the listing agent shall disclose to the seller whether the listing agent is acting in the real property transaction exclusively as the seller's agent, or as a dual agent representing both the buyer and seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the listing agent prior to or coincident with the execution of that contract by the seller.

(c) The confirmation required by subdivisions (a) and (b) shall be in the following form:

SAMPLE ONLY – DO NOT FILL OUT
______ is the Listing agent of (check one): ( ) the seller exclusively; or ( ) both the buyer and seller.
______ is the Selling agent, *if not the same as the Listing Agent*, of (check one): ( ) the buyer exclusively; or ( ) the seller exclusively; or ( ) both the buyer and seller.

(d) The disclosures and confirmation required by this section shall be in addition to the disclosure required by Section 2079.14.

No selling agent in a real property transaction may act as an agent for the buyer only, when the selling agent is also acting as the listing agent in the transaction.

The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determinative of a particular agency relationship between an agent and the seller or buyer. A listing agent and a selling agent may agree to share any compensation or commission paid, or any right to any compensation or commission for which an obligation arises as the result of a real estate transaction, and the terms of any such agreement shall not necessarily be determinative of a particular relationship.

Nothing in this article prevents an agent from selecting, as a condition of the agent's employment, a specific form of agency relationship not specifically prohibited by this article if the requirements of Section 2079.14 and Section 2079.17 are complied with.

A dual agent shall not disclose to the buyer that the seller is willing to sell the property at a price less than the listing price, without the express written consent of the seller. A dual agent shall not disclose to the seller that the buyer is willing to pay a price greater than the offering price, without the express written consent of the buyer. This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to confidential information other than price.

Nothing in this article precludes a listing agent from also being a selling agent, and the combination of these functions in one agent does not, of itself, make that agent a dual agent.

A contract between the principal and agent may be modified or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship.

Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a fiduciary duty or a duty of disclosure.

CBRE

First American Natural Hazard Disclosures

FANHD Commercial Property Disclosure Reports

The Natural Hazard Disclosure Abstract For ALAMEDA County

Property Address: 965 ATLANTIC AVE
ALAMEDA, ALAMEDA COUNTY, CA 94501
("Property")

APN: 074-1341-109
Report Date: 10/11/2017
Report Number: 2182005

Natural Hazard Disclosure ("NHD") Statement and Acknowledgment of Receipt

The transferor and his or her agent(s) or a third-party consultant disclose the following information with the knowledge that even though this is not a warranty, prospective transferees may rely on this information in deciding whether and on what terms to purchase the Property. Transferor hereby authorizes any agent(s) representing any principal(s) in this action to provide a copy of this statement to any person or entity in connection with any actual or anticipated sale of the Property.

The following are representations made by the transferor and his or her agent(s) or a third-party consultant based on their knowledge and maps drawn by the state and federal government. This information is a disclosure and is not intended to be part of any contract between the transferee and the transferor. THIS REAL PROPERTY LIES WITHIN THE FOLLOWING HAZARDOUS AREA(S):

A SPECIAL FLOOD HAZARD AREA (Any type Zone "A" or "V") designated by the Federal Emergency Management Agency
Yes____ No X Do not know and information not available from local jurisdiction ____

AN AREA OF POTENTIAL FLOODING shown on a dam failure inundation map pursuant to Section 8589.5 of the Government Code.
Yes____ No X Do not know and information not available from local jurisdiction____

A VERY HIGH FIRE HAZARD SEVERITY ZONE pursuant to Section 51178 or 51179 of the Government Code. The owner of this Property is subject to the maintenance requirements of Section 51182 of the Government Code.
Yes____ No X

A WILDLAND AREA THAT MAY CONTAIN SUBSTANTIAL FOREST FIRE RISK AND HAZARDS pursuant to Section 4125 of the Public Resources Code. The owner of this Property is subject to the maintenance requirements of Section 4291 of the Public Resources Code. Additionally, it is not the state's responsibility to provide fire protection services to any building or structure located within the wildlands unless the Department of Forestry and Fire Protection has entered into a cooperative agreement with a local agency for those purposes pursuant to Section 4142 of the Public Resources Code.
Yes____ No X

AN EARTHQUAKE FAULT ZONE pursuant to Section 2622 of the Public Resources Code.
Yes____ No X

A SEISMIC HAZARD ZONE pursuant to Section 2696 of the Public Resources Code.
Yes (Landslide Zone)____ Yes (Liquefaction Zone) X

No____ Map not yet released by state____

THESE HAZARDS MAY LIMIT YOUR ABILITY TO DEVELOP THE REAL PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED, ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT A PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. TRANSFEREE(S) AND TRANSFEROR(S) MAY WISH TO OBTAIN PROFESSIONAL ADVICE REGARDING THOSE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY.

[signature] 9/19/18

Signature of Transferor(s) Date Signature of Transferor(s) Date

DocuSigned by: [signature] 9/19/2018

Signature of Agent Date Signature of Agent Date

☐ Transferor(s) and their agent(s) represent that the information herein is true and correct to the best of their knowledge as of the date signed by the transferor(s) and agent(s).

☒ Transferor(s) and their agent(s) acknowledge that they have exercised good faith in the selection of a third-party report provider as required in Civil Code Section 1103.7, and that the representations made in this Natural Hazard Disclosure Statement are based upon information provided by the independent third-party disclosure provider as a substituted disclosure pursuant to Civil Code Section 1103.4. Neither transferor(s) nor their agent(s) (1) has independently verified the information contained in this statement and Report or (2) is personally aware of any errors or inaccuracies in the information contained on the statement. This statement was prepared by the provider below:

Third-Party Disclosure Provider(s) FIRST AMERICAN PROFESSIONAL REAL ESTATE SERVICES, INC. OPERATING THROUGH ITS FANHD DIVISION.
Date 11 October 2017

Transferee represents that he or she has read and understands this document. Pursuant to Civil Code Section 1103.8, the representations in this Natural Hazard Disclosure Statement do not constitute all of the transferor's or agent's disclosure obligations in this transaction.

[signature] 9/[illegible]/18

Signature of Transferee(s) Date Signature of Transferee(s) Date

FANHD Commercial Property Disclosure Reports
Terms and Conditions

First American Natural Hazard Disclosures

Property Address: 965 ATLANTIC AVE
ALAMEDA, ALAMEDA COUNTY, CA 94501
("Property")

APN: 074-1341-109
Report Date: 10/11/2017
Report Number: 2182005

TERMS and CONDITIONS

ACCEPTANCE OR USE OF THIS REPORT CONSTITUTES APPROVAL AND ACCEPTANCE OF THE TERMS, CONDITIONS, AND LIMITATIONS STATED HEREIN.

This Report is made for the real property specifically described in the Report (the "Property") and solely for the transaction for which it was originally purchased ("Transaction").

1) No Third Party Reliance on This Report. Only the transferor(s) and transferee(s), and their agents/brokers, if any, involved in the Transaction (collectively, the "Recipients") may use and rely on this Report and only after they have paid in full for the Report.

2) Seller and Seller's Agent's Responsibility of Full Disclosure. Recipients are obligated to make disclosures, and always disclose material facts, that are within their actual knowledge.

3) Scope of Report. This Report is limited to determining whether the Property is in those specified natural hazard zones as defined in the Report. The Report is not a geologic report or a land survey and no site inspection has been made in producing the Report. This Report is not an insurance policy.

4) Changes to Government Record after Report Date. This Report is issued as of the Report Date identified in the Report. FANHD shall have no obligation to advise any Recipient of any information learned or obtained after the Report Date even if such information would modify or otherwise affect the Report. Subsequent to FANHD acquisition of Government Records, changes may be made to said Government Records and FANHD is not responsible for advising the Recipients of any changes. FANHD will update this Report upon request and at no charge during the transaction process for which this Report was issued, but not to exceed one year from the date of the Report. Likewise, FANHD is not liable for any impact on the Property that any change to the Government Records may have.

5) Government Record Sources.FANHD relies upon the Government Records without conducting an independent investigation of their accuracy. FANHD assumes no responsibility for the accuracy of the Government Records. FANHD makes no warranty or representation of any kind, express or implied, with respect to the Report. FANHD expressly disclaims and excludes any and all other express and implied warranties, including, without limitation, warranties of merchantability or fitness for a particular purpose. The FANHD Report is "AS IS".

6) Limitation of FANHD's Liability.FANHD's total liability and responsibility to all Recipients collectively for any and all liabilities, causes of action, claim or claims, including but not limited to claims for breach of contract or negligence, shall be limited to the price paid for the Report. FANHD expressly disclaims any liability for Recipients indirect, incidental and/or consequential damages, including without limitation lost profits even if such damages are foreseeable. In the event of any error, omission or inaccuracy in the FANHD Report for which FANHD is liable, FANHD shall have no duty to defend or pay any attorneys' fees, costs or expenses incurred by the Recipients, or any of them. The Recipients, and each of them, expressly waive the benefits of California Civil Code Section 2778. FANHD has not conducted an independent investigation of the accuracy of the information provided by the Recipient. FANHD assumes no responsibility for the accuracy of information provided by the Recipient. FANHD shall be subrogated to all rights of any claiming party against anyone including, but not limited to, another party who had actual knowledge of a matter and failed to disclose it to the Recipients in writing prior to the close of escrow.

7) Governing Law. The Report shall be governed by, and construed in accordance with, the laws of the State of California.

8) Small Claims or Arbitration. This provision constitutes an agreement to arbitrate disputes on an individual basis. Any party may bring an individual action in small claims court instead of pursuing arbitration. All disputes and claims arising out of or relating to the Report must be resolved by binding arbitration. This Report to arbitrate includes, but is not limited to, all disputes and claims between FANHD, transferor(s) and transferee(s) and claims that arose prior to purchase of the Report. This agreement to arbitrate applies to transferor(s) and transferee(s) successors in interest, assigns, heirs, spouses, and children. As noted above, a party may elect to bring an individual action in small claims court instead of arbitration, so long as the dispute falls within the jurisdictional requirements of small claims court.

Any arbitration must take place on an individual basis. FANHD, transferor(s) and transferee(s) agree that they are waiving any right to a jury trial and to bring or participate in a class, representative, or private attorney general action, and further agree that the arbitrator lacks the power to consider claims for injunctive or declaratory relief, or to grant relief affecting anyone other than the individual claimant.

The arbitration is governed by the Commercial Arbitration Rules and the Supplementary Procedures for Consumer Related Disputes (the "AAA Rules") of the American Arbitration Association ("AAA"), as modified by this Agreement, and will be administered by the AAA. Company will pay all AAA filing, administration and arbitrator fees for any arbitration it initiates and for any arbitration initiated by another party for which the value of the claims is $75,000 or less, unless an arbitrator determines that the claims have been brought in bad faith or for an improper purpose, in which case the payment of AAA fees will be governed by the AAA Rules. A COPY OF THESE RULES IS AVAILABLE FROM THE AAA'S WEB SITE AT WWW.ADR.ORG OR ON REQUEST FROM THE COMPANY. THE ARBITRATION AWARD MAY INCLUDE ATTORNEY'S FEES IF ALLOWED BY FEDERAL, STATE, OR OTHER APPLICABLE LAW AND MAY BE ENTERED AS A JUDGMENT IN ANY COURT OF PROPER JURISDICTION.

ADDENDUM TO STANDARD SUBLEASE

This SUBLEASE ADDENDUM ("**Addendum**") is attached to, incorporated into and amends and supplements that certain Standard Sublease (the "**Sublease**") dated March 032, 2019 by and between InSite Vision, Inc., a Delaware corporation ("**Sublessor**"), and AgeX Therapeutics, Inc., a Delaware corporation ("**Sublessee**"). Sublessor and Sublessee agree that notwithstanding anything contained in the Sublease to the contrary, the Sublease as modified by the provisions set forth in this Addendum represents the full negotiated agreement of the parties, and the provisions of this Addendum will be deemed to be a part of the Sublease and will supersede any contrary or conflicting provision in the Sublease and prevail and control for all purposes. This Addendum, together with the Sublease itself, and all other Exhibits, Riders and Addenda attached thereto represents the fully integrated and binding agreement of the parties. All references in the Sublease and in this Addendum to "Sublease" are to be construed to mean the Sublease as amended and supplemented by this Addendum. All terms used in this Addendum, unless specifically defined in this Addendum, have the same meaning as such terms have in the Sublease.

14. AMENDMENTS TO SUBLEASE FORM:

(a) The following sentence is added at the end of Section 1.7:

"Any changes or additions to the Agreed Use shall be subject to Master Landlord's prior written consent. Sublessor shall not unreasonably withhold its consent to any changes or additions to the Agreed Use, provided Master Landlord has previously consented thereto."

(b) Section 2.2 of the Sublease is deleted in its entirety and replaced with the following language:

"Sublessee has completely inspected the Premises and hereby accepts the Premises in their "AS-IS" condition existing as of the date hereof, and with all its faults, including without limitation, any faults and conditions specifically referenced in this Sublease; provided, however, all systems serving the Premises shall be in good working order and condition. No person acting on behalf of Sublessor is authorized to make, and by execution thereof, Sublessee acknowledges and agrees that, except as specifically provided in the Sublease, Sublessor has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future. Further, Sublessee acknowledges that Sublessor has not made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business or with respect to the condition of (a) the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("**HVAC**"), load doors, sump pumps, if any, or all other such elements in the Premises; or (b) the structural elements of the roof bearing walls and foundation of the buildings on the Project (the "**Buildings**"). Sublessee shall investigate all requirements under all laws, statutes, ordinances, rules and regulations of any governmental authority having jurisdiction of the Premises and the Agreed Use of the Premises in its "as-is", "where-is" and "how-is" condition.

SUBLESSEE'S INITIALS: ___________"

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(c) Section 5 of the Sublease is deleted in its entirety and replaced with the following language:

> "On the Execution Date, Sublessee shall deliver to Sublessor the Security Deposit in the amount specified in Section 1.6, as security for the full and faithful performance of every provision of this Sublease to be performed by Sublessee. If Sublessee Defaults with respect to any provision of this Sublease, including but not limited to the provisions relating to the payment of Rent, Sublessor may use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other amount which Sublessor may spend or become obligated to spend by reason of Sublessee's Default, to repair damages to any part of the Premises or the Building, to clean the Premises or to compensate Sublessor for any other loss or damage which Sublessor may suffer by reason of Sublessee's Default. Sublessor shall not be required to keep the Security Deposit separate from its general funds, and Sublessee shall not be entitled to interest on the Security Deposit. Without limiting the generality of the foregoing, Sublessee waives the provisions of California Civil Code Section 1950.7, or any successor statute."

(d) The following shall be added to the end of Paragraph 6.3 of the Sublease:

> "; provided, however, Sublessor shall have no duty to perform any obligations of Master Lessor which are, by their nature, the obligation of an owner or manager of real property. By way of illustration and not limitation, Sublessor shall not be required to provide any services (including janitorial, utilities, HVAC service, security, or use of common areas or parking facilities) or to perform any maintenance or repairs which Master Lessor is or may be required to provide or perform under the Master Lease. Sublessor shall have no responsibility for or be liable to Sublessee for any default, failure or delay on the part of Master Lessor in the performance or observance by Master Lessor of any of its obligations under the Master Lease, nor shall such default by Master Lessor affect this Sublease or waive or defer the performance of any of Sublessee's obligations under this Sublease, including without limitation the obligation to pay Rent; and Sublessee hereby expressly waives the provisions of any statute, ordinance or judicial decision, now or hereafter in effect, which would give Sublessee the right to make repairs at the expense of Sublessor, or to claim any actual or constructive eviction by virtue of any interruption in access, services or utilities to, or any failure to make repairs in or to, the Premises or the Buildings or the Project. Notwithstanding the foregoing, the parties do contemplate that Master Lessor will, in fact, perform its obligations under the Master Lease and in the event of any default or failure of such performance by Master Lessor, Sublessor agrees that it will, upon notice from Sublessee, make demand upon Master Lessor to perform its obligations under the Master Lease and, provided that Sublessee specifically agrees to pay all costs and expenses of Sublessor and provides Sublessor with security reasonably satisfactory to Sublessor to pay such costs and expenses, Sublessor will take appropriate legal action to enforce the Master Lease."

(e) Section 6.4 of the Sublease is deleted in its entirety and replaced with the following:

> "During the term of this Sublease and for all periods subsequent for the obligations

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within the meaning of this Sublease and the Master Lease, in the Master Lessor consent document. The parties shall cooperate in good faith to receive Master Lessor's consent; provided, however approval of Sublessee's proposed alterations or Sublessee's list of reagents and/or chemicals shall not operate to extend the ten (10) day period of time provided in this Section 8.1 to receive Master Lessor's consent."

15. ASSIGNMENT OR SUBLETTING

15.1 Except with the prior written consent of Master Landlord and Sublessor, which shall not be unreasonably withheld, conditioned or delayed, Sublessee shall not (a) assign, convey or mortgage this Sublease or any interest under it; (b) allow any transfer thereof or any lien upon Sublessee's interest by operation of law; (c) further sublet the Premises or any part thereof or (d) permit the occupancy of the Premises or any part thereof by anyone other than Sublessee. If Sublessor consents to any assignment of this Sublease or further subletting of the Premises, Sublessor shall use reasonable efforts to obtain the consent of Master Landlord. All costs of obtaining Master Landlord's consent shall be borne by Sublessee.

15.2 No permitted assignment shall be effective and no permitted sublease shall commence unless and until any default by Sublessee hereunder has been cured. No permitted assignment or subletting shall relieve Sublessee from Sublessee's obligations and agreements under this Sublease and Sublessee shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or subletting had been made.

15.3 Sublessee shall have the right to assign or sublease this Sublease in accordance with Section 12(j) of the Master Lease, provided Sublessee gives Sublessor written notice at least ten (10) days prior to the effective date of the transfer.

16. SURRENDER

16.1 On the Expiration Date, or upon the earlier termination of the Sublease or of Sublessee's right to possession of the Premises, Sublessee will at once surrender and deliver up the Premises, together with all improvements thereon, to Sublessor in good condition and repair, reasonable wear and tear excepted; conditions existing because of Sublessee's failure to perform maintenance, repairs or replacements as required of Sublessee under this Sublease shall not be deemed "reasonable wear and tear." Said improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment. Sublessee shall surrender to Sublessor all keys to the Premises.

16.2 If Sublessee performs any Alterations, Sublessee shall be obligated to remove such Alterations and restore the Premises to the condition existing on the Commencement Date (or on such earlier date as Sublessee first entered the Premises) if the Master Lease requires such removal and restoration by Sublessor.

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which have arisen during the term of this Sublease and do not pertain to or arise from acts or omissions of Sublessor before the term of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: Basic Lease Information (except for the Use), Sections 2(b), 15, and Exhibit A of the Marina Village Industrial Gross Office Lease; Section 4, the second to last addition in Section 5, Section 7, and Sections 14 and 15 of the Addendum to Lease; sections 1, 3, 4 and 5 of the Amendment No. 1 to Marina Village Office Tech Lease; the entirety of the Amendment No. 2 to Marina Village Office Tech Lease; Sections 1 -8, 10, 13, and Exhibits A and B of Amendment No. 3 to Marina Village Office Tech Lease; the entirety of the Amendment No. 4 to Marina Village Office Tech Lease; Sections 2-8, 11, 13, and Exhibits B-F of Amendment No. 5 to Marina Village Office Tech Lease; and Sections 1-4, 8, and 11 of Amendment No. 6 to Marina Village Office Tech Lease. Sublessee's Assumed Obligations shall expressly exclude obligations of Sublessor arising during or pertaining to periods prior to the Commencement Date, regardless of whether Master Landlord asserts such obligations during the term of this Sublease or whether any such obligations are outstanding on the Commencement Date. Obligations arising under Section 4 and Section 5 of the Master Lease shall be apportioned between Sublessor and Sublessee as follows: (i) all such obligations with respect to years prior to 2019 shall be paid by Sublessor as Sublessor's Remaining Obligations, and shall not be Sublessee's Assumed Obligations; and (ii) the amount payable under Sections 4 and 5 with respect to 2019 shall be apportioned between Sublessor and Sublessee as follows: such amount multiplied by a fraction the numerator of which is the number of days from January 1, 2019 to (but not including) the Early Possession Date and the denominator of which is 365 shall be apportioned to and paid by Sublessor as part of Sublessor's Remaining Obligations; and the balance shall be apportioned to and paid by Sublessee as part of Sublessee's Assumed Obligations."

(f) The following paragraph shall be added as a new Section 7.4 of the Sublease:

"7.4. Upon the occurrence of any one or more Default(s), Sublessor may exercise any remedy against Sublessee which Master Landlord may exercise for default by Sublessor under the Master Lease. Without limiting the generality of the foregoing, Sublessor may exercise the damage remedies available under California Civil Code Sections 1951.2 and 1951.4 or any similar or successor statute which provides that a lessor may continue a lease in effect and recover damages as they become due."

(g) The following is added to the end of Section 8.1:

"The parties acknowledge that it will be a condition of Sublessee's obligations under this Sublease that Master Lessor's consent include Master Lessor's approval of (i) this Sublease, (ii) Sublessee's proposed alterations of the Premises in concept provided that any plans and specifications shall remain subject to Master Lessor's approval following receipt of Master Lessor's consent, and (iii) Sublessee's list of reagents and chemicals pursuant to Section 24.1 of this Sublease; provided that the inclusion of any reagent or chemical on such list shall not constitute or be deemed an admission that such reagent or chemical is a Hazardous Substance

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All other Alterations in or upon the Premises made by Sublessee shall become a part of and shall remain upon the Premises upon such termination without compensation, allowance or credit to Sublessee. Said right shall be exercisable by Sublessor's giving written notice thereof to Sublessee not less than twenty (20) days prior to such Expiration Date or more than twenty (20) days after any earlier termination. Sublessee shall repair any damage occasioned by such removal or restoration. If Sublessor or Master Landlord requires removal of any Alteration made by Sublessee, or a portion thereof, and Sublessee does not make such removal in accordance with this Section, Sublessor may remove the same (and repair any damage occasioned thereby), and dispose thereof, or at its election, warehouse the same. Sublessee shall pay the costs of such removal, repair and warehousing on demand.

16.3 Prior to the Commencement Date, Sublessor has complied with all requirements of Alameda County to decommission the use of hazardous materials at the Premises. Prior to the expiration or earlier termination of this Sublease, Sublessee shall be responsible, at its sole cost and expense, for compliance with any requirements of Alameda County or any other agency with jurisdiction over the Premises for decommissioning Sublessee's use of hazardous materials. Upon its surrender of the Premises, Sublessee shall deliver to Sublessor evidence that Sublessee has complied with such requirements, and Sublessee shall not be considered to have surrendered the Premises without providing such evidence.

16.4 On the Expiration Date, or upon the earlier termination of the Sublease or of Sublessee's right to possession of the Premises, Sublessee shall remove Sublessee 's articles of personal property and fixtures incident to Sublessee's business ("Sublessee's Property"); provided, however that Sublessee shall repair any injury or damage to the Premises which may result from such removal, and shall restore the Premises to the same condition as prior to the installation thereof. If Sublessee does not remove Sublessee's Property from the Premises on or before the Expiration Date or the earlier termination of this Sublease, Sublessor may, at its option, remove the same (and repair any damage occasioned thereby and restore the Premises as aforesaid) and dispose thereof or warehouse the same, and Sublessee shall pay the cost of such removal, repair, restoration or warehousing to Sublessor on demand. or Sublessor may treat said Sublessee's Property as having been conveyed to Sublessor with this Sublease acting as a bill of sale therefor, without further payment or credit by Sublessor to Sublessee.

17. HOLDING OVER.

17.1 Sublessee has no right to occupy the Premises or any portion thereof after the Expiration Date or after the termination of this Sublease or of Sublessee's right to possession hereunder. In the event Sublessee or any party claiming by, through or under Sublessee holds over, Sublessor may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, and to recover damages, including without limitation, damages payable by Sublessor to Master Landlord by reason of such holdover.

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17.2 Without limiting Sublessor's rights under Section 17.1, for each and every month or partial month that Sublessee or any party claiming by, through or under Sublessee remains in occupancy of all or any portion of the Premises after the Expiration Date or after the earlier termination of this Sublease or of Sublessee's right to possession, Sublessee shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to double the rate of Rent payable by Sublessee hereunder immediately prior to the Expiration Date or the earlier termination of this Sublease or of Sublessee's right to possession. The acceptance by Sublessor of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over.

18. **WAIVER OF STATUTORY PROVISIONS**. Sublessee hereby waives and releases any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

19. **CASP DISCLOSURE**. Pursuant to Section 1938 of the California Civil Code, Sublessor hereby advises Sublessee that the Premises have not undergone inspection by a Certified Access Specialist (a "**CASp**") during the Sublessor's lease of the Premises, nor, to Sublessor's actual knowledge (without any duty of inquiry, as of the date of this Sublease), prior to Sublessor's lease of the Premises. Further, pursuant to Section 1938 of the California Civil Code, Sublessor notifies Sublessee of the following: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises." In furtherance of the foregoing, and notwithstanding anything set forth in this Sublease to the contrary, Sublessor and Sublessee hereby agree as follows: (a) any CASp inspection requested by Sublessee shall be conducted, at Sublessee's sole cost and expense, by a CASp designated by Sublessor and Master Lessor, subject to Sublessor and Master Lessor's reasonable rules and requirements; (b) Sublessee, at its sole cost and expense, shall be responsible for making any improvements or repairs within the Premises to correct violations of construction-related accessibility standards; and (c) if anything done by or for Sublessee in its use or occupancy of the Premises shall require any improvements or repairs to the Buildings or Project (outside the Premises) to correct violations of construction-related accessibility standards), then Sublessee, at its sole cost and expense, shall be responsible for making any such improvements or repairs."

20. **MASTER LEASE**. Except as otherwise expressly provided in this Sublease, Sublessee shall perform all affirmative covenants and shall refrain from performing any act which is prohibited by the negative covenants of the Master Lease, where the obligation to perform or refrain from performing is by its nature imposed upon the party in possession of the

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Premises. If practicable, Sublessee shall perform affirmative covenants, excluding the payment of Rent, which are also covenants of Sublessor under the Master Lease at least five (5) days prior to the date when Sublessor's performance is required under the Master Lease. Sublessor shall have the right to enter the Premises to cure any default by Sublessee for its failure to act in accordance with this Section.

21. NOTICES

21.1 All notices which may or are required to be given by either party to the other shall be in writing and shall be deemed given when received or refused if personally delivered, or if sent by United States registered or certified mail, postage prepaid, return receipt requested, or if sent by a nationally recognized next business day commercial delivery service providing receipted delivery, in any such case (a) if to Sublessee prior to the Commencement Date, all notices shall be addressed to Sublessee at the address specified in the signature block, and if to Sublessee on or after the Commencement Date, all notices shall be sent to Sublessee at the Premises or at such other place as Sublessee may from time to time designate by notice in writing to Sublessor (provided, however, if Sublessee has abandoned the Premises, any such notice may be properly sent to Sublessee's agent for service of process), or (b) if for Sublessor, addressed to Sublessor at the address specified in the signature block or at such other place as Sublessor may from time to time designate by notice in waiting to Sublessee. Each party agrees promptly to deliver a copy of any notice, demand, request, consent or approval received from Master Landlord.

21.2 Any notice delivered by Sublessor in connection with, or as a precondition to, a Default by Sublessee shall be in lieu of and not in addition to any notice to pay rent or notice to perform covenant required under law.

22. FURNITURE, FIXTURES, AND EQUIPMENT. Upon the Commencement Date of the Term, Sublessee shall purchase all of the furniture, fixtures and equipment, including cubicles, office furniture, chairs and conference room tables, currently located within the Premises (the "FF&E"), which are more particularly described on Exhibit A attached hereto and incorporated by reference herein, for the sum of Forty Thousand Dollars ($40,000.00) pursuant to a bill of sale in substantially the form attached hereto as Exhibit C and incorporated by reference herein. Such FF&E will be provided by Sublessor in its "AS IS" condition, with all faults and defects, and Sublessee shall take possession of and use such FF&E at Sublessee's sole risk and in compliance with all applicable laws. Sublessor shall have no obligation to repair, maintain, service, replace or insure the FF&E, all of which shall be the obligation of Sublessee. Sublessee may remove and relocate components of the FF&E without obtaining the prior written consent of Sublessor. Sublessor represents and warrants that it has good and marketable title to the FF&E, free and clear of all liens or other encumbrances including any Uniform Commercial Code filings. Sublessee understands and acknowledges that Sublessor has made no other representations or warranties whatsoever as to the FF&E, including no representations as to the FF&E's condition or fitness for a particular purpose. Sublessee shall be responsible for removing the FF&E from the Premises upon the expiration or earlier termination of this Sublease, and repairing any damage caused by such removal.

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23. **CERTIFICATES OF COMPLETION.** Sublessor shall use commercially reasonable efforts to obtain, certificates of completion or similar approvals (each a "**Certificate of Completion**") from the City of Alameda (the "**City**") for all alterations or improvements to the Premises performed prior to the Lease Commencement Date on behalf of Sublessor. Sublessor shall not be responsible for obtaining any Certificates of Completion required for work performed by the Master Lessor or any other third party. Sublessor makes no representation that any Certificate of Completion may be obtained. In no event shall the Commencement Date be delayed on account of efforts to obtain any Certificate of Completion nor on account of whether any Certificate of Completion is or is not successfully obtained. If any inspection of the Premises or any part thereof is required by the City for the issuance of a Certificate of Completion, Sublessee shall provide access to the Premises for such inspection, provided that Sublessee receives not less than two business days prior notice of the date of the inspection and scope of the inspection, including the portion of the Premises to be inspected. Sublessee may require the postponement or rescheduling of any such inspection to avoid or limit interruption with Sublessee's use of the Premises. If any modification, alteration, or replacement of any portion or component of the Premises or system within the Premises is required: (i) as a result of any such inspection, provided such modification, alteration or replacement is related solely to the work for which the permit in question was issued, or (ii) to obtain a Certificate of Completion and the City requires such Certificate of Completion in order for Sublessee's work to be performed ("**Additional Work**"), the Additional Work shall be performed as promptly as practicable by one or more licensed contractors selected by Sublessor. Sublessor shall pay all costs of the Additional Work and shall obtain (as Sublessor's sole expense) all consents or approval of Master Lessor required under the Master Lease for the performance of the Additional Work. Sublessor shall indemnify and defend Sublessee from any and all costs of performing and installing the Additional Work. To the extent of any Material Interruption (as defined below) of Sublessee's use of the Premises or portion thereof that continues for more than one (1) business day following notice from Sublessee to Sublessor of such Material Interruption, Base Rent shall abate beginning on the second (2nd) business day following the occurrence of such Material Interruption until the Material Interruption ceases. The amount of such Base Rent abatement shall be determined based on the number of square feet of space subject to such Material Interruption and the number of days such Material Interruption continues; except that if the Material Interruption pertains to Sublessee's clean room as shown on Exhibit X, the Base Rent for the entire Premises shall abate for the duration of the Material Interruption of such space. A **Material Interruption** shall be deemed to have occurred if Sublessee's access to or use of any portion of the Premises is subject to interference that makes use of such portion of the Premises impractical in the ordinary course of Sublessee's business.

24. **MISCELLANEOUS.**

24.1 Sublessee represents and warrants to Sublessor that: (a) Sublessee is familiar with the provisions of the Master Lease insofar as they pertain to the Premises and Sublessee's use and occupation thereof under this Sublease; (b) Sublessee has the right and power to execute and deliver this Sublease and to perform its obligations hereunder; (c) the person or persons executing this Sublease for Sublessee are fully authorized to so act and no other action is required to bind Sublessee to this Sublease; and (d) Sublessee is duly organized and in good standing in its state of

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formation and is authorized to conduct business in the state where the Premises are located.

24.2 Sublessee agrees to comply with all rules and regulations that Master Landlord has made or may hereafter from time to time make for the Building. Sublessor shall not be liable in any way for damage caused by the non-observance by any of the other tenants of such similar covenants in their leases or of such rules and regulations.

24.3 On the Commencement Date, Sublessee shall reimburse Sublessor for any fees or consideration which Sublessor is required to pay to Master Landlord under Section 12(i) of the Master Lease on account of its consideration of Sublessor's request to enter into this Sublease.

25. ENVIRONMENTAL.

25.1 Sublessee's use of Hazardous Materials (as defined in the Master Lease) shall be subject to Section 6(b) of the Master Lease. Sublessee shall provide Sublessor with a list of those Hazardous Materials it intends to use in the operation of Sublessee's business, and such list shall be subject to the prior approval of the Master Landlord.

25.2 Sublessee shall indemnify, defend, and hold harmless Sublessor and its employees, agents, members, managers, successors and assigns from all fines, suits, procedures, claims and actions of every kind and all costs, associated therewith (including reasonable attorneys' and consultant's fees) arising out of or in any way connected with any deposit, spill, discharge, release of Hazardous Materials or other violation of applicable law that occurs during the Term of this Sublease at or from the Premises, or, to the extent caused by Sublessee or its employees, agents, contractors, visitors, sublessors, assignees, invitees, guests or representatives, or which arises at any time, from Sublessee's failure to provide all information, make all submissions, and take all actions required by all governmental authorities under the applicable laws. Sublessee's obligations and liabilities under this Section 24.2 shall survive the expiration or termination of this Sublease.

26. PARKING AND SIGNAGE.

26.1 In addition to the use and occupancy of the Premises, Sublessee shall be entitled to access to and use of parking spaces in the parking facilities servicing the Atlantic Building (as defined in the Master Lease) pursuant to the provisions of Section 7 of Amendment No. 6 to the Master Lease.

26.2 Subject to Master Landlord's prior written approval in accordance with the Master Lease, Sublessee shall be entitled to signage, at Sublessee's sole cost and expense; provided such signage is consistent with the signage used by Master Landlord in the Building and in compliance with Master Landlord's then-current standard signage program, if any.

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THE ABOVE IS HEREBY ACKNOWLEDGED AND AGREED TO:

SUBLESSOR:

INSITE VISION, INC.,
a Delaware corporation

By:____________________
Name: JAYESH SHAH
Title: BOARD OF DIRECTOR

SUBLESSEE:

AGEX THERAPEUTICS, INC.,
a Delaware corporation

By:____________________
Name: MICHAEL WEST
Title: CEO

By:____________________
Name:____________________
Title:____________________

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EXHIBIT A

MASTER LEASE

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MARINA VILLAGE
INDUSTRIAL GROSS OFFICE LEASE
BASIC LEASE INFORMATION

Date: September 1, 1996

Landlord: ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership

Tenant: INSITE VISION INCORPORATED, a Delaware corporation

		Lease Reference
Premises and Building:	Approximately 18,869 rentable square feet (rsf) in 965 Atlantic Avenue and approximately 10,533 rsf in 2020 Challenger Drive, Alameda, California	Paragraph 1
Term Commencement:	January 1, 1997	Paragraph 2
Term Expiration:	December 31, 2001	Paragraph 2
Base Rent:		Paragraph 3(a)

	965 Atlantic Ave.	2020 Challenger Dr.	Total
1/1/97 - 12/31/97	$24,661.78/month	$13,471.71/month	$38,133.49
1/1/98 - 12/31/98	$25,416.54/month	$13,893.03/month	$39,309.57
1/1/99 - 12/31/99	$26,171.30/month	$14,314.35/month	$40,485.65
1/1/00 - 12/31/00	$26,926.06/month	$14,735.67/month	$41,661.73
1/1/01 - 12/31/01	$27,680.82/month	$15,156.99/month	$42,837.81

Tenant's Percentage Share:	965 Atlantic Premises - 18,869 rsf ÷ 23,911 rsf = 78.91% 2020 Challenger Premises - 10,533 rsf ÷ 20,254 rsf = 31.54%	Paragraph 4(a)
Base Year:	1997	Paragraph 4(a)
Use:	Research, development and light manufacturing with ancillary office.	Paragraph 6
Security Deposit:	None required.	Paragraph 15
Tenant's Address for Notices:	INSITE VISION INCORPORATED 965 Atlantic Avenue Alameda, California 94501	Paragraph 19
Landlord's Address for Notices:		Paragraph 19

Alameda Real Estate Investments
c/o Vintage Properties
314 Lytton Avenue
Palo Alto, CA 94301
Attn: Joseph R. Seiger

With a Copy To:
Marina Village
1150 Marina Village Parkway
Suite 100
Alameda, CA 94501
Attn: Property Manager

Exhibit(s) and Addendum(s): Paragraph 22

Exhibit A: Diagram of leased Premises
Addendum

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: M.D. [signature]

Its: Vice President

LANDLORD:

ALAMEDA REAL ESTATE INVESTMENTS,
a California limited partnership

By: Vintage Alameda Investments, LP
a California limited partnership, operating general partner

By: Vintage Properties - Alameda Commercial,
a California corporation, managing general partner

By: ____________________

Its: ____________________

D:\leasedoc\insite.bli



MARINA VILLAGE
INDUSTRIAL GROSS
OFFICE TECH
LEASE

THIS LEASE, dated as of September 1, 1996, for purposes of reference only, is made and entered into by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and INSITE VISION INCORPORATED, a Delaware corporation ("Tenant").

WITNESSETH

1. Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord for the term of this Lease and at the rental and upon the conditions set forth below, the premises described in the Basic Lease Information and identified on the diagram attached hereto as Exhibit A. Landlord and Tenant agree that the amount of rentable square feet as set forth in the Basic Lease Information, shall be binding and conclusive for all purposes of this Lease. Subject to any obligations of Landlord as set forth below relating to improvement of the premises, Tenant shall accept the premises in its "as-is" condition at the commencement of the term. The premises are located within the building (the "Building") commonly known as described in the Basic Lease Information.

2. Term.

a. The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. If Landlord, for any reason whatsoever, cannot deliver possession of the premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event, subject to any contrary provisions in any agreement with Landlord related to the initial improvement of the premises, rental shall be waived for the period between commencement of the term and the time when Landlord can deliver possession. If, for any reason beyond Landlord's reasonable control, Landlord is unable to obtain necessary governmental approvals to complete and deliver possession of the premises to Tenant, then Landlord may, upon notice to Tenant, terminate this Lease and both parties shall be relieved of any and all obligations hereunder.

b. Subject to a mutually agreed upon time frame, Landlord shall coordinate and pay the costs of recarpeting and repainting Tenant's 965 Atlantic premises and provide turnkey improvements with Tenant's 2020 Challenger premises; provided, however Landlord's maximum expenditure towards such improvements shall be $3.00 per rsf of Tenant leased premises, or $88,206.00. Additionally, Landlord agrees to reimburse Tenant's leasing consultant, CB Commercial, $2.00 per rsf of Tenant's leased premises, or $58,804.00 within 15 days of term commencement under the Lease.

3. Rent.

a. Tenant shall pay to Landlord as rental the amount specified in the Basic Lease Information as the Base Rent, payable in advance on the commencement of the term and on or before the first day of each and every successive calendar month during the term. If the term commences on other than the first day of a calendar month, the first payment of rent shall be appropriately prorated on the basis of a 30-day month. The anniversary date for rental increases as set forth in the Basic Lease Information shall be the first calendar day of the month in which the Lease term commenced. If the last day of the term falls on a date other than the last day of the month, then the term shall be extended so that the last day of the term shall be the last calendar day of the month in which the term would otherwise end.

b. Tenant shall pay, as additional rent, all amounts of money required to be paid to Landlord by Tenant under this lease in addition to monthly rent, whether or not the same be designated "additional rent". If such amounts are not paid at the time provided in this Lease, they shall nevertheless be collectable as additional rent with the next installment of monthly rent thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord.

(SEE ADDENDUM TO LEASE)

c. Tenant hereby acknowledges that late payment by the Tenant to Landlord of rent and other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the premises. Accordingly, if any installments of rent or any other sums due from Tenant shall not be received by Landlord when due, then Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

(SEE ADDENDUM TO LEASE)

d. Any amount due to Landlord, if not paid when due, shall bear interest from the date due until the date paid at the rate of ten percent (10%) per annum or, if a higher rate is legally permissible, at the highest rate legally permitted, provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

e. All payments due from Tenant to Landlord hereunder shall be made to Landlord without deduction or offset in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate in writing to Tenant.

4. Taxes and Operating Expenses. (SEE ADDENDUM TO LEASE)

a. For each calendar year during the term after the year specified in the Basic Lease Information as the Base Year, Tenant shall pay its percentage share, as specified in the Basic Lease Information, of the increase in Property Taxes over Base Property Taxes

and its percentage share of the increase in Operating Expenses for such calendar year over Base Operating Expenses. For the purposes hereof, "Property Taxes" shall mean all real property taxes and assessments or governmentally imposed fees or charges (and any tax levied wholly or partly in lieu thereof) levied, assessed, confirmed, imposed or which have become a lien against the Building (which for the purposes of defining "Property Taxes" shall include the land underlying the Building), and "Operating Expenses" shall mean: (1) all costs of management, operation, maintenance, and repair of the Building, (2) the cost of all insurance maintained by Landlord with respect to the Building and (3) the share allocable to the Building of dues and assessments payable under any reciprocal easement or common area maintenance agreements or declaration or by any owners' associations affecting the Building. "Base Property Taxes" shall mean those Property Taxes payable during the fiscal year ending in June of the Base Year and "Base Operating Expenses" shall mean Operating Expenses incurred by Landlord during the Base Year. Operating Expenses for both the Base Year and each subsequent calendar year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Building been 100% occupied.

b. In the event the Building is not separately assessed for tax purposes, then the Property Taxes to be paid by Tenant shall be Tenant's percentage share of the product obtained by multiplying the total of the real property taxes and assessments levied against the tax parcel of which the Building is a part by a fraction, the numerator of which is the rentable area of the Building and the denominator of which is total rentable area of all improvements located within the tax parcel of which the Building is a part.

c. Tenant shall pay to Landlord each month at the same time and in the same manner as monthly rent 1/12th of Landlord's estimate of the increase in Property Taxes and Operating Expenses from Base Property Taxes and Base Operating Expenses from the then current calendar year. Within 90 days after the close of each calendar year, or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of actual Property Taxes and Operating Expenses for such calendar year. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall refund such excess to Tenant within 30 days of delivery of such statement. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement. The obligations of Landlord and Tenant under this subparagraph with respect to the reconciliation between estimated payments and actual Property Taxes and Operating Expenses for the last year of the term shall survive the termination of the Lease.

5. <u>Other Taxes.</u> Tenant shall pay or reimburse Landlord for any taxes upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures, and other personal property located in the premises or leasehold improvements made in or to the premises at Tenant's expense; for any taxes, if any, measured by or reasonably attributable to Tenant Improvements paid for by Landlord or Tenant in excess of $30.00 per square foot; for any taxes, assessments, fees, or charges imposed by any public authority or private community maintenance association upon or by reason of the development, possession, use or occupancy of the premises or the parking facilities used by Tenant in connection with the premises; and for any gross receipts tax imposed with respect to the rental payable hereunder.

6. <u>Use.</u> (SEE ADDENDUM TO LEASE)

a. The premises shall be used and occupied by Tenant solely for the use set forth in the Basic Lease Information. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, and requirements in effect during the term regulating Tenant's activities or the use by Tenant of the premises. Tenant shall not use or permit the use of the premises in any manner that will tend to create waste or a nuisance, or which shall tend unreasonably to disturb other tenants of the Building or adjacent buildings, nor shall Tenant place or maintain any signs on or visible from the exterior of the premises without Landlord's written consent, or use any corridors, sidewalks, or other areas outside of the premises for storage or any purpose other than access to the premises. Except as provided in paragraph 6(b) below, Tenant shall not use, keep, or permit to be used or kept on the premises any foul or noxious gas or substance, nor shall Tenant do or permit to be done anything in and about the premises, either in connection with activities hereunder expressly permitted or otherwise, which would cause a cancellation of any policy of insurance (including fire insurance) maintained by Landlord in connection with the premises or the Building or which would violate the terms of any covenants, conditions, or restrictions affecting the Building or the land on which it is located.

b. Tenant shall not cause, or allow anyone else to cause, any hazardous, toxic, or radioactive materials (collectively "Hazardous Materials") to be used, generated, stored, or disposed of on or about the premises or the Building without the prior written consent of Landlord, which consent may be withheld in the sole discretion of Landlord and which consent may be revoked at any time. Tenant shall strictly comply with all statutes, laws, ordinances, rules, regulations, and precautions now or hereafter mandated or advised by any federal, state, local or other governmental agency with respect to the use, generation, storage, or disposal of Hazardous Materials. As herein used, Hazardous Materials shall include, but not be limited to, those materials identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as amended from time to time, and those substances defined as "hazardous substances", "hazardous materials", "hazardous wastes", or other similar designations in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq. and any other governmental statutes, laws, ordinances, rules, regulations, precautions.

7. <u>Utilities.</u>

a. Tenant shall pay for all water, sewer, gas, electricity, heat, cooling, energy, telephone, refuse collection, alarm monitoring services, and other utility-type services furnished to Tenant or the premises, together with all related installation or connection charges or deposits. Wherever it is practical to do so such services shall be separately metered or charged to Tenant by the provider thereof and paid for directly by Tenant. To the extent any of the foregoing services are provided by Landlord, Tenant shall reimburse Landlord for all actual out-of-pocket costs incurred by Landlord in connection with the provision of such services as billed by the provider thereof based on Landlord's reasonable estimate of the level of Tenant's use or consumption of such services. Landlord shall bill Tenant for such services as incurred and payment shall be made by Tenant within ten (10) days after submittal of Landlord's statement.

(SEE ADDENDUM TO LEASE)

b. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting therefrom, and there shall not be any rent abatement, by reason of any interruption or curtailment whatsoever in utility services which is due to fire, accident, strike, governmental authority, act of God or other causes beyond the reasonable control of Landlord or any temporary interruption in such service which is necessary to the making of alterations, repairs or improvements to the Buildings or any part of it.

8. <u>Maintenance, Repairs and Alterations.</u> (SEE ADDENDUM TO LEASE)

a. Subject to the provisions of paragraph 10 below, and except for damages caused by Tenant, its agents or invitees,

Landlord shall keep in good condition and repair the foundations and exterior walls and roof of the Building and all common areas within the Building not leased to tenants. Tenant expressly waives the benefits of any statute which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the premises or the Building in good order, condition, and repair.

(SEE ADDENDUM TO LEASE)

b. Tenant shall, at Tenant's expense, maintain the interior portion of the premises (including, but not limited to, all plumbing and electrical connections, outlets and light bulbs) in good condition and repair. If Tenant fails to do so, Landlord may, but shall not be required to, enter the premises and put them in the same condition as upon the commencement of the Lease term, and Landlord's out-of-pocket costs thereof shall automatically become due and payable as additional rent. Tenant shall be responsible for the provision, at its own expense, of appropriate janitorial service for the premises. Tenant shall also cause to be maintained, at its expense and in good operating condition and repair, all heat, ventilating, and air conditioning equipment installed in the premises. If Landlord so elects, Tenant shall retain the services of Landlord or a maintenance company retained by it to perform maintenance of Tenant's heating, ventilating and air conditioning equipment and shall reimburse Landlord for the cost thereof upon demand. At the expiration of the term Tenant shall deliver up possession of the premises in good condition and repair, only ordinary wear and tear excepted.

(SEE ADDENDUM TO LEASE)

c. Tenant shall not, without Landlord's prior consent, make any alterations, improvements, or additions in or about the premises. In requesting Landlord's consent, Tenant shall submit to Landlord complete drawings and specifications describing such work and the identity of the proposed contractor. As a condition to giving such consent, Landlord may, among other things, require that Tenant remove any such alterations, improvements or additions at the expiration of the term, and restore the premises to their prior condition. Before commencing any work relating to alterations, additions, or improvements affecting the premises, Tenant shall notify Landlord of the expected date of commencement thereof and of the anticipated cost thereof, and shall furnish such information as shall reasonably be requested by Landlord substantiating Tenant's ability to pay for such work. Landlord shall then have the right at any time and from time to time to post and maintain on the premises such notices as Landlord reasonably deems necessary to protect the premises and Landlord from mechanics' liens or any other liens. In any event, Tenant shall pay when due all claims for labor or materials furnished to or for Tenant at or for use in the premises. Tenant shall not permit any mechanics' liens to be levied against the premises for any labor or materials furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the premises by or at the direction of Tenant. All alterations, improvements, or additions in or about the premises performed by or on behalf of Tenant shall be done in a first-class, workmanlike manner, shall not unreasonably lessen the value of the leasehold improvements in the premises, and shall be completed in compliance with all applicable laws, ordinances, regulations, and orders of any governmental authority having jurisdiction thereover, as well as the requirements of insurers of the premises and the Building. Upon Landlord's request, Tenant shall remove any contractor, subcontractor, or material supplier from the premises and the Building if the work or presence of such person or entity results in labor disputes in or about the Building or the Marina Village Project, or damage to the premises, Building or Project. Unless Landlord requires their removal as set forth above, all alterations, improvements or additions which may be made on the premises shall become the property of Landlord and remain upon and be surrendered with the premises at the expiration of the term; provided, however, that Tenant's machinery, equipment and trade fixtures, other than any which may be affixed to the premises so that they cannot be removed without material damage to the premises, shall remain the property of Tenant and may be removed by Tenant provided further Tenant shall be responsible for repairing all damage to the premises caused by such removal.

9. __Insurance and Indemnity.__ (SEE ADDENDUM TO LEASE)

a. Tenant shall obtain and maintain during the term of this Lease comprehensive general liability insurance with combined single limit for personal injury and property damage in a form and with carriers acceptable to Landlord in an amount not less than $1,000,000, and employer's liability and workers' compensation insurance as required by law. Tenant's comprehensive general liability insurance policy shall be endorsed to provide that (i) it may not be canceled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days' prior written notice to Landlord, (ii) Landlord is named as additional insured, (iii) the insurer acknowledges acceptance of the mutual waiver of claims by Landlord and Tenant pursuant to subparagraph (b) below, and (iv) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. If, in the opinion of Landlord's insurance adviser, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, such coverage shall be appropriately increased. Prior to the commencement of the term, Tenant shall deliver to Landlord a duplicate of such policy or a certificate thereof to Landlord for retention by it, with endorsements, and at least 30 days prior to the expiration of such policy or any renewal thereof, Tenant shall deliver to Landlord a replacement or renewal binder, followed by duplicate policy or certificate within a reasonable time thereafter. If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policy or certificate as herein required, Landlord may, at its election, without notice to Tenant and without any obligation to do so, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord.

b. Landlord hereby waives all claims against Tenant, and Tenant's officers, directors, partners, employees, agents and representatives for loss or damage to the extent that such loss or damage is insured against under any valid and collectible insurance policy insuring Landlord or would have been insured against but for any deductible amount under any such policy, and Tenant waives all claims against Landlord including Landlord's officers, directors, partners, employees, agents, and representatives for loss or damage to the extent such loss or damage is insured against under any valid and collectible insurance policy insuring Tenant or required to be maintained by Tenant under this Lease, or would have been insured against but for any deductible amount under any such policy.

(SEE ADDENDUM TO LEASE)

c. As this Lease does not involve the public interest and insurance is available to Tenant which will protect it against such claims, damage, injury or death, Tenant hereby waives all claims against Landlord for damage to any property or injury to or death of any person in, upon or about the premises or the Building arising at any time and from any cause. Tenant shall hold Landlord harmless from and defend Landlord against all claims (except such as arises from the sole negligence or willful misconduct of Landlord, its agents, employees or contractors) (i) for damage to any property or injury to or death of any person arising from the use of the premises by Tenant, or (ii) arising from the negligence or willful misconduct of Tenant, its employees, agents, or contractors in, upon or about those portions of the Building other than the premises. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made or may be made. The provisions of this paragraph 9 shall survive the termination of this Lease with respect to any damage, injury, or death occurring prior to such termination.

10. __Damage or Destruction.__ (SEE ADDENDUM TO LEASE)

a. If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk which is wholly covered by insurance,

Landlord shall proceed with reasonable diligence to repair the damage or destruction and this Lease shall not be terminated; provided, however, that if in the opinion of Landlord's architect the work of repair cannot be completed in 90 days Landlord may at its election terminate the Lease by notice given to Tenant.

(SEE ADDENDUM TO LEASE)

b. If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk which is not wholly covered by insurance, Landlord may at its election by notice given to Tenant restore the premises or terminate this Lease.

c. In case of destruction or damage which materially interferes with Tenant's use of the premises, if this Lease is not terminated as above provided, rent shall be abated during the period required for the work of repair based upon the degree of interference with Tenant's use of the premises. Except for abatement of rent, Tenant shall have no claim against Landlord for any loss suffered by Tenant due to damage or destruction of the premises or any work of repair undertaken as herein provided. Tenant expressly waives the provisions of Sections 1932 and 1933(4) of the California Civil Code.

(SEE ADDENDUM TO LEASE)

11. Eminent Domain. If all or any part of the premises shall be taken as a result of the exercise of power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the premises by notice to the other within thirty (30) days after such date if the portion of the premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the premises for Tenant's purposes. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced on a square footage basis.

12. Assignment and Subletting.

a. Tenant shall not assign this Lease or any interest herein or sublet the premises or any part thereof without the prior consent of Landlord, which consent shall not be unreasonably withheld; Tenant shall not hypothecate this Lease or any interest herein or permit the use of the premises by any party other than Tenant without the prior consent of Landlord, which consent may be withheld by Landlord in its absolute discretion. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, current financial statements of any proposed assignee or sublessee and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein.

b. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

1. if the proposed assignee or sublessee is a governmental agency;

2. if, in Landlord's reasonable judgment, the use of the premises by the proposed assignee or sublessee would entail any alterations which would lessen the value of the leasehold improvements in the premises, or would require increased services by Landlord;

(SEE ADDENDUM TO LEASE)

3. if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

(SEE ADDENDUM TO LEASE)

4. in the case of a subletting of less than the entire premises, if the subletting would result in the division of the premises into more than two subparcels, would create a subparcel of a configuration that is not suitable for normal leasing purposes, or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the premises; or

5. if, at the time consent is requested or at any time prior to the granting of consent, Tenant is in default under the Lease or would be in default under the Lease but for the pendency of any grace or cure period under paragraph 13 below.

c. If at any time or from time to time during the term of this Lease Tenant desires to sublet all or any part of the premises, Tenant shall give notice to Landlord setting forth the terms of the proposed subletting and the space so proposed to be sublet. Landlord shall have the option, exercisable by notice given to Tenant within 20 days after Tenant's notice is given, either to sublet from Tenant such space at the rental and other terms set forth in Tenant's notice, or, if the proposed subletting is for the entire premises for a sublet term ending within the last year of the term of this Lease, to terminate this Lease. If Landlord does not exercise such option, Tenant shall be free to sublet such space to any third party on the same terms set forth in the notice given to Landlord, subject to obtaining Landlord's prior consent as hereinabove provided.

d. As used in this paragraph 12, the term "assign" or "assignment" shall include, without limitation, any sale, transfer, or other disposition of all or any position of Tenant's estate under this Lease, whether voluntary or involuntary, and whether by operation of law or otherwise including any of the following:

(SEE ADDENDUM TO LEASE)

1. If Tenant is a corporation: (i) any dissolution, merger, consolidation, or other reorganization of Tenant or (ii) a sale of more than 50% of the value of the assets of Tenant or (iii) if Tenant is a corporation with fewer than 500 shareholders, sale or other transfer of a controlling percentage of the capital stock of Tenant. The phrase "controlling percentage" means the ownership of, and the right to vote, stocks possessing at least 50% of the total combined voting power of all classes of Tenant's stock issues, outstanding and permitted to vote for the election of directors;

2. If Tenant is a trust the transfer of more than 50% of the beneficial interest of Tenant, or the dissolution of the trust;

3. If Tenant is a partnership or joint venture, the withdrawal, or the transfer of the interest of any general partner or joint venturer or the dissolution of the partnership or joint venture;

4. If Tenant is composed of tenants-in-common, the transfer of interest of any cotenants or the partition or dissolution of the cotenancy.

e. No sublessee (other than Landlord if it exercises its option pursuant to subparagraph (c) above) shall have a right further to sublet, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease. (SEE ADDENDUM TO LEASE)

f. In the case of an assignment, one half of all sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant, and the cost of any real estate commissions incurred in connection with such assignment. In the event such consideration is received by Tenant in installments, the portion of each installment to be paid to Landlord shall be determined by multiplying the installment by a fraction, the numerator of which is the total amount of the foregoing permitted deductions and the denominator of which is the total consideration receivable by Tenant as a result of such assignment.

(SEE ADDENDUM TO LEASE)

g. In the case of a subletting, one half of all sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (i) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the premises, (ii) the cost of leasehold improvements made to the sublet portion of the premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (iii) the cost of any real estate commissions incurred in connection with such subletting, amortized over the term of the sublease.

h. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

i. In the event Tenant shall assign or sublet the premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith. (SEE ADDENDUM TO LEASE)

13. <u>Default by Tenant</u>.

a. The following events shall constitute events of default under this Lease:

(SEE ADDENDUM TO LEASE)

1. a default by Tenant in the payment of any rent or other sum payable hereunder for a period of 3 days after the same is due;

(SEE ADDENDUM TO LEASE)

2. a default by Tenant in the performance of any of the other terms, covenants, agreements, or conditions contained herein and, if the default is curable, the continuation of such default for a period of 10 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of the nature to require more than 10 days to remedy, provided that if Tenant has defaulted in the performance of the same obligation one or more times in any twelve-month period and notice of such default has been given by Landlord in each instance, no cure period shall thereafter be applicable hereunder;

3. the bankruptcy or insolvency of Tenant, any transfer by Tenant in fraud of creditors, assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within 60 days thereafter; the appointment of a receiver for a substantial part of the assets of Tenant; or the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution; and

4. the abandonment of the premises.

b. Upon the occurrence of any event of default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, do any of the following:

1. Landlord shall have the right, so long as such default continues, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

2. In the event of any such termination of this Lease, Landlord may then or at any time thereafter, reenter the premises and remove therefrom all persons and property and again repossess and enjoy the premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

3. In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation, (i) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, (ii) all reasonable legal expenses and other related costs incurred by Landlord following Tenant's default, (iii) all costs incurred by Landlord in restoring the premises to good order and condition, or in remodeling, renovating or otherwise preparing the premises for reletting, and (iv) all costs (including, without limitation, any brokerage commissions) incurred by Landlord in reletting the premises.

4. For the purpose of determining the unpaid rent in the event of a termination of this Lease, or the rent due hereunder in the event of a reletting of the premises, the monthly rent reserved in this Lease shall be deemed to be the sum of the rental due under paragraph 3 above and the amounts last payable by Tenant pursuant to paragraph 4 above.

5. After terminating this Lease, Landlord may remove any and all personal property located in the premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant.

c. Even though Tenant has breached this Lease and abandoned the premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rental as it becomes due under this Lease. Acts of maintenance or preservation, efforts to relet the premises, or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease, shall not constitute a termination of Tenant's right to possession.

d. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity, by statute or otherwise.

(SEE ADDENDUM TO LEASE)

14. Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord hereunder within a reasonable time, but in no event later than 30 days after notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30 day period and thereafter diligently prosecutes the same to completion.

15. Security Deposit. On execution of this Lease Tenant shall deposit with Landlord the sum specified in the Basic Lease Information (the "Deposit"). The Deposit shall be held by Landlord as security for the performance by Tenant of all of the provisions of this Lease. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provisions of this Lease, Landlord may use, apply, or retain all or any portion of the Deposit for the payment of any rent or other charge in default, or the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, then within 10 days after demand therefor Tenant shall Deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the premises. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

16. Estoppel Certificate.

a. Tenant shall at any time upon not more than 10 days' prior notice from Landlord execute, acknowledge and deliver to Landlord a statement certifying (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) (ii) the date to which the rent, security deposit, and other sums payable hereunder have been paid, (iii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed, and (iv) such other matters as may reasonably be requested by Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Building.

(SEE ADDENDUM TO LEASE)

b. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant, (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance.

c. If the Landlord desires to finance or refinance the Building, Tenant agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. All such financial statements shall be received by Landlord in confidence and shall be used for the purposes herein set forth.

17. Subordination. This Lease, at Landlord's option, shall subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior to or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. If any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; if any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, or to evidence such attornment.

(SEE ADDENDUM TO LEASE)

18. Attorneys' Fees. If, as a result of any breach or default in the performance of any of the provisions of this Lease, Landlord uses the services of any attorney in order to secure compliance with such provisions or recovered damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord for any and all attorneys' fees and expenses in such amount as the court may adjudge reasonable, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant will be entitled to recover any and all attorneys' fees and expenses in such amount as the court may adjudge reasonable.

19. Non-Discrimination. Tenant covenants for itself, its heirs, executors, administrators, and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon it subject to the condition that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the premises herein leased nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, subtenants, or vendees in the premises.

20. Notices. All notices, consents, demands, and other communications from one party to the other given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information or to such other place as Tenant may from time to time designate in a written notice to Landlord; or, to Landlord at the address specified in the Basic Lease Information, or to such other place and with such other copies as Landlord may from time to time designate in a written notice to Tenant.

21. <u>General Provisions.</u>

a. This Lease shall be governed by and construed in accordance with the laws of the state of California.

b. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

c. This Lease contains all agreements of the parties with respect to any matter mentioned herein and only may be modified in writing, signed by the parties.

d. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

(SEE ADDENDUM TO LEASE)

e. If Tenant remains in possession of the premises or any part thereof after the expiration of the term with the consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of two times the last month's rental during the term, plus all other charges payable hereunder, and upon all of the terms hereof.

f. Subject to the provisions of this Lease restricting assignment or subletting by Tenant, this Lease shall bind the parties, their personal representatives, successors, and assigns.

(SEE ADDENDUM TO LEASE)

g. Landlord and Landlord's agents shall have the right to enter the premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, tenants, lenders and other interested parties, and making such alterations, repairs, improvements, or additions to the premises or to the Building as Landlord may deem necessary or desirable. Landlord may at any time during the last 120 days of the term place on or about the premises any ordinary "For Lease" sign.

h. Tenant shall not conduct any auction at the premises without Landlord's prior consent.

i. The voluntary or other surrender of this Lease by Tenant, the mutual cancellation thereof or the termination of this Lease by Landlord as a result of Tenant's default shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

(SEE ADDENDUM TO LEASE)

j. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he is duly, authorized to execute and deliver this Lease on behalf of the corporation in accordance with a duly adopted resolution of the Board of Directors and that this Lease is binding upon the corporation in accordance with its terms.

k. The term "Landlord" as used herein means the then owner of the Building and in the event of a sale of the Building the selling owner shall be automatically relieved of all obligations of Landlord hereunder, except for acts or omissions of Landlord theretofore occurring.

l. The term "day" as used herein means a calendar day.

m. The obligations of Landlord under this Lease do not constitute personal obligations of the partners, directors, officers, shareholders, or trustees of Landlord, Tenant shall look solely to Landlord and its assets for the realization of any claims against Landlord and not to the assets of any of the partners of Landlord, and Tenant expressly waives any and all right to proceed against any of its partners or the officers, directors, trustees, shareholders, agents, or employees of any of such partners, except to the extent of their interest in Landlord.

n. On request by Landlord, Tenant shall furnish Landlord with satisfactory evidence of payment of Tenant's business personal property taxes pertaining to the premises and deliver copies of such business personal property tax bills to Landlord.

22. <u>Exhibits.</u> The exhibits and addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below.

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: M.D. [signature]

Title: Vice President

Date of Execution
by Tenant: 11 Sept. 1996

LANDLORD:

ALAMEDA REAL ESTATE INVESTMENTS,
a California limited partnership

By: Vintage Alameda Investments, LP
a California limited partnership, operating general partner

By: Vintage Properties - Alameda Commercial,
a California corporation, managing general partner

By:______________________

Title:______________________

Date of Execution
By Landlord:______________________

M.D. [illegible]

11 Sept. 1996

ADDENDUM
TO
MARINA VILLAGE OFFICE TECH LEASE

This Addendum to Marina Village Lease shall constitute part of that certain Marina Village Office Tech Lease dated as of September 1, 1996 (the "Lease") by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and INSITE VISION INCORPORATED, a Delaware corporation ("Tenant"), for leased premises in 965 Atlantic Avenue and 2020 Challenger Drive, Alameda, California and the terms hereof shall for all purposes be considered part of the Lease and supersede any provisions of the Lease to the contrary.

1. <u>Amendment of Paragraph 3.</u> **The last sentence of Paragraph 3(c) of the Lease is hereby amended to read as follows:**

   Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder subject to Tenant's right to cure as provided herein.

   The first sentence of Paragraph 3(d) of the Lease is hereby amended to read as follows:

   (d) Any amount due to Landlord, if not paid when due, shall bear interest from the date due until paid at the rate of 10% per annum, provided interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant.

2. <u>Amendment of Paragraph 4.</u> **The following language is hereby added to the end of Paragraph 4(a) of the Lease to read as follows:**

   Tenant's Share of Property Taxes and Operating Expenses shall not include the following: (i) any state, local, federal, personal or corporate income tax measured by the income of Landlord from all sources or from sources other than rent alone; (ii) any estate or inheritance taxes, any franchise, succession, or transfer taxes, or any interest on taxes or any penalties resulting from Landlord's failure to pay taxes of any kind; (iii) taxes that are separately assessed by government agencies to, and paid by, other tenants of the Building for taxes attributable to tenant improvements or other alterations, additions or improvements made by or for other tenants in the Building; (iv) any increase in excess of a 12% increase in the total of Property Taxes and Assessment Bonds (net of any tax increments received by Landlord) which increase results from a sale of the Building; (v) Landlord's general overhead expenses not related to the Building; (vi) brokerage commissions, legal fees, advertising costs and other related expenses incurred in connection with the leasing of the Building; (vii) repairs, alterations, additions, improvements, or replacements made to correct any defect in the design, materials or workmanship of the Building or common areas or to comply with any requirements of any governmental authority in effect as of the date of this Lease other than as may be required pursuant to Tenant's specific use; (viii) damage and repairs covered under any insurance policy carried by Landlord in connection with the Building; (ix) damage and repairs to the Building necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents; (x) structural repairs or replacements or any improvements, alterations or expenditures of a capital nature; (xi) damage and repairs attributable to condemnation, fire or other casualty, (xii) damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or

agents; (xiii) executive salaries of Landlord; (xiv) salaries of service personnel to the extent that such service personnel perform services not solely in connection with the management, operation, repair or maintenance of the Building or common areas; (xv) Landlord's general overhead expenses not related to the Building; (xvi) payments of principal or interest on any mortgage or other encumbrance including ground lease payments an points, commissions and legal fees associated with financing; (xvii) depreciation; (xviii) legal fees, accountants' fees and other expenses incurred in connection with disputes with Tenant or other tenants or occupants of the Building or associated with the enforcement of any leases or defense of Landlord's title to or interest in the Building or any part thereof; (xiv) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving, decorating, painting or altering space for other tenants in the building (xx) costs incurred due to violation by Landlord or any other tenant in the Building of the terms and conditions of any lease; (xxi) the cost of any service provided to Tenant or other occupants of the Building for which Landlord is entitled to be reimbursed; (xxii) charitable or political contributions; (xxiii) interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations; (xxiv) property management fees of any property management firm in excess of three percent (3%) of the gross revenues of the Building; (xxv) costs incurred in advertising and promotional activities for the Building; and (xxvi) any other expense which under generally accepted accounting principles and practice would not be considered a normal maintenance and operating expense.

In addition, any taxes, assessments, levies or fees against the Building or underlying land shall be paid or amortized over the longest permissible period of time and Tenant shall pay the appropriate annual amount during such year, provided that Tenant shall not be required to pay any such amounts not accruing during the term hereof. Landlord shall not collect in excess of 100% of all Operating Expenses.

3. **<u>Amendment of Paragraph 6(a).</u> The following sentence is added after the second sentence of Paragraph 6(a) to read as follows:**

Notwithstanding the foregoing, nothing herein shall be deemed to require Tenant to make any alterations required by law to the premises that are of a structural or capital nature unless such alterations are required by Tenant's specific use of the premises (as opposed to research and development uses generally) or required due to alterations voluntarily made to the premises by or on behalf of Tenant.

4. **<u>Amendment of Paragraph 7.</u> The following language is hereby added to the end of Paragraph 7(b) of the Lease to read as follows:**

Except in case of an emergency, Landlord shall give Tenant a minimum of two days prior notice of any planned interruption of utilities contemplated by Landlord.

5. **<u>Amendment of Paragraph 8.</u> The following two sentences hereby replace the first sentence of Paragraph 8(a) of the Lease to read as follows:**

(a) Subject to the provisions of Paragraph 10 below, and except for damage caused by Tenant or its agents or invitees, Landlord, at Landlord's expense, shall keep in good condition and repair the foundations, roof (excluding the cost of any additional roof maintenance due to roof penetrations resulting from Tenant's specific use, e.g. laboratory facilities in comparison to general office use, which shall be Tenant's responsibility), exterior walls of the Building and all common areas within

the Building not leased to tenants. Subject to the provisions of Paragraph 10 below, Landlord shall keep in good condition and repair the landscaping, walks and parking areas associated with the Building and any costs resulting therefrom shall be reimbursed to Landlord by Tenant in accordance with Paragraph 4(c) of the Lease.

The second sentence of Paragraph 8(b) of the Lease is hereby amended to read as follows:

If Tenant fails to do so, within any applicable notice and cure period, Landlord may, but shall not be required to, enter the premises and put them in good condition, and Landlord's costs thereof shall automatically become due and payable as additional rent.

The fifth sentence of Paragraph 8(b) of the Lease is hereby deleted in its entirety.

The last sentence of Paragraph 8(b) of the Lease is hereby amended to read as follows:

At the expiration of the term, Tenant shall deliver up possession of the premises in good condition and repair, excepting only ordinary wear and tear and damage caused by anyone or anything other than Tenant or Tenant's employees, agents or invitees.

The first sentence in Paragraph 8(c) of the Lease is hereby amended to read as follows:

As a condition to giving such consent and at the time of the request, Landlord shall inform Tenant whether it is required to remove any such alterations, improvements or additions at the expiration of the term, and restore the premises to their prior condition.

The following sentence is hereby added after the first sentence in Paragraph 8(c) of the Lease to read as follows:

Notwithstanding the foregoing, Tenant shall have the right, without need for the written consent of (but with prior written notice to) Landlord, to make non-structural alterations to the premises that do not affect the Building systems and cost less than Twenty-Five Thousand Dollars ($25,000) to install, provided such alterations are otherwise make in compliance with the terms of this Paragraph 8(c).

The last sentence of Paragraph 8(c) of the Lease is hereby amended to read as follows:

Unless Landlord requires their removal, as set forth above, all alterations, improvements or additions that may be made on the premises shall become property of Landlord and remain upon and be surrendered with the premises at the expiration of the term; provided, however, that Tenant shall remove all machinery, equipment and trade fixtures installed by it and repair any and all damage to the premises and any machinery, equipment or trade fixtures remaining on the premises shall, at Landlord's option, become the property of the Landlord.

6. <u>Amendment of Paragraph 9.</u> **The third sentence of Paragraph 9(a) of the Lease is hereby amended to read as follows:**

If, in the reasonable opinion of Landlord's insurance advisor, based on a substantial increase in recovered liability claims generally, the specified

amounts of coverage are no longer adequate, such coverage shall be appropriately increased.

The last sentence of Paragraph 9(a) of the Lease is hereby amended to read as follows:

If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policy or certificate as herein required, Landlord may, at its election and after 10 days' notice to Tenant, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord.

The first sentence of Paragraph 9(c) of the Lease is hereby amended to read as follows:

As this Lease does not involve the public interest and insurance is available to Tenant which will protect it against such claims, damage, injury or death, Tenant hereby waives all claims against Landlord for damage to any property or injury to or death of any person in, or upon or about the premises or the Building arising at any time and from any cause (except such as arise from the negligence or willful misconduct of Landlord, its agents, employees or contractors, and except as caused by a breach of Landlord's obligations hereunder).

The following language is hereby added as new Paragraph 9(d) to read as follows:

Landlord shall not be liable for any injury or damage which may be sustained to the person, equipment or property of Tenant, its employees, invitees or customers, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures located therein, whether the damage or injury results from conditions arising upon the premises or upon other portions of the Building, or from other sources.

7. <u>**Amendment of Paragraph 10.**</u> **Paragraph 10(a) of the Lease is hereby amended to read as follows:**

(a) If during the term the premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the premises is materially interfered with, from a risk that is wholly covered by insurance the proceeds of which are made available to Landlord, Landlord shall proceed with reasonable diligence to repair the damage or destruction and this Lease shall not be terminated; provided, however, that if in the opinion of Landlord's architect, the work of repair cannot be completed in 180 days, or if the damage occurs within the last 2 years of the term and the repair work cannot be completed within 90 days, either Landlord or Tenant may elect to terminate the Lease by notice given to the other party.

The following language is hereby added to the end of Paragraph 10(b) of the Lease to read as follows:

Landlord must give Tenant notice as to whether or not Landlord will restore the premises within 30 days of the occurrence of such damage or destruction. If Landlord elects not to restore the premises, Tenant may elect to terminate the Lease by notice given to Landlord within 10 days of receiving Landlord's notice. Notwithstanding the foregoing, if in the opinion of Landlord's architect the work of repair cannot be completed in

180 days, or if the damage occurs within the last two years of the Lease term and the repair work cannot be completed within 90 days, either Landlord or Tenant may elect to terminate the Lease by notice given to the other party.

8. <u>Amendment of Paragraph 11.</u> The last sentence of Paragraph 11 of the Lease is hereby amended to read as follows:

In the event of a partial taking of the premises that does not result in a termination of this Lease, the monthly rental thereafter to be paid and Tenant's Percentage Share shall be equitably reduced on a square footage basis.

9. <u>Amendment of Paragraph 12</u>. Subparagraph 12(b)(3) of the Lease is hereby amended to read as follows:

3. if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee is insufficient to fulfill such entity's obligations under the assignment or sublease, as applicable, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building or Project; provided, however, for one year following Tenant's request, Landlord shall not enter into a lease with any proposed assignee or sublessee which it rejects under this subparagraph 12(b)(3) unless such lease is for a lesser amount of square footage than the proposed assignee or sublessee would have leased from Tenant under the proposed assignment or subletting.

Subparagraph 12(b)(4) of the Lease is hereby amended to read as follows:

4. in the case of a subletting of less than the entire premises, if the subletting would result in the division of the premises into a configuration that is not suitable for normal leasing purposes, or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the premises; or

Subparagraph 12(d)(1) of the Lease is hereby deleted in its entirety.

The first sentence of Paragraph 12(f) of the Lease is hereby amended to read as follows:

In the case of an assignment, one half of all sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant and the cost of any real estate commissions, legal fees, advertising costs, tenant improvements specifically made for assignee and all other reasonable costs incurred with such assignment.

Paragraph 12(g) of the Lease is hereby amended to read as follows:

(g) In case of a subletting, one half of all sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (i) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the premises, (ii) the cost of leasehold improvements made to the sublet portion of the premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of sublessee, which shall be amortized over the term of the sublease, and (iii) the cost of any real estate commissions incurred in connection with such subletting, and legal fees,

advertising costs, and all other reasonable costs incurred in the assignment.

A new subparagraph (j) is hereby added to the end of Paragraph 12 of the Lease, to read as follows:

(j) Notwithstanding the foregoing, Tenant may assign the Lease or sublet any portion thereof, without Landlord's consent, to: (1) any corporation that controls, is controlled by, or is under common control with Tenant, (2) any corporation resulting from the merger or the consolidation of Tenant, or (3) any person or entity who acquires all of the assets of Tenant as a going concern of the business that is being conducted upon the premises, provided that the transferee assumes all of the obligations of Tenant under the Lease.

10. **<u>Amendment of Paragraph 13.</u> Subparagraph 13(a)(1) of the Lease is hereby amended to read as follows:**

(1) a default by Tenant in the payment of any rent or other sum payable hereunder for a period of 10 days after written notice from Landlord that the same is due, provided that if Tenant has failed three or more times in any twelve-month period to pay any rent or other sum within 10 days after the due date, no written notice shall thereafter be applicable hereunder;

Paragraph 13(a)(2) of the Lease is hereby amended to read as follows:

(2) a material default by Tenant in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of 30 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of the nature to require more than 30 days to remedy, provided that if Tenant has defaulted in the performance of the same obligation three or more times in any twelve-month period and notice of such default has been given by Landlord in each instance, no cure period shall thereafter be applicable hereunder;

11. **<u>Amendment of Paragraph 14.</u> The following phrase is hereby added to the end of Paragraph 14 of the Lease, to read as follows:**

; provided further that, if Landlord's default materially interferes with Tenant's use and enjoyment of the premises, Landlord shall commence performance within 5 days after receipt of notice from Tenant specifying the precise nature of Landlord's default and the manner in which it interferes with Tenant's use of the premises, and diligently prosecute the same to completion.

12. **<u>Amendment of Paragraph 16.</u> Paragraph 16(b) of the Lease is hereby amended to read as follows:**

(b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant, (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that to the best of Tenant's knowledge there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance.

13. **<u>Amendment of Paragraph 18.</u> Paragraph 18 of the Lease is hereby amended to read as follows:**

13. **Attorneys' Fees.** In any action or proceeding which Landlord or Tenant brings to enforce its respective rights hereunder or to enforce any judgment granted in connection therewith, the unsuccessful party shall pay all costs incurred by the prevailing party (whether or not the action or proceeding is pursued to judgment), including reasonable attorneys' fees fixed by the court, and said costs and reasonable attorneys' fees fixed by the court, and costs and attorneys' fees shall be a part of the judgment in said action.

14. **Amendment of Paragraph 21.** Paragraph 21(e) of the Lease is hereby amended to read as follows:

(e) If Tenant remains in possession of the premises or any part thereof after the expiration of the term with the consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last month's rental during the term plus all other charges payable hereunder, and upon all of the terms hereof.

The following language is hereby added to the end of Paragraph 21(g) of the Lease to read as follows:

Notwithstanding anything contained herein to the contrary, Landlord shall not enter, and shall prevent its employees, agents and invitees from entering, those laboratory areas designated by Tenant from time to time as needing to be kept sterile or isolated, except in the case of an emergency or with the Tenant's specific consent, which consent shall be granted on not more than two days' notice.

The following language is hereby added to the end of Paragraph 21(j) of the Lease to read as follows:

Each individual executing this Lease on behalf of Landlord represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Landlord and that this Lease is binding on Landlord in accordance with its terms.

15. **Renewal Rent Below Market.** Landlord and Tenant acknowledge and agree that the Base Rent as set forth in this Lease reflects a below market rental rate as a result of Tenant exercising an option to extend the term of its previous lease on the premises, which option included previously negotiated terms and conditions.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to Marina Village Office Tech Lease as of the date of the Lease.

TENANT:	LANDLORD:
INSITE VISION INCORPORATED a Delaware corporation	ALAMEDA REAL ESTATE INVESTMENTS a California limited partnership
	By: Vintage Alameda Investments, LP a California limited partnership, operating general partner
	By: Vintage Properties-Alameda Commercial a California corporation, managing general partner
By: M.D. [signature]	By: ______________
Title: Vice President	Title: ______________



EXHIBIT A

Outline of Leased Premises

965 Atlantic


5,020 S.F.
USEABLE
15,794 S.F.
USEABLE
BUILDING TOTAL
GROSS AREA: 23,910 S.F.
CORE NON-RENTABLE: 0 S.F.
CORE RENTABLE: 96 S.F.
CORRIDORS: 0 S.F.
USEABLE: 23,814 S.F.
RENTABLE: 23,910 S.F.
LOAD FACTOR: 1.004
MARINA VILLAGE
965 ATLANTIC AVENUE
OFFICE TECH G
CORE-RENTABLE
CORE-NONRENTABLE

EXHIBIT A

Outlined of Leased Premises

2020 Challenger


MARINA VILLAGE
2020 CHALLENGER DRIVE
OFFICE TECH BLDG. H
BURNS/NEVILLE
REV. 1-4-95
USEABLE 3,916 S.F.
SHARED TOILET 210 S.F.
TOTAL USEABLE 4,126 S.F.
4,596 S.F. USEABLE
SHARED TOILET 478 S.F.
1,763 S.F. USEABLE
USEABLE 4,984 S.F.
SHARED TOILET 268 S.F.
TOTAL USEABLE 5,252 S.F.
4,423 S.F. USEABLE
BUILDING TOTAL
GROSS AREA: 20,254 S.F.
CORE NON-RENTABLE: 0 S.F.
CORE RENTABLE: 94 S.F.
CORRIDORS: 0 S.F.
USEABLE: 20,160 S.F.
RENTABLE: 20,254 S.F.
LOAD FACTOR: 1.0046
CORE-RENTABLE
CORE-NONRENTABLE
CORRIDORS

AMENDMENT NO. 1
TO
MARINA VILLAGE OFFICE TECH LEASE

THIS AMENDMENT NO. 1 TO MARINA VILLAGE OFFICE TECH LEASE is made and entered into as of July 20, 2001, by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and INSITE VISION INCORPORATED, a Delaware corporation ("Tenant").

Landlord and Tenant have entered into that certain Marina Village Office Tech Lease dated as of September 1, 1996 with respect to certain premises located in 965 Atlantic Avenue, Suite 100 and 2020 Challenger Drive, Suites 103 & 104, Alameda, California (the "Lease"). Landlord and Tenant now desire to amend the Lease effective January 1, 2002 and to make certain other amendments as hereinafter provided. Accordingly, Landlord and Tenant hereby agree as follows (unless otherwise defined, all capitalized terms used in this Amendment shall have the same meanings as set forth in the Lease):

1. **Amendment of Basic Lease Information.** The following provisions as set forth in the Basic Lease Information of the Lease are hereby amended to read as follows:

Lease Expiration:	December 31, 2006	
Base Rent:	1/01/02- 12/31/02	$55,864/month
	1/01/03 - 12/31/03	$57,819/month
	1/01/04 - 12/31/04	$59,843/month
	1/01/05 - 12/31/05	$61,937/month
	1/01/06 - 12/31/06	$64,104/month
Base Year:	None - Effective January 1, 2002	

2. **Amendment of Paragraph 4 to the Lease.** Effective January 1, 2002 Paragraph 4 of the Lease is hereby deleted in its entirely and restated as follows:

"**Taxes and Operating Expenses.**

a. Tenant shall pay its percentage share, as specified in the Basic Lease Information, of all Property Taxes assessed with respect to the Building during the Lease term and its percentage share of all Operating Expenses paid or incurred by Landlord during the Lease term. For the purposes hereof, "Property Taxes" shall mean all real property taxes and assessments or governmentally imposed fees or charges (and any tax levied wholly or partly in lieu thereof) levied, assessed, confirmed, imposed or which have become a lien against the Building (which for the purposes of defining "Property Taxes" shall include the land underlying the Building). "Operating Expenses" shall mean: (1) all costs of management, operation, maintenance, and repair of the Building, (2) the cost of all insurance maintained by Landlord with respect to the Building and (3) the share allocable to the Building of dues and assessments payable under any reciprocal easement or common area maintenance agreements or declaration or by any owners' associations affecting the Building. Operating Expenses for each calendar year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Building been 95% occupied. Tenant's Share of Property Taxes and Operating Expenses shall not include the following (i) any state, local, federal, personal or corporate income tax measured by the income of the Landlord from all sources or form sources other than rent alone; (ii) any estate or inheritance taxes, any franchise, succession, or transfer taxes, or any interest on taxes or any penalties resulting from Landlord's failure to pay taxes of any kind; (iii) taxes that are separately assess by government agencies to, and paid by, other tenants of the Building for taxes attributable to tenant improvements or other alterations, additions or improvements made by or for other tenants in the Building; (iv) any increase in excess of a 12% increase in the total of Property Taxes and Assessment Bonds (net of any tax increments received by Landlord which increase result from a sale of the Building; (v) Landlord's general overhead expenses not related to the Building; (vi) brokerage commissions, legal fees, advertising costs and other related expenses incurred in connection with the leasing of the Building; (vii) repairs, alteration, additions, improvements, or replacements made to correct any defect in the design, materials or workmanship of the Building or common areas or to comply with any requirements of any governmental authority in effect as of the date of this Lease other than as may be required pursuant to Tenant's specific use; (viii) damage and repairs covered under any insurance policy carried by Landlord in connection with the Building; (ix) damage and repairs to the Building necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents; (x) structural repairs or capital nature; (xi) damage and repairs attributable to condemnation, fire or other casualty, (xii) damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or its; (xiii) executive salaries of Landlord;

(xiv) salaries of service personnel to the extend that such service personnel perform services not solely in connection with the management, operation, repair or maintenance of the Building or common areas; (xv) Landlord's general overhead expenses not related to the Building; (xvi) payments of principal or interest on any mortgage or other encumbrance including ground lease payments and points, commissions and legal fees associated with financing; (xvii) depreciation; (xviii) legal fees, accountant's fees and other expenses incurred in connection with disputes with tenant or other tenants or occupancy of the Building or associated with the enforcement of any lease or defense of Landlord's title to or interest in the Building or any part thereof; (xiv) costs (including permit, license and inspection fees) incurred in renovation or otherwise improving, decorating, painting or altering space for the other tenants in the building (xx) costs incurred due to violation by Landlord or any other tenant in the Building of the terms and conditions of any lease; (xxi) the cost of any service provided to Tenant or other occupancy of the Building for which Landlord is entitle to be reimbursed; (xxii) charitable or political contributions; (xxiii) interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations; (xxiv) property management fee of any property management firm in excess of three percent (3%) of the gross revenues of the Building; (xxv) costs incurred in advertising and promotional activities for the Building; and (xxvi) any other expense which under generally accepted accounting principles and practice would not be considered a normal maintenance and operating expense.

b. In the event the Building is not separately assessed for tax purposes, then the Property Taxes to be paid by Tenant shall be Tenant's percentage share of the product obtained by multiplying the total of the real property taxes and assessments levied against the tax parcel of which the Building is a part by a fraction, the numerator of which is the rentable area of the Building and the denominator of which is total rentable area of all improvements located within the tax parcel of which the Building is a part.

c. Tenant shall pay to Landlord each month at the same time and in the same manner as monthly Base Rent 1/12th of Landlord's estimate of Property Taxes and Operating Expenses for the then current calendar year. Within 90 days after the close of each calendar year, or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of actual Property Taxes and Operating Expenses for such calendar year. If, on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the overpayment against the next monthly installment of property taxes and operating expenses. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement. The obligations of Landlord and Tenant under this subparagraph with respect to the reconciliation between estimated payments and actual Property Taxes and Operating Expenses for the last year of the term shall survive the termination of the Lease."

3. <u>**Condition of Premises.**</u> Landlord shall have no obligation to improve or otherwise alter the Premises in connection with the extension of the term under Amendment No. 1. Landlord shall reimburse Tenant for its cost to complete repainting, carpet replacement and cleaning and other work within the Premises with the Landlord's reimbursement not exceeding $58,804. Landlord will reimburse Tenant within 30 days following Tenant's submittal of copies of Tenant's receipted invoices covering the renovation work, together with evidence of lien-free completion. Landlord's obligation to reimburse Tenant for the renovation work will expire December 31, 2002.

4. <u>**Landlord's Work.**</u> During calendar year 2003 Landlord, at Landlord's expense, will replace ten (10) air conditioning package units serving their premises, specifically air conditioning unit No. 1 located at 965 Atlantic Avenue and air conditioning units No. 1 through 3, 9, 10 and 12 through 14 located at 2020 Challenger Drive, with new air conditioning package units. Landlord's replacement of the package units will be done in compliance with applicable codes.

5. <u>**Option to Extend Term.**</u>

a. Tenant shall have the option to extend the term of the Lease for a period of five (5) years (the "Option Period") from January 1, 2007 to December 31, 2011 subject to the following conditions:

i. At the time the option is exercised and as of the commencement of the Option Period, the Lease shall be in full force and effect, Tenant shall not be in default thereunder and Tenant shall not have assigned the Lease or sublet the premises; and

ii. The option to extend the term must be exercised, if at all, by notice given to Landlord not earlier than January 1, 2006 or no later than March 31, 2006.

b. In the event the option is timely and effectively exercised the term of the Lease shall be extended for the Option Period upon all of the terms and conditions of the Lease; provided,

however, the monthly Base Rent during the Option Period shall be the then fair market rent of the premises, but in no event less than the Base Rent for December 2006. Determination of the fair market rent shall be as follows:

i. For the purposes hereof, the fair market rent of the premises during the option. Shall be the product of the monthly rental rate per square foot of rentable area then prevailing for comparable space in the City of Alameda that is then being offered for lease to prospective tenants multiplied by the rentable area of the premises. Fair market rent may include periodic increases. Within 30 days prior to commencement of the Option Period, Landlord shall provide Tenant with Landlord's determination of fair market rent. Tenant may dispute Landlord's determination of fair market rent by notice given to Landlord within 15 days after Landlord's determination is given to Tenant and Landlord and the parties shall then negotiate in good faith to resolve the dispute. If such dispute is not resolved by negotiation between the parties within 30 days, then fair market rent shall be determined by appraisal. If Tenant does not timely dispute Landlord's determination, then the amount determined by Landlord shall be the fair market rent. If fair market rent has not been determined prior to the commencement of the Option Period, Tenant shall pay monthly Base Rent when due based upon Landlord's determination of fair market rent, subject to retroactive adjustment between the parties if the determination by appraisal is different from Landlord's determination.

ii. When fair market rent is to be determined by appraisal, within 10 days after the expiration of the 30-day negotiation period, Landlord and Tenant shall each appoint as an appraiser, a real estate appraiser with at least ten years of experience in appraising commercial real property in Alameda County, and give notice of such appointment to the other. If either Landlord or Tenant shall fail to appoint an appraiser within 10 days after receiving notice of the identity of the other party's appointed appraiser, then the single appraiser appointed shall be the sole appraiser and determine the fair market rent of the premises. In the event each party appoints an appraiser, such appraisers shall, within 30 days after the appointment of the last of them to be appointed, complete their determinations of fair market rent and furnish the same to Landlord and Tenant. If the low appraisal varies from the higher appraisal by 5% of the lower appraisal, or less, the fair market rent shall be the average of the two valuations. If the low appraisal varies from the high appraisal by more than 5%, the two appraisers shall, within 10 days after submission of the last appraisal report, appoint a third appraiser who shall meet the qualifications set forth in this paragraph. If the two appraisers shall be unable to agree on the selection of a third appraiser in a timely manner then either Landlord or Tenant may request such appointment by the presiding judge of the Superior Court of Alameda County. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for or against either party. Such third appraiser shall, within 30 days after appointment, make a determination of fair market rent and said third appraiser shall select the opinion of fair market rent as determined by the one appraisal, completed by the two appraisers, which most closely matches the third appraiser's opinion of fair market rent. The fair market rent for the premises shall be the fair market rent selected by said third appraiser. All fees and costs of the third appraiser in connection with the determination of fair market rent by appraisal shall be paid one-half by Landlord and one-half by Tenant. Prior to the commencement of the Option Period or if an appraisal is required, as soon thereafter as is practical, Tenant and Landlord shall execute an amendment to this Lease setting forth the monthly Base Rent amounts during the Option Period and the revised date for term expiration.

6. **Ratification**. Landlord and Tenant hereby ratify and confirm all of the terms of the Lease as modified by paragraph 1 through 5 above. Except as expressly set forth to the contrary in this Amendment, the Lease, as amended, remains unmodified and in full force and effect. To the extent of any conflict between the terms of this Amendment and terms of the Lease, the terms of this Amendment shall control.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 of the date first set forth above.

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: Lyle M. Bowman

Title: Vice President, Development

LANDLORD:

ALAMEDA REAL ESTATE INVESTMENTS,
a California limited partnership

By: Vintage Alameda Investments, LP
a California limited partnership,
operating general partner

By: Vintage Properties-Alameda Commercial,
a California corporation,
managing general partner

By: [signature]

Title: President

AMENDMENT NO. 2
TO
MARINA VILLAGE OFFICE TECH LEASE

THIS AMENDMENT NO. 2 TO MARINA VILLAGE OFFICE TECH LEASE is made and entered into as of August 1, 2003, by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord"), and INSITE VISION INCORPORATED, a Delaware corporation ("Tenant").

Landlord and Tenant have entered into that certain Marina Village Office Tech Lease dated as of September 1, 1996, as amended by the certain Amendment No. 1 dated July 20, 2001 (collectively, the "Lease") with respect to certain premises located in 965 Atlantic Avenue, Suite 100, and 2020 Challenger Drive, Suites 103 & 104, Alameda, California. Landlord and Tenant now desire to amend the Lease effective August 1, 2003 as hereinafter provided. Accordingly, Landlord and Tenant hereby agree as follows (unless otherwise defined, all capitalized terms used in this Amendment shall have the same meanings as set forth in the Lease):

1. Rent Credit. Effective August 1, 2003, Landlord shall credit $145,364.06 against the Base Rent and Tenant's percentage share of Operating Expenses and Property Taxes next otherwise becoming due under the Lease, which amount shall be repaid by Tenant, at the same time and in the same manner as Base Rent, in monthly installments of $12,113.67, commencing October 1, 2003, until repaid in full.

2. Ratification. Landlord and Tenant hereby ratify and confirm all of the terms of the Lease as modified by paragraph 1 above. Except as expressly set forth to the contrary in this Amendment, the Lease, as amended, remains unmodified and in full force and effect. To the extent of any conflict between the terms of this Amendment and terms of the Lease, the terms of this Amendment shall control.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 2 as of the date first set forth above.

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: Lyle Bowman

Title: Vice President

LANDLORD:

ALAMEDA REAL ESTATE INVESTMENTS,
a California limited partnership

By: Vintage Alameda Investments, LP
a California limited partnership,
operating general partner

By: Vintage Properties-Alameda Commercial,
a California corporation,
managing general partner

By: [signature]

Title: President

LEGACY PARTNERS

November 30, 2006

Insite Vision
965 Atlantic Ave., Suite 100
Alameda, CA 94501

Re: 965 Atlantic Avenue, Suite 100

I am very pleased to enclose 1 fully executed original Amendment 3 to your Marina Village Office Tech Lease. Please retain this original lease document for your records.

Please feel free to contact me with any questions or comments.

Very truly yours,

LEGACY PARTNERS COMMERCIAL, INC.

Steve Haver
Senior Property Manager

Enclosure

AMENDMENT NO. 3
TO
MARINA VILLAGE OFFICE TECH LEASE

THIS AMENDMENT NO. 3 TO MARINA VILLAGE OFFICE TECH LEASE (this "**Third Amendment**") is made and entered into as of November 21, 2006, by and between LEGACY PARTNERS I ALAMEDA, a Delaware limited liability company ("**Landlord**"), and INSITE VISION INCORPORATED, a Delaware corporation ("**Tenant**").

<u>RECITALS</u>:

A. Alameda Real Estate Investments, a California limited partnership ("**Alameda**"), and Tenant entered into that certain Marina Village Industrial Gross Office Tech Lease dated as of September 1, 1996 (the "**Original Lease**"), pursuant to which Alameda leased to Tenant and Tenant leased from Alameda (i) certain premises (the "**Atlantic Premises**") commonly known as Suite 100, containing approximately 18,869 rentable square feet of space located within that certain building located at 965 Atlantic Avenue (the "**Atlantic Building**"), and (ii) certain premises (the "**Existing Challenger Premises**") commonly known as Suites 103 and 104, containing approximately 10,533 rentable square feet of space located within that certain building located at 2020 Challenger Drive (the "**Challenger Building**"), all as more particularly described in the Original Lease. The Atlantic Premises and the Existing Challenger Premises are collectively referred to herein as the "**Existing Premises**". The Existing Premises are part of a multi-building commercial project known as "Marina Village" and located on an approximately 200-acre site on the estuary side of the island of Alameda (the "**Project**").

B. Alameda and Tenant entered into that certain Amendment No. 1 to Marina Village Office Tech Lease dated as of July 20, 2001 (the "**First Amendment**"), pursuant to which the parties, among other things, modified Tenant's payment of Operating Expenses and Property Taxes.

C. Alameda and Tenant entered into that certain Amendment No. 2 to Marina Village Office Tech Lease dated as of August 1, 2003 (the "**Second Amendment**"), pursuant to which Tenant was provided with a rent credit. The Original Lease, the First Amendment and the Second Amendment are collectively referred to herein as the "**Lease**".

D. Landlord has succeeded to the interests of Alameda as landlord under the Lease.

E. Landlord and Tenant now desire to amend the Lease to (i) extend the term of the Lease for the Existing Premises, (ii) expand the Existing Premises to include the certain premises (the "**Expansion Space**") commonly known as Suite 100, containing approximately 9,721 rentable square feet of space within the Challenger Building and comprising the balance of the rentable area of the Challenger Building, as depicted on the floor plan attached hereto as **<u>Exhibit A</u>**, and (iii) modify various terms and provisions of the Lease, all as hereinafter provided.

F. All capitalized terms when used herein shall have the same meanings given such terms in the Lease unless expressly superseded by the terms of this Third Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Extension of Term. The term of the Lease for the Existing Premises, which is currently scheduled to expire on December 31, 2006, is hereby extended for a period of seven (7) years (the **"Extended Term"**) commencing as of January 1, 2007 and continuing until December 31, 2013 (the **"Extended Term Expiration Date"**), unless sooner terminated in accordance with the terms of the Lease, as hereby amended.

2. Existing Premises Base Rent.

2.1. Atlantic Premises Base Rent. Notwithstanding anything in the Lease, as hereby amended, to the contrary, commencing on November 1, 2006 and ending on the Extended Term Expiration Date, the Base Rent payable by Tenant for the Atlantic Premises shall be paid separate and apart from the Base Rent payable for the Existing Challenger Premises and the Expansion Space, and shall be as set forth in the following schedule:

Period of Extended Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot of the Atlantic Premises
11/1/06 – 12/31/06	$384,927.60	$32,077.30	$1.70
1/1/07 – 12/31/07	$396,249.00	$33,020.75	$1.75
1/1/08 – 12/31/08	$407,570.40	$33,964.20	$1.80
1/1/09 – 12/31/09	$421,156.08	$35,096.34	$1.86
1/1/10 – 12/31/10	$432,477.48	$36,039.79	$1.91
1/1/11 – 12/31/11	$446,063.16	$37,171.93	$1.97
1/1/12 – 12/31/12	$459,648.84	$38,304.07	$2.03
1/1/13 – 12/31/13	$473,234.52	$39,436.21	$2.09

2.2. Existing Challenger Premises Base Rent. Notwithstanding anything in the Lease, as hereby amended, to the contrary, commencing on November 1, 2006 and ending on the Extended Term Expiration Date, the Base Rent payable by Tenant for the Existing Challenger Premises shall be paid separate and apart from the Base Rent payable for the Atlantic Premises and the Expansion Space, and shall be as set forth in the following schedule:

Period of Extended Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot of the Existing Challenger Premises
11/1/06 – 12/31/06	$157,995.00	$13,166.25	$1.25
1/1/07 – 12/31/07	$163,050.84	$13,587.57	$1.29
1/1/08 – 12/31/08	$168,106.68	$14,008.89	$1.33
1/1/09 – 12/31/09	$173,162.52	$14,430.21	$1.37
1/1/10 – 12/31/10	$178,218.36	$14,851.53	$1.41
1/1/11 – 12/31/11	$183,274.20	$15,272.85	$1.45
1/1/12 – 12/31/12	$188,330.04	$15,694.17	$1.49
1/1/13 – 12/31/13	$194,649.84	$16,220.82	$1.54

3. Addition of Expansion Space. Commencing upon the Expansion Space Commencement Date (as defined in Section 4 below), the Existing Premises shall be expanded to include the Expansion Space, thereby increasing the size of the Existing Premises to 39,123 rentable square feet (i.e., 18,869 rentable square feet in the Atlantic Premises + 10,533 rentable square feet in the Existing Challenger Premises + 9,721 rentable square feet in the Expansion Space). The Expansion Space shall be leased on the same terms and conditions set forth in the Lease, subject to the modifications set forth in this Third Amendment. Effective from and after the Expansion Space Commencement Date, the "**Premises**" shall mean the Existing Premises and the Expansion Space.

4. Expansion Space Commencement Date. For purposes of this Third Amendment, the term "**Expansion Space Commencement Date**" shall mean the earlier of: (i) the date Tenant commences business operations in substantially all of the Challenger Building; and (ii) the date of Substantial Completion of the Challenger Tenant Improvements (as defined in **Exhibit B** attached hereto), subject to acceleration for Tenant Delays as defined and provided in **Exhibit B**. The Expansion Space Commencement Date is anticipated to be April 1, 2007. The term of the Expansion Space (the "**Expansion Space Term**") shall commence on the Expansion Space Commencement Date and expire coterminously with the Extended Term with respect to the Existing Premises on December 31, 2013. Notwithstanding the foregoing, if Landlord is unable to Substantially Complete the Challenger Tenant Improvements on or before July 1, 2007 (the "**Delivery Outside Date**"), as such date may be extended as a result of any Tenant Delays and/or any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions or inactions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of Landlord (collectively, the "**Force Majeure**"), then Tenant shall receive one-half (1/2) of a day of abated Base Rent for the Expansion Space for each day during the period commencing upon the Delivery Outside Date (as the same may be extended by Tenant Delays

and Force Majeure delays) and expiring on the date upon which Landlord Substantially Completes the Challenger Tenant Improvements (which abated Base Rent shall be applied toward the Base Rent first due and payable for the Expansion Space following the Expansion Space Commencement Date pursuant to Section 6 below). The date that the Expansion Space Commencement Date actually occurs shall be confirmed by the parties in writing in an Amendment No. 4 to Marina Village Office Tech Lease (**"Amendment No. 4"**), which Amendment No. 4 shall be in substantially the form of **Exhibit C** attached hereto. Amendment No. 4 shall be delivered by Landlord to Tenant after the Expansion Space Commencement Date occurs, and Tenant shall execute and return such Amendment No. 4 to Landlord within five (5) days after Tenant's receipt thereof.

5. Beneficial Occupancy. Tenant shall have the right to occupy the Expansion Space during the period commencing on the date of Substantial Completion of the Expansion Space Tenant Improvements (as defined in **Exhibit B** attached hereto) and ending on the Expansion Space Commencement Date (the **"Beneficial Occupancy Period"**), provided that (i) a temporary or permanent certificate of occupancy shall have been issued by the appropriate governmental authorities for the Expansion Space, (ii) all of the terms and conditions of this Lease shall apply, including, without limitation, Tenant's obligation to pay to Landlord all sums and charges required to be paid by Tenant under the Lease, as hereby amended, as though the Expansion Space Commencement Date had occurred (although the Expansion Space Commencement Date shall not actually occur until the date set forth in Section 4 above) upon such occupancy of the Expansion Space by Tenant; provided, however, during such Beneficial Occupancy Period, Tenant shall not be obligated to pay Base Rent for the Expansion Space or Tenant's Percentage Share of increases in Property Taxes and Operating Expenses for the Expansion Space until the Expansion Space Commencement Date actually occurs.

6. Expansion Space Base Rent. During the Expansion Space Term, the Base Rent payable by Tenant for the Expansion Space shall be calculated separate and apart from the Base Rent payable for the Existing Premises (i.e., the Atlantic Premises and the Existing Challenger Premises), and shall be as set forth in the following schedule:

Period of Expansion Space Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate per Rentable Square Foot of the Expansion Space
*Expansion Space Commencement Date – 12/31/06	$145,815.00	$12,151.25	$1.25
**1/1/07 – 12/31/07	$150,481.08	$12,540.09	$1.29
1/1/08 – 12/31/08	$155,147.16	$12,928.93	$1.33
1/1/09 – 12/31/09	$159,813.24	$13,317.77	$1.37
1/1/10 – 12/31/10	$164,479.32	$13,706.61	$1.41
1/1/11 – 12/31/11	$169,145.40	$14,095.45	$1.45
1/1/12 – 12/31/12	$173,811.48	$14,484.29	$1.49

1/1/13 – 12/31/13	$179,644.08	$14,970.34	$1.54

* Not applicable if the Expansion Space Commencement Date occurs after December 31, 2006.

** If the Expansion Space Commencement Date occurs after January 1, 2007, payment of Base Rent at such rental rate shall commence on the Expansion Space Commencement Date and not January 1, 2007.

7. Tenant's Percentage Share. Due to the revised number of rentable square feet contained within the Premises (i.e., the Existing Premises and the Expansion Space) as compared to the Existing Premises, from and after the Expansion Space Commencement Date, the "Tenant's Percentage Share" Section of the Basic Lease Information attached to the Original Lease of the First Amendment shall be deleted in its entirety and replaced with the following:

"Tenant's Percentage Share: 965 Atlantic Premises – 18,869 rsf/23,911 rsf = 78.91%

2020 Challenger Premises – 20,254 rsf/20,254 = 100%"

8. Tenant Improvements. Landlord shall construct certain Tenant Improvements (as defined in the Tenant Work Letter attached hereto as **Exhibit B**) for the Premises pursuant to and in accordance with the Tenant Work Letter attached to this Third Amendment as **Exhibit B**.

9. Cap on Controllable Expenses. Notwithstanding anything to the contrary contained in the Lease, as hereby amended, during the Extended Term, the aggregate Controllable Expenses (as hereinafter defined) included in Operating Expenses in any calendar year during the Extended Term, shall not increase by more than ten percent (10%) on an annual basis, over the actual aggregate Controllable Expenses included in Operating Expenses for any preceding calendar year. The foregoing cap on Controllable Expenses shall not apply to any renewal of the Extended Term and shall not apply to Property Taxes. For purposes of this Section 9, **"Controllable Expenses"** shall mean all Operating Expenses except: (i) insurance carried by Landlord with respect to the Project and/or the operation thereof; and (ii) the cost of utilities.

10. Option to Extend Extended Term. Landlord hereby grants to Tenant one (1) option to extend the Extended Term for the entire Premises (i.e., the Existing Premises and the Expansion Space) for a period of five (5) years (**"Option Term"**), which option shall be exercisable only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below.

10.1. Option Rent. The annual Base Rent payable by Tenant during the Option Term (the **"Option Rent"**) shall be equal to the "Fair Market Rental Rate" for the Premises. As used herein, the **"Fair Market Rental Rate"** shall mean the annual Base Rent at which non-equity tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Premises for a comparable term, which comparable space is located in the Atlantic Building and/or the Challenger Building, the other existing buildings in the Project which are office buildings, and in other comparable single story, first-class office buildings in the Alameda Office Market (collectively, **"Comparable**

Buildings"), taking into consideration all free rent and other out-of-pocket concessions generally being granted at such time for such comparable space for the Option Term (including, without limitation, any tenant improvement allowance provided for such comparable space, with the amount of such tenant improvement allowance to be provided for the Premises during the Option Term to be determined after taking into account the age, quality and layout of the tenant improvements in the Premises as of the commencement of the Option Term with consideration given to the fact that the improvements existing in the Premises are specifically suitable to Tenant). All other terms and conditions of the Lease, as hereby amended, shall apply throughout the Option Term; however, Tenant shall, in no event, have the option to extend the Extended Term beyond the Option Term described in this Section 10.

10.2. Exercise of Option. The option contained in this Section 10 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice ("**Interest Notice**") to Landlord not more than twelve (12) months nor less than ten (10) months prior to the expiration of the Extended Term stating that Tenant may be interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "**Option Rent Notice**") to Tenant not less than nine (9) months prior to the expiration of the initial Lease Term setting forth the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the date (the "**Exercise Date**") which is eight (8) months prior to the expiration of the Extended Term, exercise the option by delivering written notice ("**Exercise Notice**") thereof to Landlord. Concurrently with Tenant's delivery of the Exercise Notice, Tenant may object, in writing, to Landlord's determination of the Fair Market Rental Rate for the Option Term set forth in the Option Rent Notice, in which event such Fair Market Rental Rate shall be determined pursuant to Section 10.3 below. Tenant's failure to deliver the Interest Notice or Exercise Notice on or before the applicable delivery dates therefore specified hereinabove shall be deemed to constitute Tenant's waiver of its extension right hereunder. If Tenant timely delivers the Exercise Notice but fails to timely object in writing to Landlord's determination of the Fair Market Rental Rate set forth in the Option Rent Notice, Tenant shall be deemed to have accepted Landlord's determination thereof and the following provisions of Section 10.3 shall not apply.

10.3. Determination of Option Rent. In the event Tenant timely and appropriately objects in writing pursuant to Section 10.2 above with respect to the Fair Market Rental Rate initially determined by Landlord for the applicable Option Term, then Landlord and Tenant shall attempt to agree upon such Fair Market Rental Rate, using their best good-faith efforts. If Landlord and Tenant fail to reach agreement by the date (the "**Outside Agreement Date**") which is twenty (20) days following Tenant's delivery of the Exercise Notice, then each party shall submit to the other party a separate written determination of the Fair Market Rental Rate within ten (10) business days after such Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with the provisions of Sections 10.3(a) through (g) below. The failure of Tenant or Landlord to submit a written determination of the Fair Market Rental Rate within such ten (10) business day period shall conclusively be deemed to be such party's approval of the Fair Market Rental Rate submitted within such ten (10) business day period by the other party.

(a) Landlord and Tenant shall each appoint one (1) arbitrator who shall by profession be a real estate leasing broker who shall have (i) been active over the ten (10)

year period ending on the date of such appointment in the leasing of Comparable Buildings, (ii) no financial interest in Landlord or Tenant, and (iii) not represented or employed or engaged the appointing party during such 10-year period. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Fair Market Rental Rate is the closer to the actual Fair Market Rental Rate as determined by the arbitrators, taking into account the requirements with respect thereto set forth in Section 10.1 above. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date.

(b) The two (2) arbitrators so appointed shall, within fifteen (15) days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

(c) The three (3) arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, reach a decision as to which of Landlord's or Tenant's submitted Fair Market Rental Rate is closer to the actual Fair Market Rental Rate and shall select such closer determination as the Fair Market Rental Rate and notify Landlord and Tenant thereof.

(d) The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

(e) If either Landlord or Tenant fails to appoint an arbitrator within the time period specified in Section 10.1(a) above, the arbitrator appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

(f) If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, a third arbitrator shall be appointed by the Superior Court in and for the county of Alameda, California.

(g) Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of it, and each shall pay one-half of the fees and expenses of the third arbitrator, if any.

10.4. Suspension of Right to Extend Extended Term. Notwithstanding anything in the foregoing to the contrary, at Landlord's option, and in addition to all of Landlord's remedies under the Lease, as hereby amended, at law or in equity, the right to extend the Extended Term hereinabove granted to Tenant shall not be deemed to be properly exercised if, as of the date Tenant delivers the Exercise Notice or as of the end of the Extended Term, Tenant is in default under the Lease, as hereby amended. Tenant's right to extend the Extended Term under this Section 10 is personal to the original Tenant executing this Third Amendment (the "**Original Tenant**") and any entity or person to which Tenant's entire interest in the Lease has been assigned pursuant to Section 12(j) of the Original Lease (each, an "**Affiliate**") and may not be assigned or exercised, voluntarily or involuntarily, by or to, any person or entity other than the Original Tenant or such Affiliate assignee, as the case may be, and shall only be available to and

exercisable by the Original Tenant or such Affiliate assignee, as the case may be, when the Original Tenant or such Affiliate assignee, as the case may be, is in actual and physical possession of the entire Premises.

11. Landlord Exculpation. It is expressly understood and agreed that notwithstanding anything in the Lease, as hereby amended, to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and its members, partners, submembers and subpartners, and their respective officers, agents, property managers, servants, employees, and independent contractors (collectively, "**Landlord Parties**") hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Project, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

12. Miscellaneous Deletions. The following provisions of the Lease are hereby deleted in their entirety and are of no further force or effect: Paragraph 1 of the Second Amendment; clause (iv) of Paragraph 4 of the Lease (as added by Paragraph 1 of the First Amendment); Paragraph 5 of the First Amendment; and the phrase "one half of" in Sections 12(f) and 12(g) of the Original Lease.

13. Broker. Tenant represents and warrants to Landlord that Tenant has not dealt with any broker in connection with this Third Amendment except for BT Commercial (the "**Broker**"), and insofar as Tenant knows, no other broker negotiated or participated in the negotiations of this Third Amendment or is entitled to any commission in connection herewith. Tenant agrees to indemnify, protect and defend Landlord against and hold Landlord harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commissions or equivalent compensation alleged to be owing on account of Tenant's dealings with any real estate broker or agent, except for the Broker.

14. No Further Modification. Except as set forth in this Third Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

15. Counterparts. This Third Amendment may be executed in multiple counterparts, each of which is to be deemed original for all purposes, but all of which together shall constitute one and the same instrument.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed by their duly authorized representatives as of the date first above written.

LANDLORD:

LEGACY PARTNERS I ALAMEDA, LLC,
a Delaware limited liability company,
Owner

By: Legacy Partners Commercial, L.P.,
a California limited partnership,
as Property Manager and Agent for Owner

By: Legacy Partners Commercial, Inc.,
its General Partner

By: ______________________
Name: Debra Smith
Its: Executive Vice President

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: ______________________
Name: S. Kumar Chandrasekaran, Ph.D.
Title: CEO & Chairman of the Board

By: ______________________
Name: ______________________
Title: ______________________

EXHIBIT A

DEPICTION OF EXPANSION SPACE


EXPANSION
PREMISES

KEY PLAN
SCALE: N.T.S.



ENLARGED FLOOR PLAN
SCALE: N.T.S.

EXHIBIT B

TENANT WORK LETTER

Tenant acknowledges and agrees that the Premises (i.e., the Atlantic Premises, the Existing Challenger Premises and the Expansion Space) have previously been constructed including interior tenant improvements therein, and are satisfactory and shall be accepted by Tenant in their "AS IS" condition as of the date of execution of the Third Amendment to which this Tenant Work Letter is attached as Exhibit B (the "**Third Amendment**") and, with respect to the Expansion Space, on the Expansion Space Commencement Date; provided, however, that Landlord shall construct certain modifications to the interior of the Premises (i.e., Atlantic Premises, the Existing Challenger Premises and the Expansion Space) pursuant to the applicable Approved Working Drawings (as defined below) in accordance with the following provisions of this Tenant Work Letter.

SECTION 1

CONSTRUCTION DRAWINGS FOR THE PREMISES

1.1 Final Space Plans. Prior to the execution of the Third Amendment, Landlord and Tenant have approved (i) a detailed space plan for the construction of certain improvements in the Atlantic Premises, which space plan has been prepared by Legacy Partners C.D.S., Inc., dated March 27, 2006 (the "**Atlantic Final Space Plan**"), a copy of which is attached hereto as Schedule 1, and (ii) a detailed space plan for the construction of certain improvements in the Existing Challenger Premises and the Expansion Space, which space plan has been prepared by Legacy Partners C.D.S., Inc., dated June 29, 2006 (the "**Challenger Final Space Plan**"), a copy of which is attached hereto as Schedule 2. The Atlantic Final Space Plan and the Challenger Final Space Plan shall be collectively referred to herein as the "**Final Space Plans**".

1.2 Approved Working Drawings.

1.2.1 Atlantic Approved Working Drawings. Based upon and in conformity with the Atlantic Final Space Plan, Landlord shall cause its architect and engineers to prepare and deliver to Tenant, for Tenant's approval, detailed specifications and engineered working drawings for the tenant improvements shown on the Atlantic Final Space Plan (the "**Atlantic Working Drawings**"). The Atlantic Working Drawings shall incorporate modifications to the Atlantic Final Space Plan as necessary to comply with the floor load and other structural and system requirements of the Atlantic Building. To the extent that the finishes and specifications are not completely set forth in the Atlantic Final Space Plan for any portion of the tenant improvements depicted thereon, the actual specifications and finish work shall be in accordance with the specifications for the Atlantic Building's standard improvement package items, as determined by Landlord. Within five (5) business days after Tenant's receipt of the Atlantic Working Drawings, Tenant shall approve or disapprove the same, which approval shall not be unreasonably withheld; provided, however, that Tenant may only disapprove the Atlantic Working Drawings to the extent such Atlantic Working Drawings are inconsistent with the Atlantic Final Space Plan and only if Tenant delivers to Landlord, within such five (5) business

days period, specific changes proposed by Tenant which are consistent with the Atlantic Final Space Plan and do not constitute changes which would result in any of the circumstances described in items (i) through (iii) hereinbelow. If any such revisions are timely and properly proposed by Tenant, Landlord shall cause its architect and engineers to revise the Atlantic Working Drawings to incorporate such revisions and submit the same for Tenant's approval in accordance with the foregoing provisions, and the parties shall follow the foregoing procedures for approving the Atlantic Working Drawings until the same are finally approved by Landlord and Tenant. Upon Landlord's and Tenant's approval of the Atlantic Working Drawings, the same shall be known as the "**Atlantic Approved Working Drawings**". Once the Atlantic Approved Working Drawings have been approved by Landlord and Tenant, Tenant shall make no changes, change orders or modifications thereto without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would: (i) increase the cost of designing or constructing the Atlantic Tenant Improvements (as defined below) above the cost of the tenant improvements depicted in the Atlantic Final Space Plan; (ii) be of a quality lower than the quality of the standard improvement package items for the Atlantic Building; and/or (iii) require any changes to the base, shell and core work or structural improvements or systems of the Atlantic Building. The Atlantic Final Space Plan, Atlantic Working Drawings and Atlantic Approved Working Drawings shall be collectively referred to herein as, the "**Atlantic Construction Drawings**". The tenant improvements shown on the Atlantic Approved Working Drawings shall be referred to herein as the "**Atlantic Tenant Improvements**".

1.2.2 <u>Challenger Approved Working Drawings</u>. Based upon and in conformity with the Challenger Final Space Plan, Landlord shall cause its architect and engineers to prepare and deliver to Tenant, for Tenant's approval, detailed specifications and engineered working drawings for the tenant improvements shown on the Challenger Final Space Plan (the "**Challenger Working Drawings**"). The Challenger Working Drawings shall incorporate modifications to the Challenger Final Space Plan as necessary to comply with the floor load and other structural and system requirements of the Challenger Building. To the extent that the finishes and specifications are not completely set forth in the Challenger Final Space Plan for any portion of the tenant improvements depicted thereon, the actual specifications and finish work shall be in accordance with the specifications for the Challenger Building's standard improvement package items, as determined by Landlord. Within three (3) business days after Tenant's receipt of the Challenger Working Drawings, Tenant shall approve or disapprove the same, which approval shall not be unreasonably withheld; provided, however, that Tenant may only disapprove the Challenger Working Drawings to the extent such Challenger Working Drawings are inconsistent with the Challenger Final Space Plan and only if Tenant delivers to Landlord, within such three (3) business days period, specific changes proposed by Tenant which are consistent with the Challenger Final Space Plan and do not constitute changes which would result in any of the circumstances described in items (i) through (iv) hereinbelow. If any such revisions are timely and properly proposed by Tenant, Landlord shall cause its architect and engineers to revise the Challenger Working Drawings to incorporate such revisions and submit the same for Tenant's approval in accordance with the foregoing provisions, and the parties shall follow the foregoing procedures for approving the Challenger Working Drawings until the same are finally approved by Landlord and Tenant. Upon Landlord's and Tenant's approval of the Challenger Working Drawings, the same shall be known as the "**Challenger Approved Working Drawings**". Once the Challenger Approved Working Drawings have been approved

by Landlord and Tenant, Tenant shall make no changes, change orders or modifications thereto without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would: (i) directly or indirectly delay the Substantial Completion of the Challenger Tenant Improvements (as defined in Section 3.1 below); (ii) increase the cost of designing or constructing the Challenger Tenant Improvements (as defined below) above the cost of the tenant improvements depicted in the Challenger Final Space Plan; (iii) be of a quality lower than the quality of the standard improvement package items for the Challenger Building; and/or (iv) require any changes to the base, shell and core work or structural improvements or systems of the Challenger Building. The Challenger Final Space Plan, Challenger Working Drawings and Challenger Approved Working Drawings shall be collectively referred to herein as, the "**Challenger Construction Drawings**". The tenant improvements shown on the Challenger Approved Working Drawings shall be referred to herein as the "**Challenger Tenant Improvements**". The Challenger Tenant Improvements which relate specifically and only to the Expansion Space shall be referred to herein as the "**Expansion Space Tenant Improvements**".

1.2.3 Definitions. For purposes of this Tenant Work Letter, (i) the Atlantic Approved Working Drawings and the Challenger Approved Working Drawings shall be collectively referred to herein as the "**Approved Working Drawings**", (ii) the Atlantic Working Drawings and the Challenger Working Drawings shall be collectively referred to herein as the "**Working Drawings**", (iii) the Atlantic Construction Drawings and the Challenger Construction Drawings shall be collectively referred to herein as the "**Construction Drawings**", and (iv) the Atlantic Tenant Improvements and the Challenger Tenant Improvements shall be collectively referred to herein as the "**Tenant Improvements**".

SECTION 2

CONSTRUCTION AND COST OF TENANT IMPROVEMENTS

Landlord shall cause a contractor designated by Landlord (the "**Contractor**") to (i) obtain all applicable building permits for construction of the applicable Tenant Improvements (collectively, the "**Permits**"), and (ii) construct the applicable Tenant Improvements as depicted on the applicable Approved Working Drawings therefor, in compliance with such applicable Permits and all applicable laws in effect at the time of construction, and in good workmanlike manner. Except as otherwise provided in this Tenant Work Letter, Landlord shall pay for the cost of the design and construction of the Tenant Improvements. The cost of the design and construction of the Tenant Improvements shall include Landlord's construction supervision and management fee in an amount equal to the product of (i) five percent (5%) and (ii) the total cost of the design and construction of the Tenant Improvements. In the event Tenant requests any changes, change orders or modifications to the applicable Working Drawings and/or the Approved Working Drawings for the applicable Tenant Improvements (which Landlord approves pursuant to Section 1 above) which increase the cost to construct such applicable Tenant Improvements above the cost of the applicable tenant improvements as described in the applicable Final Space Plan therefor, then Tenant shall pay such increased cost to Landlord immediately upon Landlord's request therefor, and, in any event, prior to the date Landlord causes the Contractor to commence construction of the applicable changes, change orders or modifications. In no event shall Landlord be obligated to pay for any of Tenant's furniture,

computer systems, telephone systems, equipment or other personal property which may be depicted on the applicable Construction Drawings; such items shall be paid for by Tenant.

SECTION 3

SUBSTANTIAL COMPLETION OF THE EXPANSION SPACE/CHALLENGER BUILDING

3.1 Substantial Completion. For purposes of the Third Amendment and this Tenant Work Letter: "**Substantial Completion of the Expansion Space Tenant Improvements**" shall occur upon the completion of construction of the Expansion Space Tenant Improvements pursuant to the Challenger Approved Working Drawings which relate specifically to the Expansion Space Tenant Improvements, with the exception of (A) any punch list items (i.e., minor defects or conditions in the Expansion Space Tenant Improvements that do not materially and adversely interfere with Tenant's use and occupancy of the Expansion Space for the permitted use set forth in the Lease (which punchlist items shall be completed by Landlord as provided in Section 3.3 below), and (B) any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor in the Expansion Space; and (ii) "**Substantial Completion of the Challenger Building**" shall occur upon completion of construction of the entire Challenger Tenant Improvements pursuant to the Challenger Approved Working Drawings, with the exception of (1) any punch list items (i.e., minor defects or conditions in the Challenger Tenant Improvements that do not materially and adversely interfere with Tenant's use and occupancy of the Challenger Building for the permitted use set forth in the Lease (which punchlist items shall be completed by Landlord as provided in Section 3.3 below), (2) any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor in the Challenger Building and (3) the fire suppression system to be installed in the Challenger Building as part of the Challenger Tenant Improvements.

3.2 Delay of the Substantial Completion of the Challenger Tenant Improvements. If there shall be a delay or there are delays in the Substantial Completion of the Challenger Tenant Improvements as a direct, indirect, partial, or total result of any of the following (collectively, "**Tenant Delays**"):

3.2.1 Tenant's failure to timely approve the Challenger Working Drawings or any other matter requiring Tenant's approval;

3.2.2 a breach by Tenant of the terms of this Tenant Work Letter or the Lease, as amended by the Third Amendment;

3.2.3 Tenant's request for changes in any of the Challenger Construction Drawings;

3.2.4 Tenant's requirement for materials, components, finishes or improvements for the Challenger Tenant Improvements which are not available in a commercially reasonable time given the estimated date of Substantial Completion of the Challenger Tenant Improvements,

as set forth in the Third Amendment, or which are different from, or not included in, Landlord's standard improvement package items for the Challenger Building;

3.2.5 changes to the base, shell and core work, structural components or structural components or systems of the Challenger Building required by the Challenger Approved Working Drawings, but only to the extent that such changes result from changes to any of the Construction Drawings requested by Tenant;

3.2.6 Tenant's interference with the construction of the Challenger Tenant Improvements during Tenant's occupancy of the Existing Challenger Premises and/or the Expansion Space after the date upon which Tenant occupies same; or

3.2.7 any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease, as amended by the Third Amendment, and regardless of the actual date of Substantial Completion of the Challenger Tenant Improvements, the Expansion Space Commencement Date (as set forth in Section 4 of the Third Amendment) shall be deemed to be the date the Expansion Space Commencement Date would have occurred if no Tenant Delay or Delays, as set forth above, had occurred.

3.3 Punch-List. Within ten (10) days after the date of Substantial Completion of the Expansion Space Tenant Improvements and/or the Substantial Completion of the Challenger Tenant Improvements, as applicable, Landlord's and Tenant's respective representatives shall inspect the Expansion Space and/or the entire Challenger Building, as applicable, and identify the punch-list items of the Expansion Space Tenant Improvements and/or the Challenger Tenant Improvements, as applicable, described in Sections 3.1(i)(A) and 3.1(ii)(1) above, respectively, and jointly prepare a written list of such punch-list items. Landlord shall diligently complete all punch-list items set forth on such list as soon as reasonably possible thereafter. Landlord shall, however, be under no obligation to repair any damage caused by Tenant in connection with Tenant's move into the Expansion Space and/or the entire Challenger Building, as applicable, the exercise by Tenant of its rights under Section 4.1 below and/or otherwise caused by Tenant, all of which shall be repaired by Tenant at Tenant's cost.

SECTION 4

MISCELLANEOUS

4.1 Access to Expansion Space. Provided that Tenant and its agents do not interfere with Contractor's work in the Expansion Space, Contractor shall (i) notify Tenant at least ten (10) days prior to the expected date of Substantial Completion of the Expansion Space Tenant Improvements, and (ii) allow Tenant access immediately following such notification for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Expansion Space. Prior to Tenant's entry into the Expansion Space as permitted by the terms of this Section 4.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord

against any loss or damage to the Expansion Space, the Challenger Building and/or the Project and against injury to any persons caused by Tenant's actions pursuant to this Section 4.1.

4.2 Occupancy of Existing Premises and Expansion Space During Construction of Tenant Improvements. Tenant acknowledges that Contractor will be constructing the Tenant Improvements during Tenant's occupancy of the Existing Premises (and the Expansion Space after the date upon which Tenant occupies same) under the Lease, as hereby amended, and Tenant agrees that: (i) Tenant shall cooperate with Contractor and Contractor's schedule of construction of the Tenant Improvements during such occupancy so that Contractor may timely construct the Tenant Improvements without unreasonable interference from Tenant; (ii) Landlord shall be permitted to cause the Tenant Improvements to be constructed during normal business hours as reasonably necessary to complete the same in a timely manner, without any obligation to pay overtime or other premiums; (iii) Tenant shall accept any and all inconveniences associated with the construction of the Tenant Improvements which may occur during such occupancy, including without limitation, dust, noise, etc; and (iv) the construction of the Tenant Improvements shall not (A) constitute a constructive eviction of Tenant, (B) subject Landlord to any liability for injury to or interference with Tenant's business arising from such construction or (C) entitle Tenant to any abatement of rent or damages from Landlord for loss of the use of any part of the Existing Premises (and the Expansion Space after the date upon which Tenant occupies same) or Tenant's personal property or improvements therein or for any inconvenience or annoyance occasioned by the Tenant Improvements, except for any injury to persons in the Existing Premises (and the Expansion Space after the date upon which Tenant occupies same) or damage to property in the Existing Premises and the Expansion Space after the date upon which Tenant occupies same (but not loss of business or other consequential damages) to the extent caused by Landlord's negligence or willful misconduct and not insured or required to be insured by Tenant under the Lease, as hereby amended. Notwithstanding anything in the foregoing to the contrary, Landlord shall use commercially reasonable efforts to minimize unreasonable interference with Tenant's use and occupancy of the Existing Premises (and the Expansion Space after the date upon which Tenant occupies same) as a result of the construction of the Tenant Improvements.

SCHEDULE 1

ATLANTIC FINAL SPACE PLAN



KEY PLAN
LEGEND:
KEY NOTES:
MARINA VILLAGE
ALAMEDA, CALIFORNIA
INSITE VISION - TENANT IMPROVEMENTS
PROPOSED PLAN
SP-1

SCHEDULE 2

CHALLENGER FINAL SPACE PLAN


INSITE VISION EXPANSION
PROPOSED PLAN
MARINA VILLAGE
2020 CHALLENGER DRIVE, 1ST. FLOOR
ALAMEDA, CALIFORNIA
KEY PLAN
SP-1

IN WITNESS WHEREOF, Landlord and Tenant have executed this Sixth Amendment as of the day and year first above written.

LANDLORD:

BSREP MARINA VILLAGE OWNER LLC,
a Delaware limited liability company

By: ______________________

Name: Thomas Diamond
Title: Senior Vice President

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: ______________________

Name: Abhay Gandhi
Its: CEO + President

By: ______________________

Name: [illegible] Albert
Its: Vice President - Finance + Treasurer

APPROVED
LEGAL

EXHIBIT A

DEPICTION OF REMAINING PREMISES



LEGACY

Investment Management

Property Management

Marketing Services

Asset Management

Acquisitions & Development

Disposition Services

Design Services

Construction Management

January 2, 2008

Ms. Sandra Heine
Insite Vision Inc.
965 Atlantic Avenue, Suite 100
Alameda, CA 94501

Re: 965 Atlantic Avenue, Suite 100
Alameda, California 94501 – Amendment No. 4

Dear Ms. Heine:

On Behalf of Legacy Partners, I am very pleased to enclose for your keeping one (1) fully-executed original of the Amendment No. 4 (the "Amendment") for the above-referenced address, (the "Premises").

We look forward to continuing to work with you! Please feel free to contact me at (510) 337-7406 with any questions or comments.

Very truly yours,

LEGACY PARTNERS COMMERCIAL, INC.

Stacy B. Ortiz
Stacy B. Ortiz
Assistant Property Manager

Enclosure

Legacy Partners • 1150 Marina Village Parkway, Suite 100
T.510.521.9555/F 510.523.1638
www.legacypartners.com

AMENDMENT NO. 4
TO
MARINA VILLAGE OFFICE TECH LEASE

THIS AMENDMENT NO. 4 TO MARINA VILLAGE OFFICE TECH LEASE (this "**Fourth Amendment**") is made and entered into as of April 1, 2007, by and between LEGACY PARTNERS I ALAMEDA, a Delaware limited liability company ("**Landlord**"), and INSITE VISION INCORPORATED, a Delaware corporation ("**Tenant**").

R E C I T A L S:

A. Alameda Real Estate Investments, a California limited partnership ("**Alameda**"), and Tenant entered into that certain Marina Village Industrial Gross Office Lease dated September 1, 1996 (the "**Original Lease**"), pursuant to which Alameda leased to Tenant and Tenant leased from Alameda (i) certain premises (the "**Atlantic Premises**") commonly known as Suite 100, containing approximately 18,869 rentable square feet of space within that certain building located at 965 Atlantic Avenue (the "**Atlantic Building**"), and (ii) certain premises (the "**Existing Challenger Premises**") commonly known as Suites 103 and 104, containing approximately 10,533 rentable square feet of space within that certain building located at 2020 Challenger Drive (the "**Challenger Building**"), all as more particularly described in the Original Lease. The Atlantic Premises and the Existing Challenger Premises are collectively referred to herein as the "**Existing Premises**". The Original Premises are part of a multi-building commercial project known as "Marina Village" and located on an approximately 200-acre site on the estuary side of the island of Alameda (the "**Project**").

B. Alameda and Tenant entered into that certain Amendment No. 1 to Marina Village Office Tech Lease dated as of July 20, 2001 (the "**First Amendment**"), pursuant to which the parties, among other things, modified Tenant's payment of Operating Expenses and Property Taxes.

C. Alameda and Tenant entered into that certain Amendment No. 2 to Marina Village Office Tech Lease dated as of August 1, 2003 (the "**Second Amendment**"), pursuant to which Tenant was provided with a rent credit.

D. Landlord succeeded to the interests of Alameda as landlord under the Lease.

E. Landlord and Tenant entered into that certain Amendment No. 3 to Marina Village Office Tech Lease dated as of November 21, 2006 (the "**Third Amendment**"), pursuant to which the Existing Premises were expanded to include approximately 9,721 rentable square feet of space commonly known as Suite 100 (the "**Expansion Space**") and comprising the balance of the rentable area of the Challenger Building. The Existing Premises and the Expansion Space are collectively referred to herein as the "**Premises**". The Original Lease, the First Amendment, the Second Amendment and the Third Amendment are collectively referred to herein as the "**Lease**".

F. Except as otherwise set forth herein, all capitalized terms used in this Fourth Amendment shall have the same meaning as given such terms in the Lease.

G. Landlord and Tenant desire to amend the Lease to confirm the Expansion Space Commencement Date, as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Confirmation of Dates. The parties hereby confirm that (i) Substantial Completion of the Challenger Tenant Improvements has occurred, and (ii) the Expansion Space Term commenced as of April 1, 2007 (the "**Expansion Space Commencement Date**") for a term ending on December 31, 2013 (unless sooner terminated as provided in the Lease, as hereby amended, or extended pursuant to Section 10 of the Third Amendment).

2. No Further Modification. Except as set forth in this Fourth Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, this Fourth Amendment to Lease has been executed as of the day and year first above written.

LANDLORD:

LEGACY PARTNERS I ALAMEDA, LLC,
a Delaware limited liability company,
Owner

By: Legacy Partners Commercial, L.P.,
a California limited partnership,
as Property Manager and Agent for
Owner

By: Legacy Partners Commercial, Inc.,
its General Partner

By: ______
Name: Rick Wada
Its: Senior Vice President

TENANT:

INSITE VISION INCORPORATED,
a Delaware corporation

By: ______
Name: S.Kumar Chandrasekaran
Title: CEO & Chairman

By: ______
Name: ______
Title: ______

AMENDMENT NO. 5
TO
MARINA VILLAGE OFFICE TECH LEASE

THIS AMENDMENT NO. 5 TO MARINA VILLAGE OFFICE TECH LEASE (this "**Fifth Amendment**") is made and entered into as of May 31, 2013 (the "**Effective Date**"), by and between LEGACY PARTNERS I ALAMEDA, a Delaware limited liability company ("**Landlord**"), and INSITE VISION INCORPORATED, a Delaware corporation ("**Tenant**").

R E C I T A L S :

A. Reference is hereby made to that certain Marina Village Industrial Gross Office Tech Lease dated as of September 1, 1996 (the "**Original Lease**") between Alameda Real Estate Investments, a California limited partnership ("**Alameda**") and Tenant, as amended by that certain: (i) Amendment No. 1 to Marina Village Office Tech Lease dated July 20, 2001 (the "**First Amendment**") between Alameda and Tenant; (ii) Amendment No. 2 to Marina Village Office Tech Lease dated August 1, 2003 (the "**Second Amendment**") between Alameda and Tenant; (iii) Amendment No. 3 to Marina Village Office Tech Lease dated November 21, 2006 (the "**Third Amendment**") between Landlord (successor-in-interest to Alameda) and Tenant; and (iv) Amendment No. 4 to Marina Village Office Tech Lease dated April 1, 2007 (the "**Fourth Amendment**") between Landlord and Tenant.

B. The Original Lease, as so amended, shall be referred to herein as the "**Lease**".

C. Pursuant to the Lease, Tenant is currently leasing from Landlord the following (collectively, the "**Existing Premises**"): (i) that certain premises commonly known as Suites 100, 103 and 104, containing approximately 20,254 rentable square feet of space (collectively, the "**Challenger Premises**") comprising the entire rentable area of that certain building addressed as 2020 Challenger Drive, Alameda, California (the "**Challenger Building**"); and (ii) that certain premises commonly known as Suite 100, containing approximately 18,869 rentable square feet of space (the "**Existing Atlantic Premises**") located in that certain building addressed as 965 Atlantic Avenue, Alameda, California (the "**Atlantic Building**"). The Challenger Building and the Atlantic Building are sometimes collectively referred to herein as the "**Building.**" The Existing Premises are part of a multi-building commercial project known as "Marina Village" and located on an approximately 200-acre site on the estuary side of the island of Alameda (the "**Project**").

D. Landlord and Tenant now desire to amend the Lease to (i) extend the Extended Term (as defined in the Third Amendment) for the Existing Premises, (ii) expand the Existing Premises to include the certain premises (the "**Atlantic Expansion Space**") containing approximately 5,042 rentable square feet of space within the Atlantic Building and comprising the balance of the rentable area of the Atlantic Building, as depicted on the floor plan attached hereto as **Exhibit A**, and (iii) modify various terms and provisions of the Lease, all as hereinafter provided.

E. All capitalized terms when used herein shall have the same meanings given such terms in the Lease unless expressly superseded by the terms of this Fifth Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Extension of Extended Term. The Extended Term for the Existing Premises, which is currently scheduled to expire on December 31, 2013, is hereby extended until December 31, 2020, unless sooner terminated as provided in the Lease, as amended by this Fifth Amendment. Notwithstanding the scheduled date for expiration of the Extended Term provided in the previous sentence, the period from June 1, 2013 (the **"Second Extended Term Commencement Date"**) through and including December 31, 2020 (the **"Second Extended Term Expiration Date"**) is sometimes referred to herein as the **"Second Extended Term"**. All references to the term or the Extended Term in the Original Lease, as amended by this Fifth Amendment, shall mean the term of the Lease, as previously extended, or the Extended Term, in each case as further extended by this Fifth Amendment, including by the Option Term (as defined below), if Tenant properly and timely exercises its Extension Option (as defined below).

2. Existing Premises Base Rent.

2.1. Challenger Premises Base Rent. Notwithstanding anything in the Lease, as hereby amended, to the contrary, commencing on June 1, 2013 and ending on the Second Extended Term Expiration Date, the Base Rent payable by Tenant for the Challenger Premises shall be paid separate and apart from the Base Rent payable for the Existing Atlantic Premises and the Atlantic Expansion Space, and shall be as set forth in the following schedule:

Period of Second Extended Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate per Rentable Square Foot of the Challenger Premises
6/1/13-5/31/14	$230,895.60	$19,241.30	$0.95
6/1/14-5/31/15	$243,048.00	$20,254.00	$1.00
6/1/15-5/31/16	$255,200.40	$21,266.70	$1.05
6/1/16-5/31/17	$267,352.80	$22,279.40	$1.10
6/1/17-5/31/18	$279,505.20	$23,292.10	$1.15
6/1/18-5/31/19	$291,657.60	$24,304.80	$1.20
6/1/19-12/31/20	$303,810.00	$25,317.50	$1.25

2.2. Existing Atlantic Premises Base Rent. Notwithstanding anything in the Lease, as hereby amended, to the contrary, commencing on June 1, 2013 and ending on the Second Extended Term Expiration Date, the Base Rent payable by Tenant for the Existing Atlantic Premises shall be paid separate and apart from the Base Rent payable for the Atlantic Expansion Space and the Challenger Premises, and shall be as set forth in the following schedule:

Period of Second Extended Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate per Rentable Square Foot of the Existing Atlantic Premises
6/1/13-5/31/14	$344,170.56	$28,680.88	$1.52
6/1/14-5/31/15	$355,491.96	$29,624.33	$1.57
6/1/15-5/31/16	$366,813.36	$30,567.78	$1.62
6/1/16-5/31/17	$378,134.76	$31,511.23	$1.67
6/1/17-5/31/18	$389,456.16	$32,454.68	$1.72
6/1/18-5/31/19	$400,777.56	$33,398.13	$1.77
6/1/19-12/31/20	$412,098.96	$34,341.58	$1.82

3. Addition of Atlantic Expansion Space. Commencing upon the Atlantic Expansion Space Commencement Date (as defined in Section 4 below), the Existing Premises shall be expanded to include the Atlantic Expansion Space, thereby increasing the size of the Existing Premises to 44,165 rentable square feet (i.e., 18,869 rentable square feet in the Existing Atlantic Premises + 5,042 rentable square feet in the Atlantic Expansion Space + 20,254 rentable square feet in the Challenger Premises). The Atlantic Expansion Space shall be leased on the same terms and conditions set forth in the Lease, subject to the modifications set forth in this Fifth Amendment. Effective from and after the Atlantic Expansion Space Commencement Date, (i) the "**Premises**" shall mean the Existing Premises and the Atlantic Expansion Space, and (ii) the "**Atlantic Premises**" shall mean the Existing Atlantic Premises and the Atlantic Expansion Space.

4. Atlantic Expansion Space Commencement Date. For purposes of this Fifth Amendment, the term "**Atlantic Expansion Space Commencement Date**" shall mean the earlier of: (i) the date Tenant commences business operations in the Atlantic Expansion Space (meaning that Tenant is actually operating its business from the Atlantic Expansion Space, rather than preparing the Atlantic Expansion Space for its business and occupancy, even if such preparation involves having some of Tenant's personnel in the Atlantic Expansion Space); and (ii) January 1, 2015. The term for the Atlantic Expansion Space (the "**Atlantic Expansion Space Term**") shall commence on the Atlantic Expansion Space Commencement Date and expire coterminously with the Second Extended Term with respect to the Existing Premises on the Second Extended Term Expiration Date (i.e., December 31, 2020). The date that the Atlantic Expansion Space Commencement Date actually occurs shall be confirmed by the parties in writing in an Amendment No. 6 to Marina Village Office Tech Lease ("**Amendment No. 6**"), which Amendment No. 6 shall be in substantially the form of **Exhibit C** attached hereto. Amendment No. 6 shall be delivered by Landlord to Tenant after the Atlantic Expansion Space Commencement Date occurs, and Tenant shall execute and return such Amendment No. 6 to Landlord within five (5) business days after Tenant's receipt thereof; provided, however, that if Amendment No. 6 is not factually correct, then Tenant shall make such changes as are necessary to make Amendment No. 6 factually correct and shall thereafter execute and return such corrected Amendment No. 6 to Landlord within such five (5) business day period and thereafter the dates set forth on such corrected Amendment No. 6 shall be conclusive and binding upon

Tenant and Landlord, unless Landlord, within five (5) business days following receipt of Tenant's changes, sends a notice to Tenant rejecting Tenant's changes, whereupon this procedure shall be repeated until the parties mutually agree upon the contents of Amendment No. 6. Failure of Tenant to execute and deliver to Landlord within such 5-business day period Amendment No. 6 submitted by Landlord or failure of Landlord to reject Tenant's changes thereto within such 5-business day period, as applicable, shall constitute an acknowledgment by Tenant or Landlord (as applicable) that the statements included in Amendment No. 6 so submitted by Landlord or Tenant (as applicable) are true and correct, without exception, and binding upon Landlord and Tenant.

5. Atlantic Expansion Space Base Rent. During the Atlantic Expansion Space Term, the Base Rent payable by Tenant for the Atlantic Expansion Space shall be calculated separate and apart from the Base Rent payable for the Existing Premises (i.e., the Existing Atlantic Premises and the Challenger Premises), and shall be as set forth in the following schedule:

Period of Atlantic Expansion Space Term	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate per Rentable Square Foot of the Atlantic Expansion Space
*Atlantic Expansion Space Commencement Date – 5/31/14	$91,966.08	$7,663.84	$1.52
**6/1/14-5/31/15	$94,991.28	$7,915.94	$1.57
6/1/15-5/31/16	$98,016.48	$8,168.04	$1.62
6/1/16-5/31/17	$101,041.68	$8,420.14	$1.67
6/1/17-5/31/18	$104,066.88	$8,672.24	$1.72
6/1/18-5/31/19	$107,092.08	$8,924.34	$1.77
6/1/19-12/31/20	$110,117.28	$9,176.44	$1.82

*Not applicable if the Atlantic Expansion Space Commencement Date occurs after May 31, 2014.

**If the Atlantic Expansion Space Commencement Date occurs after June 1, 2014, payment of Base Rent at the applicable rental rate shown in the chart above shall commence on the actual Atlantic Expansion Space Commencement Date.

6. Tenant's Percentage Share. Due to the revised number of rentable square feet contained within the Premises (i.e., the Existing Premises and the Atlantic Expansion Space) as compared to the Existing Premises, from and after the Atlantic Expansion Space Commencement Date, the "Tenant's Percentage Share" Section of the Basic Lease Information attached to the Original Lease (last amended by Section 7 of the Third Amendment) shall be deleted in its entirety and replaced with the following:

"Tenant's Percentage Share: Atlantic Premises – 23,911 rsf/23,911 rsf = 100%

Challenger Premises – 20,254 rsf/20,254 = 100%"

7. Condition of Premises; Landlord's Work; Refurbishment Allowance.

7.1. Condition of Premises. Except as provided in Sections 7.2 and 7.3 below, and without limiting Landlord's obligations under Paragraphs 7 and 8 of the Original Lease, as amended by this Fifth Amendment, (i) Landlord shall not be obligated to provide or pay for (or contribute any improvement or refurbishment allowance for) any improvements, work or services related to the improvement, remodeling or refurbishment of the Existing Premises and/or the Atlantic Expansion Space, and (ii) Tenant shall accept (A) the Existing Premises in its "AS IS" condition as of the Effective Date, and (B) the Atlantic Expansion Space in its "AS IS" condition as of the Effective Date and the Atlantic Expansion Space Commencement Date, except that Landlord shall ensure that the Atlantic Expansion Space is in broom-clean condition on the date Landlord delivers the Atlantic Expansion Space to Tenant. Notwithstanding the foregoing to the contrary, if (1) as of the Atlantic Expansion Space Commencement Date, the base, shell and core systems and equipment of the Atlantic Building which serve the Atlantic Expansion Space are not in good order, condition and repair, and (2) Tenant becomes aware thereof and delivers to Landlord written notice (the **"Non-Compliance Notice"**) of such base, shell and core systems and equipment not being in such condition described hereinabove on or before the date which is ninety (90) days after the Atlantic Expansion Space Commencement Date (the **"Non-Compliance Outside Date"**), then Tenant's sole remedy shall be that Landlord shall, at Landlord's sole cost and expense (which shall not be included in Operating Expenses), do that which is necessary to bring such base, shell and core systems and equipment of the Atlantic Building which serve the Atlantic Expansion Space in good order, condition and repair within a reasonable period of time after Landlord's receipt of the Non-Compliance Notice. If Tenant fails to deliver the Non-Compliance Notice to Landlord on or prior to the Non-Compliance Outside Date, Landlord shall have no obligation to perform the work described hereinabove (but such release of such obligation shall not relieve Landlord of its other repair obligations under the Lease, as hereby amended, including, without limitation, Paragraph 8(b) of the Original Lease, as added by Section 9.4(a) below).

7.2. Landlord's Work. In a good workmanlike manner and in accordance with all applicable laws, Landlord shall, at Landlord's sole cost and expense, perform the following work using Building standard materials (collectively, **"Landlord's Work"**): (i) with respect to the Atlantic Building, (A) modify the existing handicap access ramp on the exterior of the Atlantic Building as and to the extent necessary to correct any existing non-compliance of the ramp with applicable laws in effect as of the date of execution and delivery of this Fifth Amendment, (B) seal the cracks on the façade of the Atlantic Building at the entrance thereof to the extent existing as of the date of execution and delivery of this Fifth Amendment, (C) install a seismic actuated gas shutoff valve at the gas mains into the Atlantic Building, and (D) add a flexible pipe section to the fire sprinkler line outside the Atlantic Building for seismic concerns, similar to the sections added to other buildings in the Project including the Challenger Building; and (ii) with respect to the Challenger Building, install a seismic actuated gas shutoff valve at the gas mains into the Challenger Building. Tenant acknowledges that Landlord will be performing Landlord's Work during Tenant's occupancy of the Existing Premises under the Lease, as hereby

amended (and may be performing Landlord's Work during Tenant's occupancy of the Atlantic Expansion Space), and Tenant agrees that: (1) Tenant shall reasonably cooperate with Landlord and Landlord's schedule of performance of Landlord's Work during such occupancy so that Landlord may timely perform Landlord's Work without unreasonable interference from Tenant (and in connection therewith, Landlord may cause Landlord's Work to be performed during normal business hours as reasonably necessary to complete the same in a timely manner, without any obligation to pay overtime or other premiums); and (2) Tenant shall accept all reasonable inconveniences associated with the performance of Landlord's Work and agrees that the performance of Landlord's Work shall not constitute a constructive eviction of Tenant, nor entitle Tenant to any Rent abatement compensation (except as otherwise provided in Paragraph 7(d) of the Original Lease, as added by Section 9.3 below) or other damages from Landlord, nor subject Landlord to any liability, except for any injury to persons or damage to property (but not loss of business or other consequential damages) to the extent caused by Landlord's negligence or willful misconduct and not insured or required to be insured by Tenant under the Lease, as hereby amended; provided, however, Landlord agrees to use commercially reasonable efforts to minimize unreasonable interference with Tenant's use of and access to the Existing Premises (and following the Atlantic Expansion Space Commencement Date, the Atlantic Expansion Space, as the case may be) as a result of such Landlord's Work.

7.3. Refurbishment Allowance.

(a) Refurbishment Allowance. Notwithstanding Section 7.1 above to the contrary, provided Tenant is not then in default under the Lease, as hereby amended, after expiration of all applicable notice and cure periods, Tenant shall be entitled to receive from Landlord a Refurbishment Allowance (as defined below) to help Tenant pay for the out-of-pocket costs actually incurred by Tenant during the applicable Refurbishment Allowance Availability Period (as defined below) for the design, permitting and construction of alterations to and refurbishment of the improvements in the Existing Premises and/or the Atlantic Expansion Space, which are made by or on behalf of Tenant during the applicable Refurbishment Allowance Availability Period and are permanently affixed to the Existing Premises and/or the Atlantic Expansion Space, including, without limitation, those certain alterations described in the "Scope of Work" attached hereto as **Exhibit D** (collectively, the "**Refurbishment Work**"). As used herein, the "**Refurbishment Allowance**" shall mean an amount up to, but not exceeding, (i) $1,104,125.00 (i.e., $25.00 per rentable square foot of the entire Existing Premises and the Atlantic Expansion Space) during the period from February 1, 2013 through and including May 31, 2014, and (ii) $220,825.00 (i.e., $5.00 per rentable square foot of the entire Existing Premises and the Atlantic Expansion Space) during the period from February 1, 2013 through and including November 30, 2015 (each period set forth in clauses (i) and (ii) hereinabove shall be referred to as a "**Refurbishment Allowance Availability Period**"). The construction and installation of the Refurbishment Work by Tenant shall be made in accordance with the terms of Paragraph 8(c) of the Original Lease (as amended by Paragraph 5 of the Addendum attached to the Original Lease), except that:

(i) all Refurbishment Work shall be subject to the mutual approval of the parties, including the mutual approval of all space plans, working

drawings and specifications therefor (collectively, the "**Refurbishment Plans**") prepared by architects and engineers selected by Tenant (and reasonably approved by Landlord), at Tenant's cost (which cost may be paid out of the Refurbishment Allowance);

(ii) Landlord has established specifications (the "**Specifications**") for the Building standard components to be used in the construction of the Refurbishment Work (a copy of which Specifications are attached hereto as **Exhibit B**), and unless otherwise agreed to by Landlord, the Refurbishment Work shall comply with the Specifications;

(iii) the Refurbishment Work shall be performed by a general contractor selected by Tenant (the "**Contractor**") pursuant to the following procedures: (A) Tenant will put the Refurbishment Plans out for competitive bid to at least three (3) licensed, bonded and insured general contractors designated by Tenant and approved by Landlord (one of which general contractors shall be Legacy Partners CDS, Inc., an affiliate of Landlord); (B) Tenant shall provide Landlord with copies of all of such bids of the bidding general contractors (which shall contain all major trade subcontractors' bids incorporated therein), and a reconciliation shall be performed by Tenant to adjust inconsistent or incorrect assumptions so that a like-kind comparison can be made and the low bidder for the general contractor determined; and (C) Tenant shall select the Contractor from such bidding general contractors taking into account the following factors: (1) the bidding general contractor which provides the lowest bid; (2) the bidding general contractor's experience and reputation in constructing systems and improvements for laboratory and office space; and (3) the quality of the proposed improvements and systems in such bidding general contractors' bid; provided, however, if Tenant selects as the Contractor a bidding general contractor which is other than the bidding general contractor providing the lowest bid, then Landlord shall have the right to approve such Contractor, provided Landlord's approval shall not be unreasonably withheld or delayed; and

(iv) Tenant shall not be required to remove any Refurbishment Work described in the "Scope of Work" attached hereto as **Exhibit D** upon the expiration or earlier termination of the Lease, as hereby amended.

(b) Disbursement of Refurbishment Allowance. Landlord shall disburse the Refurbishment Allowance to help Tenant pay for the costs of the design, construction, acquisition and installation of the Refurbishment Work actually incurred by Tenant (collectively, the "**Refurbishment Costs**") during the applicable Refurbishment Allowance Availability Period, which Refurbishment Costs shall include a construction supervision and management fee payable to Landlord in an amount equal to three and one-half percent (3.5%) of the total Refurbishment Costs (the "**CM Fee**"); provided, however, no CM Fee shall be charged by Landlord as part of the Refurbishment Costs or otherwise if Legacy Partners CDS, Inc. is retained as the Contractor. Disbursements from the Refurbishment Allowance shall be made pursuant to this Section 7.3(b) on a progress payment basis as the Refurbishment Costs are incurred for the Refurbishment

Work (in all events prior to the expiration of the applicable Refurbishment Allowance Availability Period, subject to the limitations set forth hereinbelow), and after Landlord has received all of the following (collectively, the "**Refurbishment Work Draw Documents**"): (i) a request for payment of Tenant's Contractor, in a commercially reasonable form, describing the portion of the Refurbishment Work which is the subject of such request for payment, and setting forth the amount of the Refurbishment Costs incurred in connection with the portion of the Refurbishment Work which is the subject of such request for payment; (ii) invoices which are, to Tenant's knowledge, factually correct from all of Tenant's Agents (as defined below) for labor and materials rendered in connection with such portion of the Refurbishment Work and included for payment in the applicable request for payment; and (iii) conditional executed mechanics' lien waivers and releases from the Contractor and all subcontractors and other persons or entities performing such portion of the Refurbishment Work (collectively, "**Tenant's Agents**") which shall comply with the appropriate provisions of California Civil Code Section 8132 through 8138. Within thirty (30) days after Landlord's receipt of the Refurbishment Work Draw Documents, Landlord shall deliver a check to Tenant made jointly payable to the Contractor and Tenant in payment of the lesser of (A) the amounts so requested by Tenant in the applicable Refurbishment Work Draw Documents, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "**Final Retention**"), and (B) the balance of any remaining available portion of the Refurbishment Allowance (not including the Final Retention). If the CM Fee is applicable, then Landlord shall deduct the CM Fee from the Final Retention. Subject to the provisions of this Section 7.3(b), a check for the Final Retention (less the CM Fee, if applicable) payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant following the completion of all of the Refurbishment Work, as evidenced by Tenant's delivery to Landlord of properly executed mechanics lien releases in compliance with both California Civil Code Section 8134 and either Section 8136 or Section 8138. In no event shall Landlord be obligated to make disbursements pursuant to this Section 7.3: (1) more often than once per month; (2) in a total amount which exceeds the Refurbishment Allowance; (3) before the commencement of the applicable Refurbishment Allowance Availability Period; (4) with respect to any Refurbishment Work Draw Documents delivered before or after the applicable Refurbishment Allowance Availability Period; and (5) notwithstanding anything to the contrary in this Section 7.3, if as of (x) May 31, 2014 (i.e., the expiration of the Refurbishment Allowance Availability Period pertaining to the portion of the Refurbishment Allowance totaling $1,104,125.00), all or any portion of such $1,104,125.00 amount is unused, such unused portion shall revert to Landlord and Tenant shall not be entitled to receive such unused portion of the Refurbishment Allowance), and (y) November 30, 2015 (i.e., the expiration of the Refurbishment Allowance Availability Period pertaining to the portion of the Refurbishment Allowance totaling $220,825.00), all or any portion of such $220,825.00 amount is unused, such unused portion shall revert to Landlord and Tenant shall not be entitled to receive such unused portion of the Refurbishment Allowance). In addition, Tenant shall not be entitled to receive in cash or as a credit against any rental or otherwise, any portion of the Refurbishment Allowance not used to pay for the Refurbishment Costs.

8. Option to Extend Second Extended Term. Section 10 of the Third Amendment is hereby deleted in its entirety and in lieu thereof, Landlord hereby grants to Tenant one (1) option (the "**Extension Option**") to extend the term of the Lease (as hereby amended) for all, but not less than all, of the entire Premises (i.e., the Existing Premises and the Atlantic Expansion Space) (the "**Renewal Premises**") for a period of five (5) years ("**Option Term**") immediately following the expiration of the Second Extended Term and the Atlantic Expansion Space Term (i.e., the Option Term shall be for the period commencing on January 1, 2021 and ending on December 31, 2025), which Extension Option shall be exercisable only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below.

8.1. Option Rent. The annual Base Rent payable by Tenant during the Option Term (the "**Option Rent**"): (i) with respect to the Challenger Premises shall be equal to the greater of (A) the Challenger Floor Base Rent (as defined hereinbelow), and (B) the Challenger Fair Market Rental Rate (as defined hereinbelow); and (ii) with respect to the Atlantic Premises shall be equal to the greater of (A) the Atlantic Floor Base Rent (as defined hereinbelow), and (B) the Atlantic Fair Market Rental Rate (as defined hereinbelow). As used herein, (1) the "**Challenger Floor Base Rent**" shall mean an amount equal to the product of (x) $1.25, multiplied by (y) twelve (12), multiplied by (z) the number of rentable square feet in the Challenger Premises, which Challenger Floor Base Rent will be increased as of the first (1st) anniversary of the commencement date of the Option Term and each annual anniversary thereafter during the Option Term by three percent (3%) on a cumulative and compounded basis, and (2) the "**Atlantic Floor Base Rent**" shall mean an amount equal to the product of (x) $1.82, multiplied by (y) twelve (12), multiplied by (z) the number of rentable square feet in the Atlantic Premises, which Atlantic Floor Base Rent will be increased as of the first (1st) anniversary of the commencement date of the Option Term and each annual anniversary thereafter during the Option Term by three percent (3%) on a cumulative and compounded basis. As used herein, the "**Challenger Fair Market Rental Rate**" shall mean the annual base rent at which non-equity tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Challenger Premises for a comparable term, which comparable space is located in the other existing buildings in the Project which are office buildings, and in other single story office buildings in the Alameda Office Market that are of age and quality comparable to the Building (collectively, "**Comparable Buildings**"), taking into consideration all free rent and other out-of-pocket concessions generally being granted at such time for such comparable space for the Option Term (including, without limitation, any tenant improvement allowance provided for such comparable space, with the amount of such tenant improvement allowance to be provided for the Challenger Premises during the Option Term to be determined after taking into account the age, quality and layout of the tenant improvements in the Challenger Premises as of the commencement of the Option Term); provided, however, if Tenant does not deliver the Tangible Net Worth Documentation to Landlord with Tenant's Interest Notice (as those terms are defined below), or if Landlord is not satisfied with Tenant's Tangible Net Worth evidenced by the Tangible Net Worth Documentation delivered to Landlord, then the Challenger Fair Market Rental Rate shall mean the annual base rent at which non-equity tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Challenger Premises on an "as-is" basis for a comparable term, which comparable space is located in the Comparable Buildings (specifically excluding any free rent, tenant improvements, tenant improvement allowance or other rental concessions provided for such comparable space), and Landlord shall not be required to provide

any free rent, tenant improvements, tenant improvement allowance or other rental concessions for the Option Term. As used herein, the "**Atlantic Fair Market Rental Rate**" shall mean the annual base rent at which non-equity tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Atlantic Premises for a comparable term, which comparable space is located in the Comparable Buildings, taking into consideration all free rent and other out-of-pocket concessions generally being granted at such time for such comparable space for the Option Term (including, without limitation, any tenant improvement allowance provided for such comparable space, with the amount of such tenant improvement allowance to be provided for the Atlantic Premises during the Option Term to be determined after taking into account the age, quality and layout of the tenant improvements in the Atlantic Premises as of the commencement of the Option Term); provided, however, if Tenant does not deliver the Tangible Net Worth Documentation to Landlord with Tenant's Interest Notice, or if Landlord is not satisfied with Tenant's Tangible Net Worth evidenced by the Tangible Net Worth Documentation delivered to Landlord, then the Atlantic Fair Market Rental Rate shall mean the annual base rent at which non-equity tenants, as of the commencement of the Option Term, will be leasing non-sublease space comparable in size, location and quality to the Atlantic Premises on an "as-is" basis for a comparable term, which comparable space is located in the Comparable Buildings (specifically excluding any free rent, tenant improvements, tenant improvement allowance or other rental concessions provided for such comparable space), and Landlord shall not be required to provide any free rent, tenant improvements, tenant improvement allowance or other rental concessions for the Option Term. All other terms and conditions of the Lease, as hereby amended, shall apply throughout the Option Term; however, Tenant shall have no extension or renewal option beyond the Extension Option described in this Section 8.

8.2. <u>Exercise of Option</u>. The Extension Option shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice ("**Interest Notice**") to Landlord not before October 1, 2019 and not later than December 31, 2019 stating that Tenant may be interested in exercising the Extension Option, and together with the Interest Notice, Tenant may deliver evidence (collectively, the "**Tangible Net Worth Documentation**") to Landlord of Tenant's then-current tangible net worth and net income, in the aggregate, computed in accordance with generally accepted accounting principles, but excluding goodwill as an asset (collectively, "**Tangible Net Worth**"); (ii) Landlord, after receipt of Tenant's Interest Notice, shall deliver written notice (the "**Option Rent Notice**") to Tenant on or prior to January 31, 2020 setting forth Landlord's determination of the Option Rent; and (iii) subject to Tenant's right to object to the Challenger Fair Market Rental Rate and the Atlantic Fair Market Rental Rate as set forth in the next sentence, if Tenant wishes to exercise the Extension Option, Tenant shall, on or before March 31, 2020 (the "**Exercise Date**"), exercise the Extension Option by delivering written notice ("**Exercise Notice**") thereof to Landlord. If Landlord determines in Landlord's Option Rent Notice that the Option Rent for the Challenger Premises for the Option Term shall equal the Challenger Fair Market Rental Rate pursuant to Section 8.1(i)(B) above, and/or that the Option Rent for the Atlantic Premises for the Option Term shall equal the Atlantic Fair Market Rental Rate pursuant to Section 8.1(ii)(B) above, then concurrently with Tenant's delivery of the Exercise Notice, Tenant may object, in writing, to Landlord's determination of the Challenger Fair Market Rental Rate and/or the Atlantic Fair Market Rental Rate, as the case may be, for the Option Term set forth in the Option Rent Notice, in which event such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, shall be determined

pursuant to Section 8.3 below. Tenant's failure to deliver the Interest Notice or Exercise Notice on or before the applicable delivery dates therefor specified hereinabove shall be deemed to constitute Tenant's waiver of the Extension Option. If Tenant timely delivers the Exercise Notice and does not affirmatively state therein that Tenant accepts Landlord's determination of the Challenger Fair Market Rental Rate and/or the Atlantic Fair Market Rental Rate, as the case may be, set forth in the Option Rent Notice, then Tenant shall be deemed to have objected to Landlord's determination of such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, in which event such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, shall be determined pursuant to Section 8.3 below. If Landlord determines in Landlord's Option Rent Notice that the Option Rent for the Challenger Premises shall equal the Challenger Floor Base Rent pursuant to Section 8.1(i)(A) above and/or that the Option Rent for the Atlantic Premises shall equal the Atlantic Floor Base Rent pursuant to Section 8.1(ii)(A) above, as the case may be, such determination shall be final and conclusive, and the following provisions of Section 8.3 shall not apply with respect to such applicable determination.

8.3. Determination of Option Rent. If Landlord determines in Landlord's Option Rent Notice that the Option Rent for the Challenger Premises for the Option Term shall equal the Challenger Fair Market Rental Rate pursuant to Section 8.1(i)(B) above and/or that the Option Rent for the Atlantic Premises for the Option Term shall equal the Atlantic Fair Market Rental Rate pursuant to Section 8.1(ii)(B) above, as the case may be, and Tenant timely and appropriately objects in writing pursuant to Section 8.2 above with respect to such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, for the Option Term, then Landlord and Tenant shall attempt to agree upon such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, using their good-faith efforts. If Landlord and Tenant fail to reach agreement by the date (the **"Outside Agreement Date"**) which is twenty (20) days following Tenant's delivery of the Exercise Notice, then Tenant shall have the right, within two (2) business days after the Outside Agreement Date, to rescind the Exercise Notice for the Option Term by delivering written notice of such rescission (the **"Rescission Notice"**) to Landlord. If Tenant timely and properly delivers to Landlord the Rescission Notice for the Option Term pursuant to the foregoing, then (i) Tenant shall be deemed to have rescinded the Exercise Notice for the Option Term, (ii) the Extension Option shall be null and void as of the date Tenant delivered such Rescission Notice to Landlord, and (iii) Landlord and Tenant shall have no further liability to the other under this Section 8. Tenant's failure to timely deliver the Rescission Notice shall be deemed to be Tenant's election to proceed with the exercise of Tenant's Extension Option for the Option Term and to have the Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, determined pursuant to the following provisions of this Section 8.3. If Tenant does not timely deliver the Rescission Notice, then each party shall submit to the other party a separate written determination of such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, within ten (10) business days after the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with the provisions of Sections 8.3(a) through (h) below. The failure of Tenant or Landlord to submit a written determination of such Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, within such ten (10) business day period shall conclusively be deemed to be such party's approval of such Challenger Fair Market Rental Rate and/or Atlantic Fair

Market Rental Rate, as the case may be, submitted within such ten (10) business day period by the other party.

(a) Landlord and Tenant shall each appoint one (1) arbitrator who shall by profession be a real estate leasing broker who shall have (i) been active over the ten (10) year period ending on the date of such appointment in the leasing of the Comparable Buildings, (ii) no financial interest in Landlord or Tenant, and (iii) not represented or employed or engaged the appointing party during such 10-year period. The determination of the arbitrators shall be limited solely to the issue of whether Landlord's or Tenant's submitted Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, is the closer to the actual Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, as determined by the arbitrators, taking into account the requirements with respect thereto set forth in Section 8.1 above. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date.

(b) The two (2) arbitrators so appointed shall, within fifteen (15) days after the date of the appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

(c) The three (3) arbitrators shall, within thirty (30) days after the date of appointment of the third arbitrator, reach a decision as to which of Landlord's or Tenant's submitted Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, is closer to the actual Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, as the case may be, and shall select such closer determination as the Challenger Fair Market Rental Rate and/or Atlantic Fair Market Rental Rate, respectively, and notify Landlord and Tenant thereof.

(d) The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

(e) If either Landlord or Tenant fails to appoint an arbitrator within the time period specified in Section 8.3(a) above, the arbitrator appointed by one of them shall reach the decision set forth in Section 8.3(c) above, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

(f) If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, a third arbitrator shall be appointed by the Superior Court in and for the county of Alameda, California.

(g) Each party shall pay the fees and expenses of the arbitrator appointed by or on behalf of it, and each shall pay one-half of the fees and expenses of the third arbitrator, if any.

(h) In no event shall the applicable Option Rent selected by the arbitrator(s) pursuant to this Section 8.3 be less than the Challenger Floor Base Rent with respect to the Challenger Premises or the Atlantic Floor Base Rent with respect to the Atlantic Premises, as the case may be.

8.4. Default; Rights Personal. Notwithstanding the foregoing, at Landlord's option, in addition to any other remedies available to Landlord under the Lease (as hereby amended), at law or in equity, the Extension Option shall not be deemed properly exercised if as of the date of delivery of the Exercise Notice by Tenant Tenant is in monetary or material non-monetary default under the Lease (as hereby amended) beyond all applicable notice and cure periods. Tenant's Extension Option is personal to the original Tenant executing this Fifth Amendment (the "**Original Tenant**") and any entity or person to which the Original Tenant's entire interest in the Lease, as hereby amended, has been assigned pursuant to Section 12(j) of the Original Lease (each, an "**Affiliate**") and may not be assigned or exercised, voluntarily or involuntarily, by or to, any person or entity other than the Original Tenant or such Affiliate assignee, as the case may be, and shall only be available to and exercisable by the Original Tenant or such Affiliate assignee, as the case may be, when the Original Tenant or such Affiliate assignee, as the case may be, is in actual and physical possession of the entire Renewal Premises.

9. Single-Tenant Building Modifications. As of (i) the Effective Date, Tenant leases the entire rentable square footage of the Challenger Building and is the sole tenant of the Challenger Building, and (ii) the Atlantic Expansion Space Commencement Date, Tenant shall lease the entire rentable square footage of the Atlantic Building and shall be the sole tenant in the Atlantic Building. Accordingly, the following modifications shall be made to the Lease (A) with respect to the Challenger Premises, effective from and after the Effective Date, and (B) with respect to the Atlantic Premises, effective from and after the Atlantic Expansion Space Commencement Date, and in connection therewith, during the period (1) from the Effective Date through and including the day before the Atlantic Expansion Space Commencement Date, all references in Sections 9.1 through 9.6 below to the "Premises" shall mean the Challenger Premises, only, and the "Building" shall mean the Challenger Building, only, and (2) from and after the Atlantic Expansion Space Commencement Date, all references in Sections 9.1 through 9.6 below to the "Premises" shall mean both the Challenger Premises and the Atlantic Premises, and the "Building" shall mean both the Challenger Building and the Atlantic Building (provided, however, paragraph Section 8(e) of the Original Lease [as added by Section 9.4(b) below] shall apply with respect to both the Challenger Building and the Atlantic Building from and after the Effective Date):

9.1. Gross-Up Provision. The fourth (4th) sentence of Paragraph 4(a) of the Original Lease (as replaced by Section 2 of the First Amendment), which provides for an adjustment of Operating Expenses to assume 95% occupancy of the Building, shall be deleted.

9.2. Janitorial Service. Landlord shall not be obligated to provide any janitorial services to the Premises or replace any light bulbs, lamps, starters and ballasts for lighting fixtures within the Premises. Tenant shall be solely responsible, at Tenant's sole cost and expense, for (i) performing all janitorial services, trash removal and other cleaning of the Premises, and (ii) replacement of all light bulbs, lamps, starters and ballasts for lighting fixtures within the Premises, all as appropriate to maintain the Premises in a manner consistent with the age and quality of the Building and Project. Such services to be provided by Tenant shall be performed by contractors and pursuant to service contracts reasonably approved by Landlord. Landlord shall have the right to inspect the Premises upon reasonable notice to Tenant to confirm compliance with the terms of the Lease, as hereby amended.

9.3. Services. Paragraph 7 of the Original Lease (as amended by Paragraph 4 of the Addendum attached to the Original Lease) shall be deleted in its entirety and replaced with the following:

"7. **Services.**

a. Tenant's Responsibility. Tenant shall be solely responsible, at its sole cost and expense, for the furnishing of all services and utilities to the Premises, including, but not limited to HVAC, electricity, water, telephone, telecommunications, cleaning, pest control, trash removal and security services (as well as maintenance and repairs of the Premises in accordance with the provisions of Paragraph 8(a) below and providing the janitorial and other services to the Premises as provided in Section 9.2 of that certain Amendment No. 5 to Marina Village Office Lease dated May 31, 2013 between Landlord and Tenant [the "**Fifth Amendment**"]). In connection with the foregoing, Tenant hereby agrees that (i) Landlord shall have absolutely no obligation to provide any such or other services or utilities to the Premises, it being agreed that this Lease is in the nature of a "single-tenant building" lease (although Landlord shall maintain and keep in service the existing utility connections located outside the Building and connected to the exterior of the Building as necessary for distribution of such utilities to the Premises by Tenant), (ii) Tenant shall contract directly with the applicable utility providers to provide all such utilities to the Premises, which utilities shall be separately metered, at Tenant's cost, and (iii) Tenant shall pay for the cost of such utilities consumed at the Premises (and for all services provided to the Premises) directly to the applicable provider thereof. All such services and utilities for the Premises shall be provided in such a manner so as to maintain the Premises and the Building in a condition consistent with the age and quality of the Building and the Comparable Buildings, and if Tenant fails to do so, and such failure shall continue for fifteen (15) days after written notice from Landlord (which notice and cure period shall not be required in the event of an emergency), Landlord shall have the right to provide such services and/or such utilities and any charges or costs reasonably incurred by Landlord in connection therewith shall be deemed additional rent due and payable by Tenant within ten (10) days after receipt by Tenant of a written statement thereof from Landlord.

b. Overstandard Tenant Use. If Tenant shall use, or desire to use, electricity, water, HVAC or any other utilities for the Premises in quantities that exceed the capacity of the equipment supplying the same to the Building, then, subject to applicable law, and subject to Landlord's approval, which shall not be unreasonably withheld, conditioned or delayed, Tenant shall, at Tenant's sole cost and expense, install such supplemental equipment as may be reasonably required to provide such excess capacity.

c. Interruption of Use. Subject to Section 7(d) below, Tenant agrees that Landlord shall not be liable for damages, by abatement of rent or otherwise, for failure to furnish or delay in furnishing any utilities or services (including telephone and telecommunication services), or for any diminution in the quality or

AMENDMENT NO. 6
TO
MARINA VILLAGE OFFICE TECH LEASE

This AMENDMENT NO. 6 TO MARINA VILLAGE OFFICE TECH LEASE (this "**Sixth Amendment**") is made and entered into effective as of October 30, 2017 (the "**Effective Date**"), by and between BSREP MARINA VILLAGE OWNER LLC, a Delaware limited liability company ("**Landlord**"), and INSITE VISION INCORPORATED, a Delaware corporation ("**Tenant**").

RECITALS:

A. Reference is hereby made to that certain Marina Village Industrial Gross Office Tech Lease dated as of September 1, 1996 (the "**Original Lease**") between Alameda Real Estate Investments, a California limited partnership ("**Alameda**") and Tenant, as amended by that certain: (i) Amendment No. 1 to Marina Village Office Tech Lease dated July 20, 2001 (the "**First Amendment**") between Alameda and Tenant; (ii) Amendment No. 2 to Marina Village Office Tech Lease dated August 1, 2003 (the "**Second Amendment**") between Alameda and Tenant; (iii) Amendment No. 3 to Marina Village Office Tech Lease dated November 21, 2006 (the "**Third Amendment**") between Legacy Partners I Alameda, a Delaware limited liability company ("**Legacy**") (successor-in-interest to Alameda) and Tenant; (iv) Amendment No. 4 to Marina Village Office Tech Lease dated April 1, 2007 (the "**Fourth Amendment**") between Legacy and Tenant; and (v) Amendment No. 5 to Marina Village Office Tech Lease dated May 31, 2013 (the "**Fifth Amendment**") between Legacy and Tenant.

B. The Original Lease, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are collectively referred to herein as the "**Lease**".

C. Landlord has succeeded to the interests of Legacy as landlord under the Lease.

D. Pursuant to the Lease, Tenant is currently leasing from Landlord the following (collectively, the "**Existing Premises**"): (i) that certain premises containing approximately 20,254 rentable square feet of space (collectively, the "**Challenger Premises**") comprising the entire rentable area of that certain building addressed as 2020 Challenger Drive, Alameda, California (the "**Challenger Building**"); and (ii) that certain premises containing approximately 23,911 rentable square feet of space (the "**Atlantic Premises**") comprising the entire rentable area of that certain building addressed as 965 Atlantic Avenue, Alameda, California (the "**Atlantic Building**"). The Existing Premises are part of a multi-building commercial project known as "Marina Village" and located on an approximately 200-acre site on the estuary side of the island of Alameda (the "**Project**").

E. The parties desire to amend the Lease to (i) reduce the size of the Existing Premises by deducting therefrom the entire Challenger Premises (sometimes referred to herein as the "**Reduction Premises**"), and (ii) modify various terms and provisions of the Lease, all as hereinafter provided.

F. Except as otherwise set forth herein, all capitalized terms used in this Sixth Amendment shall have the same meaning as given such terms in the Lease.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Termination of Reduction Premises. Effective as of 12:00 midnight on December 31, 2017 (the "**Reduction Date**"), the Existing Premises leased by Tenant from Landlord under the Lease (as hereby amended) shall no longer include the Reduction Premises. Therefore, for purposes of the Lease and this Sixth Amendment, effective immediately after the Reduction Date, (i) the Lease shall be deemed terminated with respect to the Reduction Premises, (ii) the remaining premises leased by Tenant under the Lease, as hereby amended, shall be the Atlantic Premises (sometimes referred to herein as the "**Remaining Premises**"), and (iii) all references in the Lease to the "Premises" shall mean the "Remaining Premises". Effective as of the Reduction Date (A) Landlord and Tenant shall each be fully and unconditionally released and discharged from their respective obligations first arising from or in connection with the Reduction Premises after the Reduction Date, and (B) Landlord and Tenant each further agree to mutually release each other and their respective agents, employees, officers, directors, shareholders, joint venturers and partners from all demands, charges, claims, accounts or causes of action of any nature, including, without limitation, both known and unknown claims and causes of action (collectively, "**Claims**") which either party had or now has or hereafter can, shall, or may have against the other party first arising out of or in connection with the Reduction Premises after the Effective Date. Notwithstanding the termination of the Lease with respect to the Reduction Premises and the release of liability provided for hereinabove, (1) Tenant shall remain liable for its obligations under Section 3 below and for all obligations and Claims arising out of or in connection with any holdover by Tenant of the Reduction Premises beyond the Reduction Date, and (2) each party shall remain liable for (x) all of its respective obligations under the Lease, as hereby amended, with respect to the Reduction Premises arising prior to and including the Reduction Date; and (y) all of such party's indemnification and other obligations with respect to the Reduction Premises which expressly survive termination of the Lease, including, without limitation, Tenant's obligation to pay for any reconciliation of Tenant's Percentage Share of actual Property Taxes and Operating Expenses versus Landlord's estimate of Property Taxes and Operating Expenses with respect to the Reduction Premises for the period arising prior to and including the Reduction Date pursuant to the provisions of the Lease.

2. Reduction Fee. As additional consideration for Landlord entering into this Sixth Amendment, Tenant shall pay to Landlord a fee (the "**Reduction Fee**") in the amount of $500,000.00, which Reduction Fee shall be due and payable concurrently with Tenant's execution and delivery of this Sixth Amendment.

3. Surrender of Reduction Premises. Tenant covenants to surrender and deliver exclusive possession of the Reduction Premises to Landlord on or before the Reduction Date in the condition required by Section 8(d) of the Original Lease (as added by Section 10.2 of the Fifth Amendment); provided, however, that Tenant shall have no obligation to remove any alterations

or improvements therefrom. If Tenant does not surrender and deliver exclusive possession of the Reduction Premises to Landlord in such condition on or before the Reduction Date, Tenant shall, notwithstanding Paragraph 21(c) of the Original Lease to the contrary, be deemed to be a tenant at sufferance and the monthly Base Rent payable by Tenant for the Reduction Premises shall equal two hundred percent (200%) of the Base Rent applicable during the last rental period of the Second Extended Term under the Lease, as hereby amended.

4. Base Rent. Notwithstanding anything to the contrary contained in the Lease (as hereby amended), effective from and after January 1, 2018, the Base Rent payable by Tenant for the Remaining Premises shall be as set forth in the following schedule:

Period	Annual Base Rent	Monthly Installment of Base Rent	Monthly Base Rental Rate Per Rentable Square Foot of the Remaining Premises
1/1/18 – 5/31/18	$493,523.04	$41,126.92	$1.72
6/1/18 – 5/31/19	$507,869.64	$42,322.47	$1.77
6/1/19– 12/31/20	$522,216.24	$43,518.02	$1.82

5. Tenant's Percentage Share. Due to the reduction of the Reduction Premises from the Existing Premises pursuant to Section 1 above, effective from and after January 1, 2018, the "Tenant's Percentage Share" Section of the Basic Lease Information attached to the Original Lease (last amended by Section 6 of the Fifth Amendment) shall be deleted in its entirety and replaced with the following:

"**Tenant's Percentage Share:** Atlantic Premises – 23,911 rsf/23,911 rsf = 100%"

6. Condition of Premises. Tenant hereby acknowledges and agrees that except as expressly provided in the Lease, as hereby amended: (i) Landlord shall not be obligated to construct or install, or provide any allowance to pay for, the construction or installation of, any improvements or alterations in or to the Existing Premises; and (ii) Tenant shall accept the Existing Premises in their "AS-IS" condition as of the Effective Date.

7. Parking. Effective from and after January 1, 2018, Tenant shall have the right to use, on a "first-come, first-serve" basis, in common with other tenants of the Building and free of parking charges, up to seventy-nine (79) unreserved parking spaces, which unreserved parking spaces are located in the parking facilities servicing the Atlantic Building as shall be designated by Landlord from time to time for unreserved parking for the tenants of the Atlantic Building (the "**Parking Facilities**"). Tenant's continued right to use the parking spaces is conditioned upon (i) Tenant abiding by (A) all rules and regulations which are prescribed from time to time by Landlord or any common area association of the Project having rights over the Parking Facilities (the "**Rules and Regulations**"), and (B) all recorded covenants, conditions and restrictions affecting the Building and/or the Project, and (ii) upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with the Parking Rules and Regulations (and all such

modifications and additions thereto, as the case may be), any such other rules and regulations and covenants, conditions and restrictions. Landlord (and/or any other owners of Marina Village) specifically reserve the right to change the size, configuration, design, layout, location and all other aspects of the Parking Facilities (including without limitation, implementing paid visitor parking), and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under the Lease, as hereby amended, from time to time, close-off or restrict access to any or all of the Parking Facilities. Landlord may delegate its responsibilities hereunder to a parking operator (the "**Parking Operator**") in which case the Parking Operator shall have all the rights of control attributed hereby to Landlord. Any parking tax or other charges imposed by governmental authorities in connection with the use of such parking shall be paid directly by Tenant or the parking users, or, if directly imposed against Landlord, Tenant shall reimburse Landlord for all such taxes and/or charges within ten (10) days after Landlord's demand therefor. The parking rights provided to Tenant pursuant to this Section 7 are provided solely for use by Tenant's own personnel and such rights may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval, except in connection with an assignment of the Lease, as hereby amended, or sublease of the Premises made in accordance with the terms of the Lease, as hereby amended. All visitor parking by Tenant's visitors shall be subject to availability, as reasonably determined by Landlord (and/or the Parking Operator, as the case may be), parking in such visitor parking areas of the Project as may be designated by Landlord (and/or the Parking Operator and/or any common area association of the Project having rights over the parking facilities of the Project) from time to time, and payment by such visitors of the prevailing visitor parking rate (if any) charged by Landlord (and/or the Parking Operator and/or such common area association) from time to time.

8. Landlord's Address. Effective as of the Effective Date, Landlord's address for Notices and for payment of Rent shall be revised to be:

"For all Notices:

c/o Brookfield Property Group
601 South Figueroa St., Suite 2200
Los Angeles, CA 90017
Attention: Thomas Diamond
Email: thomas.diamond@brookfield.com

with a copy to:

c/o Brookfield Property Group
Brookfield Place, 15th Floor
250 Vesey Street,
New York, NY 10281-1023
Attention: Steven Ganeless
Email: steven.ganeless@brookfield.com

For Payments by Check via USPS:

BSREP MARINA VILLAGE OWNER LLC

P.O. Box 398059
San Francisco, CA 94139-8059

For Payments by Check via Overnight Delivery:

BSREP MARINA VILLAGE OWNER LLC
DEPT# 38059
3440 Walnut Avenue, Bldg. A, Window H
Fremont, CA 94538

For Payments by Wire or ACH:

Wells Fargo Bank, N.A.
San Francisco, CA
ABA # 121 000 248
Acct # 4940840143
Acct Name: BSREP MARINA VILLAGE OWNER LLC".

9. CASp. The following notice is hereby provided pursuant to Section 1938(e) of the California Civil Code:

> "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or Landlord may not prohibit the Tenant or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the Tenant or tenant, if requested by the Tenant or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises."

In furtherance of and in connection with such notice: (i) Tenant, having read such notice and understanding Tenant's right to request and obtain a CASp inspection and with advice of counsel, hereby elects not to obtain such CASp inspection and forever waives its rights to obtain a CASp inspection with respect to the Existing Premises, the Challenger Building, the Atlantic Building and/or the Project to the extent permitted by applicable laws now or hereafter in effect; and (ii) if the waiver set forth in clause (i) hereinabove is not enforceable pursuant to applicable laws now or hereafter in effect, then Landlord and Tenant hereby agree as follows (which constitute the mutual agreement of the parties as to the matters described in the last sentence of the foregoing notice): (A) Tenant shall have the one-time right to request for and obtain a CASp inspection of the Existing Premises, which request must be made, if at all, in a written notice delivered by Tenant to Landlord on or before the Reduction Date; (B) any CASp inspection timely requested by Tenant shall be conducted (1) between the hours of 9:00 a.m. and 5:00 p.m. on any business day, (2) only after ten (10) days' prior written notice to Landlord of the date of such CASp inspection, (3) in a professional manner by a CASp designated by Landlord and without any testing that would

damage the Existing Premises, the Challenger Building, the Atlantic Building or the Project in any way, and (4) at Tenant's sole cost and expense, including, without limitation, Tenant's payment of the fee for such CASp inspection, the fee for any reports prepared by the CASp in connection with such CASp inspection (collectively, the "**CASp Reports**") and all other costs and expenses in connection therewith; (C) Tenant shall deliver a copy of any CASp Reports to Landlord within three (3) business days after Tenant's receipt thereof; (D) Tenant, at its sole cost and expense, shall be responsible for making any improvements, alterations, modifications and/or repairs to or within the Existing Premises to correct violations of construction-related accessibility standards disclosed by such CASp inspection; and (E) if such CASp inspection identifies any improvements, alterations, modifications and/or repairs necessary to correct violations of construction-related accessibility standards relating to those items of the Project located outside the Existing Premises that are Landlord's obligation to repair as set forth in the Lease, then Landlord shall perform such improvements, alterations, modifications and/or repairs as and to the extent required by applicable laws to correct such violations, and Tenant shall reimburse Landlord for the cost of such improvements, alterations, modifications and/or repairs within ten (10) business days after Tenant's receipt of an invoice therefor from Landlord.

10. Miscellaneous Deletions. Effective from and after the Effective Date, Section 8 of the Fifth Amendment and Section 10 of the Third Amendment shall each be deleted in their entirety and of no further force of effect.

11. Brokers. Landlord and Tenant each hereby represents and warrants to the other party that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Sixth Amendment, except for CBRE, Inc., representing Landlord (the "**Broker**") and that it knows of no real estate broker or agent who is entitled to a commission in connection with this Sixth Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent in connection with this Sixth Amendment, other than the Broker.

12. Counterparts. This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same Sixth Amendment.

13. No Further Modification. Except as set forth in this Sixth Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

EXHIBIT B

INVENTORY OF FF&E

Name	Manufacturer	Model	Serial Number
HPLC, 1100 Series (LC-05)	Agilent	G1311A / 1100	DE11113532
Balance	Mettler	AT-261	M64062
Balance	Mettler	M3	G26845
Balance	Mettler	PG503-S	1118572540
Stirrer / Mixer	IKA Labortechnik Eurostar	EURO-ST P CV S1	94-361-02
Balance	Mettler	AE 200	K88074
Hi Temp Bath	Neslab	EX-25-1HT	42GM31210-1
Hi Temp Bath	Neslab	EX-25-1HT	92HM134060-1
Water Bath, Viscometry	PolyScience	9500	860846
Particle Counter	Met One	A2408	961774166
Balance	Mettler	PM2000	L07779
Balance	Ohaus	Harvard Trip	1186
Balance	Mettler	PM2500	1113192243
Steam Sterilizer	Getinge	GE6610 OMC-2	5102502-010-01
VITEK 2 COMPACT	Biomerieux	V2C	C22953
pH meter	Fisher Scientific	AB15	AB7010008P
Balance	Mettler	AT-460	M75139
Freeze Mobile	VIR TIS Co.	620112100C	1619
Laminar Flow Hood Clean Bench	Labconco (Cat# 3610004)	Purifier Clean Bench	010615390N
Water Bath, Viscometry	Brookfield	TC-500	92CML16220-2
Balance	Mettler	AT261	1113193251
Particle Counter	Met One	A2400	010200475
Viable Air Sampler	Bioscience International	SAS Super 100	00-C-1394
Electronic Balance	Ohaus	Scout Pro SP401	7125230105
Stirrer / Mixer	Heidolph Brinkmann	RZR-2101	109200762
Heating Block	Kaye	X0360	32012H
Densitometer	Mettler-Toledo	Densito 30PX	LWE43304
Steam Sterilizer	Getinge	20x20 DD	542-01
Balance	Mettler	PM4800	L82131
HPLC, 1100 Series	Aligent	G1311A / 1100	DE11112933
Laminar Flow Hood Clean Bench	Forma Scientific	1102	11875-52
Controller / Recorder	Honeywell	45AT-1100-40-001-03100	0639Y671936900001
Balance	Mettler-Toledo	1502-S	1129203211
VITEK 2 Densichek	Biomerieux	NA	IDK211196
Biological Safety Cabinet	Forma Scientific	Class II A/B3 Model 3937	14202-32

Initials

Initials

Steam Sterilizer	AMSCO	Eagle Series 3023 Vacamatic Autoclave	012979207
Incubator	Labline Imperial III	152880	0301-3610
Incubator	Forma Scientific	3937	31167-38
Balance	Mettler	PM4800	K98716
Refrigerator	Kenmore	253.60722004	WA82700214
Incubator	Labline Imperial III	152880	0301-3611
pH meter	Fisher Scientific	AB15 Plus	AB92327990
Humidity Chamber	Vaisala	na	na
Climet Particulate Sampler	Climet	CI-750t	080393
pH Meter	Fisher Scientific	Accumet AB15	AB 92327990
Heat Sealer	BOSCH Doboy	952484	92M-20475
Refrigerator-Freezer, Explosion-Proof	VWR	47747-226	0146201501120201
Heat Sealer	BOSCH Doboy	952484	87M-21909
Cap Sealer	Marburg Industries, Inc.	Auto Cap Sealer M-5	8492
Cozzoli Capper	Cozzoli	SC5OT-241	SC5OT-241
pH Meter	Fisher Scientific	Accumet AB15+	AB92340175
pH Meter	Fisher Scientific	Accumet AB15	AB92328397
Stirrer / Mixer	Heidolph Brinkmann	RZR-2051	99302152
Stirrer / Mixer	IKA Labortechnik Eurostar	EURO-ST P CV S1	95-278-02
Autoclave, Tabletop	Tuttnauer / Brinkmann	2540E	9406957
Freezer, Laboratory	Thermo Fisher	3752-DB	0146373401120330
Transfer Can Vessel, 3 Gallon (316L Stainless Steel)	Alloy Products Group	P/N C-526-0260-00	NSN
Water Bath, Viscometry	Brookfield	TC-502D	KK1161827
pH meter	Fisher Scientific	AB15	AB81207085
Gauge, Pressure	Ashcroft	8920	NSN
Incubator, Large Capacity	Shel Lab	RI40 / 1925A	09002413
Automated External Defibrillator (AED)	Philips	Heart Start M5068A AED Pad P/N M5071A	A07H-01876
TOC Analyzer	Shimadzu	TOC-VCSH	H51104435225
Balance	Mettler	PM30000K	2113124853
OMNICOLL Fraction Collector / Auto-Sampler	Lambda Laboratory Instruments	OMNICOLL Fraction	900272
Milli-Q Advantage (A10) Water Purification System	EMD Millipore	Z00Q0V0T0	F6HA57776I
Pressure Can, 316L Stainless Steel (6 vessels)	Alloy Products Group	NA	C206484-1-001
Balance	Mettler	AT201	1113242710
Sunbox, Suntest CPS+ P/N 55008042	Atlas / Heraeus	SUNTEST CPS+	1609011
Turbidity Meter (Turbidimeter)	Hach	2100N (P/N 4700060)	16080C034672
Stirrer / Mixer	Heidolph Brinkmann	RZR-2101	109200760
pH Meter	Mettler-Toledo	SevenExcellence	B718076646
Printer, Balance	Mettler-Toledo	RS-P25	B724240758

Initials

Initials

Incubator, Low Temperature	VWR	89508-420	300170862
LG 65" CLASS 4K HD LED LCD TV	na	na	na
Toc V system	na	na	na
Storage Cabinet, Sandusky Stainless Seel	na	na	na
Fire King Cabinet (44"x22"x53") 14 cabinets			
Various computers and printers with servers			
Telephone system with phones in each cubicle and office			
General lab supplies including glassware, pipettes, stir plates, pH meters, HPLC supplies,			
vials, wash rack, standard boxes and all general supplies to operate chemistry and microbiology			
ovens, refrigerators, stirrers, and microscopes			
furniture including desks, cabinets and book cases, partitions, tables, etc.			

Initials

Initials

EXHIBIT C

FORM OF BILL OF SALE

For the sum of Forty Thousand Dollars ($40,000.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, InSite Vision, Inc., a Delaware corporation ("Seller"), does hereby sell, transfer, and convey to AgeX Therapeutics, Inc., a Delaware corporation ("Buyer"), the personal property and furniture, fixtures and equipment owned by Seller and located within that certain premises situated in the building commonly known as 965 Atlantic Avenue, Alameda, California, as more particularly described on Schedule 1 attached hereto and made a part hereof ("FF&E").

Buyer acknowledges that Seller is selling and Buyer is buying the FF&E on an "as is, where is, with all faults" basis, and that Buyer is not relying on any representations or warranties of any kind whatsoever, express or implied, except as expressly set forth below, including, without limitation, any implied warranties as to merchantability or fitness for a particular purpose.

Seller represents and warrants to Buyer, however, that Seller is conveying title to the FF&E to Buyer free and clear of any liens or encumbrances or other rights of any parties or claimed security rights of any party. Buyer shall take delivery of the FF&E in its "as-is, where-is, with all faults" condition. Seller shall have no obligation to repair or replace any item of FF&E.

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of California. Any waiver by either party of any breach of any term or condition of this Bill of Sale shall not operate as a waiver of any other breach of such term or condition or of any other term or condition, nor shall any failure to enforce such provision hereof operate as a waiver of such provision or of any other provision hereof, nor constitute nor be deemed as a waiver or release of any other party for anything arising out of, connected with or based upon this Bill of Sale. In the event of any litigation involving the parties arising out of this Bill of Sale, the prevailing party shall be entitled to recover from the other party such reasonable attorneys' fees and costs as may reasonably be incurred, as awarded by the court hearing the matter.

This Bill of Sale may be executed electronically in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

Dated this 21 day of MARCH, 2019

SELLER:

INSITE VISION, INC.,
a Delaware corporation

By: [signature]

Name: JAYESH SHAH

Title: BOARD OF DIRECTOR

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Initials [initials]

BUYER:

AGEX THERAPEUTICS INC.,
a Delaware corporation

By: [signature]

Name: MICHAEL WEST

Title: CEO

Initials ______

Initials ______

Schedule 1

List of FF&E

Name	Manufacturer	Model	Serial Number
HPLC, 1100 Series (LC-05)	Agilent	G1311A / 1100	DE11113532
Balance	Mettler	AT-261	M64062
Balance	Mettler	M3	G26845
Balance	Mettler	PG503-S	1118572540
Stirrer / Mixer	IKA Labortechnik Eurostar	EURO-ST P CV S1	94-361-02
Balance	Mettler	AE 200	K88074
Hi Temp Bath	Neslab	EX-25-1HT	42GM31210-1
Hi Temp Bath	Neslab	EX-25-1HT	92HM134060-1
Water Bath, Viscometry	PolyScience	9500	860846
Particle Counter	Met One	A2408	961774166
Balance	Mettler	PM2000	L07779
Balance	Ohaus	Harvard Trip	1186
Balance	Mettler	PM2500	1113192243
Steam Sterilizer	Getinge	GE6610 OMC-2	5102502-010-01
VITEK 2 COMPACT	Biomerieux	V2C	C22953
pH meter	Fisher Scientific	AB15	AB7010008P
Balance	Mettler	AT-460	M75139
Freeze Mobile	VIR TIS Co.	620112100C	1619
Laminar Flow Hood Clean Bench	Labconco (Cat# 3610004)	Purifier Clean Bench	010615390N
Water Bath, Viscometry	Brookfield	TC-500	92CML16220-2
Balance	Mettler	AT261	1113193251
Particle Counter	Met One	A2400	010200475
Viable Air Sampler	Bioscience International	SAS Super 100	00-C-1394
Electronic Balance	Ohaus	Scout Pro SP401	7125230105
Stirrer / Mixer	Heidolph Brinkmann	RZR-2101	109200762
Heating Block	Kaye	X0360	32012H
Densitometer	Mettler-Toledo	Densito 30PX	LWE43304
Steam Sterilizer	Getinge	20x20 DD	542-01
Balance	Mettler	PM4800	L82131
HPLC, 1100 Series	Aligent	G1311A / 1100	DE11112933
Laminar Flow Hood Clean Bench	Forma Scientific	1102	11875-52
Controller / Recorder	Honeywell	45AT-1100-40-001-03100	0639Y671936900001
Balance	Mettler-Toledo	1502-S	1129203211
VITEK 2 Densichek	Biomerieux	NA	IDK211196
Biological Safety Cabinet	Forma Scientific	Class II A/B3 Model 3937	14202-32

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Steam Sterilizer	AMSCO	Eagle Series 3023 Vacamatic Autoclave	012979207
Incubator	Labline Imperial III	152880	0301-3610
Incubator	Forma Scientific	3937	31167-38
Balance	Mettler	PM4800	K98716
Refrigerator	Kenmore	253.60722004	WA82700214
Incubator	Labline Imperial III	152880	0301-3611
pH meter	Fisher Scientific	AB15 Plus	AB92327990
Humidity Chamber	Vaisala	na	na
Climet Particulate Sampler	Climet	CI-750t	080393
pH Meter	Fisher Scientific	Accumet AB15	AB 92327990
Heat Sealer	BOSCH Doboy	952484	92M-20475
Refrigerator-Freezer, Explosion-Proof	VWR	47747-226	0146201501120201
Heat Sealer	BOSCH Doboy	952484	87M-21909
Cap Sealer	Marburg Industries, Inc.	Auto Cap Sealer M-5	8492
Cozzoli Capper	Cozzoli	SC5OT-241	SC5OT-241
pH Meter	Fisher Scientific	Accumet AB15+	AB92340175
pH Meter	Fisher Scientific	Accumet AB15	AB92328397
Stirrer / Mixer	Heidolph Brinkmann	RZR-2051	99302152
Stirrer / Mixer	IKA Labortechnik Eurostar	EURO-ST P CV S1	95-278-02
Autoclave, Tabletop	Tuttnauer / Brinkmann	2540E	9406957
Freezer, Laboratory	Thermo Fisher	3752-DB	0146373401120330
Transfer Can Vessel, 3 Gallon (316L Stainless Steel)	Alloy Products Group	P/N C-526-0260-00	NSN
Water Bath, Viscometry	Brookfield	TC-502D	KK1161827
pH meter	Fisher Scientific	AB15	AB81207085
Gauge, Pressure	Ashcroft	8920	NSN
Incubator, Large Capacity	Shel Lab	RI40 / 1925A	09002413
Automated External Defibrillator (AED)	Philips	Heart Start M5068A AED Pad P/N M5071A	A07H-01876
TOC Analyzer	Shimadzu	TOC-VCSH	H51104435225
Balance	Mettler	PM30000K	2113124853
OMNICOLL Fraction Collector / Auto-Sampler	Lambda Laboratory Instruments	OMNICOLL Fraction	900272
Milli-Q Advantage (A10) Water Purification System	EMD Millipore	Z00Q0V0T0	F6HA57776I
Pressure Can, 316L Stainless Steel (6 vessels)	Alloy Products Group	NA	C206484-1-001
Balance	Mettler	AT201	1113242710
Sunbox, Suntest CPS+ P/N 55008042	Atlas / Heraeus	SUNTEST CPS+	1609011
Turbidity Meter (Turbidimeter)	Hach	2100N (P/N 4700060)	16080C034672
Stirrer / Mixer	Heidolph Brinkmann	RZR-2101	109200760
pH Meter	Mettler-Toledo	SevenExcellence	B718076646
Printer, Balance	Mettler-Toledo	RS-P25	B724240758

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Incubator, Low Temperature	VWR	89508-420	300170862
LG 65" CLASS 4K HD LED LCD TV	na	na	na
Toc V system	na	na	na
Storage Cabinet, Sandusky Stainless Seel	na	na	na
Fire King Cabinet (44"x22"x53") 14 cabinets			
Various computers and printers with servers			
Telephone system with phones in each cubicle and office			
General lab supplies including glassware, pipettes, stir plates, pH meters, HPLC supplies,			
vials, wash rack, standard boxes and all general supplies to operate chemistry and microbiology			
ovens, refrigerators, stirrers, and microscopes			
furniture including desks, cabinets and book cases, partitions, tables, etc.			

Initials

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Exhibit X – Certificates of Completion

(cleanroom areas red and green)



Exhibit X
rplan
Pilot Plant
Gowning Room
ble LAB Rooms
Formulation Labs
100 Clean Room
Room Air Wash
Mol Bio/Anal Chem
CellCulture 1 cleanroom
CellCulture 2 cleanroom
Freezer Room
Cryo Tank
Cryo Tank
Warehouse
GMP Cleanroom (green)
Bathrooms
Office Area
Bathrooms
Cleanroom Areas (green and red)